Exhibit 10.147

* Confidential Portion has been omitted pursuant to a request for confidential treatment by the Company to, and the material has been separately filed with, the SEC. Each omitted Confidential Portion is marked by three Asterisks.

TWELFTH AMENDMENT TO CONTRACT FOR ALASKA ACCESS SERVICES

This TWELFTH AMENDMENT TO THE CONTRACT FOR ALASKA ACCESS SERVICES (“Twelfth Amendment”) is entered into and effective as of the 13th   day of December, 2007 (“Effective Date”), by and between GENERAL COMMUNICATION, INC. and its indirectly, wholly-owned subsidiary, GCI COMMUNICATION CORP., both Alaska corporations (together, “GCI”) with offices located at 2550 Denali Street, Suite 1000, Anchorage, Alaska 99503-2781 and MCI COMMUNICATIONS SERVICES, INC., d/b/a Verizon Business Services (successor-in-interest to MCI Network Services, Inc., which was formerly known as MCI WORLDCOM Network Services (“Verizon”), with offices located at 1133 19th Street, N.W., Washington, D.C. 20036 (GCI with Verizon, collectively, the “Parties,” and individually, a “Party”).

RECITALS

WHEREAS, GCI and Verizon entered into that certain Contract for Alaska Access Services dated January 1, 1993 (“Original Agreement”), as amended by (i) the First Amendment to Contract for Alaska Access Services dated as of March 1, 1996, (ii) the Second Amendment to the Contract for Alaska Access Services dated as of January 1, 1998, (iii) the Third Amendment to Contract for Alaska Access Services dated as of March 1, 1998, (iv) the Fourth Amendment to Contract for Alaska Access Services dated as of January 1, 1999,  (v) the Fifth Amendment to Contract for Alaska Access Services dated as of August 7, 2000, (vi) the Sixth Amendment to Contract for Alaska Access Services dated as of February 14, 2001, (vii) the Seventh Amendment to Contract for Alaska Access Services dated as of March 8, 2001, (viii) the Eighth Amendment to the Contract for Alaska Access Services dated as of July 1, 2003, (ix) the Ninth Amendment to the Contract for Alaska Access Services dated as of January 23, 2005,  (x) the Tenth Amendment to the Contract for Alaska Access Services dated as of May 1, 2006, and (xi) the Eleventh Amendment to the Contract for Alaska Access Services dated as of January 1, 2007  (collectively,  “Agreement”) which set forth the general terms and conditions under which GCI provides certain telecommunications services to Verizon; and

WHEREAS, the General Services Administration (“GSA” or “Customer”) issued Networx Universal and Enterprise Solicitations for Telecommunication Services (“the Project”); and

WHEREAS, the Parties have agreed to incorporate into this Agreement the terms and conditions of the Teaming Agreement dated as of July 14, 2006, as amended by Amendment No. 1 dated as of March 23, 2007, both between GCI Communication Corp. and Verizon Services Corp., (collectively, the “Teaming Agreement”), wherein the Parties provide complementary talents, experience and capabilities to respond to the solicitations for and to perform telecommunications services for the Project, as described below.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

The above recitals are incorporated into the Agreement.

I.              Section 4.A.(2) of the Agreement is hereby revised to read as follows:  “The Party shall have failed to perform its obligations under the Agreement, coupled with a failure to remedy nonperformance within thirty days after receipt of written notice thereof from the other Party.”

II. Section 4.C. of the Agreement, as previously amended, is hereby deleted in its entirety and replaced with the following:

“C. DISPUTE RESOLUTION.

Any dispute, controversy or claim (collectively a “Dispute”) arising out of or relating to this Agreement will ***. Should resolution not occur ***, the Dispute will ***. If the Dispute cannot be resolved in good faith ***, the Parties may exercise any and all available remedies at law or equity (including injunctive relief) or may request that the Dispute be settled by binding arbitration. In the event the Parties agree to binding arbitration, which agreement shall be at their sole and absolute discretion, the costs of arbitration, including fees and expenses of the arbitrator, shall be shared equally by the Parties and each Party shall bear the cost of preparing its case.”

III.           Section 5 MISCELLANEOUS of the Agreement shall be hereby re-numbered to be Section 15 MISCELLANEOUS.

IV.           As of the Effective Date of this Twelfth Amendment, new Sections 5, 6, 7, 8, 9, 10, 11, 12,  13 and 14 of the Agreement shall be added as follows:

“5.           TEAMING ACTIVITIES.

A.            With the assistance ***, and subject to any necessary management approvals, *** proposal to the Customer for the Project. *** in the proposal as the prime contractor for the Project. *** proposal as a proposed subcontractor *** with the Project as generally described in the Exhibit As, attached to this Agreement and incorporated herein by this reference, and for the price(s) and/or fee(s) asset forth in Exhibit F hereto. *** acknowledges *** pre-award OSS Testing, Product Testing and Certification and Acceptance Testing as required by the Customer. *** and at no additional cost to ***.

B.            *** with all reasonable assistance in the development and preparation of any proposal(s) that may be required, including any best and final offer(s). The *** content of any *** the Customer ***. *** will include *** in its proposal(s) *** furnished ***. In its sole discretion, *** the provisions of the proposal.

C.            Both Parties will make available their respective management and technical personnel as may be appropriate during the conduct of any discussions and negotiations with the Customer concerning the award of a prime contract for the Project to ***.

D.            Each Party hereby authorizes the other Party to use any information, data or drawings provided hereunder consistent with Section 10, PROPRIETARY INFORMATION, solely for the express purpose of developing and presenting the Project proposal and obtaining a prime contract award to *** for the Project (the “Purpose”).

6.             ALLOCATION OF COSTS.

Each Party will be responsible for and bear the cost of its own efforts in the preparation and support of its portion of the proposal requirements and other responsibilities set forth in this Agreement.

7.             INDEPENDENT CONTRACTORS.

This Agreement is not intended to constitute, create, give effect or otherwise recognize a joint venture, partnership, principal-agent or formal business organization of any kind, and the rights and obligations of the Parties shall be only those expressly set forth herein. At all times Verizon and GCI shall remain independent contractors, each responsible for its own employees. Neither Party assumes responsibility to the other for costs, expenses, risks and liabilities arising out of the efforts of the other Party under this Agreement.

8.             TEAMING AGREEMENT.

A.            Nothing contained in this Agreement shall be deemed to restrict either Party from quoting, offering to sell or selling to others any items or services that it may regularly offer for sale or license, even though such items or services may be included in the Project proposal contemplated by this Agreement. Notwithstanding the nature of the Parties’ relationship under this Agreement, the Parties do not intend to prejudice the Customer in any way with respect to any action that it may take in procuring goods or services on the basis of competitive proposals or the awarding of contracts on a split or other type basis.

B.            The Parties will continue to follow procedures established by and known to the Parties for the ordering, provisioning and inventory of Services until such time that the Parties further amend the Agreement with regard thereto by adding Exhibits H and I to the Agreement.

9.             SUBCONTRACT.

In the event *** is awarded a prime contract for the Project as a result of the proposal contemplated by this Agreement, and this Agreement or the provisions hereof relating to the Project have not been previously terminated pursuant to the applicable provisions hereof, *** negotiations with *** intended to culminate in a further amendment hereto consistent with this Agreement and the Exhibits hereto, to the extent the same is required in the prime contract, and further subject to: (a) any necessary approvals by the Customer; (b) the inclusion of any additional necessary or appropriate “flow-down” clauses and other provisions from the prime contract between *** and Customer as *** deems necessary in its sole discretion to enable it to comply with its prime contract obligations and to provide *** with the required control over *** of the Project; and (c) the negotiation of other mutually acceptable terms and conditions. *** acknowledges that it has read and understands the Solicitation and all amendments thereto issued prior to the Effective Date hereof.

10.           Section 15 D, as renumbered herein, is hereby deleted in its entirety and replaced with the following:

15. D. PROPRIETARY INFORMATION.

If in the course of performing this Agreement, either Party discloses any proprietary or confidential information to the other Party, such disclosure shall be governed by the following provisions:

A.            For purposes of this Agreement, the term “Proprietary Information” means all information (i) related to the Agreement or the Project that the Parties may exchange under this Agreement or otherwise for the Purpose stated in Section 5 of the Agreement or (ii) that, although not related to the Agreement or such Purpose, is nevertheless disclosed by a Party (“Owner”) to the other Party (“Recipient”) as a result of the Parties’ discussions in that regard, and is identified to be proprietary and confidential to the Owner, an Affiliate of the Owner or to a third party. The term “Affiliate” means any person or entity directly or indirectly controlling, controlled by, or under common control with a Party. Proprietary Information disclosed in written or other tangible form (including on magnetic media) shall be marked with legends that identify the information as confidential or proprietary. Proprietary Information disclosed by oral, visual or other non-tangible means shall be reasonably identified as such by Owner at the time of disclosure. Notwithstanding the foregoing, and except as provided in subsection (d) below, the following categories of information shall be deemed to be Proprietary   Information in all cases, regardless of the form of disclosure or identification or lack of identification by a Party: proprietary network engineering designs; software; pricing and financial information; names of clients; and/or future product offerings.

B.            Proprietary Information shall be used by the Recipient only in the performance contemplated by this Agreement and shall not be disclosed to any other person, firm, corporation or partnership or used for any other purpose than the Purpose contemplated by this Agreement without the prior written consent of the Owner.

C.            To protect the Owner’s Proprietary Information from unauthorized use or disclosure, Recipient shall use the same degree of care that it uses to prevent unauthorized use or disclosure of its own proprietary or confidential information, data or drawings of like importance, but in no event shall the Recipient use less than a reasonable degree of care.

D.            The obligation to protect Proprietary Information as set forth in this Agreement, shall not apply to any of the following:

(1)           Information that is known to the Recipient without restriction when received, or thereafter is developed independently by the Recipient; or

(2)           Information that was obtained by Recipient from a source other than the Owner through no breach of confidence by the Recipient; or

(3)           Information that was in the public domain when received, or thereafter enters the public domain through no fault of the Recipient; or

(4)           Information that was disclosed by the Owner to a third party without restriction.

E.             GCI  hereby grants its consent for Verizon to disclose GCI’s Proprietary Information to the Customer, provided that Verizon shall identify any GCI Proprietary Information disclosed to the Customer as proprietary and shall request that Customer’s use of any such GCI Proprietary Information be restricted to use in reviewing and evaluating Verizon’s Project proposal as contemplated by this Agreement.

F.             Each Party’s obligations hereunder concerning Proprietary Information received from the other Party shall ***, notwithstanding any earlier expiration or termination of this Agreement. Upon expiration or termination of this Agreement, each Party shall cease use of Proprietary Information received from the other Party, and shall destroy all such Proprietary Information, including copies thereof, then in its possession or control, promptly furnishing the Owner with written certification of such destruction. Alternatively, at the request of the Owner, the Recipient shall return all such Proprietary Information and copies to the Owner. The rights and obligations of the Parties under this Section 15 shall survive any such return or destruction of Proprietary Information.

G.            The Parties agree that, in the event of a breach or threatened breach of the terms of this Section 15, the Owner shall be entitled to seek an injunction or other equitable relief prohibiting any such breach, without the necessity of posting a bond. Any such relief shall be in addition to and not in lieu of any appropriate relief in the way of money damages. The Parties acknowledge that Proprietary Information is valuable and unique and that unauthorized use or disclosure in breach of this Section 15 could result in irreparable injury to the Owner.

H.            All Proprietary Information received hereunder (including information in computer software or held in electronic storage media) shall remain the property of the Owner. Nothing contained in this Agreement, nor any disclosure hereunder, shall be construed as a grant of any right or license, express or implied, under any patent, copyright or other intellectual property right of the Owner.

11.           LIABILITY.

A.            Each Party will be solely responsible for liability arising out of its own acts or omissions occurring during the performance of its work under this Agreement. The performing

Party further agrees to indemnify, hold harmless and defend the other from all costs of any nature whatsoever arising out of any third party claim or action against the other Party resulting from the acts or omissions of the performing Party. The indemnified Party shall: (i) provide written notice of the claim or action to the indemnifying Party promptly after becoming aware of the same, (ii) relinquish control of the defense and/or settlement of such action or claim to the indemnifying Party, and (iii) at the indemnifying Party’s request, provide reasonable assistance and cooperation to the indemnifying Party, at the indemnifying Party’s sole expense. The indemnified Party’s failure to comply with any of the foregoing shall not modify any of indemnifying Party’s obligations under this section except to the extent that the indemnifying Party’s ability to fulfill any of such obligations is materially prejudiced by such failure. This provision shall not be construed to mean that the Parties are precluded from resolving a claim against each other.

B.            In the event of an alleged breach of this Agreement, or any claim whether in tort (including negligence and strict liability), contract, equity or otherwise, arising out of or in connection with this Agreement, or the acts or omissions of either Party, its agents, representatives or employees in the performance of this Agreement, the Parties agree that the sole remedy available shall be limited to the recovery of direct costs and applicable overhead reasonably expended in performance of the services related to the Project.

C.            In no event shall either Party be liable to the other Party for any special, indirect, incidental, punitive or consequential damages, including but not limited to lost profits or revenue, or lost business opportunities, even if advised of the possibility of such damages.

12.           INSURANCE.

GCI shall maintain for the Term of the Agreement the following insurance:

A.            Commercial General Liability Insurance, on an occurrence basis, including but not limited to, premises-operations, broad form property damage, products/completed operations, contractual liability, independent contractors, and personal injury, with limits of at least $*** combined single limit for each occurrence.

B.            Commercial Automobile Liability, with limits of at least $*** combined single limit for each occurrence.

C.            Excess Liability, in the umbrella form, with limits of at least $*** combined single limit for each occurrence.

D.            Workers’ Compensation Insurance as required by Applicable Law and Employer’s Liability Insurance with limits of not less than $***.

E.             All risk property insurance policy to cover GCI’s property, furnishings, & equipment.

F.             The above limits may be satisfied by a combination of underlying/primary and excess/umbrella insurance. All policies provided by GCI shall be ***. GCI shall waive its right of subrogation for all insurance claims. The Commercial General Liability and Commercial Auto Liability policies must name Verizon, its subsidiaries and affiliates as additional insureds. GCI’s insurance companies must be licensed to do business in the applicable state(s) and must meet or exceed an A.M. Best rating of A-X or its equivalent.

G.            All insurance must be in effect ***. For all insurance, GCI must deliver an industry-recognized certificate of insurance evidencing the amount and nature of the coverage, the expiration date of the policy and the waiver of subrogation and stating that the policy of insurance issued to GCI ***. Also, where applicable, such certificate of insurance shall evidence the name of Verizon as an additional insured. GCI shall submit such certificates of insurance annually to Verizon as evidence that it has maintained all required insurance. GCI is responsible for determining whether the above minimum insurance coverages are adequate to protect its interests. The above minimum coverages shall not constitute limitations upon GCI’s liability.

13.           TERMINATION OF TEAMING ACTIVITIES.

Only Sections 5, 6, 8 and 9 of this Agreement, and all rights and obligations of each Party thereunder, shall automatically terminate upon the happening of any of the following:

A.            *** the Project or the *** the Customer, or *** the Customer of ***  under the Project allocated to *** under Exhibit A hereto;

B.            The Customer’s *** for the Project to a contractor other than ***;

C.            The Parties’ execution *** to perform the work allocated *** in Exhibit A hereto;

D.            The Customer’s refusal *** for the portion of the Project *** in the Exhibit As hereto, despite *** reasonable efforts to secure such approvals;

E.             Upon notice from *** to *** if, as a result of judicial action or ruling, *** or the Customer is prohibited from utilizing *** to perform the work allocated ***  in Exhibit A hereto, or is required to utilize a different subcontractor to perform the work allocated to *** in the  Exhibit As hereto;

F.             Lapse of ***, unless such term is extended by mutual agreement;

G.            Mutual agreement of the Parties to terminate Sections 5, 6, 8 and 9 of this Agreement; or

H.            A material, uncured breach by either Party of any of the provisions contained herein, as described in Section 4 hereof.

14.           PUBLICITY.

Any news release (including communication of any sort with the press whether direct or indirect, written or oral), public announcement or advertisement to be released in connection with this Agreement and the subject matter hereunder shall have the written concurrence of both Parties prior to release. The provisions of this Section 14 shall survive the termination or expiration of this Agreement.”

V.            NOTICES.

Section 15.C. of the Agreement is hereby deleted in its entirety and replaced with the following:

“All notices required or permitted to be given hereunder shall be in writing and be deemed effective (a) upon personal delivery, (b) on the calendar day following the date of confirmed transmission of telex, telegram, or electronic mail, or (c) upon receipt if sent by registered, certified or express mail to the Parties addressed as follows:

If to Verizon:	Verizon
1945 Old Gallows Rd.
Vienna, VA. 22182-3931

Attn:

With a contemporaneous copy to:	Verizon Purchasing LLC. (MCI)
1945 Old Gallows Rd.
Vienna, VA 22181-3931

Attn:

If to GCI:	GCI Communication Corp.
2550 Denali Street, Suite 1000
Anchorage, AK 99503
Attn: Richard Westlund,
Senior Vice President & General Manager,
Network Access Services

With a contemporaneous copy to:	GCI Communication Corp.
2550 Denali Street, Suite 1000
Anchorage, AK 99503
Attn: Corporate Counsel

Either Party may change the address or addressee set forth above at any time or times, by  written notice to the other Party in accordance with this provision.”

VI.          As of the Effective Date of this Twelfth Amendment, Section 15.F. shall be deleted and replaced in its entirety with the following:

“F. Binding Effect and Assignment. This Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective permitted successor and assigns. Neither

Party may assign, delegate, or transfer any part of this Agreement without the other Party’s prior written consent, which shall not be unreasonably withheld, except that either Party may assign this Agreement in part or whole  to an Affiliate. An affiliate for this purpose in an entity controlling, controlled by or under common control with the assigning party. Any attempted assignment not conforming with this provision shall be void.”

VII.         New Attachments. All of the following are hereby incorporated into the Agreement:

Exhibit A – Scope of Work

Exhibit B – Performance and Maintenance

Exhibit C – Networx Prime Contract “Flow Down”, provisions for Subcontractor

Exhibit D – FAR Provisions

Exhibit E – Technical Specification

Exhibit F – Pricing

Exhibit G – ICD – Billing Feed

Exhibit H – ICD – Order and Inventory  (Reserved)

Exhibit I – ICD – Manual ASR  (Reserved)

VIII.       Effect of Amendment. All other terms and conditions of the Agreement not expressly modified by this Twelfth Amendment shall remain in full force and effect. The Parties hereby affirm and agree such terms remain binding.

IX.          Further Assurances. The Parties shall cooperate in good faith, and enter into such other instruments and take such other actions, as may be necessary or desirable, to fully implement the intent of this Twelfth Amendment.

X.           Severability If any provision of this Agreement or any Service Order is found to be invalid or unenforceable, it shall not affect the validity and enforceability of any other provision of the Agreement, and the invalid or unenforceable provision shall be curtailed or limited only to the extent necessary to permit compliance with the minimum legal requirements, in a manner as consistent as possible with the intentions of the Parties and the economic position contemplated in the Agreement.

XI.          Entire Agreement. This Twelfth Amendment, together with the Agreement, including exhibits hereto and other documents incorporated herein by reference, contains the complete agreement of the Parties with regard to the subject matter herein and supersedes and replaces all other prior contracts and representations concerning its subject matter. In the event of a conflict between the terms of this Twelfth Amendment and the Agreement, the terms of this Twelfth Amendment shall control. Any further amendments to the Agreement must be in writing and signed by authorized representatives of both Parties.

IN WITNESS WHEREOF, the Parties hereto each acting with proper authority have executed this Twelfth Amendment as of the Effective Date first above written.

MCI COMMUNICATIONS SERVICES, INC.

By:	/s/	Peter H. Reynolds

Printed Name:	Peter H. Reynolds

Title:	Director

GCI COMMUNICATION CORP.

By:	/s/ Richard Westlund
Printed Name: Richard Westlund
Title: Senior Vice President & General Manager, Network Access Services

GENERAL COMMUNICATION, INC.

By:	/s/ Richard Westlund
Printed Name: Richard Westlund
Title: Senior Vice President & General Manager, Network Access Services

Exhibit A

SCOPE OF WORK

COMBINED SERVICES

(1 OF 14)

STATEMENT OF WORK

GCI Combined Services (CS)

Networx Universal Contract Volume I, Section 4.1.6

1.0          Objective

Verizon has selected GCI to meet the requirements for Combined Services, limited to Alaska, (CS). GCI will comply with all requirements for C.2.6.1 as outlined on the following pages.

Combined Services (CS) is a collection of separate telecommunications services packaged into a single service offering from a contractor. Agencies may utilize a Combined Services package to provide a core telecommunications service that suits their fundamental business needs.

2.0          Background

GCI shall offer a technical solution which meets the requirements of GSA’s Networx Universal and Enterprise RFPs (heretofore referred to as Networx RFPs) Section C.2.6.1, Networx Combined Services, as well as provide pricing in the structure provided for in Section B.2.6.2 of the Networx RFPs, limited to Alaska. If GCI does not provide any of the services described in Section C.2.6.1, then it will be GCI’s responsibility to identify a teaming partner or solution to meet all of the requirements in Section C.2.6.1 as it relates to Networx Combined Services, as it pertains to Alaska coverage.

3.0          Project Scope

GCI is only providing the local and Alaska LD for this service.  VZB is providing the long distance portion of the service.

Technical Requirements

Section C.2.6.1.1.4 of Networx Universal RFP

GCI shall offer a technical solution which meets the requirements of GSA’s Networx Universal and Enterprise RFPs (heretofore referred to as Networx RFPs) Section C.2.6.1, Networx Combined Services, as well as provide pricing in the structure provided for in Section B.2.6.2 of the Networx RFPs, limited to Alaska. If GCI does not provide any of the services described in Section C.2.6.1, then it will be GCI’s responsibility to identify a teaming partner or solution to meet all of the requirements in Section C.2.6.1 as it relates to Networx Combined Services, as it pertains to Alaska coverage. This includes:

•                  Providing CS Service transport between the subscribing Networx Agency’s Service Delivery Point (SDP) and the GCI trunking interface point to Verizon’s POP in Seattle.

•                  Installing and maintaining Service Enabling Device(s) that may be ordered for the subscribing Agency’s SDP.

•                  Responding to Verizon trouble tickets reported to Verizon’s Help Desk.

•                  Providing SLA and KPI performance data shown in RFP Sections J.13.3.4 and C.2.6.1.4.1 respectively.

GCI shall work with Verizon on how it will provide Management and Operations (MOPS) data to support Verizon’s ability to deliver a MOPS solution and MOPS deliverables under the Networx contract(s), as defined by the requirements on Section C.3 of the Networx RFPs. This will include developing a data interchange interface with Verizon to support the MOPS requirements. Data interchange between Verizon and GCI will be defined prior to contract award and must support the requirement for Networx vendors to provide an Operational Capabilities Demonstration prior to contract award.

Verizon will provide all network connectivity for these services unless otherwise specified.

Service Overview

Verizon has selected GCI to meet the requirements for Combined Services, limited to Alaska, (CS). GCI will comply with all requirements for C.2.6.1 as outlined on the following pages.

Description of Approach to Service Delivery

Volume I, Section 4.1.6.1.1 of Networx Universal Contract

Verizon’s Combined Services (CS) solution meets all the requirements outlined in the Networx RFP. Verizon’s CS solution is designed to provide local, regional toll, and domestic (CONUS and OCONUS) long distance service to customers as a single, bundled package. For Agencies within the local footprint, our CS solution alleviates the burden of having to provision and manage both local and long distance dedicated access facilities for traffic processing. Verizon’s CS solution integrates long distance with our facilities-based Verizon® Local Service product. This is a comprehensive, feature-rich suite that uses combined access arrangements ranging from Business Lines to digital offerings such as ISDN PRI and full service digital T1s. Our CS extends beyond traditional dial tone, as calls are transported end-to-end over our wholly owned network.

Proven Performance = Lowered Risk. Verizon has successfully provided CS to large municipalities and state governments. Just as Verizon successfully migrated users to the FTS2001 services using a transition strategy designed to maintain service continuity while minimizing the effect on the user community, Verizon will migrate current FTS2001 users to the Networx CS offering, as well as any new Agency locations not currently using Verizon’s services. Agencies already using Verizon’s Voice Services will typically experience a transition similar to the original FTS2001 cutover to the

Verizon Network. The experience and capability gained in providing long distance services for FTS2001 customers, and CS for both municipality and state wide customers, gives Verizon a unique insight into—and an ability to meet or exceed—the needs of Networx customers. This level of expertise means that existing FTS2001 customers will continue to receive the quality voice service they rely on for both local and long distance service, while new Networx customers can procure CS quickly, easily, and with minimal risk, from a single source. Verizon’s network provides a virtually non-blocking, P.001 grade of service POP-to-POP and a P.01 grade of service end-to-end for switched access originations to switched PSTN terminations. The network backbone availability is typically 99.9974%, 24x7x365. Verizon routinely provides service levels greater than any competitor, and offers:

•                  A Seamless Network. Local-to-global-to-local communications that eliminates geographic barriers to conducting business

•                  Customer-Focused Administration. A single point-of-contact for all service-related questions, issues, and requests

•                  Extensive Product Integration. Extensive product integration simplifies and streamlines communications.

•                  Cost Savings. Verizon’s Combined Services strategy helps reduce Networx customers’ overall communications costs by merging local and long distance maintenance and administrative costs into a single, total telecommunications solution that includes design, maintenance, and network management.

•                  Comprehensive Services. Verizon Facilities Based Local Service provides all the features and functionality the Government has come to expect from a world-class provider of local and long distance services. Be it local circuits to connect to Agency PBX or hybrid systems, or ISDN-PRI trunks to facilitate delivery of videoconferencing and Internet service, Verizon Local provides the last and most critical mile of network connection:  local dial tone service. Verizon’s CS will provide facilities-based digital service to many areas of 39 states, including Washington, DC. The local service delivery method for each Agency site will depend on its location relative to the Verizon SONET Ring as determined by Verizon. Provisioning options include on-ring/lit building or off-ring/non-lit building configurations.

Verizon’s proposed CS solution is fully compliant with all requirements for all services provided, and is not intended to imply that we are imposing conditions on compliance with CS requirements and hereby confirm that we do not in any way limit full compliance with the CS requirements in Section C.2.6.1.1.2 of the RFP.

•                  Reliable Local Service. Verizon’s CS will carry calls that begin and end within an SDP’s local calling area. Verizon understands that no communications solution is complete without reliable local service—an essential part of our CS solution. With over a decade of Local Service expertise, Verizon offers all the features and functionality our customers have come to expect from a premier service provider.

Architecture. Our SONET ring network, used for facilities-based local service, offers self-healing redundancy—in effect, the network will create an alternate path around any disruptions. As a result, this architecture offers Networx users consistent, reliable service. Our CS solution is based upon our facilities-based Verizon Local Service product domestically, the GCI local service product in Alaska, and other appropriate providers throughout the remaining CONUS and OCONUS regions. Both are comprehensive, feature-rich suites of local and long distance capabilities using combined access arrangements ranging from Business Lines to digital offerings, such as ISDN PRI and full service digital T1s. Our CS solution extends beyond traditional dial tone, as calls are transported end-to-end over our wholly owned network within a local calling area. Verizon is a proven alternative to other providers. We offer the service reliability that comes with over a decade in the local service business. In addition to our stature as one of the nation’s largest Competitive Local Exchange Carriers (CLECs), we own and operate our own fiber optic networks and local service switching systems. Verizon Local Service includes the following three offerings engineered for a digital generation:

Local Integrated Services Digital Network Primary Rate Interface (ISDN-PRI). This product provides a high-speed, intelligent connection to the Verizon network. Local ISDN-PRI supports voice, data, and video. It also provides Internet and remote LAN access, as well as simultaneous voice and digital data calls over an industry-standard primary rate interface T1.

Local Digital Trunk Service. Our Local Digital Trunk Service provides analog trunks and digital trunks. Local digital trunks are communication circuits between our Local End Office (Class 5) and the subscribing Networx Agency’s PBX or key system. Verizon offers basic trunks and trunks with direct inward dialing (DID) functionality. Local digital trunks can carry On-Net long distance traffic.

Full-Service Digital T1s. Our full-service digital T1s offer the ability to send and receive voice and data traffic over a single dedicated line. With a full-service digital T1, Agencies can integrate dedicated long distance and data frame relay, and/or dedicated Internet. Verizon also has an impressive array of local features that define and enhance our business line offering, including Call Forward, Call Transfer or Three-Way Conference Calling, Call Forward Busy, Call Forward No Answer, Speed Dial, Call Waiting/Cancel Call Waiting, Caller ID with Name, Caller ID Blocking and voicemail. Verizon Facilities Based Local Service provides all the features and functionality the Government has come to expect from a world-class provider of local service. From local circuits to connect to Agency PBX or hybrid systems, to ISDN-PRI trunks to facilitate delivery of videoconferencing and Internet service, Verizon

Local provides the last and most critical mile of network connection:  local dial tone service.

•                  Verizon was one of the first providers to offer a full service solution for all of our customers’ communications needs. As a full-service pioneer, we have a proven track record of meeting business customers’ needs.

•                  As a full-service communications provider, Verizon is well-positioned to provide the Government with the integrated communications solutions that today’s businesses demand.

•                  Verizon provides facilities-based local, long distance, and Internet services over state-of-the-art fiber optic facilities that we own and operate. This is indicative of our consistent initiative to be at the forefront of the communications industry. Many other competitors offering integrated access solutions must lease their network from other service providers.

•                  Verizon is well-positioned to provide true one-stop shopping for Agencies.

•                  Our SONET ring network, used for Facilities Based Local Service, offers “self healing” redundancy, which means that the network will create an alternate path around any disruptions. This architecture is today’s finest and will provide Networx users with consistent, reliable service.

Verizon’s CS will carry calls that begin and end within an SDP’s local calling area. Verizon understands that no communications solution is complete without reliable local service. Local service is an essential part of our total integration package, as well as a key first step to providing all of the price, service, and technological benefits offered through Verizon. With over a decade of Local Service expertise, Verizon offers all the features and functionality our customers have come to expect from a premier Local Service Provider. Our Local Service offering includes:

•                  Standard Local Service Components

•                  Business Lines with features (including Voice Mail)

•                  Local Trunks

•                  Full Service T1 Integrated Solution

•                  Local ISDN/PRI

Business Lines. Business Lines are often referred to as “plain old telephone service” (POTS) Lines. Business Lines offer basic analog communication circuits between the Verizon local end office and the subscribing Agency’s telephone, key system, fax or modem. Business Lines are a reliable solution for routine business telecommunications applications and enable subscribers to make and receive calls, transmit and receive faxes, and access the Internet Standard business line components, including:

•                  Touch Tone (DTMF) capability

•                  Hunting (Serial or Circular)

•                  Signaling (Loop Start or Ground Start)

•                  CNAM (Caller Name) Display

•                  Classes of Service (Toll Restrictions)

•                  Calling Party Number Delivery (Outbound) with Caller ID Blocking Selective Or Caller ID Blocking Complete

•                  Call Forward Variable

•                  Call Transfer

•                  Three-way Conference Calling

•                  Call Forward Busy

•                  Call Forward No Answer

•                  Speed Dial

Local Trunks. Verizon offers a full range of advanced services, including state of the art Local Trunk Service. For Agencies with a PBX or hybrid system, our Local Trunk Service provides both digital and analog capabilities to meet their mission needs today and tomorrow. Local Trunks are basic communication circuits between the local Verizon end office and the subscribing Agency’s SDP equipment. Local Trunks are available via two service options:

•                  Basic Local Trunk. Available for digital or analog trunks – provides a single connection that can carry two-way traffic. Basic Digital Local Trunks can carry inbound, outbound, or two-way traffic.

•                  Direct Inward Dialing (DID) Trunks. Available for digital trunks only–provide a digital connection that carries inbound traffic only. This option is configured to out-pulse from two to seven digits to the Agency’s CPE, enabling flexibility for the Agency’s internal extension plan. The digits received enable the Agency’s CPE to route an incoming call directly to an individual station without the intervention of a live or automated attendant.

•                  Two-way Direct Inward Dialing (DID) Trunks. Available for digital trunks only – provides DID capability with the added function of enabling the placement of outbound calls on the same trunks.

Analog and Digital Trunks. Analog Trunks provide non-digital connectivity from the Verizon Local end office to the subscribing Agency’s PBX. Although digital systems are dominant in today’s PBX market, Verizon realizes there is still a very large embedded base of analog PBXs and Key systems. Digital trunks provide digital connectivity from the local end office to the subscribing Agency’s PBX. Digital Trunks are provided via a T1 (1.544 mbps) link. Digital Systems are dominant in today’s PBX market. If a subscribing Agency has a digital PBX system, it is important to remember that such phone systems will require a digital DTI card to terminate a digital trunk. Digital trunks can be provisioned as one-way in, one-way out, or two-way; a 12 Digital Trunk

Minimum applies. Verizon’s offering is comprised of standard local trunk product components include:

•                  Signaling. Touch tone (DTMF) (default) or Dial Pulse signaling.

•                  Hunting. Automatically forwards incoming calls from busy to available trunks according to a pre-programmed sequence or hunt group. Hunting Options are:

•                  Serial. Calls start with the number of the trunk dialed and hunts up to the end of the trunk or hunt group. For a 10-line hunt group, if the fifth line is dialed, the switch attempts to place the call on the fifth line. If that line is busy, it hunts through lines 6-10, stopping at line 10 and sending back a busy signal if no lines are available.

•                  Circular. Calls start with the number of the trunk dialed. It hunts up to the end of the trunk or hunt group; then starts at the beginning of the trunk group, and hunts back to the line that was dialed. For a 10-line hunt group, if the fifth line is dialed, the switch attempts to place the call on the fifth line. If that line is busy it hunts through lines 6-10, then hunts lines 1-4 and sends back a busy signal if no lines are available.

•                  DLH (Distributed Line Hunting). Calls are distributed evenly among a trunk group or hunt group by number of calls. For example, the first call goes to the first member of the group, the second call to the second member, until each member has received a call, at which point the next call goes to the first member.

•                  MIDL / LIDL (Most Idle/Least Idle). Incoming calls are sent to the trunk that has been idle the longest (MIDL) or shortest (LIDL) amount of time.

•                  CNAM (Caller Name) Display. This term refers to Verizon’s responsibility to our Local Service Customers to take all reasonable measures within our means to ensure that the Called Party’s Local Service Provider can accurately retrieve and display the Calling Party’s Name (CNAM) information on the Called Party’s Caller ID Display Box. CNAM Display is only available if CPN (Calling Party Number) Delivery is enabled. When the calling party number is NOT delivered to the called party, the called party’s local service provider is unable to retrieve and display the calling party’s name. Retrieving and displaying the Calling Party Name is always the responsibility of the called party’s local service provider.

•                  Calling Party Number (CPN) Delivery (Outbound). This is Inherent - Sending of customer’s originating Telephone Number on outgoing calls. For Trunks, this number is the associated BTN or Billing Telephone Number. This feature enables for the display/capture of the calling party’s telephone number at the destination they are calling.

•                  Caller ID Blocking (Complete). This feature blocks the calling party telephone number from being transmitted on ALL calls and is optional via Special Assembly for Digital Trunks (CPN Delivery and Caller ID Blocking are Mutually exclusive).

Full Service T-1 Integrated Solution. With Verizon Full Service T-1 Integrated Solution, your T-1 becomes the single interface for all of your telecommunications needs. A FST-1 Integrated Solution delivers 24 multi-use channels, which can be used for:

•                  Local – Digital trunks, Basic and/or DID

•                  Long Distance – Outbound / Inbound

•                  Data – (Frame Relay, Private Line, Internet, ATM)

•                  All of the above

Local ISDN PRI. Verizon Local Integrated Services Digital Network / Primary Rate Interface (ISDN-PRI) provides a high-speed, intelligent connection to the Verizon network. Local ISDN-PRI supports voice, data, video, and applications such as Internet access, remote LAN access, call centers, disaster recovery and file transfer. This service supports simultaneous voice and digital data calls over an industry standard primary rate interface T-1 (1.544 Mbps).

Table 3.1.1-1. Standard Features and Capabilities of ISDN PRI

Feature	Description

Non-Facilities Associated Signaling

NFAS is the ability to have one channel, known as the D-channel, on the PRI to control communications traffic. A single D channel can control four PRI circuits. This enables the other three PRIs to utilize all 24 of their channels for traffic.

Caller ID w/Number Only	Provides the Verizon Local Customer the ability to identify the telephone number associated with the calling party.

Caller ID w/Name

Provides the Verizon Local Customer the ability to identify the name and the telephone number associated with the calling party. If no Calling Name is found, the State associated with the Calling Party’s area code will be displayed. Available via Special Assembly only.

Caller ID Blocking/Privacy	Completely blocks the caller’s number from the destination’s display on every call.

Calling Party Number (CPN) Delivery	Allows the display of the caller’s telephone number at the destination they are calling.

CNAM (Caller Name) Display

Displays the caller’s name following the phone number on the Called Party’s caller ID display box. CNAM Display is only available if Calling Party Number (CPN) Delivery is enabled. Allows called party’s provider to display the caller’s name as well as number. The called party must have the Caller ID w/Name feature. Note: If Caller ID Blocking/Privacy is enabled, CPN will not be delivered and, therefore, Calling Party Name (CNAM) will not display.

Call-by-Call Service Selection

The ability, on a per-call basis, to indicate the type of call desired, without the need to dedicate specific channels for specific call types. (Public inbound and outbound, voice, and data are the call types supported.)

Virtual Facility Groups (VFGs)	VFGs enable for the allocation of circuit capacity for a given service type (inbound and outbound calls).

Figure 3.1.1-1 below illustrates Verizon’s CS architecture for business lines, including Agency telephones or key sets that are directly connected to a Verizon Local Class 5 switch. A single line is used to transport all telephone calls, including local, long distance, international long distance, private network, toll free, 900 calls, emergency calls (e.g., 911), and information calls (i.e., 411). The Verizon Class 5 switch routes calls as follows:

•                  All dialed numbers are screened by Verizon’s Vnet database in our Network Control System to separate Networx virtual private network numbers from PSTN numbers.

•                  Dialed numbers matching private network numbers are routed to Verizon dedicated facilities using Verizon’s “Forced On-Net” capability, which provides savings over the use of switched PSTN terminating facilities.

•                  Local calls are completed via Verizon’s Local facilities where possible (e.g., to other Verizon Combined Services subscribers) or to other LEC PSTN facilities.

•                  Long distance PSTN calls are routed over Verizon’s domestic network to appropriate PSTN facilities. This is identical to routing for Verizon’s Voice Services offering.

•                  International calls are directed at either Verizon’s international gateway switches for call completion or at Agency discretion, IDDD calls may be pre-subscribed to an alternate carrier of the Agency’s choice. As a CLEC, Verizon Local facilities include FG-D switched access facilities with most major inter-exchange carriers.

•                  Toll free calls result in the Verizon Class 5 switch performing an SMS database “lookup” to determine the carrier associated with the toll free number. The call is then routed to that carrier over existing FG-D switched access facilities. If Verizon is the designated carrier, the call is directed to Verizon’s Long Distance network and routed appropriately. This processing is identical to the Networx Toll Free Services offering.

•                  If authorized by the Agency, 900 calls are processed, but the Agency has the discretion to block outbound 900 calls.

•                  The Verizon Local switch routes 911 emergency calls to the appropriate E911 center for the area, where the caller’s ANI is matched to a database showing the physical location of the calling station to facilitate dispatch of responders. Non-emergency calls are directed per local area arrangements.

•                  Directory assistance and informational calls are answered by Verizon Local operators and provided with the appropriate treatment.

Figure 3.1.1-1. Verizon Combined Services Architecture for Business Lines

Figure 3.1.1-2 below illustrates the Verizon CS architecture using analog or digital trunks or ISDN PRI trunks from subscribing Agency PBXs. Agency PBXs are directly connected to a Verizon Local Class 5 switch. A single trunk group is used to transport all telephone calls including local, long distance, international long distance, private network, toll free, 900 calls, emergency calls (i.e., 911), and information calls (i.e., 411). The Verizon Class 5 switch call processing is identical to the steps described above.

Figure 3.1.1-2. Verizon Combined Services Architecture for PBX Trunks

Technical Capabilities

Volume I, Section 4.1.6.3.1.1 of Networx Universal Contract

GCI will comply with all technical requirements for C.2.6.1.1.4 as follows.

1             The Verizon CS core package offers unlimited usage of a bundled solution designed to assist subscribing Agencies with controlling calling patterns, tracking expenses, establishing a local presence, and reaching critical departments faster, by integrating local, regional toll, and domestic (CONUS and OCONUS) long distance into a single combined service package.

2             The Verizon CS core pacakge offers unlimited usage for Call Forwarding, Call Transfer, Call Waiting, Caller ID, Caller ID Block, Remote Access to Call Forwarding, Speed Dial, Three-Way Calling, and Voice Mail. The package supports the following capabilities:

•      Directory Assistance

•      Operator Services

•      911 Support

•      Accounting Codes

•      Invoice Options

•      Access Options

•      Calling Range Privileges

•      Private Dialing Plans

•      Toll Free Remote Access

•      Optional Features

Directory Assistance. Verizon provides Directory Assistance at 1-NPA-555-1212 (NPA is the Numbering Plan Area or area code). Callers are routed directly to Verizon Operators, or in some cases to the terminating local Regional Bell Operating Company’s live operators.

Operator Services. Verizon operators are always available to help customers with general information or calling problems, either directly or by connecting the customer to Verizon Customer Service. Assistance can range from dialing instructions to providing the time of day. Operators can also offer personal service by helping Government employees complete different types of calls, ranging from third party billed to person-to-person collect. We offer operator assistance in a diverse range of languages ranging from Arabic to Spanish.

911 Support. In almost all instances, Verizon provides Enhanced (11 (E-911) service as the standard 911 emergency service offering. E- 911 is an advanced form of 911 service that does provide ALI (Automatic Location Information) and ANI (Automatic Number Identification Information) to the 911 operator. With
E-911, the telephone number of the caller is transmitted to the PSAP where it is cross-referenced with an address database to determine the caller’s location. The information is displayed on a video monitor for the dispatcher to direct public safety personnel responding to the emergency. This enables them to find callers who cannot orally provide their precise location.

Accounting Codes. Accounting Codes make cost management simple and encourage employees to make fewer and shorter non-business calls because calls can be tracked on a management report by individual, department, and project. This helps reduce costs and improve employee productivity. Users are prompted for a code before the call can be completed. Accounting Codes (1-11 digits) can be used from specified Dedicated Access line groups, Dial “1” ANIs, or Toll Free Remote Access numbers. While the code itself is not verified, the number of digits entered must match the pre-selected number.

Invoice Options. Verizon Long Distance offers Agencies a choice of customized invoice options:  Centralized billing (billed to GSA), or direct billing (billed directly to Agencies). For both types of billing, Verizon can provide consolidated or location-level billing.

Consolidated billing provides centralized invoicing for all locations and location-level billing provides separate invoicing for multiple locations.

Access Options. As part of our On-Net voice offering, Verizon’s Long Distance offers a choice of two access/egress types:

•      Switched Access. Originates and/or terminates on independent Local Exchange Carrier (other than Verizon) owned and operated facilities. This is also referred to in the FTS2001 contract as Virtual On-Net or VON.

•      Dedicated Access. Originates and/or terminates on dedicated access facilities provisioned to the Government organization’s site by Verizon or by the Local Exchange Carrier on Verizon’s behalf. This also includes government-provided access.

Calling Range Privileges. Provide control over long distance costs and deter employee call misuse by restricting calling to specific geographic areas. This “tailored” approach reduces or eliminates non-work related calls that can reduce overall telecommunications costs while increasing productivity. There are three types of Calling Range Privileges available:

•      Universal Calling Range Privileges. Available in five ranges, and can be assigned to locations with switched access, dedicated access, and the network Verizon Calling Card. By offering up to 256 combinations of Range Privileges, Verizon exceeds the Government’s requirements for a minimum of 128 combinations.

•      Customized Calling Range Privileges. Offers an even greater level of control. Ranges for each Dedicated Access Line (DAL) group, ANI, Verified Accounting/ID Code, or Calling Card can be defined, as well as ranges based on states, NPA, NPA/NXX, and country codes. Up to 256 custom ranges can be defined and assigned as needed.

•      10/15 Digit Restrictions. Helps control non-work-related calls by enabling Government Agencies to block calls to specific 10/15-digit numbers, or ranges of 10/15-digit numbers, such as:  Single Number:  212-555-1212 or NPA-NNXs:  212-555-0000 through 9999. This restriction is not location-specific and callers from outbound locations will be unable to reach blocked numbers, regardless of Calling Range Privileges. This restriction is also capable of blocking a particular international direct-dialed number.

Private Dialing Plans. Verizon offers flexible private dialing plans to suit individual customer needs. This includes:

•      10-Digit Private Dialing Plans. If an Agency does not want to change phone directories or re-train employees on a new dialing pattern, or if it no longer requires vanity numbers, 10-digit private dialing plans are the right choice. This option can preserve normal dialing patterns, and it emulates all of the organization’s direct dial phone numbers by emulating the (NANP) North America Numbering Plan.

•      Variable-Length Private Dialing Plans. Variable-Length Private Dialing Plans are currently available through DAL (Dedicated Access Line) access and Toll Free Remote Access only, and enable Agencies to define dial plans of variable lengths. Dialing plans of between 1-15 digits are available to provide greater flexibility in defining dial plans that meet specific Agency needs. For example, this feature enables Agencies to define dial plan formats that line up with a particular country (e.g., an 8-digit private dial plan for Japan locations, a 15-digit plan for Germany, and a 10-digit plan for the U.S).

Toll Free Remote Access. Reduces the potential for fraud or abuse by limiting callers to placing private dialing plan calls only. It also eliminates the need for employees to carry change for pay phones or to place collect calls. Toll Free Remote Access enables users to dial Private Dialing Plan numbers from anywhere in the U.S., Canada, Puerto Rico, and the U.S. Virgin Islands. Access numbers are specific to each organization and can be used with Verified Accounting/ID Codes or Accounting Codes for easy charge-back and tracking. Toll Free Remote Access is especially useful for employees such as field technicians, remote employees and telecommuters, and cellular phone users, who travel and need to call the office.

Optional Features. Optional features are available for customers that need specific solutions for their unique communication needs, including:

•      Automatic Number Identification (ANI). Verizon will include ANI digits in the signaling message for all outbound calls. For subscriber lines, this corresponds with the station DDD number. This feature enables for the display/capture of the calling party’s telephone number at the destination they are calling. For trunks, the ANI transported is typically the associated Billing Telephone Number. If out-of-band signaling is used (e.g. ISDN or SS7), the Calling Line ID will also be included in the signaling message if provided by the subscribing Agency’s premise equipment (typically a PBX switch).

•      Instant Virtual Ringdown. Provides nearly immediate ring on the distant end of a call without dialing. When the caller goes “off-hook” (the handset is off-hook, the keyset has seized the line, or, from behind the PBX, the appropriate digits have been dialed to seize the line), the network dials a pre-stored number and the call is routed to its correct location. This service tracks usage based on pricing for the long haul instead of a fixed, monthly expense. It also offers the flexibility of a virtual network-based transport instead of the single point of failure of traditional foreign exchange circuits.

•      Remote Exchange/Virtual FX. Enables Agency employees to establish a local phone number and access their agency or department outside of their office location. Combines the capability of a fixed-cost private line with virtual network usage-sensitive rates without the need to locate in a distant area or use special equipment. Includes a local circuit in the distant city where Long Distance calls originate and at the terminating city where the Agency is located. Customers can select dedicated or switched terminations.

•      Multiple Network IDs. Enables Networx customers to establish up to 98 independent Private Dialing Plan sub-networks under the umbrella of one corporate ID. With Multiple Network IDs, Agencies can have their own Private Dialing Plan, yet share the benefit of combining all traffic volumes into a total Long Distance invoice.

•      Point of Origin Routing. Enables Agencies to override the DAL specified in the dialing plan based on the originating switch and the intended terminating switch. For example, if a customer has two established Human Resources (HR) departments and then opened a third, Point of Origin Routing could be used to route certain calls typically intended for one of the two centers to the third HR center. This would give the third center a chance to become established. The Point of Origin Routing settings could be modified once the new HR department became stabilized.

•      Virtual Network Connection (VNC). Enables calls from Verizon’s network in the U.S. to terminate on VPNs in foreign countries. VNC provides a powerful “bridge” between the overseas carrier and Verizon On-Net Voice Services that results in competitive rates relative to International Direct Distance Dialing (IDDD) and the overseas telecommunications company’s VPN. Although interconnections like VNC do not have inherent features in and of themselves, calls going abroad can benefit from features offered by the foreign carrier. Inbound calls can benefit from Verizon features such as Network Call Redirect.

•      Customized Message Announcements (CMAs). There are two types of CMA features:

•      Intercept CMA. Intercept CMA will enable Networx customers to record a 30-second customized message. The message is stored in Verizon’s network and delivered when specific numbers are dialed during intercept conditions (e.g., “The ID Code you have dialed is invalid.”).

•      Route to CMA. Route to CMA provides up to three minutes of recorded message, which is stored in our network and accessed via a private dialing plan number. These messages can play agency announcements such as news lines or changed number notifications (e.g., “Due to last night’s snow storm, our office is closed today” or “The number you have dialed has been changed; the new number is... “).

•      Verified Accounting/ID Codes. Enables customers to define calling areas at the level of the individual user. Verified Accounting/ID Codes offer the same management reporting benefits as Accounting Codes, but are verified in our intelligent network database to determine whether the caller has authorization to place the call. Like Accounting Codes, employees enter Verified Accounting/ID Codes digits after they dial the phone number.

•      Network Call Redirect. Routes calls to other locations to ensure call completion, regardless of whether there is an outage, overflow/busy condition, or when employees are not present to respond to the calls. Customers can configure Network Call Redirect to route calls to a pre-defined alternate location, such as network announcements and other domestic or international Agency locations. Agencies will have choices for how to route calls based on trunk group, type of service (both inbound and outbound), or individual toll-free/On-Net number. Network Call Redirect works with both Verizon and LEC access facilities and can overflow to a domestic or international location.

3             Verizon’s CS service will support the requested optional non-domestic calling package. However, Verizon respectfully declines to offer optional wireless, toll free and Internet. Verizon will support wireless, toll free, and Internet services within their respective service offerings.

4             The Verizon CS package offers government organizations a choice of customized invoice options:  Centralized Billing (billed to GSA), or Direct Billing (billed directly to agencies). For both types of billing, Verizon can provide Consolidated or Location Level Billing. Consolidated Billing provides centralized invoicing for all locations and Local Level Billing provides separate invoicing for multiple locations.

5             Verizon’s CS offering complies with all applicable local and FCC regulatory requirements, including Local Number Portability (LNP) and emergency services (911 or E911) requirements to identify the location of an originating station and route them to the appropriate Public Safety Answering Point (PSAP).

6             The Verizon CS package includes non-domestic calling as a required service feature for government users, with an option for subscribing Agencies to place complete or selective IDDD blocking restrictions on usage by ANI, trunk group or authorization code. Verizon will support Agency selection of an alternate provider of non-domestic calling services if directed. Verizon will use pre-subscription capabilities to segregate non-domestic calls from CS flat rated local, regional toll and long distance calls. The non-domestic calls will be transported to the alternate provider via PSTN or direct trunking arrangements as directed by the Agency.

Other Contract Requirements

Volume FLAG Section FLAG of Networx Universal Contract

In preparation of the proposal response, GCI shall describe how it will support Verizon in responding to the Price Management Mechanism as defined in Section H.7 of the Networx Universal RFPs.

Interfaces

Section C.2.2.1.3 of Networx Universal RFP

GCI shall describe how it will provide all of the interfaces identified in Section C.2.2.1.3.1 (Voice Service) of the Networx RFPs that were bid by Verizon (note:  support for the optional OC-1 interface was not proposed and the E1 and E3 interfaces are not applicable to GCI).

Voice Service Interfaces

The contractor shall support the User-to-Network Interfaces (UNIs) at the SDP for each individual service offered under CS as described in this section. The contractor shall refer to Section C.2.2.1 Voice Services, for the interface requirements associated with the core CS service package. Refer to the following sections for the appropriate network interface requirements for CS optional services:

1.            C.2.2.3 Toll-Free Service (TFS)

2.            C.2.4.1 Internet Protocol Services (IPS)

3.            C.2.14.1 Cellular / Personal Communications Services (CPCS):

Table 6.1-1. Voice Service Interfaces

UNI Type	Interface Type and Standard	Payload Data Rate or Bandwidth	Signaling Type

1	Analog Line: Two-Wire (Std: Telcordia SR-TSV-002275)	4 kHz Bandwidth	Line-Loop Signaling

2	Analog Line: Four-Wire (Std: Telcordia SR-TSV-002275)	4 kHz Bandwidth	Line-Loop Signaling

3	Analog Trunk: Two-Wire (Std: Telcordia SR-TSV-002275)	4 kHz Bandwidth	Trunk-Loop Signaling (loop and ground start)

UNI Type	Interface Type and Standard	Payload Data Rate or Bandwidth	Signaling Type

4	Analog Trunk: Four-Wire (Std: Telcordia SR-TSV-002275)	4 kHz Bandwidth	Trunk–Wink Start Signaling

5	Analog Trunk: Four-Wire (Std: Telcordia SR-TSV-002275)	4 kHz Bandwidth	Trunk-E&M Signaling

6	Digital Trunk: T1 (Std: Telcordia SR-TSV-002275 and ANSI T1.102/107/403)	Up to 1.536 Mbps	T1 Robbed-Bit Signaling

7	Digital Trunk: ISDN PRI T Reference Point (Std: ANSI T1.607 and 610)	Up to 1.536 Mbps	ITU-TSS Q.931

8	Digital: T3 Channelized (Std: Telcordia GR-499-CORE)	Up to 43.008 Mbps	SS7, T1 Robbed-Bit Signaling

9 (Non-US)	Digital Trunk: E1 Channelized (Std: ITU-TSS G.702)	Up to 1.92 Mbps	SS7, E1 Signaling

10 (Optional)	Optical: SONET OC-1 (Std: ANSI T1.105 and 106)	49.536 Mbps	SS7

11 (Optional)	Electrical: SONET STS-1 (Std: ANSI T1.105 and 106)	49.536 Mbps	SS7

12 (Non-US)	Digital: E3 Channelized (Std: ITU-TSS G.702)	Up to 30.72 Mbps	SS7, E1 Signaling

13	Digital Line: ISDN BRI S and T Reference Point (Std: ANSI T1.607 and 610)	Up to 128 kbps (2x64 kbps)	ITU-TSS Q.931

Features

Section 2.6.1.2 of Networx Universal RFP

GCI shall describe how it will provide all of the features identified in section C.2.6.1.2.1 of the Networx RFPs (note:  support for the optional calling card, Internet, toll free service, and wireless service features were not proposed).

CS Features

Volume I, Section 4.1.6.3.1.2 of Networx Universal Contract

GCI will comply with all feature requirements for C.2.6.1.2.1 as follows.

1             The Verizon core CS package includes a Call Forwarding feature that enables station users to choose to reroute incoming calls to another specified telephone number as follows:

1a           Call Forwarding enables the user to forward calls on a busy, no answer, or all calls basis.

1b           Call Forwarding enables the participating Agency to have the option to limit call forwarding to local and/or long distance numbers.

1c            Call Forwarding enables outgoing calling when call forwarding is activated.

1d           Call Forwarding enables the participating Station user to have the option of activating or canceling the Calling Forwarding feature.

1e           Management of the Verizon Call Forwarding feature is flexible, and can be administered on a station by station basis, as determined by customer needs.

2             The Verizon core CS package includes a Call Transfer feature that:

•      Enables a station user to transfer any call in progress to another telephone number unassisted.

•      Management of the Verizon Call Transfer feature is flexible, and can be administered on a station by station basis as determined by customer needs.

3              The Verizon core CS package includes a Call Waiting feature that:

•      Enables a call to a busy station line to be held waiting while a tone signal is directed towards the busy station user. (Only the called station user will hear this tone).

•      Enables the subscriber to disable the service temporarily, on a per call basis.

The Management of the Verizon Call Waiting feature is flexible, and can be administered on a station by station basis.

4             The Verizon core CS package includes a Caller ID feature that provides the capability to transmit the Automatic Number Identification (ANI) full ten digit number or non-domestic equivalent, when available, to the terminating station.

5             The Verizon core CS package includes a Caller ID Block feature for outgoing calls that provides the participating Agency with the option to activate or deactivate the Caller ID transmission from an originating station on a permanent or per call basis.

6             The Verizon core CS package includes a Remote Access to Call Forwarding feature that:

•      Provides participating subscribers with the option to remotely activate or deactivate the Call Forwarding feature.

•      Offers flexible Management of the Verizon Remote Access to Call Forwarding feature, and administration on a station by station basis.

7             The Verizon core CS package includes a Speed Dial feature offering that enables abbreviated single digit dialing capability on a per station basis.

7a           Speed Dial enables a station user to reach any of a pre-selected group of stations by dialing single-digit codes.

7b           Speed Dial makes available a minimum of eight programmable speed dial codes.

7c           Speed Dial can be administered on a station by station basis.

8             The Verizon core CS package includes a Three-Way Calling feature that enables a station user to establish a multiparty conference connection of up to a minimum of three conferees including themselves, without attendant assistance. Management of this feature is flexible, and can be administered on a station-by-station basis.

9             The Verizon core CS package includes a Voice Mail feature that includes 24/7 voice messaging transmission, reception, and storage except for periodic scheduled maintenance.

9a           Voice Mail provides at least thirty minutes of storage time (or 15 messages).

9b           Voice Mail provides the ability to remotely access voice mail services.

9c           Voice Mail provides secure access to voice mail via a password or PIN.

9d           Voice Mail provides automatic notification when a message is received. Options include:  (a) message waiting indication or (b) an outcall to a pager/cell phone.

9e           Voice Mail provides a minimum message length of two minutes.

9f            Voice Mail provides the capability to record custom voice mail greetings.

Our Voice Mail offering provides the capability to be administered on a station-by-station basis.

10           Not Proposed.

11           Not Proposed.

12           Verizon’s Combined Service offering will support the option for subscribing Agencies to dial non-domestic long distance locations via International Direct Distance Dialing (IDDD). The dialing sequence would be:  dial “01”+Country Code+City Code+Telephone Number. The calls will be placed using the same lines or trunks as local, regional toll, and domestic long distance calls. The Agency will have the ability to apply the authorization code features described in the Voice Services section. This includes the ability to establish up to 256 Class-of-Service (COS) restriction groupings which Verizon refers to as “range privileges”. The subscribing Agency will have the capability to enable or block calling to specific country codes by originating station ANI, trunk group or authorization code. The COS restrictions may be established at the time of initial order or later using the Verizon Customer Center portal to access the Outbound Network Manager tool. Alternately, COS changes may be made via the order entry change process.

The Verizon Global Network is one of the world’s largest international value-added networks. In addition to subscribing FTS2001 Agencies, it serves more than 3,000 domestic and international corporations and provides them with a cost-effective, flexible, and reliable means of communicating with global business operations. Verizon provides superior international switched voice service from the United States to more than 240 countries.

Verizon’s international call routing emphasizes the use of fiber optic cable transmission facilities for their quality and low delay characteristics. A mix of technologies is used to avoid loss of service in cases of failure. By establishing a series of parallel domestic and international digital paths, Verizon’s Global Network provides unprecedented technological diversity and route redundancy.

13           Not Proposed.

14           Not Proposed.

Service Level Agreements

Volume II, Appendix B.3, Attachment 1 of Networx Universal Contract

GCI shall describe how it will meet its budget portion of the Performance Metrics as defined by Section C.2.6.1.4.1 of the Networx RFPs for the Networx Combined Services (note:  budget allocations are to be determined).

Combined Services SLA

•      Availability. Availability is captured for each NEID. Availability is calculated as follows.

Availability =	total expected Available time (Tex) – total outage time (Tou)
Total Expected Available time (Tex)

Availability metrics are calculated for the Agency Bureau level by summing up Tex and Tou for all the NEID under the Agency Bureau for a calendar month and reported as a percentage.

Availability metrics are calculated for the Agency level by summing up Tex and Tou for all the NEID under the Agency for a calendar month and reported as a percentage.

•      Call Blockage. Call Blockage is calculated using the information switches on the following.

•      Total attempts

•      Total calls blocked

Call blockage is calculated as Total calls blocked / total attempts.

Call Blockage metrics for Agency bureau level is calculated by aggregating the values of total calls blocked and total attempts for a particular Agency Bureau and applying the same calculation.

Call Blockage metrics for Agency level is calculated by aggregating the values of total calls blocked and total attempts for a particular Agency and applying the same calculation.

Performance Metrics

Section C.2.6.1.4 of Networx Universal RFP

Combined Services Performance Metrics

GCI will comply with all performance metric requirements for CS.

The performance levels and Acceptable Quality Level (AQL) of Key Performance Indicators (KPIs) for the local voice service component of the core Combined Services package shall be measured and monitored as defined in Section C.2.6.1.4.1.

Table 8.2.1-1. Combined Services Performance Metrics

Key Performance Indicator (KPI)	Service Level	Performance Standard (Threshold)	Acceptable Quality Level (AQL)	How Measured

Availability (SDP-to-SDP)	Routine	99.5%	> 99.5%	See Note 1

	Critical	99.95%	> 99.95%

Grade of Service (Call Blockage) (SDP-to-SDP)	Routine	0.07	< 0.07	See Note 2

	Critical	0.01	< 0.01

Time To Restore	Without Dispatch	4 hours	< 4 hours	See Note 3

	With Dispatch	8 hours	< 8 hours

The optional services presented in Section C.2.6.1.2.1 shall comply with the performance metrics for each individual service offering as described in this section.  The contractor shall refer to the appropriate section for the performance metrics associated with each optional service:

1.     C.2.2.3 Toll-Free Service (TFS)

2.     C.2.4.1 Internet Protocol Service (IPS),

3.     C.2.14.1 Cellular / Personal Communications Service (CPCS)

Notes:

(1)   Availability is measured end-to-end and calculated as a percentage of the total reporting interval time that the CS is operationally available to the Agency.  Availability is computed by the standard formula:

Availability =	RI(HR) – COT(HR)	×100
RI(HR)

(2)   Grade of Service (Call Blockage) is the proportion of calls that cannot be completed during the busy hour because of limits in the call handling capacity of one or more network elements.  For example, 0.01 indicates that 1% of the calls are not being completed successfully (e.g. 1 out of 100 calls).

(3)   See Section C.3.3.1.2.4 for the definitions and measurement guidelines.

Service Quality and Performance Metrics

Volume I, Section 4.1.6.2.1 of Networx Universal Contract

Verizon complies with all performance metric requirements for this service. Verizon Combined Services network provides a P.01 grade of service and network availability of 99.9974%, around the clock. Verizon maintains these standards through strict adherence to internal operations standards, frequent testing, and a highly fault-tolerant hierarchical switched network design.

Monitoring and Measuring KPIs and AQLs

Volume I, Section 4.1.1.2.2 of Networx Universal Contract

Verizon exceeds industry standards and guarantees higher performance specifications than those published by all other carriers. Verizon’s P.01 grade of service means that subscribing Agency callers will experience less than one-percent call blockage during the busiest traffic hour primarily through the design of the access facilities. Verizon’s service has historically exceeded this objective. Verizon’s traffic engineering groups monitor blockage at Regional and National Network Management Centers (NMC); blockage is based on the busiest hour of the busiest day of each month with no averaging. Verizon records statistics from a network analysis system are based on call detail records and on-line switch statistics. If abnormally high traffic causes blockage rates greater than one percent, engineers can re-allocate routing over less congested network paths. Network traffic is restored and re-routed via a mix of technologies within seconds of blockage detection.

GCI shall meet all required metrics through monitoring and measuring systems as follows:

•      Availability for POP-to-POP. Verizon will use Digital Cross-Connect Systems to monitor and measure the required availability KPIs. This performance data is continuously reported to Verizon’s Network Management System. Business rules are built into the system that recognize major alarms or when service degrades below the allowable performance limits (e.g., bit error rates). Alarms generated are sent to NMC surveillance personnel. Timestamps for the alarms or service degradation are recorded along with the restoration time points. The difference between these timestamps will be considered out-of-service time and will be used to calculate the service availability. This will be recorded and made available for reporting to the applicable Government Agency.

•      Availability for SDP-to-SDP. Verizon will use premise-based equipment to monitor and measure both routine and critical service levels. Like the equipment at Verizon’s POPs, the performance data is continuously reported to Verizon’s NMC. When a loss of continuity occurs, the equipment will utilize backup arrangements, such as switched dial backup or DSL arrangements to restore alarm and performance reporting to Verizon’s NMC.

•      Time to Restore. Verizon will create “rules” in the network management host such that a trouble ticket is automatically opened when an out-of-service condition is recognized. Verizon’s Operations personnel will then troubleshoot and repair the failure and close the trouble ticket. The time stamps between the start of the out-of-service condition and the time it is returned to service will be used to calculate the “time to restore” KPI. This will be recorded and made available for reporting to the Agency.

•      Grade-of-Service (Call Blockage). Verizon will monitor and measure via switch call records, which record whether a call was completed, and if not, identify why not. Copies of the call records will be sent to Verizon’s Customer Center Traffic Reporting 2.0 platform and counted to show calls attempted, calls completed, and calls incomplete for cause codes, including network congestion, termination busies, or class-of-service restrictions. The difference between calls attempted vs. calls completed will be used to calculate the resulting grade-of-service (GOS) performance. The cause code for incomplete calls will differentiate between POP-to-POP GOS (affected by network incompletions) vs. SDP-to-SDP GOS (affected by termination incompletions). This will be recorded and made available for reporting to the Agency. The P.01 grade of service means that Networx customers will experience less than one-percent call blockage during the Government’s busiest hour.

Training

Volume II, Section 3.11 of Networx Universal Contract

GCI shall offer sales training to the Verizon Government Markets sales organization to facilitate the selling of GCI CS Service FLAG both under the Networx contract umbrella.

GCI shall offer training materials to Verizon and its customers in order to support Verizon’s ability to deliver training to Networx customers as defined by Section C.3.7 of the Networx RFPs.

9.1          Training Content

GCI will provide content for CS training in accordance with the requirements of RFP Section C.3.7.2.

Training Development

Team Verizon’s solution for training development meets or exceeds all requirements found in RFP Section C.3.7.2.1.

Training Availability

Team Verizon’s solution for training availability meets or exceeds all requirements found in RFP C.3.7.2.2.

Training Maintenance

Team Verizon’s solution for training maintenance meets or exceeds all requirements found in RFP C.3.7.2.6.

Within 30 business days following any changes to Team Verizon’s Networx program that would result in any changes or modifications to the training program, all affected training material will be updated and made available to the Government. These modifications will be provided at no cost.

Partner Meetings/Sales Opportunities

FLAG DOES NOT MAP TO NETWORX PROPOSAL/CONTRACT.

GCI shall support meetings with Verizon Networx Partners.

GCI shall assign sales representatives to support the FTS2001 and Networx opportunities. GCI shall support Sales Opportunity Reviews to ensure collaborative planning.

4.0          Project Term

This agreement will run concurrent with Verizon’s Networx Universal and Enterprise contracts with the GSA.  Time period will be upon issuance of a Purchase Order thru 2011.

5.0          Deliverables

See Project Scope.

6.0          Contact Information

VerizonBusiness

Name

Title

Address

City, State  Zip

Phone number

Fax number

Email address

Supplier Name - GCI

Name - Laura Rykaczewski

Title - Senior Account Manager

Address

City, State  Zip

Phone number - 907 868 5351

Fax number - 907 868 6292

Email address - lrykaczewski@gci.com

7.0          Project Staffing

Not applicable.

8.0          Work Performance

•              Security – N/A

•              Hours & Overtime – Pre-approval of time/materials above what is identified in the Cost & Schedule section is required when they impact project costs

•              Travel & Expense Guidelines – N/A

9.0          Assumptions/Risks/Dependencies

Refer to Exhibit B prime contract “flow down provisions”

10.0        Verizon Responsibilities

See Project Scope

11.0        Cost and Schedule (TBD)

The value of this SOW is estimated to be approximately $X,XXX,XXX.00 for the term of the SOW.

Year 1 (2007) = $

Year 2 (2008) = $

Year 3 (2009) = $

Year 4 (2010) = $

Pricing Structure

Section B.2.6.1 of Networx Universal RFP

GCI shall provide competitive pricing to Verizon. GCI shall comply with the Pricing Structure outlined in Section B.2.6.2 of the Networx RFPs.

Combined Services (CS)

The technical requirements for Combined Services (CS) are specified in Section C.2.6.1.

CS Pricing Structure

The price structure for CS shall comprise the following elements:

a.                                       Non-Recurring Charge per line

b.                                      Monthly Recurring charge per line

Prices for any associated SEDs shall be listed in Section B.4.

Core and Optional Packages

The CS offering consists of a core package, a Non-Domestic Calling Service (NDCS), and an optional package. A package is a combination of different services. The core CS package consists of an unlimited usage of local, regional toll and domestic long distance services. The domestic long distance service is equivalent to the service described in Section C.2.2.1. The contractor shall provide a MRC and NRC for the core package. The optional CS package consists of the core package, a non-domestic calling service, and any combination of the optional services listed in Table B.2.6.5-1. NDCS is mandatory to provide and is equivalent to the non-domestic service described in Section C.2.2.1.

The contractor may provide a MRC and NRC for an optional package.

For the core and optional CS packages, the contractor shall price the service in two geographical regions:  CONUS and OCONUS. Within the CONUS region, the contractor shall provide a single, fixed MRC by state for each contract year. For the OCONUS region, the contractor may provide different, fixed MRCs based on the Country/Jurisdiction ID where the service is provided. The contractor shall identify the CS price(s) in the CONUS and OCONUS regions using the standard two-letter postal code state abbreviations, and the Country/Jurisdiction ID codes provided in Section B.6.6 respectively.

In addition, the contractor shall provide an MRC for the core and optional service packages based on the following types of local loop required by the customer:

a.                                       Analog.

b.                                      ISDN BRI.

c.                                       ISDN PRI.

d.                                      Analog trunk.

e.                                       Digital T1.

The contractor may charge a NRC for the installation of a new local loop required for a core or optional service. However, the MRC for the local loop shall be included in the MRC of the core package or appropriate optional service. If the customer has previously purchased local loop from the contractor, then the customer may use the existing local loop to provide the core or optional package of services. The MRC for the existing local loop shall be separate from the MRC of the core or optional package.

If the contractor prices a core or optional package at the Routine Service Level, then the contractor shall provide all of the services within the core or optional package at the Routine Service Level. Similarly, if the contractor prices a core or optional package at the Critical Service Level, then the contractor shall offer all of the services within the core or optional package at the Critical Service Level. The Routine and Critical Service Level metrics are defined in Section C.2.6.1.

The contractor shall provide any regulatory fees and surcharges, such as local number portability and directory assistance, which are applicable to the Government, as pass-throughs of actual cost with no additional markup. The contractor shall provide prices for foreign wireless termination in Table

B.2.2.1.3-11 Non-Domestic Mobile Termination Add-On Prices and prices for payphone compensation in Table B.2.2.3.3-3 Domestic Payphone Add-On Prices.

Core Package Prices and NDCS Discount Percentages

If the contractor chooses to provide only a core package, then the contractor shall list the monthly recurring charges and non-recurring charges at the Routine Service Level for the core package in Table B.2.6.4-1 for the CONUS region and in Table B.2.6.4-2 for the OCONUS regions. Table B.2.6.4-3 provides the applicable charging units for the core package within the CONUS and OCONUS geographic regions at the Routine Service Level. Similarly, the contractor shall list the monthly recurring charges and non-recurring charges at the Critical Service Level in Table B.2.6.4-4 for the CONUS region and in Table B.2.6.4-5 for the OCONUS regions. Table B.2.6.4-6 provides the applicable charging units for the core package within the CONUS and OCONUS geographic regions at the Critical Service Level. The contractor shall price the Critical Service Level for the core package on an individual case basis (ICB). The contractor shall charge a non-recurring charge for installation of a new local loop only.

The contractor shall offer NDCS at a percent discount off of the per six-second increment charges for the service as defined in Section B.2.2.1. The contractor shall provide only the discount percentage for service and shall not propose any additional access charges for the service. The contractor shall list the discount percentages for NDCS in Table B.2.6.4-7, Table B.2.6.4-8, Table B.2.6.4-9, and Table B.2.6.4-10, respectively. Table B.2.6.4-7 provides these percentages at the Routine Service Level for the CONUS region, while Table B.2.6.4-8 provides these percentages at the Routine Service Level for the OCONUS regions.

Similarly, Table B.2.6.4-9 provides the discount percentages at the Critical Service Level for the CONUS region, while Table B.2.6.4-10 provides these percentages at the Critical Service Level for the OCONUS regions.

If the contractor chooses to provide an optional package, then the contractor shall provide the core package.

Table 0-1. CS Core Package Prices – OCONUS (Routine)

CLIN	Country/ Jurisdiction ID*	Price	Price Start Date	Price Stop Date	Price Replaced Date

*    For Country/Jurisdiction ID codes, see Section B.6.6

Table 0-2. CS Core Package
Pricing Instructions – Routine Performance

MRC	NRC	Description	Charging Unit

0184001	0184011	Core Package including local loop – CONUS	Per analog line

0184002	0184012	Core Package including local loop – OCONUS	Per analog line

0184003	0184013	Core Package including local loop – CONUS	Per ISDN BRI line

0184004	0184014	Core Package including local loop – OCONUS	Per ISDN BRI line

0184005	0184015	Core Package including local loop – CONUS	Per ISDN PRI line

0184006	0184016	Core Package including local loop – OCONUS	Per ISDN PRI line

0184007	0184017	Core Package including local loop – CONUS	Per Analog trunk

0184008	0184018	Core Package including local loop – OCONUS	Per Analog trunk

0184009	0184019	Core Package including local loop – CONUS	Per Digital T1 line

0184010	0184020	Core Package including local loop – OCONUS	Per Digital T1 line

0184230		Core Package without local loop – CONUS	Per analog line

0184231		Core Package without local loop – OCONUS	Per analog line

0184232		Core Package without local loop – CONUS	Per ISDN BRI line

0184233		Core Package without local loop – OCONUS	Per ISDN BRI line

0184234		Core Package without local loop – CONUS	Per ISDN PRI line

0184235		Core Package without local loop – OCONUS	Per ISDN PRI line

0184236		Core Package without local loop – CONUS	Per Analog trunk

0184237		Core Package without local loop – OCONUS	Per Analog trunk

0184238		Core Package without local loop – CONUS	Per Digital T1 line

0184239		Core Package without local loop – OCONUS	Per Digital T1 line

Table 0-3. CS Core Package Prices – OCONUS (Critical)

CLIN	Case Number*	Country/ Jurisdiction ID**	Price	Price Start Date	Price Stop Date	Price Replaced Date

*    Case number applies to ICB CLINs

**  For Country/Jurisdiction ID codes, see Section B.6.6

Table 0-4. CS Core Package
Pricing Instructions – Critical Performance

MRC	NRC	Description	Charging Unit	Notes

0184021	0184031	Core Package including local loop – CONUS	Per analog line	ICB

0184022	0184032	Core Package including local loop – OCONUS	Per analog line	ICB

0184023	0184033	Core Package including local loop – CONUS	Per ISDN BRI line	ICB

0184024	0184034	Core Package including local loop – OCONUS	Per ISDN BRI line	ICB

0184025	0184035	Core Package including local loop – CONUS	Per ISDN PRI line	ICB

0184026	0184036	Core Package including local loop – OCONUS	Per ISDN PRI line	ICB

0184027	0184037	Core Package including local loop – CONUS	Per Analog trunk	ICB

0184028	0184038	Core Package including local loop – OCONUS	Per Analog trunk	ICB

0184029	0184039	Core Package including local loop – CONUS	Per Digital T1 line	ICB

0184030	0184040	Core Package including local loop – OCONUS	Per Digital T1 line	ICB

0184240		Core Package without local loop – CONUS	Per Analog line	ICB

0184241		Core Package without local loop – OCONUS	Per Analog line	ICB

0184242		Core Package without local loop – CONUS	Per ISDN BRI line	ICB

0184243		Core Package without local loop – OCONUS	Per ISDN BRI line	ICB

0184244		Core Package without local loop – CONUS	Per ISDN PRI line	ICB

0184245		Core Package without local loop – OCONUS	Per ISDN PRI line	ICB

0184246		Core Package without local loop – CONUS	Per Analog trunk	ICB

0184247		Core Package without local loop – OCONUS	Per Analog trunk	ICB

MRC	NRC	Description	Charging Unit	Notes

0184248		Core Package without local loop – CONUS	Per Digital T1 line	ICB

0184249		Core Package without local loop – OCONUS	Per Digital T1 line	ICB

Table 0-8. CS OCONUS – NDCS Discount Percentage (Routine)

CLIN	Country/ Jurisdiction ID*	Percent Discount	Price Start Date	Price Stop Date	Price Replaced Date

0184261

*    For Country/Jurisdiction ID codes, see Table B.6.6-1

Table 0-10. CS OCONUS – NDCS Discount Percentage (Critical)

CLIN	Country/ Jurisdiction ID*	Percent Discount	Price Start Date	Price Stop Date	Price Replaced Date

0184263

*    For Country/Jurisdiction ID codes, see Table B.6.6-1

CS Feature Prices

The contractor shall provide the features listed in Table B.2.6.6-1. In addition, the contractor shall provide the limited set of Toll Free Service features listed in Table B.2.6.6-2 whenever Toll Free Service is offered. For all other optional services, the contractor shall provide the same set of features as those offered in the separate Networx service pricing section.

The contractor shall not price any features separately for any service in the core package. Thus, all feature charges shall be included in the MRC for the core package. Also, the contractor shall not price any features separately for any optional service priced on a flat MRC basis. For any optional service priced on a percent discount basis, the discount percentage shall be the same for the basic service and features. Therefore, the contractor shall propose a single discount percentage off of all the charges for an optional service.

Table 0-5. Combined
Services Features

Feature

Call Forwarding (All, Busy, No Answer)

Call Transfer

Call Waiting

Caller ID

Caller ID Block

Remote Access to Call Forwarding

Speed Dial

Three Way Calling

Voice Mail

Table 0-6. Toll-Free Service Features

Feature

Alternate Routing

Automated Number Identification (ANI)

Announcements

Day of Week Routing

Day of Year Routing (Holiday Routing)

Dialed Number Identification Service (DNIS)

Make Busy Arrangement

NPA/NXX Routing

Service Assurance

Terminating Announcements

Time of Day Routing

12.0        Bonding Requirements

Not applicable.

13.0        Invoicing Requirements

In order for you to receive payment, receipts must be completed and all ORIGINAL invoices must be submitted to Accounts Payable.  In the event an original invoice was sent to the Verizon end user, it will be the responsibility of the Verizon end user to ensure the original invoice is forwarded to Accounts Payable.

A valid invoice MUST contain the following:

Supplier Name	Remittance Address

Invoice Number	Purchase Order Number

Invoice Date	Dollar amount broken out by line item of the Purchase Order

The payment terms for such work will be Net 30 days from date of an authorized invoice.

Send ORIGINAL INVOICE to

Verizon Business

P.O. Box 770

Ashburn, VA 20146-0770

Please send a COPY of the INVOICE to

Verizon Business

Federal - AP

2485 Natomas Park Drive, Suite 450

Sacramento, CA  95831

Jenifer.Mojonnier@verizonbusiness.com

Failure to follow the above directions may result in delay of payment.

14.0        Applicable Documents

GCI ICDs

GCI ICD_P_II_SPIM_v2.8_06072007.doc

GCI SV_7 2_ICD_GCI_v4 0.doc

GCI ICD_GCI_ASR_v2.1_01182007.doc

GCI Pricing

See attached excel worksheet.

Verizon will provide any working documents that may be required to complete the work effort.  All content will be the exclusive property of Verizon.   “GCI” will secure prior approval from Verizon before any materials are shared publicly.  Because Verizon will have provided content and approve on all material, Verizon will have sole responsibility for accuracy of contents.

15.0        Vendor Outsourced Activity

No third party subcontractor shall be added to a Statement of Work by the Consultant without obtaining prior approval from Verizon’s Primary contact above.

16.0        SOW Change of Scope Procedure (if applicable)

Any change to this Statement of Work shall be provided in writing and accepted by both Parties before being accepted and included as a part of this SOW Agreement.

17.0        Acceptance Criteria

Acceptance shall be given when all of the deliverables have been received or completed, including receipt of all documents and data produced during this project.  Approval of invoice for work performed is acknowledgement of acceptance criteria.

The parties agree that this engagement letter/SOW describes certain Services to be performed by GCI for Verizon. GCI acknowledges and agrees that the Services described herein shall not commence until GCI receives from Verizon a Purchase Order incorporating this engagement letter/SOW.  THERE IS NO BINDING OBLIGATION BETWEEN GCI AND VERIZON WITH REGARD TO THE SPECIFIC PROJECT DESCRIBED IN THIS SOW UNTIL THE CORRESPONDING PURCHASE ORDER IS ISSUED.  FAILURE TO OBTAIN BOTH A VALID PURCHASE ORDER AND AN APPROVED ENGAGEMENT LETTER OR SOW WILL RESULT IN VERIZON HAVING NO LIABILITY OF ANY KIND FOR ANY PERFORMANCE OF SERVICES DESCRIBED HEREIN.

In WITNESS WHEREOF, the parties have entered into this Statement of Work as a part of an agreement.

Verizon Services Corporation		General Communication, Inc.

By:		By:
	{Signature}		{Signature}
Richard Westlund
	{Printed Name}		{Printed Name}
Senior VP & General Manager
	{Title}		{Title}

	{Date}		{Date}

Exhibit A

SCOPE OF WORK

VOICE SERVICES

(2 OF 14)

STATEMENT OF WORK

GCI Voice Service (VS)

Networx Universal Contract Volume I, Section 4.1.1

1.0                               Objective

Verizon has selected GCI to meet the requirements for Voice Service (VS). GCI’s transport capabilities, in conjunction with Verizon’s Voice Services features will comply with all requirements for RFP Section C.2.2.1 as proposed by Verizon to GSA.

2.0                               Background

The Government has a large community of voice users throughout the US public sector and also conducts a considerable amount of business with US citizens, private sector firms, and foreign entities.

GCI shall offer a technical solution which meets the requirements of GSA’s Networx Universal and Enterprise RFPs (heretofore referred to as Networx RFPs) Section C.2.2.1 (VS) as well as provide pricing in the structure provided for in RFP Section B.2.2.1.3-9. If GCI does not provide any of the services described in Section C.2.2.1 then it will be GCI’s responsibility to identify a teaming partner or solution to meet all of the requirements in Section C.2.2.1 as it relates to (VS), as it pertains to Alaska coverage.

3.0                               Project Scope

GCI is only providing the local and Alaska LD for this service.  VZB is providing the long distance portion of the service.

Technical Requirements

Section C.2.2.1.1.4 of Networx Universal RFP

GCI shall offer a technical solution which meets the requirements of GSA’s Networx Universal and Enterprise RFPs (heretofore referred to as Networx RFPs) Section C.2.2.1 (VS) as well as provide pricing in the structure provided for in RFP Section B.2.2.1.3-9. If GCI does not provide any of the services described in Section C.2.2.1 then it will be GCI’s responsibility to identify a teaming partner or solution to meet all of the requirements in Section C.2.2.1 as it relates to (VS), as it pertains to Alaska coverage. This includes:

•                  Providing Voice Service transport between the subscribing Networx Agency’s Service Delivery Point (SDP) and intra-state terminations within the State of Alaska.

•                  Providing Voice Service transport for inter-state, IDDD, and private network traffic between the subscribing Networx Agency’s Service Delivery Point (SDP) and the GCI trunking interface point to Verizon’s POP in Seattle.

•                  Installing and maintaining Service Enabling Device(s) that may be ordered for the subscribing Agency’s SDP.

•                  Responding to Verizon trouble tickets reported to Verizon’s Help Desk.

•                  Providing SLA and KPI performance data shown in RFP Sections J.13.3.1 and C.2.2.1.4.1 respectively.

GCI shall work with Verizon on how it will provide Management and Operations (MOPS) data to support Verizon’s ability to deliver a MOPS solution and MOPS deliverables under the Networx contract(s), as defined by the requirements on Section C.3 of the Networx RFPs. This will include developing a data interchange interface with Verizon to support the MOPS requirements. Data interchange between Verizon and GCI must support the requirement for Networx vendors to provide an Operational Capabilities Demonstration.

Verizon will provide all network connectivity for these services unless otherwise specified.

Service Overview

Verizon has selected GCI to meet the requirements for Voice Service (VS). GCI’s transport capabilities, in conjunction with Verizon’s Voice Services features will comply with all requirements for RFP Section C.2.2.1 as proposed by Verizon to GSA.

Description of Approach to Service Delivery

Volume I, Section 4.1.1.1.1 of Networx Universal Contract

Verizon has been providing long distance services with Virtual Private Network (Vnet) capabilities since 1988, and has supported voice services for FTS2001 users since the contract award in 1999. Today, Verizon supports approximately 60% of FTS2001 Voice Services long distance and private network traffic. Verizon successfully migrated users to the FTS2001 platform using a transition strategy designed to maintain service continuity while minimizing the effect on the user community. Verizon will employ this same successful strategy to migrate current FTS2001 users to Networx, as well as any Agency locations not currently using Verizon’s Voice Services.

Seamless Transition = Lower Risk. Verizon transitioned all services in a way that minimized the impact on the user community. Following GSA award and Agency selection, Verizon will apply similar processes to transition any Agency locations not currently using Verizon’s Voice Services to the Networx platform. Customers who already use Verizon’s Voice Services will typically experience only an accounting change as their services are converted from the FTS2001 contract to the Networx contract. Locations that reorder access facilities for enhanced bandwidth efficiencies or converged services will experience a transition similar to the original cutover to the Verizon Network. Voice communications are the most basic—and arguably some of the most mission-critical—services that the Federal Government uses. Verizon understands the Federal government’s need for reliable, uninterrupted, always-available voice services. The experience and capability gained in providing voice services for FTS2001 customers gives Verizon a unique insight into—and an ability to meet—the voice service needs of Networx customers. This level of expertise means that existing FTS2001 customers will continue to receive the quality voice service they rely on, while new Networx customers can procure Verizon’s services quickly, easily, and with minimal risk. Verizon’s Voice Services solution meets and exceeds all of the mandatory requirements outlined in the Networx RFP.  Whether initiated from on-net or off-net locations, authenticated voice calls can be connected to all on-net and off-net locations by direct station-to-station dialing.

Performance that Networx Customers can Rely on. Verizon’s network provides a virtually non-blocking, P.001 grade of service POP-to-POP and a P.01 grade of service end-to-end for switched access originations to switched PSTN terminations. The network backbone availability is typically 99.9974%, 24 hours per day, and 365 days per year. To date, Verizon routinely provides service levels greater than any competitor does.  In 2004 the Verizon network had 66% fewer FCC Reportable outages than its closest competitor. Verizon is committed to maintaining an availability of 99.9974% on the backbone network.

Technical Capabilities

Volume I, Section 4.1.1.3.1.1 of Networx Universal Contract

GCI will comply with all technical requirements for C.2.2.1.1.4 as follows.

1a                                    GCI will support the private numbering plans currently used for most Federal agencies as communicated by Verizon.

1b                                   GCI will use the PSTN number plan used for its intra-state Alaska commercial offerings per the North American Numbering Plan including ongoing NPA/NXX additions coordinated by the NANP administrator. This includes all future changes.

1c                                    GCI will support non-commercial, Agency-specific private 700 numbers or variable length private network numbers (i.e. Networx Locator Service number, private network announcements, etc.).

1c-i                            GCI will maintain FG-D PSTN interconnect arrangements with all major LECs in Alaska in order to support switched access for the origination and termination of Networx calls.

1c-ii                        GCI will support originating and terminating on-net calls from dedicated trunks as well as calls from switched, virtual on-net locations. Off-net calls from the PSTN to Networx numbers will be blocked from terminating to Networx dedicated trunks unless a specific request for the direct termination service has been received and implemented.

1d                                   GCI will support Agency specific private numbers as well as private network connectivity to Verizon’s operators and its Networx Help Desk for trouble reporting and other special applications. We will also support special numbers for Agency-specific announcements.

2                                          GCI will direct calls using Networx private network numbers to Verizon’s network such as those calls to be treated by custom intercept messages.

2a                                    GCI will route calls to a disconnect message announcement as directed by the Agency and communicated by Verizon.  GCI will not reassign the number for 90 days after receiving an Agency disconnect order for situations where GCI controls the number assignment.

2b                                   Time-out during dialing typically results in reorder tone initiated by the switch supporting the station instrument. GCI’s switches will support this where directly connected station instruments are involved.

2c                                    Calls encountering network congestion in GCI’s network will typically receive a “fast busy” signal.

2d                                   On-net originating calls that exceed the class of service assigned to the originating station for off-net and non-domestic PSTN calls will receive a message recording from Verizon’s network stating they cannot complete the call because it exceeds the assigned class of service range privileges.

2e                                    Verizon will support the denial of features via class of service restrictions against the originating trunk group, ANI or authorization code for calls sent to the Verizon network (i.e. inter-state LD, IDDD and private network calls).  GCI will support these restrictions if notified that intra-state Alaska calls are to be blocked.

3                                          GCI’s Voice Services support ISDN D-Channel user-to-user signaling during a call between ISDN capable parties in accordance with ITU-TSS Q.931 standards.

4                                          GCI’s Voice Services will not use compression. All calls will use 64 Kbps pulse code modulation (PCM) per the ITU G.711 standard.

Other Contract Requirements

GCI will support Verizon in responding to the Price Management Mechanism as defined in Section H.7 of the Networx Universal RFPs.

Interfaces

Section C.2.2.1.3 of Networx Universal RFP

GCI will support all of the interfaces identified in Section C.2.2.1.3.1 (Voice Services) of the Networx RFPs that were bid by Verizon (note:  support for the optional OC-1 interface was not proposed and the E1 and E3 interfaces are not applicable to GCI).

Voice Service Interfaces

The user-to-network interfaces (UNIs) at the SDP, as defined in Section C.2.2.1.3.1, are mandatory unless marked optional:

Table 6.1-1. Voice Service Interfaces

UNI Type	Interface Type and Standard	Payload Data Rate or Bandwidth	Signaling Type

1	Analog Line: Two-Wire (Std: Telcordia SR-TSV-002275)	4 kHz Bandwidth	Line-Loop Signaling

2	Analog Line: Four-Wire (Std: Telcordia SR-TSV-002275)	4 kHz Bandwidth	Line-Loop Signaling

3	Analog Trunk: Two-Wire (Std: Telcordia SR-TSV-002275)	4 kHz Bandwidth	Trunk-Loop Signaling (loop and ground start)

4	Analog Trunk: Four-Wire (Std: Telcordia SR-TSV-002275)	4 kHz Bandwidth	Trunk–Wink Start Signaling

5	Analog Trunk: Four-Wire (Std: Telcordia SR-TSV-002275)	4 kHz Bandwidth	Trunk-E&M Signaling

6	Digital Trunk: T1 (Std: Telcordia SR-TSV-002275 and ANSI T1.102/107/403)	Up to 1.536 Mbps	T1 Robbed-Bit Signaling

7	Digital Trunk: ISDN PRI T Reference Point (Std: ANSI T1.607 and 610)	Up to 1.536 Mbps	ITU-TSS Q.931

8	Digital: T3 Channelized (Std: Telcordia GR-499-CORE)	Up to 43.008 Mbps	SS7, T1 Robbed-Bit Signaling

9 (Non-US)	Digital Trunk: E1 Channelized (Std: ITU-TSS G.702)	Up to 1.92 Mbps	SS7, E1 Signaling

10 (Optional)	Optical: SONET OC-1 (Std: ANSI T1.105 and 106)	49.536 Mbps	SS7

11 (Optional)	Electrical: SONET STS-1 (Std: ANSI T1.105 and 106)	49.536 Mbps	SS7

UNI Type	Interface Type and Standard	Payload Data Rate or Bandwidth	Signaling Type

12 (Non-US)	Digital: E3 Channelized (Std: ITU-TSS G.702)	Up to 30.72 Mbps	SS7, E1 Signaling

13	Digital Line: ISDN BRI S and T Reference Point (Std: ANSI T1.607 and 610)	Up to 128 kbps (2x64 kbps)	ITU-TSS Q.931

Features

Section C.2.2.1.2 of Networx Universal RFP

GCI will support all the applicable features identified in Section 2.2.1.2 of the Networx RFPs.

VS Features

Volume I, Section 4.1.1.3.1.2 of Networx Universal Contract

GCI will comply with all feature requirements for C.2.2.1.2 as follows.

1-1                              Verizon has supported Agency recorded message announcements for FTS2001and is enhancing the capability for Agency recording and control. This will allow authorized Government personnel to dial a unique PSTN toll free number or Networx private network number to access the recording platform, be prompted for a user ID and password PIN for authentication, record or change a message, hear the playback, and activate the message for network calls. GCI will support routing to reach these Verizon provided announcements.

1-2                                Verizon’s Voice Services will support the assignment of a message announcement to an on-net private network number which shall be accessible from dedicated on-net and virtual on-net locations as well as parties calling from off-net locations via Networx calling cards.  GCI will support routing to reach these Verizon provided announcements.

1-3                                Verizon’s messaging platform will support message announcements of at least three minutes in length. Special arrangements will be available to exceed this limit if necessary to provide Agencies with flexibility should the need arise. This does not require specific support from GCI other than transport to the Verizon network.

1-4                              Verizon’s message announcement platform will support a variable message length as required by the Government on a case-by-case basis. Special arrangements will be available to exceed the typical limit of three minutes when necessary to provide Agencies with flexibility should the need arise. Typically there will be no additional cost to the Government as long as the average duration of all messages does not exceed three minutes in length. This does not require specific support from GCI other than transport to the Verizon network.

1-5                               All calls to Verizon’s message announcement platform will be answered in less than five rings (typically 1 ring cycle) and will be capable of “barge-in” access to the announcement. All message announcements will start at the beginning and will not be subject to a rotary announciator that answers calls in the middle of announcements. This does not require specific support from GCI other than transport to the Verizon network.

1-6                                Verizon’s message announcement platform will have a system-wide capability for storing significantly more than 500 recorded messages. These are shared commercial IVR platforms with logical message partitioning with scalable memory storage capabilities. This does not require specific support from GCI other than transport to the Verizon network.

1-7                                Verizon’s Voice Services message announcement capability will overlay Verizon’s Toll Free Services Interactive Voice Response (IVR) platforms. They will be capable of supporting significantly more than 250 concurrent callers. Verizon constantly monitors the capacity of these platforms and adds ports as traffic trends warrant. This does not require specific support from GCI other than transport to the Verizon network.

Verizon’s Voice Services provides authorization codes as follows:

2-1                               Verizon’s Voice Services are based upon its Vnet (virtual on-net) product. Call screening is performed by identifying each caller and comparing the dialed number with the individual’s assigned class-of-service calling priivileges determining whether the call should be allowed or blocked. Verizon supports the assignment of 256 classes-of-service or “range privileges”. These range privileges may be assigned to dedicated access trunks, virtual-on-net stations or calling card authorization codes. In addition, Verizon will support station level class-of-service within shared trunks to support situations where shared tenant arrangements exist when the station number is delivered in the ANI field of the signaling message by the Agency PBX or Centrex switch.  GCI will support call screening by blocking intra-state calls from dedicated trunks, virtual on-net stations or ANIs when specifically notified by an Agency and communicated by Verizon.

2-2                                Authorization codes will be required for calls originating from off-net stations via calling card dialing or for calls originating from dedicated on-net trunks or virtual on-net stations if desired by an Agency. These codes will be used to determine the caller’s class-of-service to complete calls to on-net or off-net destinations. In addition, calling card callers will be able to initiate audio conference calls using the same authorization code where a conference account has been pre-established for the call initiator.  This does not require specific support from GCI other than transport to the Verizon network.

2-3                            Verizon will require the caller to dial an authorization code if the identification of the originating station cannot be made by other means. This will be used to determine the caller’s class-of-service. It will also be used to identify the applicable billing arrangements. This does not require specific support from GCI other than transport to the Verizon network.

2-4                            Verizon supports the ability to override the class-of-service (COS) assigned to a station by entering an authorization code with a higher COS. This does not require specific support from GCI other than transport to the Verizon network.

2-5                            Verizon supports using an authorization code to take precidence over the COS derived from other means such as a dedicated access trunk COS or virtual on-net station COS.  This does not require specific support from GCI other than transport to the Verizon network.

2-6                            Verizon’s Voice Services use automated capabilities to verify authorization codes without involving an operator before a call is connected. This does not require specific support from GCI other than transport to the Verizon network.

2-7                            Verizon’s Voice Services will support the following capabilities as specified by the Government:

2-7a                      Verizon will support COS assignments for virtual on-net users based upon their station ANI. Where ANI suppression is assigned, it will occur after the COS of the station is determined to allow call screening to occur. This does not require specific support from GCI other than transport to the Verizon network.

2-7b                     Verizon’s Voice Services allow the Government DAR to establish the COS assignments required on Agency access trunks, virtual on-net ANI, authorization codes or,stations in shared trunk groups where the Agancy’s PBX or Centrex delivers the station numer in the ANI field. This does not require specific support from GCI other than transport to the Verizon network.

2 -7c                    Verizon will provide calling cards with capabilities as described below:

2-7c1                  Verizon will support Networx post-paid calling cards; it does so for FTS2001 calling cards today serving the majority of Government calling card users. Verizon’s network will accumulate calling card charges until the monthly bill is created for the applicable Agency. This does not require specific support from GCI other than transport to the Verizon network.

2-7c2                    Verizon has developed the ability to support Networx pre-paid calling cards with private network capabilities such as COS and on-net routing. Verizon has developed the ability to limit Networx pre-paid calling cards to an assigned total dollar amount limit on a pre-paid basis. Various dollar usage limits will be supported as required by the Agencies such as $10, $50, $100, etc. This does not require specific support from GCI other than transport to the Verizon network.

2-7d                       Verizon has developed the ability for Networx pre-paid calling cards to become unusable upon reaching an Agency pre-determined expiration date. This does not require specific support from GCI.

2-7e                        Verizon has developed the ability for Networx pre-paid calling cards to be used for audio conferencing service only. This does not require specific support from GCI.

2-7f                          Verizon will support the printing of an Agency provided logo or alternately, no logo at all on Agency ordered Networx calling cards. This does not require specific support from GCI.

2-7g                       Verizon will support the supression of call detail records (CDRs) from billing invoices if so desired by the Agency involved. This does not require specific support from GCI.

2 -7h                    Verizon will support the cancellation of lost or stolen calling cards. This may be pertformed by the user calling the Networx Help Desk to open a trouble ticket or via automated interface by direction by an Agency DAR placing an order to delete the calling card’s authorization code. The card can typically be disabled by the Help Desk within an hour. No charges will applied after the card is disabled and credits will be applied for calls due to fraudulent use. Verizon has flexibility regarding the format of the Networx authorization code. Verizon currently supports FTS2001 authorization codes consisting of the user’s 10-digit private network number plus a 4-digit personal identification number. This does not require specific support from GCI.

2-7h1                 Verizon will provide Agencies with credit card sized as directed. This does not require specific support from GCI.

2-7h2                 Verizon provided Networx calling cards will utilize credit card sized duarable plastic “blanks” imprinted with the first 10-digits of the authorization code, the user’s name, and the user’s organization as ordered by the Government Agency’s DAR. A magnetic strip will be optionally included if desired with elecrtonic coding with the calling card dialing sequence and authorization code. This will be compatible with electronic payphones supporting credit card “swipe” arrangements. This does not require specific support from GCI.

2-7h3                   User instructions will be issued with the Networx calling card fulfillment kits as directed by the Government Agency at no additional cost.

Dialing instructions will be printed on the card if desired. This does not require specific support from GCI.

2-7h4                  Verizon will support safeguards as follows:

2-7h4a                 Verizon employs safeguards on the issuance of new calling cards to preclude their use for fraudulent calls due to theft. This typically includes the delivery of activation instructions to the user separate from the calling card itself such that it can be used only if both shipments are received and activated by the authorized user. This does not require specific support from GCI.

2-7h4b                Verizon supports the delivery of Personal Identification Numbers (PINs) independent from delivery of the calling cards. This does not require specific support from GCI.

2-7h4c                 Verizon excludes the last 4-digits of the authorization code (the PIN) from the billing records sent to the subscribing Government Agency. This does not require specific support from GCI.

2-7h5                   If desired by the subscribing Government Agency and space is available on the calling card, Verizon will print the Federal Relay Service’s “TDD” number (800-877-8339) on the back of the Agency’s Networx calling card. This does not require specific support from GCI.

2-7h6                   Verizon’s Networx Voice Services dialing plan will alert the network when the entry of an authorization code is required (i.e. for calling card calls) such that calls not requiring authorization codes will not be delayed. This does not require specific support from GCI.

2-7h7                   Verizon’s Networx Voice Services will support the temporary override of a COS restriction assigned to a caller’s station via the entry of an authorization code with a higher COS than the station. This will allow call completion and the subsequent reorigination of other calls (by using the “#” reorigination feature) within the COS of the authorization code whereas they would have been blocked otherwise.  GCI will support “cut thru” to Verizon’s network for trunks requiring the entry of authorization codes.

2-7h7a                  Verizon’s Networx Voice Services dialing plan will inform the network when a COS override is being activated such that excessive delays are avoided by waiting for all digits to be dialed. This does not require specific support from GCI.

2-7h7b                When temporary COS override is being invoked, all calls involved will be charged to the authorization code used for the override. CDR data will be included with the bill for the authorization code involved rather than the station that was used for the call. This does not require specific support from GCI.

2-7h8                   The Verizon provided Networx calling card will use a unique toll free number or private network number to access Networx Voice Services capabilities and features after authorization code validation. This will allow the caller access to onnet and offnet destination numbers within the class of service assigned to the authorization code. A single toll free number will be adequate as Verizon will ensure all Networx authorization codes are unique as it does for FTS2001. PSTN commercial directory numbers will not be necessary as the toll free number assigned will offer ubiquitous access for calls originating from domestic locations. Nondomestic locations will be supported by International FreePhone toll free numbers assigned by the country the call is originated in. This does not require specific support from GCI.

2-7h8a                Verizon will utilize a single toll free number for Networx calling card calls originating from domestic locations. PSTN commercial directory numbers will not be necessary as the toll free number assigned will offer ubiquitous access for calls originating from domestic locations. Nondomestic locations will be supported by International FreePhone toll free numbers assigned by the country where the call originated. This does not require specific support from GCI.

2-7h8b               Verizon will print the Networx domestic calling card toll free access number on the back of the Networx calling cards along with the Networx toll free access numbers for nondomestic locations. This does not require specific support from GCI.

2-7h8c                Verizon will define the regional boundaries for the Networx domestic and nondomestic calling card toll free access numbers. This does not require specific support from GCI.

2-7h8d               Where an Agency requires the ability to limit the origination of Networx calling card cards, Verizon will employ a unique domestic toll free number with “tailored call coverage” such that calls originating outside the prescribed area will be blocked without reaching the calling card platform for authorization code validation. This does not require specific support from GCI.

2-7h9                 Verizon’s Networx Voice Services calling card will support the origination of multiple calls without reentering the user’s authorization code or redialing the access number by the caller entering the “#” touchtone DTMF digit after each call and entering the new destination number. This does not require specific support from GCI.

2-7h10                Verizon’s Networx Voice Services calling card dialing plan will support caller connection to an Verizon operator by entering the “0” digit as the destination number. The Verizon operator will be able to assist with caller with dialing or will provide appropriate information assistance if requested.  GCI will support requests for operator assistance with dialing.  For information assistance, GCI will support the forwarding of such calls to a pre-determined operator number on Verizon’s network.

2-7h11                  The entry of the “star” touchtone DTMF key during the Verizon Networx calling card dialing sequence will result in the sequence being reset to the beginning enabling the caller to start over with the entry of the authorization code and destination number. This does not require specific support from GCI.

2-7h12                Verizon’s Networx Voice Services will support abbreviated digit “speed dial” numbers in a subscribing Government Agency’s numbering plan for frequently dialed numbers.  GCI’s Voice Service will also support this capability.

2-7h13                Verizon will make all administrative tools and reports applicable to Verizon’s commercial offerings available to subscribing Government Agency DARs. This includes call detail reporting and authorization code add, change & delete administrative capabilities. This does not require specific support from GCI.

2-7h14                Not Proposed. (Optional)

3                                             Verizon will transport Call Identification digits from the origination of a call to the subscribing Agency’s terminating PBX or station equipment in the signaling message for each call. This assumes the originating equipment or LEC facilities deliver the calling number in the ANI field of the originating signaling message and the Agency’s terminating equipment can receive it.  GCI’s Voice Service will also support this capability.

4                                        Verizon’s Voice Services capabilities currently support COS call screening based on the caller’s access trunk group, the virtual on-net station ANI number, or the caller’s authorization code. Verizon is currently developing the ability to screen the COS for stations using a shared trunk group where the Governmet’s SDP equipment delivers CLID information using out-of-band (ISDN or SS7) signaling arrangements.  This does not typically require specific support from GCI other than transport to the Verizon network. On an exception basis, GCI will support COS call screening by blocking intra-state calls from dedicated trunks, virtual on-net stations or ANIs when specifically notified by an Agency and communicated by Verizon.

4-1                                   Verizon’s Voice Services currently support 256  classes —of-service (alias range restrictions) which may be individually assigned to a subscribing Government Agency’s on-net access trunk, virtual on-net station ANI, or user authorization code.

Verizon’s Voice Services currently support the determination of COS (alias range restrictions) individually assigned to an Agency’s on-net access trunk, virtual on-net station ANI, or user authorization code. Verizon will support the transport of traveling classmark digits to Government SDP equipment that will apply precidence and pre-emption as necessary. The entry of authorization codes will take precidence over the COS from other methods.  This does not typically require specific support from GCI other than transport to the Verizon network. On an exception basis, GCI will support COS call screening by blocking intra-state calls from dedicated trunks, virtual on-net stations or ANIs when specifically notified by an Agency and communicated by Verizon.

4-1i                                                Verizon’s Voice Services currently support COS range restrictions so that Agencies can individually assign allowed call destination areas among 256 classes. If nothing is assigned, the default is on-net destination calling only. The Agency can assign off-net calling restrictions by area code (NPA) , exchange (NPA/NXX), or country. Currently, all toll free numbers are blocked on long distance / private network trunks. Private network calls may be blocked to other Government Agencies via Agency specific numbering plans. By default, calling to all non-domestic numbers is blocked. COS classes requiring non-domestic calling privileges must specify the countries allowed to be called. This does not typically require specific support from GCI other than transport to the Verizon network. On an exception basis, GCI will support COS call screening by blocking intra-state calls from dedicated trunks, virtual on-net stations or ANIs when specifically notified by an Agency and communicated by Verizon.

4 -1ii                                          Verizon’s Voice Services COS range restrictions may be applied to specific users, groups of users (e.g. “corp ID” or users of a shared access trunk), or number ranges. This does not typically require specific support from GCI other than transport to the Verizon network. On an exception basis, GCI will support COS call screening by blocking intra-state calls from dedicated trunks, virtual on-net stations or ANIs when specifically notified by an Agency and communicated by Verizon.

4 -2                                  Optional. Not Proposed.

4 -3                                  Optional. Not proposed.

4-4   Verizon’s Voice Services currently support COS range restrictions such that subscribing Government Agencies can individually assign allowed call destination areas between 128 classes. The default if nothing is assigned is on-net destination calling only. The Agency can assign off-net calling restrictions by area code (NPA), exchange (NPA/NXX), or country. All 900 calls are automatically blocked on Voice Services trunks. Currently, all toll free numbers are blocked on long distance / private network trunks. Private network calls may be blocked to other Government Agencies via Agency specific numbering plans. By default, calling to all non-domestic numbers is blocked. COS classes requiring non-domestic calling privileges must specify the countries allowed to be called. Calls that are blocked due to insufficient COS range privileges will receive a recorded network incomplete call message. This does not typically require specific support from GCI other than transport to the Verizon network. On an exception basis, GCI will support COS call screening by blocking intra-state calls from dedicated trunks, virtual on-net stations or ANIs when specifically notified by an Agency and communicated by Verizon.

5                                               Verizon supports the capability to provide Vnet Customized Message Announcements. Verizon will professionally record the audio messages after obtaining Agency approval of the scripts. This does not typically require specific support from GCI other than transport to the Verizon network.

6                                               Verizon supports the collection of accounting codes for designated calling card calls or special originating station COS calls. These are called “SUPP codes”.  GCI will support the capture of SUPP code digits and providing same to Verizon in the call records used for billing.

6-1                                     Verizon supports the entry and capture of accounting codes up to 8 digits long. These are used for billing assignment and are not validated for call COS screening. The accounting codes will be included with the call detail submitted with the monthly invoice to the Agency. GCI will support the capture of SUPP code digits and providing same to Verizon in the call records used for billing.

6-2                                     The Verizon billing invoice will include call detail CRD data that includes the accounting codes collected for the calls. GCI will support the capture of SUPP code digits and providing same to Verizon in the call records used for billing.

6-3                                     Where accounting codes are collected, Verizon will invoice the applicable accounting code billing address rather than the originating station number. GCI will support the capture of SUPP code digits and providing same to Verizon in the call records used for billing.

7                                               Verizon currently supports calls for off-net directory assistance for on-net callers who dial NPA-555-1212. In addition, Verizon is developing the capability to support the origination of toll free calls on long distance / private network access trunks. This will facilitate the dialing of off-net access codes for other off-net directory assistance calls.  GCI will support the routing of directory assistance calls to the Verizon network and will support the origination of toll free calls over dedicated access facilities.

8                                               Verizon will use its commercial operator resources to provide Networx callers with operator services in both Spanish and English as well as a number of other languages. Verizon carefully manages the call capacity of its operator services platforms and centers such that callers will not receive a busy signal when an operator is dialed. Callers will typically be connected to a live operator in less than five ring cycles 90% of the time. GCI will support the routing of operator service calls to the Verizon network

8-1                                     Verizon’s Intelligent Services Network (ISN) platforms supporting operator services are currently equipped to support TDD/TTY callers using any standard Baudot “level” of dialog protocol. Verizon Operators will assist callers with dialing difficulties and remain on the line until a call has been connected if requested. GCI will support the routing of TDD/TTY calls to the Verizon network

8-2                                Verizon operators will support Networx locator services for all Agencies serviced by the Networx contracts. This includes the ability to accept the locator number database from the Government and distribute it to all ISN platforms such that any Verizon operator will be capable of accessing it if required. Callers reaching the Verizon ISN platforms will be identified as Networx users by the Enterprise ID associated with the trunk, ANI, station or authorization code used to originate the call. The Verizon operators will provide referral and if requested, transfer the caller to the appropriate locator service number. Verizon will provide the Government with a method of updating the database as required in an automated manner such that it will override the previous database and be available to operators in less than 24 hours. Verizon understands that the locator number database will include public domain numbers that will not require security protection arrangements beyond those standard for commercial database protection. This does not require specific support from GCI other than the routing of these calls to the Verizon network.

8-3                                Verizon’s operators will be able to complete calls for authorized Networx users from off-net locations (typically via calling card access), or on-net locations (e.g., where the user may be encountering dialing difficulties). The operators will accept authorization codes and destination numbers communicated verbally by the caller, perform the necessary digit enrtry to validate the authorization code and perform call screening following before releasing the call. This does not require specific support from GCI other than the routing of these calls to the Verizon network.

8-4                                Verizon will provide Networx Voice Service users with abbreviated dialing numbers to reach its operators as well as the Verizon Networx Help Desk. When a user calls to report and deactivate a lost authorization code or calling card, obtain a credit adjustment for an interrupted call or a completed call to a wrong number, or to report unsatisfactory transmission or quality for a connected call, the Verizon operator will transfer the caller to the Networx Help Desk where the appropriate corrective action will be initiated.  GCI will support the routing of operator services calls dialed using abbreviated digits to the Verizon network.

9-1            Verizon will cooperate directly with other Government contractors who provide credit cards or travel cards to support Networx calling card functionality using these non-Verizon provided cards. This does not require specific support from GCI.

9-2            If directed by subscribing Government Agencies, Verizon will provide all necessary information including authorization codes, access numbers and dialing instructions necessary to support Networx calling card functionality using Government contractor printed travel cards. This does not require specific support from GCI.

9-3            Verizon Voice Services will support the billing of calls made with Government contractor produced travel cards using the procedures specified in the applicable portions of Universal RFP Section C3. This includes support for options including Agency Hierarchy Codes, direct billing, centralized billing, etc. This does not require specific support from GCI.

10             Verizon’s Networx Voice Services will support the inhibition of calling number delivery (ANI) by setting the privacy indicator at the originating end for virtual on-net stations (ANI PICs), transporting calls with the privacy flag intact and delivering it to the terminating LEC such that the latter will honor the request by replacing the caller ID with “privacy” on the caller ID display at the destination number. Where Verizon Local Services is the terminating LEC, Verizon will perform this function.  GCI will also support this functionality.

Service Level Agreements

Volume II, Appendix B.3, Attachment 1 of Networx Universal Contract

GCI will meet the Performance Metrics as defined by Section C.2.2.1.4.1 of the Networx RFPs for the Networx Voice Service.

Voice Service SLA

•      Availability. Availability is captured for each ANI number. Availability is calculated as follows.

Availability =	total expected Available time (Tex) – total outage time (Tou)
Total Expected Available time (Tex)

Availability metrics are calculated for the Agency Bureau level by summing up Tex and Tou for all the ANI numbers under the Agency Bureau for a calendar month and reported as a percentage.

Availability metrics are calculated for the Agency level by summing up Tex and Tou for all the ANI numbers under the Agency for a calendar month and reported as a percentage.

•      Call Blockage. Call blockage is calculated using the call details. The following is process to calculate call blockage.

1.     ATTEMPTS – the total number of calls dialed from the originating trunk group.

2.     ATB (All Trunks Busy) - The call is targeted to a terminating trunk (DAL) or PSTN number but fails due to the unavailability of a physical circuit in the terminating trunk group.  This is considered terminating access (POP-to-SDP) blockage.

4.     BUSY - The call is routed to a terminating address that is already in use but a physical circuit was available in the terminating trunk group.  This is not considered terminating access (POP-to-SDP) blockage.

5.     TCC - The call is blocked by the originating network switch without requesting routing information.  This is considered network POP-to-POP blockage.

6.     BLOCKED - The call is blocked within the carrier network due to congestion or setup failure.  This is considered network POP-to-POP blockage.

7.     NETWORK/EQUIP – The sum of BLOCKED + TCC.

POP-to-POP call blockage percentage = (NETWORK/EQUIP / ATTEMPTS) * 100

POP-to-SDP call blockage percentage = (ATB / ATTEMPTS) * 100

SDP-to-SDP call blockage percentage = ((NETWORK/EQUIP + ATB) / ATTEMPTS) * 100

Call Blockage metrics for the Agency bureau level are calculated by aggregating the values of network/equip, attempts, and ATB for a particular Agency Bureau and applying the same calculations.

Call Blockage metrics for the Agency level is calculated by aggregating the values of NETWORK/EQUIP, Attempts, and ATB for a particular Agency and applying the same calculations.

Performance Metrics

Section C.2.2.1.4 of Networx Universal and Enterprise RFPs

Voice Service Performance Metrics

GCI will comply with all performance metric requirements for Networx Voice Services.

The performance levels and acceptable quality level (AQL) of key performance indicators (KPIs) for Voice Services in Section C.2.2.1.4.1 are mandatory unless marked optional:

Table 8.2.1-1. Voice Services Performance Metrics

Key Performance Indicator (KPI)	Service Level	Performance Standard (Threshold)		Acceptable Quality Level (AQL)		How Measured

Availability (POP-to-POP)	Routine	99.95%		> 99.95%		See Note 1

Availability (SDP-to-SDP)	Routine Critical	99.5 99.95	% %	> 99.5 > 99.95	% %

Time to Restore	With Dispatch Without Dispatch	8 hours 4 hours		< 8 hours < 4 hours		See Note 2

Grade of Service (Call Blockage)	Routine Critical	0.07 (SDP-to-SDP) 0.01 (POP-to-POP) 0.01 (SDP-to-SDP & POP-to-POP)		< 0.07 < 0.01 < 0.01		See Note 3

Notes:

(1)   Voice Service availability is calculated as a percentage of the total reporting interval time that the voice service is operationally available to the Agency.  Availability is computed by the standard formula:

Availability =	RI(HR) – COT(HR)	×100
RI(HR)

(2)   Refer to Section C.3.3.1.2.4 for definition and how to measure.

(3)   Grade of Service (Call Blockage) is the proportion of calls that cannot be completed during the busy hour because of limits in the call handling capacity of one or more network elements (e.g., “All trunks busy” condition).  For example, 0.01 indicates that 1 percent of the calls not being completed (1 out of 100 calls).

Service Quality and Performance Metrics

Volume I, Section 4.1.1.2.1 of Networx Universal Contract

Verizon will meet all required performance metrics for Networx. The Verizon network provides virtually non-blocking, P.01 grade of service and network availability of 99.9974%, 24 hours per day, 365 days per year. Verizon maintains these standards through strict adherence to internal operations standards, frequent testing, and a highly fault-tolerant hierarchical switched network design.

GCI will meet all required Networx Voice Services KPIs and AQLs for the performance of SDP-to-SDP Voice Service originating and terminating in Alaska as shown in Table 8.2.1-1.

GCI will be responsible for the performance of call originating and terminating SDP-to-GCI POP access facilities in Alaska as shown in Table 8.2.1-1.   .

Where traffic is shared by both the Verizon and GCI networks, GCI will the AQLs and KPIs shown in Table 8.2.2-1 below.  The KPIs and AQL values shown shall be allocated to each party for its portion of the service.

Table 8.2.2-1. Verizon / GCI Shared Voice Services Performance Metrics

Key Performance Indicator (KPI)	Service Level	Performance Standard (Threshold)	Acceptable Quality Level (AQL)	How Measured

Availability	Routine	99.975%	> 99.975%	See Note 1

(POP-to-POP)

Availability	Routine	99.75%	> 99.75%

	Critical	99.975%	> 99.975%
(SDP-to-SDP)

Time to Restore	With Dispatch	8 hours	< 8 hours	See Note 2

	Without Dispatch	4 hours	< 4 hours

Grade of Service (Call Blockage)	Routine	0.035 (SDP-to-SDP)	< 0.035	See Note 3
		0.005 (POP-to-POP)	< 0.005

	Critical	0.005 (SDP-to-SDP & POP-to-POP)	< 0.005

Monitoring and Measuring KPIs and AQLs

Volume I, Section 4.1.1.2.2 of Networx Universal Contract

Verizon exceeds industry standards and guarantees higher performance specifications than those published by all other carriers. Verizon’s P.01 grade of service means that subscribing Agency callers will experience less than one-percent call blockage during the busiest traffic hour primarily through the design of the access facilities. Verizon’s service has historically exceeded this objective. Verizon’s traffic engineering groups monitor blockage at Regional and National Network Management Centers (NMC); blockage is based on the busiest hour of the busiest day of each month with no averaging. Verizon records statistics from a network analysis system are based on call detail records and on-line switch statistics. If abnormally high traffic causes blockage rates greater than one percent, engineers can re-allocate routing over less congested network paths. Network traffic is restored and re-routed via a mix of technologies within seconds of blockage detection.

GCI shall meet all required metrics through monitoring and measuring systems as follows:

•      Availability. Verizon will use its Service First trouble management system to track Networx Voice Service availability.  Timestamps for reported trouble tickets will be recorded including the time a problem was reported along with the service restoration time point. Before closing a trouble ticket, the Networx Help desk will allocate the down time to the appropriate element such as:

•      GCI provided SDP-to-POP access in Alaska.

•      Network transport from GCI POP-to-Verizon Seattle interface.

•      Network transport from Verizon Seattle interface-to-Verizon POP.

•      Verizon provided SDP-to-POP access in CONUS.

•       The difference between the trouble ticket timestamps will be considered out-of-service time and will be used to calculate the service availability. This will be recorded and made available for reporting to the applicable Government Agency.

•       GCI will meet the availability KPIs and AQLs in Tables 8.2.1-1 and 8.2.2-1.

Time to Restore. Verizon will use its Service First trouble management system to track Networx Voice Service time-to-restore metrics.  The time stamps between the start of the out-of-service condition and the time it is returned to service will be used to calculate the “time to restore” KPI. This will be recorded and made available for reporting to the Agency. Before closing a trouble ticket, the Networx Help desk will allocate the down time to either Verizon or GCI. GCI will meet the time-to-restore KPIs and AQLs in Tables 8.2.1-1 and 8.2.2-1.

•      Grade-of-Service (Call Blockage). Verizon will monitor and measure call blockage via switch call records, which record whether a call was completed, and if not, identify why not. Copies of the Verizon and GCI call records will be sent to Verizon’s Metrix Reporting platform and counted to show calls attempted, calls completed, and calls incomplete for cause codes, including network congestion, termination busies, or class-of-service restrictions. The difference between calls attempted vs. calls completed will be used to calculate the resulting grade-of-service (GOS) performance. The cause code for incomplete calls will differentiate between POP-to-POP GOS (affected by network incompletions) vs. SDP-to-SDP GOS (affected by termination incompletions). This will be recorded and made available for reporting to the Agency. The P.01 grade of service means that Networx customers will experience less than one-percent call blockage during the Government’s busiest hour.

        GCI will meet the grade-of-service / call blockage KPIs and AQLs in Tables 8.2.1-1 and 8.2.2-1.

Training

Volume II, Section 3.11 of Networx Universal Contract

If requested, GCI shall offer sales training to the Verizon Federal Systems sales organization to facilitate the selling of GCI Voice Service under the Networx contract umbrella.

If requested, GCI shall offer training materials to Verizon and its customers in order to support Verizon’s ability to deliver training to Networx customers as defined by Section C.3.7 of the Networx RFPs.

Training Content

If requested, GCI will provide content for VS training in accordance with the requirements of RFP Section C.3.7.2.

Training Development

If requested, GCI will support Verizon’s solution for training development in order to meet or exceed all requirements found in RFP Section C.3.7.2.1.

Training Availability

If requested, GCI will support Verizon’s solution for training availability in order to meet or exceed all requirements found in RFP C.3.7.2.2.

Training Maintenance

If requested, GCI will support Verizon’s solution for training maintenance in order to meet or exceed all requirements found in RFP C.3.7.2.6.

GCI will support any changes to Verizon’s Networx program that would result in any changes or modifications to the training program within 30 business days following the change, All affected GCI training material will be updated and made available to the Government through Verizon. These modifications will be provided at no cost.

Partner Meetings/Sales Opportunities

GCI shall support meetings with Verizon Networx customers, potential Networx customers or other Networx Partners as required and as applicable to GCI.

GCI shall assign sales representatives to support the FTS2001 and Networx opportunities applicable to GCI. GCI shall support Sales Opportunity

Reviews to ensure collaborative planning and provide proposal support as required and as applicable to GCI.

4.0          Project Term

This agreement will run concurrent with Verizon’s Networx Universal and Enterprise contracts with the GSA.  Time period will be upon issuance of a Purchase Order thru 2011.

5.0          Deliverables

See Project Scope.

6.0          Contact Information

VerizonBusiness

Name

Title

Address

City, State  Zip

Phone number

Fax number

Email address

Supplier Name - GCI

Name - Laura Rykaczewski

Title - Senior Account Manager

Address

City, State  Zip

Phone number - 907 868 5351

Fax number - 907 868 6292

Email address - lrykaczewski@gci.com

7.0          Project Staffing

Not applicable.

8.0          Work Performance

•              Security – N/A

•              Hours & Overtime – Pre-approval of time/materials above what is identified in the Cost & Schedule section is required when they impact project costs

•              Travel & Expense Guidelines – N/A

9.0          Assumptions/Risks/Dependencies

Refer to Exhibit B prime contract “flow down provisions”

10.0        Verizon Responsibilities

See Project Scope

11.0        Cost and Schedule (TBD)

The value of this SOW is estimated to be approximately $X,XXX,XXX.00 for the term of the SOW.

Year 1 (2007) = $

Year 2 (2008) = $

Year 3 (2009) = $

Year 4 (2010) = $

Pricing Structure

Section B.2.2.1 of Networx Universal RFP

GCI comply with all pricing submitted to Verizon for the Pricing Structure outlined in Section B.2.2.1.3 of the Networx RFPs.

Voice Service

GCI’s pricing to Verizon is separate from the pricing submitted by Verizon to GSA.  GCI’s pricing elements will include:

•      Transport charges for intra-state calls originating and terminating within Alaska.

•      Transport charges for inter-state, IDDD and private network calls originating in Alaska and terminating to Verizon’s network interface in Seattle.

•      Transport charges for Networx calls originating from Verizon’s network interface in Seattle and terminating to GCI’s dedicated or switched access facilities in Alaska.

Table 1 below provides the format for pricing information for VS Alaska usage prices.

Table 5.1.1-1  VS Alaska Transport Prices

CLIN	Originating Country/ Jurisdiction ID*	Usage Price Per Six-Second	Price Start Date	Price Stop Date	Price Replaced Date

12.0        Bonding Requirements

Not applicable.

13.0        Invoicing Requirements

In order for you to receive payment, receipts must be completed and all ORIGINAL invoices must be submitted to Accounts Payable.  In the event an original invoice was sent to the Verizon end user, it will be the responsibility of the Verizon end user to ensure the original invoice is forwarded to Accounts Payable.

A valid invoice MUST contain the following:

Supplier Name	Remittance Address
Invoice Number	Purchase Order Number
Invoice Date	Dollar amount broken out by line item of the Purchase Order

The payment terms for such work will be Net 30 days from date of an authorized invoice.

Send ORIGINAL INVOICE to

Verizon Business
P.O. Box 770
Ashburn, VA 20146-0770

Please send a COPY of the INVOICE to

Verizon Business
Federal - AP
2485 Natomas Park Drive, Suite 450
Sacramento, CA 95831
Jenifer.Mojonnier@verizonbusiness.com

Failure to follow the above directions may result in delay of payment.

14.0        Applicable Documents

GCI ICDs

GCI ICD_P_II_SPIM_v2.8_06072007.doc

GCI SV_7 2_ICD_GCI_v4 0.doc

GCI ICD_GCI_ASR_v2.1_01182007.doc

GCI Pricing

See attached excel worksheet.

Verizon will provide any working documents that may be required to complete the work effort.  All content will be the exclusive property of Verizon.   “GCI” will secure prior approval from Verizon before any materials are shared publicly.  Because Verizon will have provided content and approve on all material, Verizon will have sole responsibility for accuracy of contents.

15.0        Vendor Outsourced Activity

No third party subcontractor shall be added to a Statement of Work by the Consultant without obtaining prior approval from Verizon’s Primary contact above.

16.0        SOW Change of Scope Procedure (if applicable)

Any change to this Statement of Work shall be provided in writing and accepted by both Parties before being accepted and included as a part of this SOW Agreement.

17.0        Acceptance Criteria

Acceptance shall be given when all of the deliverables have been received or completed, including receipt of all documents and data produced during this project.  Approval of invoice for work performed is acknowledgement of acceptance criteria.

The parties agree that this engagement letter/SOW describes certain Services to be performed by GCI for Verizon. GCI acknowledges and agrees that the Services described herein shall not commence until GCI receives from Verizon a Purchase Order incorporating this engagement letter/SOW.  THERE IS NO BINDING OBLIGATION BETWEEN GCI AND VERIZON WITH REGARD TO THE SPECIFIC PROJECT DESCRIBED IN THIS SOW UNTIL THE CORRESPONDING PURCHASE ORDER IS ISSUED.  FAILURE TO OBTAIN BOTH A VALID PURCHASE ORDER AND AN APPROVED ENGAGEMENT LETTER OR SOW WILL RESULT IN VERIZON HAVING NO LIABILITY OF ANY KIND FOR ANY PERFORMANCE OF SERVICES DESCRIBED HEREIN.

In WITNESS WHEREOF, the parties have entered into this Statement of Work as a part of an agreement.

Verizon Services Corporation		General Communication, Inc

By:		By:
	{Signature}	{Signature}
Richard Westlund
	{Printed Name}	{Printed Name}
Senior VP & General Manager
	{Title}	{Title}

	{Date}	{Date}

Exhibit A

SCOPE OF WORK

FRAME RELAY

(3 OF 14)

STATEMENT OF WORK

GCI Frame Relay Service (FRS)

Networx Universal and Enterprise Contract Volume I, Section 4.1.4

1.0          Objective

Verizon Business has selected GCI to meet the requirements for Networx Frame Relay Services (FRS). GCI’s FRS transport capabilities in conjunction with Verizon Business’s FRS Services will comply with all requirements for Networx RFP Section C.2.3.1 as proposed by Verizon Business to GSA.

2.0          Background

FRS provides reliable, high speed connectivity between user locations at contracted service levels. The service’s flexibility and reliability make it an attractive alternative to private line networks.

3.0          Project Scope

GCI is only providing the local and Alaska LD for this service.  VZB is providing the long distance portion of the service.

Technical Requirements

Section C.2.3.1.1.4 of Networx Universal and Enterprise RFPs

GCI will offer a technical solution which meets the requirements of GSA’s Networx Universal and Enterprise RFPs (heretofore referred to as Networx RFPs) Section C.2.3.1, Networx FRS Service, as well as provide pricing in the structure provided for in Section B.2.3.1.1 of the Networx RFPs. If GCI does not provide any of the services described in Section C.2.3.1, then it will be GCI’s responsibility to identify a teaming partner or solution to meet all of the requirements in Section C.2.3.1 as it relates to Networx FRS Service, as it pertains to Alaska coverage. This includes:

•                  Providing FRS PVC transport between the subscribing Networx Agency’s Service Delivery Point (SDP) and intra-state FRS PVC terminations within the State of Alaska.

•                  Providing FRS Service transport for inter-state FRS PVCs, FRASI,IP-enabled FRS, and FRS-to-Internet PVCs between the subscribing Networx Agency’s Service Delivery Point (SDP) and the appropriate GCI NNI interface point at Verizon’s POP in Seattle.

•                 Installing and maintaining Service Enabling Device(s) that may be ordered for the subscribing Agency’s SDP.

•                  Responding to Verizon trouble tickets reported to Verizon’s Help Desk.

•                  Providing SLA and KPI performance data shown in RFP Sections J.13.3.6 and C.2.3.1.4.1 respectively.

•

•

GCI shall work with Verizon on how it will provide Management and Operations (MOPS) data to support Verizon’s ability to deliver a MOPS solution and MOPS deliverables under the Networx contract(s), as defined by the requirements on Section C.3 of the Networx RFPs. This will include developing a data interchange interface with Verizon to support the MOPS requirements. Data interchange between Verizon and GCI will be defined prior to contract award and must support the requirement for Networx vendors to provide operational capabilities.

Verizon will provide all network connectivity for these services unless otherwise specified.

GCI will continue to support for Networx all of the FRS technical support functions now in place for the current FTS2001 contract. These are documented below.

GCI will continue to act as Verizon Business’s agent in Alaska for the provision of Networx FRS services as defined in this Statement of Work. In general this includes:

a)              Arranging for dedicated access facilities where ordered between Government agency locations subscribing to Verizon Business’s Networx FRS services and the nearest GCI POP.

b)             Providing FRS edge switching for FRS PVCs such that data destined for completion via PVCs within Alaska will be completed over GCI facilities where possible.

c)              Arranging for special access to remote areas in Alaska via wireline, wireless or satellite facilities as necessary from GCI facilities in Alaska.

Specific GCI responsibilities for the Networx Frame Relay Services also include:

a.             GCI will support the Networx specific features described in Section 7.1.

b.            GCI willl support ordering, billing, and reporting interfaces as defined in the mutually approved Interface Control Documents.

c.             GCI will support Networx FRS reporting capabilities including:

•                  Providing Data Delivery Rate (DDR) SLA data on a POP-to-POP basis using GCI edge switch data where a customer will not allow data retrieval from SDP premise routers.

•                  Providing access to GCI’s web based tools such as eHealth to allow customers to retrieve performance data for intra-state Alaska PVCs such as PVC utilization.

d.            GCI will support the establishment of network management PVCs as required to customer SDP routers in order to facilitate administrative and/or SDP-to-SDP SLA KPI reporting.

e.             GCI will provide underseas fiber optic capacity for Networx FRS inter-state FRS PVCs, FRASI,IP-enabled FRS, and FRS-to-Internet PVCs between the GCI aggregation point in Anchorage and the appropriate Verizon Business FRS NNI in Seattle. Verizon Business will assign LEC provided access capacity between the GCI Seattle POP and the Verizon Business Seattle POP.

In addition, GCI will assist Verizon Business with planning and engineering support to ensure that appropriate network services will be available to meet evolving Government requirements. These activities will include the following:

a)              Ensuring network wide interoperability with other sub-contractors (i.e. LECs, etc.,) as well as Government and commercial networks, where the Government requires such interoperability.

b)             Developing and maintaining a contingency and restoration plan that prevents deterioration of network services.

GCI will also assist Verizon Business with the transition of existing FTS2001 FRS traffic to the Networx contract as Government orders are received.

GCI will support orders for critical service involving the deployment of diversely routed access facilities, homing to diverse GCI POPs, and support for diversely routed PVCs with automatic failover to ensure PVC survivability.

GCI will also accept orders for Telecommunications Service Priority (TSP) as requested and justified by the government.

Service Overview

Verizon Business has selected GCI to meet the requirements for Networx Frame Relay Services (FRS). GCI’s FRS transport capabilities in conjunction with Verizon Business’s FRS Services will comply with all requirements for Networx RFP Section C.2.3.1 as proposed by Verizon Business to GSA.

Description of Approach to Service Delivery

Volume I, Section 4.1.4.1.1 of Networx Universal and Enterprise Contracts

As an incumbent FTS2001 provider of Frame Relay Services (FRS), Verizon Business and its partner, GCI, have a proven track record of successful service delivery and operation. Verizon Business with GCI currently provide FRS to 240 government departments in over 13,000 locations at speeds from 56 Kbps to 45 Mbps. In examining the Networx FRS requirements, Verizon Business and GCI have committed to meet or exceed the mandatory Networx Frame Relay Services requirements as well as many of the optional requirements. GCI will be responsible for all FRS transport arrangements within the State of Alaska. GCI will also support required Networx FRS feature functionality by complementing the FRS capabilities of the Verizon Business FRS network.

The GCI Frame Relay network will deliver superior service through a FRS network design including a fully meshed backbone that provides redundant paths between FRS nodes. This approach will provide platform resiliency and will eliminate any single point of failure. GCI’s FRS network will be flexible and powerful enough to meet a variety of needs, including a wide range of access options, various Permanent Virtual Circuit speeds, comprehensive traffic handling, and packages for Disaster Recovery. Through these capabilities, Networx customers will enjoy faster response times, higher throughput per given port and Committed Information Rate (CIR) combinations, the ability to sustain bursts above the CIR, and low latency.

Permanent Virtual Circuits (PVCs). A Permanent Virtual Circuit (PVC) is a duplex communication path defined between two ingress/egress ports, however all PVC attributes, such as CIR, are simplex. This attribute makes FRS an ideal choice to support applications with asymmetrical bandwidth needs, such as the a typical client/server configuration. Client requests may be very small (e.g., 64 bytes), but the requested file from the server may be many megabytes. FRS offers the ability to tailor the network to meet these differing needs economically and efficiently. PVC’s are established on an end to end basis. Data Link Connection Identifiers (DLCIs) are used to differentiate between the two circuit ends of the PVC. A count of error-free delivered megabytes is associated with the access circuit number of the originating circuit end of the PVC and thus the simplex performance attributes are fully visible. GCI will support many types of PVC speeds to meet the government’s mandatory  requirements. GCI will support PVC speeds in increments of 64 Kbps from 0 up to 2 Mbps and in 1 Mbps increments from 2 Mbps up to 45 Mbps. PVCs may be ordered as “routine” or “critical” service level and may be assigned any of three classes classes-of-service (VFRrt, VFRnrt or UFR). GCI will also support multiple PVCs within the speed limitations of a single FRS port.

GCI will work closely with Verizon Business account teams and each Networx customer to evaluate and define the optimal Committed Information Rate (CIR) for their specific application(s). If and when customer requirements change, GCI will normally make changes to the CIR within three working days, which will enable agencies to rapidly tailor their network to changing demands. GCI will also work closely with the Verizon Business account team and with Networx customers, as previously for FTS2001 customers, to determine their needs as they transition to Networx.

Traffic Handling. Under normal conditions, all traffic will successfully pass through the GCI FRS network, including frames marked Discard Eligible (DE). Frames exceeding the CIR will be stored in buffers and will not be transmitted until time slots on the PVC permit. GCI’s FRS networl will support the ability to burst to full port speed at all times. Bursting will be limited only by the smaller of the access circuit or the port speed at each end of the PVC. Frames sent to the GCI network at speeds above the CIR (up to the access port speed) during a measurement period will be marked DE. DE frames may be discarded during severe congestion (such as outages on the network, unusually heavy traffic conditions, or incorrectly engineered access and egress ports). Otherwise, DE frames will be treated the same as CIR frames. GCI’s FRS network will support a maximum information field size of 4096 octets to maintain the balance between accurate error detection and large user frame support to minimize UNI/AAF (CPE) overhead processing for segmentation and re-assembly.

Multiple Access Options. GCI will support a variety of dedicated- and remote IP access options that will enable customers to create a single enterprise network. GCI’s dedicated access options will include 64 Kbps, fractional T1s, T-1’s, fractional T3s, and T-3s.

FRS may be accessed at the following port speeds:

Table 3.1.1-1. FRS Port Speeds

Port Speed

•	64 Kbps	•	384 Kbps	•	6.144 Mbps

•	128 Kbps	•	448 Kbps	•	7.68 Mbps

•	192 Kbps	•	512 kbps	•	9.216 Mbps

•	256 Kbps	•	1.536 Mbps	•	10.752 Mbps

•	320 Kbps	•	3.072 Mbps	•	12.288 Mbps

		•	4.608 Mbps	•	45 Mbps

GCI will support standard oversubscription of FRS PVCs on a given port based on port speed, as follows:

Table 3.1.1-2. FRS Port Oversubscription

Port Oversubscription

Port Speed	Maximum Oversubscription

64 Kbps	400%

All other port speeds (128 Kbps-45 Mbps)	200%

Within the limits of the access circuits ordered and provisioned for each FRS port, GCI will support bandwidth on demand for each FRS transmission. This approach will support the bursty nature of the traffic generated by an Agency’s data network environment.

GCI will support the feature called IP-enabled Frame Relay by supporting standards based IP tunneling from the customer’s SDP router to the NNI with Verizon Business in Seattle. Verizon Business will be responsible for connectivity from the NNI to the customer’s IP network.

•                  GCI’s FRS will be inherently secure. Data will not be routed to a location that is not approved / defined to be on an organization’s network. GCI will work with Verizon Business and Networx customers to ensure FRS integrity by implementing FRS logical security, physical network security, and proactive monitoring, as follows:

•                  FRS Logical Security. FRS has the same level of network security as private lines, and uses Network Management Systems (NMSs) to monitor and control access across the customer’s network. GCI will enter the connectivity information (i.e., PVCs) into the customer’s NMS, which will make the appropriate entries in the routing tables in the GCI FRS network switches. The data will then be routed across the GCI FRS network via a primary route. In the event that a route is unavailable, the GCI FRS network will automatically establish alternate routes. Data will be transmitted only between pre-established PVCs identified by Data Link Connection Identifier (DLCI) markers that appear in the frame headers. Each customer may specify the DLCIs to use for each direction of a PVC, or request GCI to assign the DLCIs. Once the DLCI is assigned to an access port, the GCI switch will send a response message to the customer’s UNI/AAF CPE, indicating its existence. The customer’s UNI/AAF CPE will pull the assigned DLCI for the new PVC into its routing table; will go through the remote address discovery protocol; and will set up a relationship in the UNI/AAF CPE tables between the DLCI and the customer’s internal address. This entire process will ensure proper end-to-end data routing.

Physical Network Security. GCI will provide reliable and survivable, protected FRS. GCI’s FRS backbone will provide a high level of physical network security because fiber-optic cable is virtually impossible to tap where used.

Verizon Business has proposed the use of native mode frame relay network capabilities. The emulation of FRS over an IP network was not proposed.but it may be considered in the future. If Verizon Business or GCI migrates from native mode FRS to emulated FRS, Verizon Business and GCI will monitor, measure, and report the frame or cell-based performance metrics, (in accordance with Table C.2.3.1.4.1) on the customer side of the provider edge equipment at the GCI POP or as otherwise agreed to by Verizon Business, GCI and the user agency.

GCI’s FRS network will include remote management and diagnostic capabilities. GCI’s staff will be capable of remotely accessing the GCI FRS equipment within any given GCI FRS node to perform the management and administrative functions necessary to ensure a smooth, trouble free service experience. The GCI support staff will also be capable of changing configuration parameters by issuing commands while the GCI FRS switch is online in order to minimize any impact to the FRS platform operations.

GCI will endeavor to minimize the number of FRS nodes required to provision an FRS PVC interconnecting any two customer FRS SDPs in order to minimize the resulting latency on the PVC.

GCI’s FRS network will support two key congestion notification avoidance capabilities:  FECN and BECN indicators.

Forward Explicit Congestion Notification (FECN). The setting of the FECN bit by the GCI FRS network will be an indication that the network will begin to drop frames at the network egress interface if congestion is not alleviated. The FECN bit will be set to “1” in the direction of the congestion to notify the receiver that the network is congested (i.e., congestion was experienced in the path from originator to destination). The GCI FRS network will continue to set the FECN bit to “1” until the congestion situation is eliminated. Once the network congestion is cleared, the FECN bit will no longer be flagged (“0”).

Backward Explicit Congestion Notification (BECN). The setting of the BECN bit by the GCI FRS network will be an indication that the network will begin to drop frames at the network egress point if congestion is not alleviated. The BECN bit will be set to “1” in the opposite direction of the congestion, to notify the originator that the path toward the intended destination is congested. The GCI FRS network will continue to set the BECN bit to “1” until the congestion situation is eliminated. Once the network congestion is cleared, the BECN bit will no longer be flagged (“0”).

Routing. Routing is a key to FRS network quality. Routing in GCI’s FRS network will be accomplished via IP and Open Shortest Path First (OSPF) routing methodologies. OSPF is a link state-based protocol that allows fast re-routing and network convergence in the event of a circuit outage. As a result, the FRS network will reroute around failures automatically in sub-seconds. A Frame Relay IP/OSPF-based infrastructure will enable a service that can transmit Frame Relay data with all the expected attributes, as well as provide enhanced performance, network resiliency, and routing efficiencies. When a frame enters the network, it is encapsulated into an IP datagram and all routing functions are performed at the IP layer. OSPF is an international standard routing scheme that has proven to be effective, efficient, and scaleable.

Technical Capabilities

Volume I, Section 4.1.4.3.1.1 of Networx Universal and Enterprise Contracts

GCI will comply with the following technical requirements for RFP Section C.2.3.1.1.4 as follows.

1                                          GCI’s FRS will provision PVCs between SDPs in Alaska or from Alaska to CONUS as required.

2                                          GCI’s frs will support variable length frame sizes up to 4096 bytes. The maximum information field size reflects a balance between supporting large use frames (to minimize CPE overhead processing for segmentation and reassembly) and accurate detection of errors. It should not restrict user applications and will provide for efficient, transparent, transport of customer data.

3                                          GCI’s FRS will meet the industry standard for variable length frames.

4                                          GCI’s FRS will support single or multiple point-to-point virtual connection PVCs on a single FRS port.

5                                          GCI’s FRS will support multiple CIR options from 0 to DS3. GCI will:

a)             Support PVCs that can utilize the full capacity of the access circuit. GCI’s PVC data rate can be higher than the CIR when/if excess capacity is available on the specific port in question, if the capacity of the access circuit is dedicated to the FRS port and if capacity is available on the network. When this condition allows, PVC data rate can be achieved higher than the CIR up to the access port capacity.

b)            Accommodate multiple PVCs with CIR values, which when totaled can add up to the full bandwidth of the access circuit. GCI will support port oversubscription of up to 200% for all FRS port speeds except DS0 ports which can be oversubscribed up to 400% of port speed.

Other Contract Requirements

GCI will support Verizon Business in responding to the Price Management Mechanism as defined in Section H.7 of the Networx Universal and Enterprise RFPs.

Interfaces

Section C.2.3.1.3 of Networx Universal and Enterprise RFPs

GCI will support all of the interfaces identified in Section C.2.3.1.3.1 of the Networx RFPs that were bid by Verizon Business (note:  support for the optional OC-1 interface was not proposed and the E1 and E3 interfaces are not applicable to GCI).

Frame Relay Service Interfaces

GCI will comply with all applicable interfaces required for FRS, as follows:

The following user-to-network-interfaces (UNIs) at the SDP, as defined in Section C.2.3.1.3.1, are mandatory unless marked optional. Optional interfaces were bid and must be supported by GCI unless indicated otherwise.:

Table 6.1-1. Frame Relay Service Interfaces

UNI Type	Interface Type and Standard	Payload Data Rate or Bandwidth	Signaling or Protocol Type (See Note 3)	Comment

1	ITU-TSS V.35	Up to 1.536 Mbps	Frame Relay

2	ITU-TSS V.35	Fractional T1	Frame Relay

3 [Optional]	ITU-TSS V.35	Up to 1.536 Mbps	Asynchronous ASCII

4 [Optional]	ITU-TSS V.35	Up to 1.536 Mbps	IBM BSC

5 [Optional]	ITU-TSS V.35	Up to 1.536 Mbps	IBM SNA/SDLC

6 [Optional]	ITU-TSS V.35	Up to 1.536 Mbps	UNISYS Poll/Select

7	ITU-TSS V.35	Up to 1.536 Mbps	IPv4 and IPv6 (See Note 3)

8	All 802.3 cable and connector types	Up to 1.536 Mbps (See Note 1)	IEEE 802.3 IP/IPX

9	All 802.5 cable and connector types	Up to 1.536 Mbps (See Note 1)	IEEE 802.5 IP/IPX

10	EIA RS-232	Up to 56 Kbps	Asynchronous ASCII

11	EIA RS-232	Up to 56 Kbps	IBM BSC

12	EIA RS-232	Up to 56 Kbps	IBM SNA/SDLC

13	EIA RS-232	Up to 56 Kbps	UNISYS Poll/Select

14	EIA RS-232	Up to 56 Kbps	IPv4 and IPv6 (See Note 3)

15	EIA RS-422	Up to 1.536 Mbps	Frame Relay

16	EIA RS-422	Fractional T1	Frame Relay

17	EIA RS-422	Up to 1.536 Mbps	Asynchronous ASCII

UNI Type	Interface Type and Standard	Payload Data Rate or Bandwidth	Signaling or Protocol Type (See Note 3)	Comment

18	EIA RS-422	Up to 1.536 Mbps	IBM BSC

19	EIA RS-422	Up to 1.536 Mbps	IBM SNA/SDLC

20	EIA RS-422	Up to 1.536 Mbps	UNISYS Poll/Select

21	EIA RS-422	Up to 1.536 Mbps	IPv4 and IPv6 (See Note 3)

22	EIA RS-449	Up to 1.536 Mbps	Frame Relay

23	EIA RS-449	Fractional T1	Frame Relay

24 [Optional]	EIA RS-449	Up to 1.536 Mbps	Asynchronous ASCII

25 [Optional]	EIA RS-449	Up to 1.536 Mbps	IBM BSC

26 [Optional]	EIA RS-449	Up to 1.536 Mbps	IBM SNA/SDLC

27 [Optional]	EIA RS-449	Up to 1.536 Mbps	UNISYS Poll/Select

28	EIA RS-449	Up to 1.536 Mbps	IPv4 and IPv6 (See Note 3)

29	EIA RS-530	Up to 1.536 Mbps	Frame Relay

30	EIA RS-530	Fractional T1	Frame Relay

31	EIA RS-530	Up to 1.536 Mbps	Asynchronous ASCII

32	EIA RS-530	Up to 1.536 Mbps	IBM BSC

33	EIA RS-530	Up to 1.536 Mbps	IBM SNA/SDLC

34	EIA RS-530	Up to 1.536 Mbps	UNISYS Poll/Select

35	EIA RS-530	Up to 1.536 Mbps	IPv4 and IPv6 (See Note 3)

36 [Optional]	ISDN PRI (Multirate)	Up to 1.472 Mbps	Frame Relay

37 [Optional]	ISDN PRI (Multirate)	Up to 1.472 Mbps	IBM BSC

38 [Optional]	ISDN PRI (Multirate)	Up to 1.472 Mbps	IBM SNA/SDLC

39 [Optional]	ISDN PRI (Multirate)	Up to 1.472 Mbps	UNISYS Poll/Select

40 [Optional]	ISDN PRI (Multirate)	Up to 1.472 Mbps	IPv4 and IPv6 (See Note 3)

41	T3	Up to 43.008 Mbps	Frame Relay

42	Fractional T3	Up to 43.008 Mbps	Frame Relay

UNI Type	Interface Type and Standard	Payload Data Rate or Bandwidth	Signaling or Protocol Type (See Note 3)	Comment

43	T3	Up to 43.008 Mbps	IPv4 and IPv6 (See Note 3)

44	High Speed Serial Interface (HSSI)	Up to STS-1 (49.536 Mbps)	Frame Relay

45	All IEEE 802.3 cable and connector types	Up to 43.008 Mbps (See Note 1)	IEEE 802.x (x=3,5) IPv6/IPX/SNA/IPv4

46	E3 (non-domestic)	Up to 30.72 Mbps	Frame Relay	Not applicable to GCI.

47	E3 (non-domestic)	Up to 30.72 Mbps	IPv4 and IPv6 (See Note 3)	Not applicable to GCI.

48 [Optional]	ISDN BRI (Multirate)	Up to 128 Kbps	Frame Relay	Not bid. GCI support is not required.

49 [Optional]	ISDN BRI (Multirate)	Up to 128 Kbps	Asynchronous ASCII	Not bid. GCI support is not required.

50 [Optional]	ISDN BRI (Multirate)	Up to 128 Kbps	IBM BSC	Not bid. GCI support is not required.

51 [Optional]	ISDN BRI (Multirate)	Up to 128 Kbps	IBM SNA/SDLC	Not bid. GCI support is not required.

52 [Optional]	ISDN BRI (Multirate)	Up to 128 Kbps	UNISYS Poll/Select	Not bid. GCI support is not required.

53 [Optional]	ISDN BRI (Multirate)	Up to 128 Kbps	IPv4 and IPv6 (See Note 3)	Not bid. GCI support is not required.

54	All IEEE 802.3 cable and connector types (non-domestic)	Up to 30.72 Mbps (See Note 1)	IEEE 802.x (x=3,5) IPv6/IPX/SNA/IPv4

Notes:

(1)   Output data rate of a Verizon Business provided router connecting to a LAN.

(2)    Where E-1/E-3 carrier service is provided, appropriate corresponding payload data rates apply (not applicable to GCI).

(3)   IPv6 will be supported for Networx by GCI when offered commercially.

Features

Section C.2.3.1.2 of Networx Universal and Enterprise RFPs

GCI will support all of the applicable features identified in section C.2.3.1.2 of the Networx RFPs.

FRS Features

Volume I, Section 4.1.4.3.1.2 of Networx Universal and Enterprise Contracts

GCI will comply with all feature requirements for C.2.3.1.2.1 as follows.

1                                          GCI’s FRS will support Class of Service (CoS). CoS will provide traffic differentiation by treating packets differently based on packet importance. GCI’s FRS will support the following CoS types:

a)                 Variable Frame Rate-real time (VFRrt) - highest queuing, lowest latency.

b)                Variable Frame Rate-non real time (VFRnrt) - standard delivery, minimal loss and delay.

c)                 Unspecified Frame Relay (UFR) - basic service, lowest queuing.

2                                          GCI’s FRS will provide pre-established PVCs to an alternate location upon notification by the Agency as communicated by Verizon Business.

3                                          GCI’s FRS will support Frame-to-Internet Gateway services by transporting the PVC to the NNI interface with Verizon Business. Verizon Business will be responsible for the Internet gateway.

GCI’s FRS will allow users to put FR traffic and Internet connections on the same access circuit and FRS port.

4                                          GCI’s FRS will support the mandatory Networx interworking services feature by transparently transporting PVCs from customer FRS SDPs to the Verizon Business NNI in Seattle for the following:

4a                                    Verizon Business will support for FRS / ATMS interworking from the Seattle FRS NNI to the customer’s ATMS SDP. This includes support for ATM VBRnrt, VBRnrt and ATM CBR CoS.

4b                                   Verizon Business will support interworking with Verizon business’s IP services networks (e.g., network-based IP VPN services as described in RFP Section C.2.7.3) from the Seattle FRS NNI to the customer’s IP VPN SDP.

5                                          GCI’s FRS will support the mandatory Networx IP enabled Frame Relay feature by transparently transporting PVCs from customer FRS SDPs to the Verizon Business NNI in Seattle. Verizon Business will be responsible for connectivity from the Seattle NNI to the customer’s IP SDP. Verizon Business will route the customer’s IP traffic over its backbone network and the customer will be provided any-to-any connectivity as needed.

The combination of GCI’s FRS and Verizon Business’s IP Service will support CoS end-to-end. This will be performed by mapping the CoS of the FRS service to DSCP (differentiated services code point) to MPLS-based CoS. This will result in IP-enabled FRS with CoS support.

IP-enabled FR services will allow end-users to retain the Frame Relay UNI in the access network and also serve as a migratory step toward IP. GCI’s FRS and Verizon Business’s IP-enabled services will have the effect of a fully meshed network without each site having to establish separate PVCs to every other site. Realizing migration from legacy FRS services to an IP-based network is not a flash-cut scenario, GCI will support this interworking arrangement as required by Networx customers. Whenever a customer is ready to migrate to an all-IP solution from Frame Relay access GCI will serve this requirement with an appropriate method of procedure for migration. GCI’s services will allow end-users to retain the Frame Relay UNI in the access network and also serve as a migratory step toward IP.

6                                          Not Proposed (Multilink Frame Relay)

7                                          Not Proposed (Switched Digital Access to FRS)

8                                          Not Proposed (Voice over Frame Relay)

Service Level Agreements

Volume II, Appendix B.3, Attachment 1 of Networx Universal and Enterprise Contracts

GCI will meet the Performance Metrics as defined by Section C.2.3.1.2.2 of the Networx RFPs for Networx FRS Service in Alaska (note: for inter-state FRS PVCs, FRS to internet Gateway PVCs, interworking PVCs (i.e. FRASI) and IP-enabled FRS, GCI and Verizon Business will split the SLA budget allocations as appropriate. GCI will be solely responsible for meeting FRS SLAs for intra-state PVCs within Alaska.).

Frame Relay Service SLAs

•                  Availability. Availability is captured for each PVC. Availability is calculated as follows.

Availability =	total expected Available time (Tex) – total outage time (Tou)
Total Expected Available time (Tex)

Availability metrics are calculated for the Agency and Bureau levels by determining the Tex and Tou for all the PVCs under the Agency Bureau for a calendar month and reporting the resulting availability as a percentage. Tou will be based upon customer reported trouble tickets as documented by the Verizon Business Trouble Management System for Networx. Verizon Business will be responsible for determining FRS availability SLA performance. GCI will be responsible for meeting the PVC availability SLA for intra-state FRS PVCs in Alaska. For inter-state FRS PVCs, FRS to internet Gateway PVCs, interworking PVCs (i.e. FRASI) and IP-enabled FRS, GCI and Verizon Business will split the availability SLA budget such that each must not exceed one-half of the allowable unavailability allowance.

•                  Data Delivery Rate. Data delivery rate (DDR) for a frame is calculated as the total number of octets accepted by the network as a percentage of total octets successfully delivered by the network on a calendar monthly basis with associated CIR > 0.

The Data delivery rate for an Agency or Bureau will include the average DDR value for all frame relay PVCs s for the Agency or Bureau over a month.

Verizon Business will be responsible for determining and reporting FRS DDR SLA performance. GCI will be responsible for meeting the PVC DDR SLA for intra-state FRS PVCs in Alaska. For inter-state FRS PVCs, FRS to internet Gateway PVCs, interworking PVCs (i.e. FRASI) and IP-enabled FRS, GCI and Verizon Business will split the DDR SLA budget such that each must not exceed one-half of the allowance for dropped octets on a PVC.

•                  Latency. Latency is the end-to-end round trip delay experienced across the network.

Latency for an Agency or Bureau is the average value of latency values collected on Frame Relay networks belonging to a particular Agency or Bureau over a month.

Verizon Business will be responsible for determining and reporting FRS latency SLA performance for PVCs within CONUS. Since the Networx latency SLA only applies to CONUS, the latency for PVCs extending outside of CONUS will not be reported. Therefore, GCI will not be responsible for latency SLA performance in Alaska which is considered OCONUS.

•                  Time to Restore. GCI will be responsible for the Time to restore (TTR) SLA for outages due to GCI’s FRS network. TTR will be calculated as the elapsed time between the time a service outage is recorded in the Verizon Business Trouble Management System and the time the service is restored minus any (1) time due to scheduled network configuration change or planned maintenance or (2) time, as agreed to by the Government, that the service restoration of the service cannot be worked due to Government caused delays. Examples of Government caused delays include: 1) the customer was not available to allow the GCI to access the Service Delivery Point or other customer-controlled space or interface; 2) the customer gave GCI an incorrect address for the SDP; 3) the customer failed to inform GCI that a security clearance was required to access the SDP or customer-controlled space; 4) or the Government required service at a remote site and agreed that a longer transit time was required.

Performance Metrics

Section C.2.3.1.4 of Networx Universal and Enterprise RFPs

Performance Metrics for Frame Relay Service

GCI will comply with all performance metric requirements for FRS in Alaska (note: for inter-state FRS PVCs, FRS to internet Gateway PVCs, interworking PVCs (i.e. FRASI) and IP-enabled FRS, GCI and Verizon Business will split the SLA budget such that each must not exceed one-half of the SLA allowance.).

The performance levels and Acceptable Quality Level (AQL) of Key Performance Indicators (KPIs) for FRS in Section C.2.3.1.4.1 are mandatory unless marked optional. All KPI measurements will normally be SDP-to-SDP. Where SDP monitoring is not allowed by the Agency or Bureau, KPI measurements will revert to POP-to-POP.

Table 8.2.1-1. Performance Metrics for Frame Relay Service

Key Performance Indicator (KPI)	Service Level	Performance Standard (Threshold)	Acceptable Quality Level (AQL)	How Measured

GOS	Routine	99.90%	> 99.90%	See Note 1
(Data Delivery Rate)
(DDR)	Critical	99.99%	> 99.99%

Latency (CONUS)	Routine	120 ms	< 120 ms	See Note 2
	Critical	90 ms	< 90 ms

Av(PVC)	Routine	99.925%	> 99.925%	See Note 3

Time to Restore	Without Dispatch	4 hours	< 4 hours	See Note 4

	With Dispatch	8 hours	< 8 hours

Notes:

(1)   The GOS (DDR) or throughput is based upon the total number of octets accepted by the network as a percentage of total octets successfully delivered by the network on a calendar monthly basis with associated CIR > 0. Relevant standard: FRF.13.

(2)   Latency is the end-to-end round trip delay experienced across the Networx network. It reflects the transit time across a vendor’s frame relay network and is defined as “The amount of latency for octets to be carried through a frame relay network.

(3)   PVC availability is measured end-to-end and calculated as a percentage of the total reporting interval time that the PVC is operationally available to the Agency.

Availability is computed by the standard formula:

Av(PVC) =	RI(HR) – COT(HR)	×100
RI(HR)

4.               See Section C.3.3.1.2.4 for the definitions and measurement guidelines.

Service Quality and Performance Metrics

Volume I, Section 4.1.4.2.1 of Networx Universal and Enterprise Contracts

GCI will comply with all requirements in Section C.2.1.6.2. GCI’s FRS will be supported as a monitored network service to meet the reporting requirements for applicable network performance metrics. When an Agency orders FRS in which the technical performance requirements are specified on an SDP-to-SDP basis, GCI will support the use of Agency-provided SEDs to meet the requirements and/or access to, or use of, the Agency’s customer-premises equipment or software to meet the requirements. This includes the potential implementation of network management PVCs for administrative and reporting purposes. GCI understands that the ordering Agency may (1) elect to not order such SEDs and/or (2) elect to not permit Verizon Business or GCI access to, or any use of, the Agency’s customer-premises equipment or software for such purposes.

In these situation(s) and unless otherwise agreed to by Verizon Business, GCI and the user Agency, GCI, when directed by the user Agency or by GSA, will monitor, measure, and report the performance of the service for KPI/AQL and for SLA purposes either (1) on an SDP-to-SDP basis, by defining the SDP for performance metric measurement purposes for affected location(s) as being located at the connecting GCI POP(s) of the location(s), or (2) on a POP-to-POP basis. If directed to use the latter method, GCI will comply with the applicable FRS-specific SDP-to-SDP performance metrics, to be applied on a POP-to-POP basis. This will enable Verizon Business and GCI to comply with FRS technical performance metrics without any conditions, and without any requirement to use GFE or placing responsibilities upon the Agency or Bureau.

Training

Volume II, Section 3.11 of Networx Universal and Enterprise Contracts

GCI will offer sales training support to the Verizon Business Government Markets sales organization to facilitate the selling of GCI’s FRS Service under the Networx contract umbrella.

GCI will also offer training materials to Verizon Business and its customers in order to support Verizon Business’s ability to deliver training to Networx customers as defined by Section C.3.7 of the Networx RFPs.

Training Content

GCI will provide content for FRS training if requested in accordance with the requirements of RFP Section C.3.7.2.

Training Development

GCI’s training development support, if requested, will meet or exceed all requirements found in RFP Section C.3.7.2.1.

Training Availability

GCI’s training availability, if requested, will meet or exceed all requirements found in RFP C.3.7.2.2.

Training Maintenance

GCI’s training maintenance, if requested, will meet or exceed all requirements found in RFP C.3.7.2.6.

Within 30 business days following any changes to Verizon Business’s Networx program that would result in any changes or modifications to the training program, all affected GCI training material will be updated and made available by GCI to Verizon Business. These modifications will be provided at no cost.

Partner Meetings/Sales Opportunities

GCI will support meetings with Verizon Business personnel, Networx Partners, and/or existing or potential customer personnel as reasonably required to address joint sales opportunities.

GCI will assign sales representatives to support the Networx opportunities. GCI will support Sales Opportunity Reviews to ensure collaborative planning.

CUSTOMER SERVICE

Verizon Business will administer the customer service functions consistent with those as outlined in Networx contract. Verizon Business’s Government Network Operations Center (GNOC) Ashburn, VA will act as the single interface for all Government inquires and will coordinate with GCI’s services centers and personnel, as defined in this document.

GCI’s NOC will act as an extension of Verizon Business’s GNOC by providing technical support, inventory management, and tracking capability for Verizon Business’s Alaska Networx services. GCI’s NOC will be available 7 days a week, 24 hours a day to support the Verizon Business Customer Service Office that will be also available 7 days a week, 24 hours a day to support Networx users.

SERVICE ORDERING

The service ordering process for Alaska services defined in this SOW will be consistent with the service ordering process for Networx services offered in the lower 48 states.

Government users will be able to initiate service orders to Verizon Business using a standard template via the Networx Portal web site, email, verbally or by facsimile.

GCI will support the order Intervals defined in RFP Table J.12.3-1 as follows:

Table j.12.3-1 Service Provisioning Intervals Table

Service (CONUS Originating and Terminating SWCs only)	Performance Objective: Routine Orders (Calendar Days)	Performance Objective: Class B Expedited Orders (Calendar Days)

Disconnect (all services)	30	30
Frame Relay Service (FRS)	65	33

When the Government submits a service request to Verizon Business for service/s in Alaska:

Verizon Business will verify that the individual requesting the service is authorized to request that type of service.

Verizon Business will review the request data for completeness. If the service request is for services and/or equipment that are fully defined and priced, Verizon Business will immediately assign a service order number and issue the service order for processing by GCI.

The Agency Hierarchy Code will be required on all orders and will appear on the invoices. Verizon Business will accept and use the Agency Hierarchy Code on the service order.

Orders will be captured and tracked in Verizon Business’s centralized service order tracking system. Government users will have access to this system and its capabilities.

Government users will be able to associate orders with a project. Batch and bulk ordering will be available. The Government will have the option of requesting service for an interval less than the stated standard interval of that service.

GCI RESPONSIBILITIES

GCI will be responsible for:

Engineering including:

The assignment of switch and transport facilities

The assignment of circuit IDs and trunk group IDs.

The ordering of local access facilities via the appropriate Alaskan LEC if appropriate.

The creation of Circuit Layout Records. This will reference the corresponding Verizon Business circuit Id(s) along with the Alaskan LEC circuit ID.

GCI will provide Verizon Business with a Service Order Notification, for all Verizon Business services supported by GCI, prior to installation and provisioning and will provide a Service Order Completion Notice prior to billing initiation. Upon completion of the service order, GCI will provide Verizon Business with a Service Order Completion Notice. Billing for installed services will begin as of the effective billing date listed on the service order completion notice. If installed services are part of a transition, migration, or major implementation project, billing will not begin until successful acceptance testing is complete.

NETWORK MANAGEMENT

Verizon Business’s Government Network Operations Center (GNOC) Ashburn, VA is Verizon Business’s primary network management center for monitoring Networx services. The GNOC will be supported by GCI’s Network Operation Center (NOC).

Network service affecting events relating to Networx services supported by GCI will be coordinated by GCI NOC with Verizon Business’s GNOC. Planned network events that effect all services will be communicated to the GNOC via email and/or telephone no less than 48 hours before the event occurs. Maintenance events that result in an outage shall be scheduled with the GNOC via email and telephone communications on average of seven (7) days before the event. Unplanned network events such as equipment failures and weather related outages shall be communicated to the GNOC as soon as possible via either email and/or telephone communications.

The primary interface with the Government will be through the Verizon Business. GNOC. GCI will provide data to the GNOC to support its interface to the Government. GCI’s NOC will be available 24x7.

TROUBLE REPORTING

Verizon Business will act as the primary interface for Government users and will provide the support required by the Networx contract.

GCI will support Verizon Business in providing rapid trouble reporting of network problems via Verizon Business’s GNOC in Ashburn, VA or its backup in Cary, NC which operates 24 hours a day, 7 days a week. The GCI NOC will provide direct monitoring of all GCI services that are dedicated to the Networx contract. If a problem is identified, the GCI NOC, in coordination with the Verizon Business GNOC, will resolve the problem and be responsible for the following issues.

Identifying and clearing trouble for both agency-identified, mission-critical Telecommunication Service Priority (TSP) services and non mission-critical services.

Working cooperatively with other contractors (Government and non-Government) to rapidly resolve problems.

Maintaining audit trails of trouble resolution activities.

Responding to inquiries concerning trouble resolution status.

Providing trend analysis and sorting of trouble reports and administrative reports.

Providing trouble escalation for normal and emergency events.

GCI’s NOC will address all Trouble Ticket inquires for all Alaska locations by Verizon Business. The following 1st-3rd Level GCI contacts will be available 7x24 by pager.

1st level Anchorage Supervisor	Anchorage Distribution Center	907-777-6972

Supervisor	Network Operations Center	907-265-5594

Juneau
Supervisor	Operations	907-586-1944

Fairbanks
Supervisor	Operations	907-456-3434

Seattle
Sr. Technician - Operations	206-448-0966

2nd level
Director	Network Operations	907-265-5554

3rd level
VP	Network Operations	907-265-5515

4th level
VP	Carrier Relations	907 265 5632

PLANNING AND ENGINEERING

GCI will provide planning and engineering support to ensure that appropriate network services will be available to meet evolving Government requirements. These activities will include the following:

Ensuring network wide interoperability with other sub-contractors (i.e. LECs, etc.,) as well as Government and commercial networks, where the Government requires such interoperability.

Developing and maintaining a contingency and restoration plan that prevents deterioration of network services.

TRANSITION, MIGRATION AND IMPLEMENTATION

GCI will also assist Verizon Business with the transition of existing FTS2001 FRS traffic to the Networx contract as Government orders are received.

4.0          Project Term

This agreement will run concurrent with Verizon’s Networx Universal and Enterprise contracts with the GSA. Time period will be upon issuance of a Purchase Order thru 2011.

5.0          Deliverables

See Project Scope.

6.0          Contact Information

VerizonBusiness

Name

Title

Address

City, State Zip

Phone number

Fax number

Email address

Supplier Name - GCI

Name - Laura Rykaczewski

Title - Senior Account Manager

Address

City, State Zip

Phone number - 907 868 5351

Fax number - 907 868 6292

Email address - lrykaczewski@gci.com

7.0          Project Staffing

Not applicable.

8.0          Work Performance

•              Security – N/A

•              Hours & Overtime – Pre-approval of time/materials above what is identified in the Cost & Schedule section is required when they impact project costs

•              Travel & Expense Guidelines – N/A

9.0          Assumptions/Risks/Dependencies

Refer to Exhibit B prime contract “flow down provisions”

10.0        Verizon Responsibilities

See Project Scope

11.0        Cost and Schedule (TBD)

The value of this SOW is estimated to be approximately $X,XXX,XXX.00 for the term of the SOW.

Year 1 (2007) = $

Year 2 (2008) = $

Year 3 (2009) = $

Year 4 (2010) = $

Pricing Structure

Section B.2.3.1 of Networx Universal and Enterprise RFPs

GCI will comply with all pricing submitted to Verizon Business for the Pricing Structure outlined in Section B.2.3.1.3-11 and B.2.3.1.4-3 of the Networx RFPs.

Frame Relay Service (FRS)

The technical requirements for FRS are specified in Section C.2.3.1.

Frame Relay Service Pricing Structure

GCI’s FRS pricing will include the following pricing elements:

a) Transport-MRC per port and PVC (OCONUS)

b) Feature Charges (OCONUS)

Prices for any associated SEDs shall be listed in Section B.4.

Frame Relay Service Access Prices

The GCI access component will consist of monthly recurring and non-recurring prices for dedicated access and access features. Dedicated access pricing is provided in Section B.3.

Frame Relay Service Transport Prices

The GCI FRS transport component will consist of monthly recurring prices for dedicated ports and PVCs.

Frame Relay Service Dial-up Port Prices

FRS dial-up service was not bid by Verizon Business and therefore GCI will have no responsibilities for support in this area.

Frame Relay Service Dedicated Port Prices

Table B.2.3.1.3-7 defines the format for GCI’s dedicated port pricing. Table B.2.3.1.3-6 provides the appropriate CLINS for each valid port type.

Table B.2.3.1.3-6. Frame Relay Service Dedicated Port Type

Routine MRC CLIN	Critical MRC CLIN	Description	Charging Unit	Notes

0043201	0043301	64 kbps (DSO)	Per Port
0043202	0043302	FT1 (2xDSO)	Per Port
0043203	0043303	FT1(3xDSO)	Per Port
0043204	0043304	FT1(4xDSO)	Per Port
0043205	0043305	FT1(5xDSO)	Per Port
0043206	0043306	FT1(6xDSO)	Per Port
0043207	0043307	FT1(7xDSO)	Per Port
0043208	0043308	FT1(8xDSO)	Per Port
0043209	0043309	T1	Per Port
0043210	0043310	FT3(2xDS1)	Per Port
0043211	0043311	FT3(3xDS1)	Per Port
0043212	0043312	FT3(4xDS1)	Per Port
0043213	0043313	FT3(5xDS1)	Per Port
0043214	0043314	FT3(6xDS1)	Per Port
0043215	0043315	FT3(7XDS1)	Per Port
0043216	0043316	FT3(8xDS1)	Per Port
0043219	0043319	DS3	Per Port
0043220	0043320	E1	Per Port	Optional for ONUS and CONUS

Routine MRC CLIN	Critical MRC CLIN	Description	Charging Unit	Notes

0043221	0043321	E3	Per Port	Optional for CONUS and OCONUS

Table B.2.3.1.3-7 Frame Relay
Service Dedicated Port Prices—OCONUS

CLIN	Country/ Jurisdiction ID*	Price	Price Start Date	Price Stop Date	Price Replaced Date

*    For Country/Jurisdiction IDs, see Table B.6.6-1

Frame Relay Service PVC Prices

Table B.2.3.1.3-11 defines the format for all required types of GCI PVC pricing. Table B.2.3.1.3-10 provides the appropriate CLINs for each valid PVC type.

GCI’s PVC pricing will include:

a)              Intra-state FRS PVCs between SDPs within Alaska.

b)             Inter-state FRS PVCs between an SDP in Alaska and an SDP outside of Alaska. GCI will transport the PVC to the appropriate FRS NNI at the Verizon Business POP in Seattle, WA. Verizon Business will be responsible for transporting the PVC to an SDP in CONUS, an SDP in another OCONUS location, or a non-domestic SDP.

Table B.2.3.1.3-10. Frame Relay
Service PVC Pricing Instructions

Band Low	Band High	Unit	Formula/NxUnit

0	2 Mps	64KPS (DS0)	NxDS0
2 Mps	45 Mps	1 Mps	Nx 1Mps

Routine MRC CLIN Simplex	Routine MRC CLIN Duplex	Critical MRC CLIN Simplex	Critical MRC CLIN Duplex	Description of Unit	Type of Service

0044201	0044401	0044601	0044801	NxDS0	UFR
0044203	0044403	0044603	0044803	NxDS0	VFRnrt

Routine MRC CLIN Simplex	Routine MRC CLIN Duplex	Critical MRC CLIN Simplex	Critical MRC CLIN Duplex	Description of Unit	Type of Service

0044204	0044404	0044604	0044804	Nx1Mps	VFRnrt
0044205	0044405	0044605	0044805	NxDS0	VFRrt
0044206	0044406	0044606	0044806	Nx1Mps	VFRrt

Table B.2.3.1.3-11. Frame Relay Service PVC Prices–OCONUS

CLIN	Origination Country/ Jurisdiction ID*	Destination Country/ Jurisdiction ID*	Price	Price Start Date	Price Stop Date	Price Replaced Date

*    For Country/Jurisdiction IDs, see Table B.6.6-1

Frame Relay Service Feature Prices

Table B.2.3.1.4-3 defines the format for GCI’s FRS feature pricing. Table B.2.3.1.4-2 provides the appropriate CLINs.

Table B.2.3.1.4-2. Frame Relay Service Feature Price Instructions

CLIN	Description	Charging Unit	Notes

0047101	Class of Service (CoS)	NSP	At least one CoS shall be provided for non-domestic PVCs; multiple CoS for non-domestic PVCs is optional. For CONUS and OCONUS PVCs, multiple CoS is mandatory

0047102	Disaster Recovery PVCs	As defined in ICB Cost Proposal	ICB

0047103	Frame Relay-to-Internet Gateway	Per PVC, per month	Not applicable to GCI. GCI will provide transport to the NNI priced at standard PVC rates. Verizon Business will provide the interconnection to the internet.

0047104	Interworking services	Per PVC, per month	Not applicable to GCI. GCI will provide transport to the NNI priced at standard PVC rates. Verizon Business will provide the interworking feature (e.g. FRASI.)

0047105	IP-enabled FR	MRC per 64 kbps increment	Not applicable to GCI. GCI will provide transport to the NNI priced at standard PVC rates. Verizon Business will provide the conversion to IP and subsequent transport to the IP SDP.

CLIN	Description	Charging Unit	Notes

0047109	IP-enabled FR	MRC per 1 Mbps increment	Not applicable to GCI. GCI will provide transport to the NNI priced at standard PVC rates. Verizon Business will provide the conversion to IP and subsequent transport to the IP SDP.

0047106 (Optional)	Multilink Frame Relay (Optional)	As defined in ICB Cost Proposal	This optional feature was not bid by Verizon Business and therefore GCI will have no responsibilities for support in this area.

0047107 (Optional)	Switched digital access to FRS (Optional)	NSP	This optional feature was not bid by Verizon Business and therefore GCI will have no responsibilities for support in this area.

0047108 (Optional)	Voice over Frame Relay (Optional)	NSP	This optional feature was not bid by Verizon Business and therefore GCI will have no responsibilities for support in this area.

Table B.2.3.1.4-3  Frame Relay

Service Feature Prices–OCONUS

Origination
		Country/	Destination				Price
	Case	Jurisdiction	Country/Jurisdiction		Price Start	Price Stop	Replaced
CLIN	Number*	ID**	ID**	Price	Date	Date	Date

* Case Number is applicable to ICB CLINs only

** For Country/Jurisdiction IDs, see Table B.6.6-1

12.0        Bonding Requirements

Not applicable.

13.0        Invoicing Requirements

In order for you to receive payment, receipts must be completed and all ORIGINAL invoices must be submitted to Accounts Payable.  In the event an original invoice was sent to the Verizon end user, it will be the responsibility of the Verizon end user to ensure the original invoice is forwarded to Accounts Payable.

A valid invoice MUST contain the following:

Supplier Name	Remittance Address
Invoice Number	Purchase Order Number
Invoice Date	Dollar amount broken out by line item of the Purchase Order

The payment terms for such work will be Net 30 days from date of an authorized invoice.

Send ORIGINAL INVOICE to

Verizon Business P.O. Box 770 Ashburn, VA 20146-0770

Please send a COPY of the INVOICE to

Verizon Business Federal - AP 2485 Natomas Park Drive, Suite 450 Sacramento, CA 95831 Jenifer.Mojonnier@verizonbusiness.com

Failure to follow the above directions may result in delay of payment.

14.0        Applicable Documents

GCI ICDs

GCI ICD_P_II_SPIM_v2.8_06072007.doc

GCI SV_7 2_ICD_GCI_v4 0.doc

GCI ICD_GCI_ASR_v2.1_01182007.doc

GCI Pricing

See attached excel worksheet.

Verizon will provide any working documents that may be required to complete the work effort.  All content will be the exclusive property of Verizon.   “GCI” will secure prior approval from Verizon before any materials are shared publicly.  Because Verizon will have provided content and approve on all material, Verizon will have sole responsibility for accuracy of contents.

15.0        Vendor Outsourced Activity

No third party subcontractor shall be added to a Statement of Work by the Consultant without obtaining prior approval from Verizon’s Primary contact above.

16.0        SOW Change of Scope Procedure (if applicable)

Any change to this Statement of Work shall be provided in writing and accepted by both Parties before being accepted and included as a part of this SOW Agreement.

17.0        Acceptance Criteria

Acceptance shall be given when all of the deliverables have been received or completed, including receipt of all documents and data produced during this project.  Approval of invoice for work performed is acknowledgement of acceptance criteria.

The parties agree that this engagement letter/SOW describes certain Services to be performed by GCI for Verizon GCI acknowledges and agrees that the Services described herein shall not commence until  GCI receives from Verizon a Purchase Order incorporating this engagement letter/SOW.  THERE IS NO BINDING OBLIGATION BETWEEN GCI AND VERIZON WITH REGARD TO THE SPECIFIC PROJECT DESCRIBED IN THIS SOW UNTIL THE CORRESPONDING PURCHASE ORDER IS ISSUED.  FAILURE TO OBTAIN BOTH A VALID PURCHASE ORDER AND AN APPROVED ENGAGEMENT LETTER OR SOW WILL RESULT IN VERIZON HAVING NO LIABILITY OF ANY KIND FOR ANY PERFORMANCE OF SERVICES DESCRIBED HEREIN.

In WITNESS WHEREOF, the parties have entered into this Statement of Work as a part of an agreement.

Verizon Services Corporation	General Communication, Inc.

By:	By:
{Signature}	{Signature}
Richard Westlund
{Printed Name}	{Printed Name}
Senior VP & General Manager
{Title}	{Title}

{Date}	{Date}

Exhibit A

SCOPE OF WORK

CSDES

(4 OF 14)

STATEMENT OF WORK

Customer Specific Design and Engineering Services (CSDES)

Partner: GCI

1.0          OBJECTIVE

This statement of work defines the relationship between Verizon and GCI as it pertains to the pursuit of a successful award(s) under the Networx Universal and Enterprise Requests for Proposal (RFPs) (heretofore referred to as the Networx RFPs) issued by GSA. In this relationship, GCI will be one of Verizon partners for Customer Specific Design and Engineering Services (CSDES) as defined by the final Networx RFPs.

References within this Agreement that are referring to the Networx project or the Networx Request for Proposals (“RFP”) refers to the federal government project and/or its associated RFP (Networx Universal RFP and Networx Enterprise Request for Proposals [RFPs] [as the context shall require] issued by the General Services Administration of the U.S. federal government) for telecommunications and networking services and technical solutions for all U.S. federal agencies. While GCI is responsible for compliance with the Networx terms (if and as applicable), the more pertinent terms are set forth below (and in other areas of this Agreement) and all references to various sections of the Networx RFP shall refer to the Networx Universal RFP and Networx Enterprise Request for Proposals (RFPs) originally released on May 6, 2005 (as further supplemented and updated from time to time) by the General Services Administration of the U.S. federal government. Notwithstanding anything to the contrary, GCI agrees, for the Networx project, to comply with the Networx audit and data retention requirements, which may require storage for up to 10 years after the expiration of the Networx project. The entire Networx RFP is currently available at the following URL:  http://www.gsa.gov/networx.

2.0          BACKGROUND

Agencies are in need of technical support services that are directly related to Networx service offerings. Customer Specific Design and Engineering Services (CSDES) enable Agencies to utilize the contractor’s expertise and resources to meet their specific business requirements and objectives. The technical support can include analysis, design, implementation, and testing of network equipment and applications. The support activity can be performed as described in a Statement Of Work, on an individual case basis, according to the Agency’s specific requirements. All orders issued for CSDES shall comply with the underlying terms and conditions of this contract and resulting modifications.

Proposal Preparation and Negotiation

Proposal preparation in response to the Networx RFPs began May, 2005 and will continue until such time as proposals are due to GSA. GCI provides the primary proposal response for Networx (CSDES) for Alaska. This response will be coordinated with Verizon and Verizon’s other Networx partners where services may overlap. In addition to the primary proposal response, GCI shall review the final Networx RFPs, to include drafting questions and providing recommended language changes; support team reviews of the Verizon proposal; make revisions to (CSDES)

proposal content in response to changes in technical requirements and team reviews; respond to GSA proposal clarifications; and support negotiations with GSA. GCI shall be responsive and meet Verizon and GSA due dates for deliverables during the proposal process.

GCI shall also provide proposal support during the Fair Consideration Process (agency evaluation and selection) following award of the Networx contract(s).

3.0          PROJECT SCOPE

Service Description

Customer Specific Design and Engineering Services provides a range of technical support offerings directly related to services within the scope of the Networx contract and based upon individual Agency specific requirements described in a Statement Of Work.

The services that can be acquired under this offering are summarized below:

1. Network architecture design and implementation.

2. Network design validation.

3. Evaluation of network technology alternatives.

4. Simulation and testing on test bed facilities.

5. Equipment and applications testing on the contractor’s live network.

6. Engineering support.

Technical Capabilities

The following Customer Specific Design and Engineering Services capabilities are mandatory. GCI’s CSDES activity will be directly related to services available on the Networx contract. All orders issued for CSDES will comply with the underlying terms and conditions of this contract and resulting modifications. GCI working with Verizon will not invoice the Government for any items not already in the contract. The Agency Statement Of Work will define the specific requirements on an individual case basis.

1. GCI will provide network architecture design services. This shall include but is not limited to technical support to assist Agencies with network architecture planning and design, solutions development, and the identification and evaluation of network solutions and technologies to meet Agency business concepts and requirements. Tasks associated with this activity can include:

a. Requirements gathering, definition, and analysis.

b. Development of specifications.

c. Development and evaluation of alternative technical approaches.

d. Computer aided design, modeling and/or simulation.

e. Network design recommendations.

f. Identification of cost and performance tradeoffs.

g. Feasibility and capacity analysis.

h. Preliminary planning.

2. GCI will provide network and related systems design validation. GCI will review and validate the design of existing or proposed networks, related services, and systems identified by the subscribing Agency. The review shall include but is not limited to network performance, routing,

IP addressing, numbering plans, physical/logical redundancy and diversity, network equipment, security, interoperability, and scalability. Tasks associated with this activity can include:

a. Assessment of network strengths, weaknesses, and vulnerabilities.

b. Capacity and traffic pattern analysis on current and projected traffic loads.

c. Measurement and assessment of network performance and availability.

d. Recommendations for network optimization, simplification, or cost reduction.

e. Identification of critical applications, protocols and vital data impacting the network.

f. Network discovery including development of a topology map.

g. Development of strategies to improve reliability, availability, and security.

h. Develop and validate current infrastructure drawings/schematics.

i. Validate service interoperability with other networks and systems.

3. GCI will evaluate network technologies alternatives and approaches to meet Agency requirements. GCI will provide a report deliverable detailing the evaluation, recommendations, and the advantages and disadvantages of each alternative.

4. GCI will perform modeling and simulation of applications and network services prior to implementation in a production environment. GCI will provide a report deliverable with the findings and recommendations upon completion of the task. GCI will provide any software or materials used to develop the deliverable if requested by the subscribing Agency.

5. GCI will ensure rigorous and thorough testing is performed under a controlled test bed environment or GCI’s production network, according to subscribing Agency’s needs, to verify and evaluate the suitability and compatibility of new services. Activities can involve the application of various techniques demonstrating that a prototype performs in accordance with the objectives outlined in the original design. GCI will validate and verify that the services and/or applications under test operate according to the Agency’s requirements and objectives. GCI will document the methodology, findings, and results of the testing along with any relevant recommendations.

6. GCI will provide technical support to facilitate the transition of services into a sustainable pilot or production service that operates on the Agencies networks. Task associated with this activity can include:

a. Evaluation of the impact of new services upon Agency networks.

b. Development of transition plans.

c. Implementation support.

d. Development of test and acceptance plans and criteria.

e. Measurement and assessment of network performance.

7. GCI will provide design and engineering services for engineering prototypes relative to Networx services to include but are not limited to:

a. Installation of network hardware and software.

b. Configuration of network devices such as routers, switches, and gateways.

c. Installation of on-premises cable and network drops.

d. Performing testing and acceptance procedures.

Refer to Section H.32 Service Trials for additional information.

8. GCI will ensure that delivery of CSDES is according to Agency requirements as described in the Statement Of Work and met within the agreed upon deliverable schedule.

Interfaces

Section C.2.11.9.3 of Networx Universal RFP

GCI shall propose solutions that meet all interface requirements identified in each subscribing Agency SOW.

Service Level Agreements

Performance Metrics

Section C.2.11.9.4 of Networx Universal RFP

None. The Agency can specify and request performance metrics in their Statement Of Work.

Service Quality and Performance Metrics

Volume I, Section 5.10.2.1 of Networx Universal Contract

GCI shall work closely with each subscribing Agency to establish the appropriate KPIs and AQLs for each CSDES task order and its corresponding solution. Each SOW shall define the specific KPIs and AQLs that must be adhered to in order to complete a particular task.

Monitoring and Measuring KPIs and AQLs

Volume I, Section 5.10.2.2 of Networx Universal Contract

Many of Verizon’s government and commercial contracts are performance-based, operating under SLAs that include AQLs in the KPIs. When CSDES tasks are identified based on unique Agency requirements and SOWs in the future, GCI shall work closely with the corresponding Agency customer to establish the appropriate KPIs and AQLs for each CSDES task order and its corresponding solution. Whenever appropriate, GCI shall propose AQLs that exceed the requirements of a particular task order SOW. In all cases, GCI shall adhere to basic fundamental principles to develop the AQLs for all KPIs.

Service Performance and Quality Verification

Volume I, Section 5.10.2.3 of Networx Universal Contract

GCI will assess, validate, and verify their CSDES service levels against the KPIs and AQLs for each task order and its solution. Working in collaboration with each client, GCI will define standard inspection criteria for the products of each activity and plan. GCI quality management process checks selected inspected products in two phases for compliance against standards before they are used as the basis of further development. GCI will also schedule peer inspections for design work products to ensure that the design is understandable, consistent, complete, and compliant with applicable standards. Traceability matrices are used to show that the design accounts for each business function and software requirement. In addition, tested modules and associated test results are examined or inspected before the module is used as the basis of further development. We also validate the efficacy of the tested end product and the associated documentation that is produced with the exercise. Documentation is evaluated by using it to train a representative sample of users to verify that developed systems are intuitively usable per Agency requirements and guidelines.

Training

Volume II, Section 3.11 of Networx Universal Contract

GCI shall offer sales training to the Verizon Government Markets sales organization to facilitate the selling of GCI High-speed Service both under the FTS2001 contract umbrella as well as Networx.

GCI shall offer training materials to Verizon and its customers in order to support Verizon’s ability to deliver training to Networx customers as defined by Section C.3.7 of the Networx RFPs.

Training Content

GCI will provide content for CSDES training in accordance with the requirements of RFP Section C.3.7.2.

Training Development

GCI’s solution for training development meet all requirements found in Networx RFP Section C.3.7.2.1.

Training Availability

GCI’s solution for training availability will meet all requirements found in Networx RFP C.3.7.2.2.

Training Maintenance

GCI’s solution for training maintenance will meet all requirements found in Networx RFP C.3.7.2.6.

Within 30 business days following any changes to Team Verizon’s Networx program that would result in any changes or modifications to the training program, all affected training material will be updated and made available to the Government. These modifications will be provided at no cost.

Partner Meetings/Sales Opportunities

GCI shall support meetings with Verizon Networx Partners.

GCI shall assign sales representatives to support the FTS2001 and Networx opportunities. GCI shall support Sales Opportunity Reviews to ensure collaborative planning.

4.0          PROJECT TERM

This agreement will run concurrent with Verizon’s Networx Universal and Enterprise contracts with the GSA.  Time period will be upon issuance of a Purchase Order through 2011.

5.0          DELIVERABLES

See Project Scope.

6.0          CONTACT INFORMATION

Verizon Business

Name

Title

Address

City, State  Zip

Phone number

Fax number

Email address

Supplier Name - GCI

Name - Laura Rykaczewski

Title - Senior Account Manager

Address

City, State  Zip

Phone number - 907 868 5351

Fax number - 907 868 6292

Email address - lrykaczewski@gci.com

7.0          PROJECT STAFFING

Not applicable.

8.0          WORK PERFORMANCE

•                  Security – N/A

•                  Hours & Overtime – Pre-approval of time/materials above what is identified in the Cost & Schedule section is required when they impact project costs

•                  Travel & Expense Guidelines – N/A

9.0          ASSUMPTIONS/RISKS/DEPENDENCIES

Refer to Exhibit B prime contract “flow down provisions”

10.0        VERIZON RESPONSIBILITIES

See Project Scope

11.0        COST SCHEDULE

The value of this SOW is estimated to be approximately $X,XXX,XXX.00 for the term of the SOW.

Year 1 (2007) = $

Year 2 (2008) = $

Year 3 (2009) = $

Year 4 (2010) = $

Pricing Requirements

Section B.2.11.9 of Networx Universal RFP

GCI shall provide competitive pricing to Verizon. GCI shall comply with the Pricing Structure outlined in Section B.2.11.9.3 of the Networx RFPs.

CSDES Pricing Structure

CSDES provide technical support to the Agencies in analysis, design, optimization studies, implementation support, and testing of network equipment and applications relative to Networx services.  These services enable Agencies to utilize GCI’s expertise and resources to meet their specific business requirements and objectives.  GCI’s CSDES will work with underlying (separately priced) Networx service offerings to provide seamless connectivity as identified in the subscribing Agency’s task order.

The CSDE services will be priced ICB.  The customer will provide the contractor/GCI with a Statement of Work (SOW).  In response to the SOW, GCI will provide a Customer Design Document (CDD) along with a cost proposal.  In the CDD, GCI will describe the proposed approach, solutions to satisfy the Agency’s CSDES requirements, and identify the specific services (e.g., audits, reviews, training) and deliverables to be provided.  The cost proposal shall clearly identify all equipment, software, labor hours, and underlying services required for any design and engineering efforts.  Where the Agency determines that contractor-provided equipment/devices are in the best interest of the Government, GCI will provide prices as described in Networx RFP Section B.4.

CSDES Prices

Table B.2.11.9.2-1 describes prices specific to CSDES.  Table B.2.11.9.2-2 provides the applicable charging mechanism and charging units for CSDES.

Table 0-. CSDES Prices

			Price	Price	Price
CLIN	Case Number*	Price	Start Date	Stop Date	Replaced Date

*    Case Number applies to ICB CLINs only

Table 0-1 . CSDES Pricing Instructions

Charging
CLIN	Description	Unit

0530201	Non-recurring charges specific to customer design implementation	ICB NRC

0530202	Monthly recurring charges not covered elsewhere	ICB MRC

12.0        BONDING REQUIREMENTS

Not applicable.

13.0        INVOICING REQUIREMENTS

In order for you to receive payment, receipts must be completed and all ORIGINAL invoices must be submitted to Accounts Payable.  In the event an original invoice was sent to the Verizon end user, it will be the responsibility of the Verizon end user to ensure the original invoice is forwarded to Accounts Payable.

A valid invoice MUST contain the following:

Supplier Name	Remittance Address
Invoice Number	Purchase Order Number
Invoice Date	Dollar amount broken out by line item of the Purchase Order

The payment terms for such work will be Net 30 days from date of an authorized invoice.

Send ORIGINAL INVOICE to
Verizon Business P.O. Box 770 Ashburn, VA 20146-0770

Please send a COPY of the INVOICE to

Verizon Business Federal - AP 2485 Natomas Park Drive, Suite 450 Sacramento, CA 95831 Jenifer.Mojonnier@verizonbusiness.com

Failure to follow the above directions may result in delay of payment

14.0        APPLICABLE DOCUMENTS

GCI ICDs

GCI ICD_P_II_SPIM_v2.8_06072007.doc

GCI SV_7 2_ICD_GCI_v4 0.doc

GCI ICD_GCI_ASR_v2.1_01182007.doc

GCI Pricing

See attached excel worksheet.

Verizon will provide any working documents that may be required to complete the work effort.  All content will be the exclusive property of Verizon.   GCI will secure prior approval from Verizon before any materials are shared publicly.  Because Verizon will have provided content and approve on all material, Verizon will have sole responsibility for accuracy of contents.

15.0        VENDOR OUTSOURCED ACTIVITY

No third party subcontractor shall be added to a Statement of Work by the Consultant without obtaining prior approval from Verizon’s Primary contact above.

16.0        SOW CHANGE OF SCOPE PROCEDURE (if applicable)

Any change to this Statement of Work shall be provided in writing and accepted by both Parties before being accepted and included as a part of this SOW Agreement.

17.0        ACCEPTANCE CRITERIA

Acceptance shall be given when all of the deliverables have been received or completed, including receipt of all documents and data produced during this project.  Approval of invoice for work performed is acknowledgement of acceptance criteria.

The parties agree that this engagement letter/SOW describes certain Services to be performed by GCI for Verizon. GCI acknowledges and agrees that the Services described herein shall not commence until GCI receives from Verizon a Purchase Order incorporating this engagement letter/SOW.  THERE IS NO BINDING OBLIGATION BETWEEN GCI AND VERIZON WITH REGARD TO THE SPECIFIC PROJECT DESCRIBED IN THIS SOW UNTIL THE CORRESPONDING PURCHASE ORDER IS ISSUED.  FAILURE TO OBTAIN BOTH A VALID PURCHASE ORDER AND AN APPROVED ENGAGEMENT LETTER OR SOW WILL RESULT IN VERIZON HAVING NO LIABILITY OF ANY KIND FOR ANY PERFORMANCE OF SERVICES DESCRIBED HEREIN.

In WITNESS WHEREOF, the parties have entered into this Statement of Work as a part of an agreement.

Verizon Services Corporation	General Communication, Inc.

By:	By:
{Signature}	{Signature}
Richard Westlund
{Printed Name}	{Printed Name}
Senior VP & General Manager
{Title}	{Title}

{Date}	{Date}

Exhibit A

SCOPE OF WORK

CSDS

(5 OF 14)

STATEMENT OF WORK

GCI Circuit Switched Data Service (CSDS)

Networx Universal and Enterprise Contract Volume I, Section 4.1.2

1.0          Objective

As data and multimedia applications expand within the Government, requirements for digital connectivity on a dial-up basis will continue to increase. The Government currently has a large community of CSDS users, particularly in the area of on-demand video conferencing applications.

2.0          Background

GCI will offer a technical solution which meets the requirements of GSA’s Networx Universal and Enterprise RFPs (heretofore referred to as Networx RFPs) Section C.2.2.2, Networx CSDS Service, as well as provide pricing in the structure provided for in Section B Table B.2.2.2.3-5 of the Networx RFPs. If GCI does not provide any of the services described in Section C.2.2.2, then it will be GCI’s responsibility to identify a teaming partner or solution to meet all of the requirements in Section C.2.2.2 as it relates to Networx CSDS Service, as it pertains to Alaska coverage.

3.0          Project Scope

GCI is only providing the local and Alaska LD for this service.  VZB is providing the long distance portion of the service.

Technical Requirements

Section C.2.2.2.1.4 of Networx Universal and Enterprise RFPs

GCI will offer a technical solution which meets the requirements of GSA’s Networx Universal and Enterprise RFPs (heretofore referred to as Networx RFPs) Section C.2.2.2, Networx CSDS Service, as well as provide pricing in the structure provided for in Section B Table B.2.2.2.3-5 of the Networx RFPs. If GCI does not provide any of the services described in Section C.2.2.2, then it will be GCI’s responsibility to identify a teaming partner or solution to meet all of the requirements in Section C.2.2.2 as it relates to Networx CSDS Service, as it pertains to Alaska coverage. This includes:

•                  Providing CSDS Service transport between the subscribing Networx Agency’s Service Delivery Point (SDP) and intra-state terminations within the State of Alaska.

•                  Providing CSDS Service transport for inter-state, IDDD, and private network traffic between the subscribing Networx Agency’s Service

Delivery Point (SDP) and the GCI trunking interface point to Verizon’s POP in Seattle.

•                  Installing and maintaining Service Enabling Device(s) that may be ordered for the subscribing Agency’s SDP.

•                  Responding to Verizon trouble tickets reported to Verizon’s Help Desk.

•                  Providing SLA and KPI performance data shown in RFP Sections J.13.3.2 and C.2.2.2.4.1 respectively.

GCI shall work with Verizon on how it will provide Management and Operations (MOPS) data to support Verizon’s ability to deliver a MOPS solution and MOPS deliverables under the Networx contract(s), as defined by the requirements on Section C.3 of the Networx RFPs. This will include developing a data interchange interface with Verizon to support the MOPS requirements. Data interchange between Verizon and GCI will be defined prior to contract award and must support the requirement for Networx vendors to provide an Operational Capabilities.

Verizon will provide all network connectivity for these services unless otherwise specified.

GCI will continue to support for Networx all of the technical support functions now in place for the current FTS2001 contract.  These are documented below.

GCI will continue to act as Verizon Business’s agent in Alaska for the provision of Networx CSDS services as defined in this Statement of Work. In general this includes:

d)             Arranging for dedicated access facilities where ordered between Government agency locations subscribing to Verizon Business’s Networx CSDS services and the nearest GCI POP.

e)              Providing TDM circuit switching for circuit switched data calls such that calls destined for completion within Alaska will be completed over GCI facilities where possible.

f)                Arranging for special access to remote areas in Alaska via wireline, wireless or satellite facilities as necessary from GCI facilities in Alaska.

Specific responsibilities for Circuit Switched Data Services include:

b)             For subscribing Networx users who are behind LEC Centrex switches, GCI will:

•                  Accept calls from the Centrex switch via a dedicated trunk group, or

•                  Accept calls from the Centrex switch via a shared trunk group and identify Verizon Business subscribers on the basis of ANI or calling line ID in the signaling setup message.  Verizon Business would be responsible for providing GCI with the authorized list of ANIs.

•                  Terminate calls from Verizon Business Networx users via the same trunks.

b.    GCI will act as Verizon Business’s agent to contact LECs in equal access areas in Alaska such that subscribing Networx users will be repointed (PIC’d) to GCI’s access trunks groups.  Calls from these virtual on-net users will be routed according to the mutually agreed upon Networx routing plan, essentially a continuation of the FTS2001 routing plan. The GCI PIC will be used rather than an Verizon Business PIC to minimize problems in billing from the Alaskan LECs involved.

c.    GCI will support PRI ISDN access trunks to subscribing Networx users who order it.  These trunks must support “N x 64 Kbps” wideband connection capability for switched data and video applications.

d.    GCI will support Verizon Business’s Networx Dialing Plan, which will include the use of private network 700 numbers.  As part of the ongoing order entry and provisioning process, Verizon Business will provide GCI with Networx number assignments to associate with all dedicated access trunks.  In most cases, these numbers shall correspond with the end user’s public network NANP numbers.  In other cases, private network numbers in the 700 NPA range may be assigned.  The latter have no public network equivalent.  GCI will support the termination of both intrastate and interstate Networx CSDS calls to these Networx numbers and dedicated trunks.  GCI will recognize Networx calls vs. PSTN calls (which terminate to LEC switched egress trunks) via the dedicated FTS2001 / Networx trunk group that has been established to GCI from the Verizon Business Seattle switch.  The Networx Dialing Plan will be a continuation of the FTS2001 Dialing Plan.

e.    GCI willl provide CSDS call records in batch file transfers to Verizon Business for billing.  The transmission of these CSDS call records will comply with the mutually approved Networx interface specification.

GCI’s interconnection responsibilities will include:

a)     Supporting existing Voice and CSDS trunks dedicated to Verizon Business FTS2001 / Networx traffic between:

•                  The GCI Fairbanks switch and the GCI Anchorage switch

•                  The GCI Juneau switch and the GCI Anchorage switch

•                  The GCI Anchorage switch and the Verizon Business Seattle switch

This is represented in the figure below.  The sizing of these trunks will be mutually determined to ensure a P.01 end-to-end grade of service for the applicable peak traffic requirements.

c)     Switching and aggregating Verizon Business Networx CSDS originating traffic in Alaska.  The Fairbanks and Juneau switches will pass the traffic they aggregate to the Anchorage switch which will in turn aggregate it with Anchorage traffic and pass it to the Verizon Business Seattle switch via a dedicated trunk group without echo cancellation.  This includes “N x 64 Kbps” capability for switched data and video applications via the GCI “5E” network.

d)    GCI will provide underseas fiber optic capacity for this traffic between their facilities in Anchorage and Seattle.  Verizon Business will assign LEC provided access capacity between the GCI Seattle POP and the Verizon Business Seattle POP.

e)     Switching and terminating Verizon Business Networx CSDS traffic from the Verizon Business Seattle switch to dedicated on-net Networx or FTS2001 terminations via the trunking arrangements described above.

GCI will assist Verizon Business with planning and engineering support to ensure that appropriate network services will be available to meet evolving

Government requirements.  These activities will include the following:

a)     Ensuring network wide interoperability with other sub-contractors (i.e. LECs, etc.,) as well as Government and commercial networks, where the Government requires such interoperability.

b)    Developing and maintaining a contingency and restoration plan that prevents deterioration of network services.

GCI will also assist Verizon Business with the transition of existing FTS2001 CSDS traffic to the Networx contract as Government orders are received.

GCI will support orders for critical service involving the deployment of diversely routed access facilities and split trunking to ensure trunk group survivability.  GCI will also accept orders for Telecommunications Service Priority (TSP) as requested and justified by the government.

Service Overview

Verizon has selected GCI to meet the requirements for Circuit Switched Data Services (CSDS). GCI’s transport capabilities, in conjunction with Verizon’s CSDS Services features will comply with all requirements for RFP Section C.2.2.2 as proposed by Verizon Business to GSA.

Description of Approach to Service Delivery

Volume I, Section 4.1.2.1.1 of Networx Universal and Enterprise Contracts

GCI’s infrastructure for supporting Circuit Switched Data Services (CSDS) will be identical to its Voice Services. This includes an all digital backbone, digital switches and digital access facilities. GCI will provide CSDS with most of the capabilities as it provides for the Voice Service offering.

GCI has supported CSDS for FTS2001 users since MCI (now Verizon Business) was awarded the FTS2001 contract in 1999. Today, Verizon Business in conjunction with GCI supports approximately 60% of FTS2001 CSDS long distance and private network traffic, and is providing CSDS services from the U.S. to over 65 countries. GCI will carry CSDS calls over the same all digital network as is used for Voice Services. This circuit switched network will be provisioned and managed to have the same high standards for Networx as it has supported for FTS2001.  GCI’s network will support the automatic disabling of echo cancellers on data CSDS calls and no compression will be used in the network. For inter-state, private network, or international CSDS calls, GCI’s switches will select clear channel trunks interfacing with the Verizon Business network in Seattle to avoid compression or echo cancellation equipment, which ensures high quality CSDS service.

As discussed in Voice Services Section 4.1.1.1, Verizon’s approach for both Voice and CSDS services has the following advantages.

Seamless Transition = Lower Risk. Verizon and GCI transitioned all services to FTS2001 in a way that minimized the impact on the user community. Following Agency selection, Verizon Business and GCI will apply comparable processes and procedures to transition any Agency locations in Alaska not currently using FTS2001 CSDS Services to the Networx CSDS Service. The GCI CSDS solution will meet all of the applicable mandatory requirements documented in the Networx RFP, and will exceed baseline requirements where possible. Whether initiated from On-Net or Off-Net locations, authenticated CSDS calls will be connected to all On-Net and Off-Net locations by direct station-to-station dialing.  This SOW will document the applicable CSDS features and capabilities required for GCI to support.

Performance that Networx Customers can Rely on. GCI’s network will provide a virtually non-blocking, P.001 grade of service POP-to-POP and a P.01 grade of service end-to-end for switched access originations to switched PSTN terminations in Alaska.  GCI’s CSDS Services will support ISDN and SDS applications.

Integrated Services Digital Network (ISDN) is a digital network service capable of supporting multiple services on a single connection using a common set of well-defined protocols. Voice calls and data calls are part of the same intelligent network, providing the same sophisticated features currently offered for Networx Voice Services. ISDN is a digital, worldwide public standard for sending voice, video, data, or packets over the public switched telephone network (PSTN). The two versions of ISDN are basic rate interface (BRI) and primary rate interface (PRI). BRI is a single pair of copper wires supporting data speeds of up to 128 Kbps. PRI is a 4-wire connection capable of supporting data speeds up to 1.536 Mbps. ISDN can also be used as a high-speed dial-up data service supporting digital data transmission in building blocks of 64 Kbps. Higher clear channel speeds, i.e., 384 Kbps and 1.544 Mbps, will be supported.

Switched Digital Services (SDS) are data transmissions in increments of 56/64 Kbps (higher speeds up to 1.544 Mbps are also available). Although SDS uses the same implementation and billing mechanisms as Networx Voice Services, SDS will be transmitted over separate clear channel routes in the GCI switched network. These routes should be groomed to enhance SDS transmission quality. Customers claim bandwidth by using a single network call with Multi-Rate Bearer Services (MRBS) or fixed rate (H0, H11) capabilities (without inverse multiplexing).

The GCI network will support ISDN wideband services (H0, H11 and MRBS) consisting of N x 64 Kbps services at the network level, with channel aggregation handled by the network rather than by CPE. This type of call is recorded on a single call record, which indicates the bandwidth used for the call; which enables bandwidth-based billing. Available speeds today include 384 Kbps (H0) and 1.536 Mbps (H11). H0 and H11 are fixed allocation standards, and these calls require contiguous bandwidth to be available on the PRI access line.

H0 is the ISDN standard for the provisioning of 384 Kbps service, without IMUXing, via contiguous bandwidth on an ISDN PRI access line. The CPE places one call, which is allocated to contiguous channels on the PRI. The six channels used must be contiguous and must be in fixed positions in the T1 carrier (i.e., either channels 1-6, 7-12, 13-18, or 19-24). If the subscribing Agency has only one PRI, the D channel will be on channel 24, and therefore channels 19-24 would not be used for an H0 call. This is an example of fixed allocation.

H11 is another example of the fixed allocation scheme. H11 is the ISDN standard for provisioning of 1.536 Kbps service, without IMUXing, via contiguous bandwidth on a PRI access line. As with H0, the network transport may or may not be contiguous. Two PRI access lines are required to launch an H11 call. With one PRI, only 23 B channels are available and the call cannot be launched. If the subscribing Agency has multiple PRIs with Non-Facility Associated Signaling (NFAS) and there is a PRI with all 24 channels free, an H11 call can be launched. Verizon’s network switches recognize a MRBS data call and route the 64 Kbps channels through the network, with the network providing the IMUX function. The network will determine the best paths for the channels, and they may or may not be carried contiguously.

In 1994, MRBS became available in the U.S. via the Floating algorithm. The channels must be contiguous, but the contiguous channels are not required to occupy specific portions of the PRI access line, as they are with H0 service, so call setup can be somewhat shorter. Where available, the Flexible allocation scheme provides the functionality needed to dynamically add or subtract bandwidth from an MRBS call without having to disconnect and reestablish the call. At the time of the order, a subscribing Agency will be required to specify whether it will be placing Fixed (H0 or H11), Floating (MRBS), or Flexible (MRBS) calls using their CPE. The switch port on which the access line terminates must be configured for one or the other. Trunk allocation schemes cannot be chosen on a call-by-call basis.

CSDS Architecture. GCI’s switched services network will provide a common fabric supporting switched voice and CSDS traffic. The architecture, systems, and network elements are in most cases the same for each service type. Major systems involved include digital network switches, and inter-switch trunks connecting switches in a “meshed” configuration. The architecture also incorporates access trunks that connect GCI switches to LEC switches with primarily FG-D facilities to provide switched access. The system includes access trunks connecting GCI switches to Agency CPE to provide dedicated access.  GCI’s CSDS will dynamically allocate digital bandwidth-on-demand on a cost-per-six second increment basis. This provides a superior solution for on-demand services such as high-speed bandwidth, dial-up circuits, circuits required for short-term requirements, simultaneous bandwidth for simultaneous transmission of digital information (data, image, voice, or video), or emergency backup for private line and other connection-oriented networks such as frame relay.  GCI will support both narrowband services at increments of 56/64 Kbps, and wideband services at increments of 128 Kbps up to 1.544 Mbps. Table 3.1.1-1 summarizes support requirements for GCI’s switched data service offerings.

Table 3.1.1-1. Switched Data Services Support Requirements

Service	Description

Narrowband

• Switched 56

Switched 56 Kbps offers a switched version of digital private lines with usage-based pricing. It provides high performance and reliability to support critical data applications. Transmission speeds can be 56 Kbps or subrates of 2.4, 4.8, 9.6, and 19.2 Kbps. Individual 56 Kbps channels can be aggregated into N x 56 Kbps with appropriate CPE. Switched 56 provides digital transmission on demand for a variety of applications, including video conferencing, host file transfer, high resolution facsimile, LAN-to-LAN and WAN-to-WAN interconnections, and software downloads.

• Switched 64

Transmission speeds can be at 64 Kbps or subrates of 2.4, 4.8, 9.6, and 19.2 Kbps. Switched 64 provides speed and digital dependability. Multiple SW64 calls can be aggregated into a single continuous wideband channel. Switched 64 is a CPE-based service that can be used to provide bandwidths such as 384 Kbps or 1.536 Mbps. It supports intermittent-use data applications such as video conferencing, host file transfer, high resolution facsimile, LAN-to-LAN and WAN-to-WAN interconnections, software downloads, and music and video store and forward applications. In addition, on-demand bandwidth to supplement private lines is a cost-effective way to support peak traffic.

Wideband

• Multi-Rate Bearer Service (MRBS)

MRBS provides dial-up bandwidths of N x 64 Kbps on demand by making one call. For example, an Agency can dial-up 128 Kbps for one application, and dial-up 384 Kbps for another application with only one call rather than multiple calls (each per 64 Kbps of bandwidth). With MRBS, a single PRI can be used to provide 23 x 64 Kbps (1.472 Mbps), nearly a full T1 bandwidth. Primary benefits include decreased call set-up time, reduced rates versus multiple 64 Kbps, and no investment in IMUX CPE since the IMUX function is provided by the network.

• ISDN H0

ISDN H0 offers transmission speeds of 384 Kbps of contiguous bandwidth established through the GCI network as a single data call. The customer’s CPE places one call and the GCI switch allocates channels to the call.

• ISDN H11

ISDN H11 offers transmission speeds of 1.536 Mbps of contiguous bandwidth established through the GCI network as a single data call. This capability transports the 24 channels of PRI contiguously through the GCI network, thereby providing the synchronization and bonding of the twenty-four 64 Kbps channels within GCI’s network rather than in the Agency’s CPE.

GCI’s Circuit Switched Digital Service will provide synchronous, full duplex, digital SDP-to-POP services and POP-to-POP services at rates up to DS1 for all On-Net and Off-Net requirements. Table 3.1.1-2. shows the typical access service requirements for CSDS.

Table 3.1.1-2. Typical Access Service Requirements for CSDS

Service Obtained via ISDN access	Access to Switched 56 Service Availability

BRI from LEC	Digital 64 or 128 Kbps dialup to a GCI switch via FG-D

PRI from GCI	Dedicated T1/PRI local loop from the Agency to a GCI switch

PRI from LEC	Switched Digital Access (SDA) from the LEC, where available, with Nx64 Kbps ISDN calls to a GCI switch via FG-D

Technical Capabilities

Volume I, Section 4.1.2.3.1.1 of Networx Universal and Enterprise Contracts

GCI will comply with all technical requirements for C.2.2.2.1.4 as follows.

1a            GCI will support a uniform numbering plan including a unique directory number for all on-net Government locations.

1b            GCI will support the same uniform numbering plan for CSDS as proposed for Voice Services.  This will be integrated with the Voice Services plan as follows:

GCI will use the PSTN number plan used for its intra-state Alaska commercial offerings per the North American Numbering Plan including ongoing NPA/NXX additions coordinated by the NANP administrator. This includes all future changes.

GCI will support the private numbering plans currently used for most Federal agencies as communicated by Verizon. GCI will support non-commercial, Agency-specific private 700 numbers or variable length private network numbers (i.e. Networx Locator Service number, private network announcements, etc.).

GCI will maintain FG-D PSTN interconnect arrangements with all major LECs in Alaska in order to support switched access for the origination and termination of Networx calls.

GCI will support originating and terminating on-net calls from dedicated trunks as well as calls from switched, virtual on-net locations. Off-net calls from the PSTN to Networx numbers will be blocked from terminating to Networx dedicated trunks unless a specific request for the direct termination service has been received and implemented.

GCI will direct calls using Networx private network numbers to Verizon’s network such as those calls to be treated by custom intercept messages.

GCI will route calls to a disconnect message announcement as directed by the Agency and communicated by Verizon.  GCI will not reassign the number for 90 days after receiving an Agency disconnect order for situations where GCI controls the number assignment.

Time-out during dialing typically results in reorder tone initiated by the switch supporting the station instrument. GCI’s switches will support this where directly connected station instruments are involved.

Calls encountering network congestion in GCI’s network will typically receive a “fast busy” signal.

On-net originating calls that exceed the class of service assigned to the originating station for off-net and non-domestic PSTN calls will receive a message recording from Verizon’s network stating they cannot complete the call because it exceeds the assigned class of service range privileges.

Verizon will support the denial of features via class of service restrictions against the originating trunk group, ANI or authorization code for calls sent to the Verizon network (i.e. inter-state LD, IDDD and private network calls).  GCI will support these restrictions if notified that intra-state Alaska calls are to be blocked.

GCI’s Voice Services support ISDN D-Channel user-to-user signaling during a call between ISDN capable parties in accordance with ITU-TSS Q.931 standards.

GCI’s CSDS Services will not use compression. All calls will use 64 Kbps pulse code modulation (PCM) per the ITU G.711 standard.

GCI will support the transport of LEC-supplied ANI digits for CSDS switched access calls from or to Switched 56 kbps, switched ISDN BRI, or switched ISDN PRI users.

GCI will provide ANI assignments for CSDS On-Net dedicated access users.  These ANI assignments will be transported with each CSDS call.

Other than ISDN multi-rate calls, numbering and dialing plan arrangements will be identical for CSDS calls to those for the Networx switched Voice Service.

2              GCI will support the use of On-net authorization codes for CSDS using the same numbering plan assignment as for Voice services:  a 10-digit On-Net Networx ANI number plus a four-digit PIN.

3              For CSDS calls terminating to off-net locations in Alaska, the bandwidth requested by the originating on-net location will be limited to the bandwidth limitations in the PSTN between the GCI network and the called location.

4              GCI’s CSDS solution will support a calling capability that does not require scheduling.

5              Digital communications equipment and transmission facilities require synchronization to prevent transmission slips that result in loss of data and/or retransmissions. GCI will use an advanced GPS reference frequency distribution system to provide accurate, stable timing synchronization throughout the GCI Voice / CSDS network.

6              Once a CSDS call has been established on the GCI Voice / CSDS network, all bit sequences transmitted by the DTE will be transported by GCI as data/bit transparent across the network, maintaining data/bit sequence integrity.

7              GCI will support the mandatory dialable information payload bandwidth requirements.

7a            GCI’s CSDS will support Switched 56 Kbps calls that offer a switched, dialable version of a digital private line with usage-based pricing. It must provide high performance and reliability to support critical data applications. Transmission speeds can be at 56 Kbps or subrates of 2.4, 4.8, 9.6, and 19.2 Kbps. Individual 56 Kbps channels may be aggregated into N x 56 Kbps with appropriate CPE. Switched 56 provides digital transmission on demand for a variety of applications, including video conferencing, host file transfer, high resolution facsimile, LAN-to-LAN and WAN-to-WAN interconnections, and software downloads. Switched 64 provides speed and digital dependability. Multiple SW64 calls can be aggregated into a single continuous wideband channel. This CPE-based service can be used to provide bandwidths such as 384 Kbps or 1.536 Mbps. Switched 64 service supports intermittently used data applications such as video conferencing, host file transfer, high resolution facsimile, LAN-to-LAN and WAN-to-WAN interconnections, software downloads, and music and video store and forward applications. Switched 64’s on-demand bandwidth used to supplement private lines is a cost-effective vehicle to support peak traffic.

7b            GCI’s CSDS will support ISDN H11 calls offering transmission speeds of 1.536 Mbps of contiguous bandwidth established through the GCI network as a single data call. This capability transports the 23 B channels of PRI contiguously through the Verizon network, thereby providing the synchronization and bonding of the twenty-four 64 Kbps channels within GCI’s network rather than in the agency’s CPE. GCI will support switched T1 calls providing dial-up service for transmitting data at speeds up to 1.536 Mbps with either in-band or out-of-band signaling. GCI will support T1 access at each customer SDP access point if so ordered. This unchannelized 1.536 Mbps bandwidth on demand is useful as back-up for primary T1 links, for overnight data transfers, and for day-to-day mission critical information. When switched T1 is activated, no channelization occurs; there is only a pipe of bandwidth at 1.536 Mbps. CPE, usually a CSU or bandwidth management multiplexer, is used to manage the bandwidth for applications that require multiple destinations. ISDN H11 can switch DS1s, provided the first PRI has the D channel and the switched DS1 does not have a D channel.

7c            GCI’s CSDS will support ISDN PRI interfaces providing on-demand dialable bandwidth at NxDS0, where N = 1 to 24 by making one call. For example, a user can dial-up 128 Kbps for one application, and dial-up 384 Kbps for another application with only one call rather than having to make multiple calls (each per 64 Kbps of bandwidth). This is supported up to a full T1 bandwidth when the ISDN D-channel is on an alternate T1 using Non-Facility Associated Signaling (NFAS) within a multi-PRI trunk group.

8              GCI’s CSDS will support the following Multi-rate DS0 capabilities:

8a            GCI’s CSDS will support an appropriate dialing sequence for initiating calls with different bandwidths.

8b            GCI’s CSDS will support the transport of all bit sequences transmitted by the DTE as data/bit transparent after establishment of the dialing sequence.

9              Verizon did not propose support for the following optional CSDS capabilities and therefore GCI support is not required:

•      Multirate DS1 Category

•      DS3 Category

•      SONET Level-I (i.e., OC-1) Category

•      SONET Level-II (i.e., Multirate OC-1) Category

•      SONET Level-III (i.e., Multirate OC-3) Category

Other Contract Requirements

GCI will support Verizon in responding to the Price Management Mechanism as defined in Section H.7 of the Networx Universal and Enterprise RFPs.

Interfaces

Section C.2.2.2.3 of Networx Universal and Enterprise RFPs

GCI will support all of the interfaces identified in Section C.2.2.2.3.1 of the Networx RFPs that were bid by Verizon (note:  support for the optional OC-1 interface was not proposed and the E1 and E3 interfaces are not applicable to GCI).

Circuit Switched Data Service Interfaces

GCI will comply with all applicable interfaces required for CSDS, as follows:

The following user-to-network-interfaces (UNIs) at the SDP, as defined in Section C.2.2.2.3.1, are mandatory unless marked optional:

Table 6.1-1. Circuit Switched Data Service Interfaces

Interface Type and
UNI Type	Standards	Payload Data Rate	Signaling Type

1	ITU-TSS V.35	Up to 1.536 Mbps	RS366A (dialing)

2	EIA RS-449	Up to 1.536 Mbps	RS366A (dialing)

3	EIA RS-530	Up to 1.536 Mbps	RS366A (dialing)

4	ISDN PRI (Multirate) (T Reference Point) (Standard: ANSI T1.607 and 610)	Up to 1.536 Mbps	ITU-TSS Q.931

5	T1 (with ESF) (Std: SR-TSV-002275, and ANSI T1.102/107/403)	Up to 1.536 Mbps	SS7

The Following optional interfaces are in the scope of the contract

6	T3 (Standard: Telcordia Pub GR-499-CORE)	Up to 43.008 Mbps	SS7

7	E1 (Standard: ITU-TSS G.702)	Up to 1.92 Mbps	SS7, E1 Signaling

8	E3 (Standard: ITU-TSS G.702)	Up to 30.72 Mbps	SS7, E1 Signaling

9	Optical: SONET OC-1 (Standard: ANSI T1.105 and 106)	Up to 49.536 Mbps	SS7

10	Electrical: SONET STS- 1 (Standard: ANSI T1.105 and 106)	Up to 49.536 Mbps	SS7

11	SONET OC-3 (Standard: ANSI T1.105 and 106)	Up to 148.608 Mbps	SS7

12	SONET OC-12 (Standard: ANSI T1.105 and 106)	Up to 594.432 Mbps	SS7

13	ISDN BRI (Multirate) (S and T Reference Point) (Standard: ANSI T1.607 and 610)	Up to 128 Kbps	ITU-TSS Q.931

Note:  If GCI does not support dedicated access for ISDN BRI circuits, Verizon Business may provide an ISDN PRI/BRI adapter.

Features

Section C.2.2.2.2 of Networx Universal and Enterprise RFPs

GCI will support all of the applicable features identified in section C.2.2.2.2 of the Networx RFPs.

CSDS Features

Volume I, Section 4.1.2.3.1.2 of Networx Universal and Enterprise Contracts

GCI will comply with all applicable feature requirements for C.2.2.2.2.1 as follows.

1              GCI’s CSDS will support user dialing of Verizon provided toll free numbers to satisfy the CSDS “dial-in” feature.  This will follow a calling card type type dialing arrangement.  Following connection via toll free number and entry of a valid authorization code, callers may dial domestic 10-digit PSN numbers, international IDDD numbers or private network numbers. Calls may originate from On-Net or Off-Net locations after verification of the authorization code entered by the user. Access to Verizon POPs is available through LEC-provided BRI, PRI, or switched digital access. The LEC or CAP, via digital FG-D SS7 data circuits, hands the call to the Verizon network to be routed to the terminating location via the Verizon / GCI CSDS all digital networks. The call may terminate via a GCI-provided PRI, or LEC- or CAP-provided BRI, PRI, or switched or dedicated digital access (e.g. Switched 56) circuits.

2              GCI’s CSDS will support User-to-user signaling (UUS) via ISDN D-channel during a call in accordance with ANSI T1 and ITU-TSS standards for ISDN and SS7. This UUS feature would typically be used by subscribing Networx agencies with compatible PBX or ACD switches with dedicated ISDN PRI access connections to a GCI switch. UUS will not be supported from a LEC PRI origination, but can be supported to a LEC ISDN termination.

UUS will be supported from a GCI ISDN PRI origination and termination. The exchange of user information is not a network acknowledged service, that is, the network does not interpret the information but transfers it across the network intact.

3             GCI’s CSDS will support the same features documented in the Voice Services Statement of Work.

Service Level Agreements

Volume II, Appendix B.3, Attachment 1 of Networx Universal and Enterprise Contracts

GCI will meet the Performance Metrics as defined by Section C.2.2.2.4 of the Networx RFPs for Networx CSDS Service in Alaska (note:  for inter-state LD, private network, or IDDD CSDS traffic, GCI and Verizon Business will split the SLA budget allocations as appropriate).

Circuit Switched Data Service SLA

•      Availability. Availability of the Circuit Switched is collected for each Circuit ID. Data is calculated as follows.

Availability =	total expected Available time (Tex) – total outage time (Tou)
Total Expected Available time (Tex)

Availability metrics are calculated for the Agency and Bureau levels by determining the Tex and Tou for all the Circuit IDs under the Agency or  Bureau AHCs for a calendar month and reporting the resulting availability  as a percentage.  Tou will be based upon customer reported trouble tickets as documented by the Verizon Business Trouble Management System for Networx.

•      Call Blockage. Call blockage is calculated using switch based call records. The following is process to calculate call blockage for each phone number.

1      NUMBER – the number being reported on.

2      ATTEMPTS – the total number of calls dialed from the number.

3      ATB (All Trunks Busy) - The call is targeted to a terminating trunk (DAL) or PSTN number but fails due to the unavailability of a physical circuit in the trunk group or the PSTN phone is busy. This is considered terminating access (POP-to-SDP) blockage.

4      BUSY - The call is routed to a terminating address that is already in use but a physical circuit was available in the terminating trunk group. This is not considered terminating access (POP-to-SDP) blockage.

5      TCC - The call is blocked by the originating network switch without requesting routing information. This is considered network POP-to-POP blockage.

6      BLOCKED - The call is blocked in the network due to traffic congestion conditions. This is considered network POP-to-POP blockage.

7      NETWORK/EQUIP – The sum of BLOCKED + TCC.

POP-to-POP call blockage = ((NETWORK/EQUIP) / ATTEMPTS) * 100.

POP-to-SDP call blockage = (ATB  / ATTEMPTS) * 100.

SDP-to-SDP call blockage = ((NETWORK/EQUIP + ATB) / ATTEMPTS) * 100.

Call Blockage metrics for the Agency or Bureau levels is calculated by aggregating and sorting the call detail records (CDRs) for calls from CSDS facilities to determine the values of NETWORK/EQUIP, Attempts, and ATB using the AHC code to separate the groupings.  Verizon Business will utilize its switch based CDRs for the interstate LD, private network and IDDD calls.  GCI will provide the CDRs for intra-state Alaska calls.

Performance Metrics

Section C.2.2.2.4 of Networx Universal and Enterprise RFPs

Circuit Switched Data Service Performance Metrics

GCI will comply with all performance metric requirements for CSDS in Alaska (note:  for inter-state LD, private network, or IDDD CSDS traffic, GCI and Verizon Business will split the SLA budget allocations as appropriate).

The performance levels and acceptable quality level (AQL) of key performance indicators (KPIs) for Circuit Switched Data Service in Section C.2.2.2.4.1 below are mandatory unless marked optional:

Table 8.2.1-1. Circuit-Switched Data Service Performance Metrics

Key Performance Indicator (KPI)	Service Level	Performance Standard (Threshold)	Acceptable Quality Level (AQL)	How Measured
Availability	Routine	99.95%	> 99.95%	See Note 1

(POP-to-POP)

Availability	Routine	99.5%	> 99.5%

	Critical	99.95%	> 99.95%
(SDP-to-SDP)

Time to Restore	With Dispatch	8 hours	< 8 hours	See Note 2

	Without Dispatch	4 hours	< 4 hours

Grade of Service	Routine	0.07 (SDP-to-SDP)	<0.07	See Note 3

(Call Blockage)		0.01 (POP-to-POP)	< 0.01

	Critical	0.01 (SDP-to-SDP & POP-to-POP)	< 0.01

Notes:

(1)          CSDS availability is calculated as a percentage of the total reporting interval time that CSDS is operationally available to the Agency.  Availability is computed by the standard formula:

Availability =	RI(HR) – COT(HR)	×100
RI(HR)

[Note that this KPI is waived for calls made with calling card.

(2)          Refer to Section C.3.3.1.2.4 for definition and how to measure.

(3)          Grade of Service (Call Blockage) is the proportion of calls that cannot be completed during the busy hour because of limits in the call handling capacity of one or more network elements (e.g., “All trunks busy” condition).   For example, 0.01 indicates that 1 percent of the calls not being completed (1 out of 100 calls).

Service Quality and Performance Metrics

Volume I, Section 4.1.2.2.1 of Networx Universal and Enterprise Contracts

GCI will comply with all performance metric requirements for CSDS service. Please refer to Table J.9 for the complete compliance checklist.

The GCI network provides virtually non-blocking, P.001 grade of service POP-to-POP and network availability exceeding of 99.95%, 24 hours per day, 365 days per year. GCI will maintain these standard through strict adherence to internal operations standards, frequent testing, and a highly fault-tolerant hierarchical switched network design. Please refer to the Service Quality and Performance Metrics approach discussed in Voice Services Section 4.1.1.5.1, as it applies equally to CSDS.

Training

Volume II, Section 3.11 of Networx Universal and Enterprise Contracts

GCI will offer sales training support to the Verizon Business Government Markets sales organization to facilitate the selling of GCI CSDS Service under the Networx contract umbrella.

GCI will also offer training materials to Verizon Business and its customers in order to support Verizon Business’s ability to deliver training to Networx customers as defined by Section C.3.7 of the Networx RFPs.

Training Content

GCI will provide content for CSDS training if requested in accordance with the requirements of RFP Section C.3.7.2.

Training Development

GCI’s training development support, if requested, will meet all requirements found in RFP Section C.3.7.2.1.

Training Availability

GCI’s training availability, if requested, will meet all requirements found in RFP C.3.7.2.2.

Training Maintenance

GCI’s training maintenance, if requested, will meet all requirements found in RFP C.3.7.2.6.

Within 30 business days following any changes to Verizon Business’s Networx program that would result in any changes or modifications to the training program, all affected GCI training material will be updated and made available by GCI to Verizon Business. These modifications will be provided at no cost.

Partner Meetings/Sales Opportunities

GCI will support meetings with Verizon Business personnel, Partners, and/or existing or potential customer personnel as reasonably required to address joint sales opportunities.

GCI will assign sales representatives to support the Networx opportunities.

GCI will support Sales Opportunity Reviews to ensure collaborative planning.

CUSTOMER SERVICE

Verizon Business will administer the customer service functions consistent with those as outlined in Networx contract.  Verizon Business’s Government Network Operations Center (GNOC) Ashburn, VA will act as the single interface for all Government inquires and will coordinate with GCI’s services centers and personnel, as defined in this document.

GCI’s NOC will act as an extension of Verizon Business’s GNOC by providing technical support, inventory management, and tracking capability for Verizon Business’s Alaska Networx services.  GCI’s NOC will be available 7 days a week, 24 hours a day to support the Verizon Business Customer Service Office that will be also available 7 days a week, 24 hours a day to support Networx users.

SERVICE ORDERING

The service ordering process for Alaska services defined in this SOW will be consistent with the service ordering process for Networx services offered in the lower 48 states.

a)              Government users will be able to initiate service orders to Verizon Business using a standard template via the Networx Portal web site, email, verbally or by facsimile.

b)             GCI will support the order Intervals defined in RFP Table J.12.3-1 as follows:

Table J.12.3-1 Service Provisioning Intervals Table

Service (CONUS Originating and Terminating SWCs only)	Performance Objective: Routine Orders (Calendar Days)	Performance Objective: Class B Expedited Orders (Calendar Days)
Disconnect (all services)	30	30
Circuit Switched Data Service (CSDS)	45	23

When the Government submits a service request to Verizon Business for service/s in Alaska:

a)              Verizon Business will verify that the individual requesting the service is authorized to request that type of service.

b)             Verizon Business will review the request data for completeness. If the service request is for services and/or equipment that are fully defined and priced, Verizon Business will immediately assign a service order number and issue the service order for processing by GCI.

c)              The Agency Hierarchy Code will be required on all orders and will appear on the invoices.  Verizon Business will accept and use the Agency Hierarchy Code on the service order.

d)             Orders will be captured and tracked in Verizon Business’s centralized service order tracking system.  Government users will have access to this system and its capabilities.

e)              Government users will be able to associate orders with a project.  Batch and bulk ordering will be available.  The Government will have the option of requesting service for an interval less than the stated standard interval of that service.

SWITCHED CSDS (PICs)

The Verizon Business account teams will follow the standard procedures for PIC service by acquiring the Letter of Agreement (LOA) from the customer.  The Verizon Business account team member or designated Verizon Business representative will forward the LOA required by GCI authorizing GCI to act as Verizon Business’s agent requesting the PICs to GCI for Verizon Business.

GCI Marketing will perform the following once the PIC orders are received:

For Equal Aceess areas:

a)              Upon receipt of PIC orders from Verizon Business, GCI will review the orders to determine which NPA/NXXs are in equal access areas and non-equal access areas.

b)             Upon the completion of this analysis, GCI will establish an Verizon Business Networx Agency account for billing to Verizon Business.

c)              GCI will load all the equal access ANI’s into GCI’s billing tool called ANIMAY.  ANIMAY tool will allow GCI to transfer the CDR’s into a server where for Verizon Business to come and retrieve them via FTP.

d)             GCI will work with the local telco’s where equal access is available and have the provided ANI’s PIC’d to GCI for Verizon Business.

e)              Once an ANI is PIC’d to GCI, the calls will travel the existing GCI network.  The CDR’s will be picked up by ANIMAY and sent to a server for Verizon Business billing to retrieve.

f)                GCI will send an invoice to Verizon Business for transporting these calls.

For Non-Equal Access areas:

Verizon Business will provide it’s standard toll free service for the customers in the Non Equal access areas in Alaska.

GCI RESPONSIBILITIES

GCI will be responsible for:

a)              Engineering including:

•                     The assignment of switch and transport facilities

•                     The assignment of circuit IDs and trunk group IDs.

•                     The ordering of local access facilities via the appropriate Alaskan LEC if appropriate.

•                     The creation of Circuit Layout Records.  This will reference the corresponding Verizon Business circuit Id(s) along with the Alaskan LEC circuit ID.

b)             GCI will provide Verizon Business with a Service Order Notification, for all Verizon Business services supported by GCI, prior to installation and provisioning and will provide a Service Order Completion Notice prior to billing initiation.  Upon completion of the service order, GCI will provide Verizon Business with a Service Order Completion Notice. Billing for installed services will begin as of the effective billing date listed on the service order completion notice. If installed services are part of a transition, migration, or major implementation project, billing will not begin until successful acceptance testing is complete.

NETWORK MANAGEMENT

Verizon Business’s Government Network Operations Center (GNOC) Ashburn, VA is Verizon Business’s primary network management center for monitoring Networx services.  The GNOC will be supported by GCI’s Network Operation Center (NOC).

Network service affecting events relating to Networx services supported by GCI will be coordinated by GCI NOC with Verizon Business’s GNOC.  Planned network events that effect all services will be communicated to the GNOC via email and/or telephone no less than 48 hours before the event occurs.  Maintenance events that result in an outage shall be scheduled with the GNOC via email and telephone communications on average of seven (7) days before the event.  Unplanned network events such as equipment failures and weather related outages shall be communicated to the GNOC as soon as possible via either email and/or telephone communications.

The primary interface with the Government will be through the Verizon Business. GNOC.  GCI  will provide data to the GNOC to support its interface to the Government.  GCI’s NOC will be available 24x7.

TROUBLE REPORTING

Verizon Business will act as the primary interface for Government users and will provide the support required by the Networx contract.

GCI will support Verizon Business in providing rapid trouble reporting of network problems via Verizon Business’s GNOC in Ashburn, VA or its backup in Cary, NC which operates 24 hours a day, 7 days a week.  The GCI NOC will provide direct monitoring of all GCI services that are dedicated to the Networx contract. If a problem is identified, the GCI NOC, in coordination with the Verizon Business GNOC, will resolve the problem and be responsible for the following issues.

a)              Identifying and clearing trouble for both agency-identified, mission-critical Telecommunication Service Priority (TSP) services and non mission-critical services.

b)             Working cooperatively with other contractors (Government and non-Government) to rapidly resolve problems.

c)              Maintaining audit trails of trouble resolution activities.

d)             Responding to inquiries concerning trouble resolution status.

e)              Providing trend analysis and sorting of trouble reports and administrative reports.

f)                Providing trouble escalation for normal and emergency events.

GCI’s NOC will address all Trouble Ticket inquires for all Alaska locations by Verizon Business.  The following 1st-3rd Level GCI contacts will be available 7x24 by pager.

1st level

Anchorage

Supervisor Anchorage Distribution Center	907-777-6972

Supervisor Network Operations Center	907-265-5594

Juneau

Supervisor Operations	907-586-1944

Fairbanks

Supervisor Operations	907-456-3434

Seattle

Sr. Technician Operations	206-448-0966

2nd level

Director Network Operations	907-265-5554

3rd level

VP Network Operations	907-265-5515

4th level

VP Carrier Relations	907 265 5632

PLANNING AND ENGINEERING

GCI will provide planning and engineering support to ensure that appropriate network services will be available to meet evolving Government requirements.  These activities will include the following:

a)              Ensuring network wide interoperability with other sub-contractors (i.e. LECs, etc.,) as well as Government and commercial networks, where the Government requires such interoperability.

b)             Developing and maintaining a contingency and restoration plan that prevents deterioration of network services.

TRANSITION, MIGRATION AND IMPLEMENTATION

GCI will also assist Verizon Business with the transition of existing FTS2001 CSDS traffic to the Networx contract as Government orders are received.

4.0          Project Term

This agreement will run concurrent with Verizon’s Networx Universal and Enterprise contracts with the GSA.  Time period will be upon issuance of a Purchase Order thru 2011.

5.0          Deliverables

See Project Scope.

6.0          Contact Information

VerizonBusiness

Name

Title

Address

City, State  Zip

Phone number

Fax number

Email address

Supplier Name - GCI

Name - Laura Rykaczewski

Title - Senior Account Manager

Address

City, State  Zip

Phone number - 907 868 5351

Fax number - 907 868 6292

Email address - lrykaczewski@gci.com

7.0          Project Staffing

Not applicable.

8.0          Work Performance

•              Security – N/A

•              Hours & Overtime – Pre-approval of time/materials above what is identified in the Cost & Schedule section is required when they impact project costs

•              Travel & Expense Guidelines – N/A

9.0          Assumptions/Risks/Dependencies

Refer to Exhibit B prime contract “flow down provisions”

10.0        Verizon Responsibilities

See Project Scope

11.0        Cost and Schedule (TBD)

The value of this SOW is estimated to be approximately $X,XXX,XXX.00 for the term of the SOW.

Year 1 (2007) = $

Year 2 (2008) = $

Year 3 (2009) = $

Year 4 (2010) = $

Pricing Structure

Section B.2.2.2.3 of Networx Universal and Enterprise RFPs

GCI will comply with all pricing submitted to Verizon for the Pricing Structure outlined in Section B Table B.2.2.2.3-5 and B.2.2.2.3-6 of the Networx RFPs.

Circuit Switched Data Service Transport Prices

GCI’s pricing to Verizon is separate from the pricing submitted by Verizon to GSA.  GCI’s pricing elements will include:

•                  Transport charges for intra-state CSDS calls originating and terminating within Alaska.

•                  Transport charges for inter-state, IDDD and private network CSDS calls originating in Alaska and terminating to Verizon’s network interface in Seattle.

•                  Transport charges for Networx CSDS calls originating from Verizon’s network interface in Seattle and terminating to GCI’s dedicated or switched access facilities in Alaska.

Table 5.1.1-1  CSDS Alaska Transport Prices

CLIN	Originating Jurisdiction	Terminating Jurisdiction	Usage Price Per Six-Second	Price Start Date	Price Stop Date	Price Replaced Date

	Alaska	Alaska

	Alaska	Seattle

	Seattle	Alaska

Table 5.1.1-1 defines the format for transport pricing information for CSDS connections. All inter-state, private network, and IDDD CSDS calls will be handed to the Verizon network interface in Seattle. All CSDS transport prices willl be billed in six-second increments. A minimum of one six-second increment will be billed per call.

Circuit Switched Data Service Feature Prices

GCI will comply with all pricing submitted to Verizon for the Pricing Structure outlined in Section B Table B.2.2.2.4-1 and B.2.2.2.4-2 of the Networx RFPs as shown in the tables below:

Table 5.2-1  GCI Circuit Switched Data Service

Feature Prices for Alaska

CLIN*	Price	Price Start Date	Price Stop Date	Price Replaced Date

Table 5.2-2 GCI Circuit Switched Data Service

Feature Pricing for Alaska

CLIN	Description	Charging Unit

0029202 (Optional)	User-to-User Signaling Via ISDN D-Channel NRC	Per installation

0029203 (Optional)	User-to-User Signaling Via ISDN D-Channel MRC	Per month

12.0        Bonding Requirements

Not applicable.

13.0        Invoicing Requirements

In order for you to receive payment, receipts must be completed and all ORIGINAL invoices must be submitted to Accounts Payable.  In the event an original invoice was sent to the Verizon end user, it will be the responsibility of the Verizon end user to ensure the original invoice is forwarded to Accounts Payable.

A valid invoice MUST contain the following:

Supplier Name	Remittance Address
Invoice Number	Purchase Order Number
Invoice Date	Dollar amount broken out by line item of the Purchase Order

The payment terms for such work will be Net 30 days from date of an authorized invoice.

Send ORIGINAL INVOICE to

Verizon Business P.O. Box 770 Ashburn, VA 20146-0770

Please send a COPY of the INVOICE to

Verizon Business
Federal - AP
2485 Natomas Park Drive, Suite 450
Sacramento, CA 95831
Jenifer.Mojonnier@verizonbusiness.com

Failure to follow the above directions may result in delay of payment.

14.0        Applicable Documents

GCI ICDs

GCI ICD_P_II_SPIM_v2.8_06072007.doc

GCI SV_7 2_ICD_GCI_v4 0.doc

GCI ICD_GCI_ASR_v2.1_01182007.doc

GCI Pricing

See attached excel worksheet.

Verizon will provide any working documents that may be required to complete the work effort.  All content will be the exclusive property of Verizon.   “GCI” will secure prior approval from Verizon before any materials are shared publicly.  Because Verizon will have provided content and approve on all material, Verizon will have sole responsibility for accuracy of contents.

15.0        Vendor Outsourced Activity

No third party subcontractor shall be added to a Statement of Work by the Consultant without obtaining prior approval from Verizon’s Primary contact above.

16.0        SOW Change of Scope Procedure (if applicable)

Any change to this Statement of Work shall be provided in writing and accepted by both Parties before being accepted and included as a part of this SOW Agreement.

17.0        Acceptance Criteria

Acceptance shall be given when all of the deliverables have been received or completed, including receipt of all documents and data produced during this project.  Approval of invoice for work performed is acknowledgement of acceptance criteria.

The parties agree that this engagement letter/SOW describes certain Services to be performed by GCI for Verizon.  GCI acknowledges and agrees that the Services described herein shall not commence until GCI receives from Verizon a Purchase Order incorporating this engagement letter/SOW.  THERE IS NO BINDING OBLIGATION BETWEEN GCI AND VERIZON WITH REGARD TO THE SPECIFIC PROJECT DESCRIBED IN THIS SOW UNTIL THE CORRESPONDING PURCHASE ORDER IS ISSUED.  FAILURE TO OBTAIN BOTH A VALID PURCHASE ORDER AND AN APPROVED ENGAGEMENT LETTER OR SOW WILL RESULT IN VERIZON HAVING NO LIABILITY OF ANY KIND FOR ANY PERFORMANCE OF SERVICES DESCRIBED HEREIN.

In WITNESS WHEREOF, the parties have entered into this Statement of Work as a part of an agreement.

Verizon Services Corporation	General Communication, Inc.

By:	By:
{Signature}	{Signature}
Richard Westlund
{Printed Name}	{Printed Name}
Senior VP & General Manager
{Title}	{Title}

{Date}	{Date}

Exhibit A

SCOPE OF WORK

DSL

(6 OF 14)

STATEMENT OF WORK

GCI Broadband DSL Based Service (DSL)

Networx Universal Contract Volume I, Section 3.3.2

1.0                              Objective

Verizon has selected GCI to meet the requirements for DSL Broadband Service (DSL). GCI will comply with all requirements for C.2.16.2.2.1.4 as outlined on the following pages.

2.0                                 Background

Broadband Access Arrangement connects an Agency location with dedicated, reliable broadband bandwidth to contractor’s data network over communication facilities, such as digital subscriber line (DSL), Ethernet Access, Cable High-Speed Service, and Fiber-To-The-Premises (FTTP) service. The range of broadband line speeds (e.g., 256 kbps to up to 1Gbps) and reliability options provided within this access arrangement category will allow Government users to satisfy their diverse needs for accessing contractor’s data networks. With this access arrangement, applications such as desktop video conferencing, distance learning, transferring of large files can be realized.

3.0                                 Project Scope

GCI is only providing the local and Alaska LD for this service.  VZB is providing the long distance portion of the service.

Technical Requirements

Section 2.16.2.2.1.4 of Networx Universal Contract

GCI shall offer a technical solution which meets the requirements of GSA’s Networx Universal and Enterprise RFPs (heretofore referred to as Networx RFPs) Section C.2.16.2.2.1.4, DSL Broadband Service, as well as provide pricing in the structure provided for in Section B.3.2.1-1 to 6, Section B.2.4.1.3.1-3, and Section B.2.7.3.3-3 of the Networx RFPs. If GCI does not provide any of the services described in Section C.2.16.2.2.1.4, then it will be GCI’s responsibility to identify a teaming partner or solution to meet all of the requirements in Section C.2.16.2.2.1.4 as it relates to DSL Broadband Service, as it pertains to Alaska coverage.

GCI shall work with Verizon on how it will provide Management and Operations (MOPS) data to support Verizon’s ability to deliver a MOPS solution and MOPS deliverables under the Networx contract(s), as defined by the requirements on Section C.3 of the Networx RFPs. This will include developing a data interchange interface with Verizon to support the MOPS requirements. Data interchange between Verizon and GCI will be defined prior to contract award and must support the requirement for Networx vendors to provide an Operational Capabilities Demonstration prior to contract award.

Verizon will provide all network connectivity for these services unless otherwise specified.

Service Overview

Verizon has selected GCI to meet the requirements for DSL Broadband Service (DSL). GCI will comply with all requirements for C.2.16.2.2.1.4 as outlined on the following pages.

Access Characteristics and Performance

Volume I, Section 3.3.2 of Networx Universal Contract

Introduction. Verizon is committed to providing the best and most secure interconnections between the customer site, (SDP), aggregation points, and ultimately the Verizon service POP. Verizon partners are required to go through extensive evaluations including; security in the network, ability to provide diverse routes, financial stability, and guidelines for timely installations and restoration. Verizon has established direct relationships with every major ILEC and over fifty competitive carriers, many of which qualify as small carriers. Verizon will add additional carriers as required to meet GSA requirements, to meet access diversity, and network security.  Below are our standards for access to out POPs and the various access methods that Verizon maintains to assure best available access for GSA and other customers.

Verizon complies with all access requirements, including all amendments that affect or modify those requirements.

Verizon POPs. Verizon is committed to security within our POPs, where Verizon restricts the access to our critical backbone network. Security measures include establishing the ability to reroute traffic in case of a catastrophic loss of a POP, two methods of back-up power for all locations through use of UPS and generators, requiring carriers to meet at diverse locations in secure telecommunications vaults, and restricting of the premise access by personnel and registered vendors. Specifically, Verizon personnel are the only individuals allowed in the facility without being escorted, and only those employees that have been accepted by a card reader will be allowed in the facility. All vendors must phone in for an appointment for routine maintenance and have emergency contacts that will meet the vendor for emergency restoration.  Wherever possible, each POP has a fence surrounding the facility, does not contain external windows, and has camera surveillance at all times. All connections from access networks to the backbone network, is done by Verizon personnel using the state of the art equipment to track and record that actual cross connections within the facility.

Access Arrangements. Access capacity is required to reach the customer premises from the POP. The preferred method is for Verizon to access the customers premises through our owned local network If Verizon has the customers building on-net , such as is the case with numerous government buildings, the circuit remains within Verizon’s network all the way and no outside access carrier is required. While this is the preferred method, the following describe best practices that Verizon currently uses to assure GSA has the best method possible to connect end-user buildings to the backbone network

The second method is for Verizon to connect to its own local carrier (MFS, Brooks, Verizon Metro, ICI) at the Pop and carry the circuit on net to the customers serving wire center, where it is handed to the LEC. Verizon normally hands off to the LEC at the DS-3 or higher level, and purchases multiplexing service from the LEC. The LEC carries the circuit to the customer premises at the multiplexed level and terminates the traffic there. In these instances, customer SWCs are connected back to the Verizon POP via individual protected 4 fiber SONET rings. In some rare instances, there may be more than one SWC on a ring, but that is extremely uncommon.

The third method of obtaining access is to interconnect with a Competitive Local Exchange Carrier (CLEC) within the Verizon POP. In this scenario, Verizon will hand to the CLEC and the CLEC will carry the traffic to the customer premises if the customer premises is on net to the CLEC. In this instance, Verizon will do its own multiplexing within the POP and cause the CLEC to transport and terminate the circuit at the required speed.

The fourth method is a variation of the second method. In this case, the circuit is handed to the CLEC in the Verizon POP and the CLEC transports the circuit to the customer Serving Wire Center, where it is handed to the LEC. In this instance the circuit is handed to the CLEC at the DS-3 or above level, and the CLEC transports at that level. Verizon then purchases multiplexing service from the LEC at the SWC and the LEC transports to the customer premises at the multiplexed level.

The fifth method of obtaining access interface and capacity is through the Local exchange Carrier (LEC). The circuit is handed to the LEC at the Verizon POP and the LEC then carries the circuit to the customer premises. In these cases, Verizon will generally hand off to the LEC at the DS-3 level, and purchase multiplexing service from the LEC. The LEC will transport the circuit to the customer premises at the multiplexed (muxed) level and terminate there.

The sixth method is for Verizon to use its owned network as far as it can, hand off to a CLEC in most cases via a cage to cage connection in a bell end offices let the CLEC carry the circuit to its extended offices where Verizon will then order a cross connect onto the LEC who carries the circuit onto the customer premise. At the point of hand off between the CLEC and Verizon to the LEC, Verizon would purchase a mux from the LEC for DS1 and DS0 capacity. The LEC will continue on at the multiplexed level to be terminated at the customer premises.

In the first six methods, Verizon strives for access providers to provide diversity wherever available whether at the customer site, using ring topology to reduce potential of an outage, or through a diverse rout to connect to the Verizon backbone locations.

A seventh method, broadband use only, is for Verizon to use a partner’s access methodology:  cable, DSL, or metro Ethernet, to connect to the partner’s aggregation point normally within th4e closest SWC, and connect to Verizon either through a layer 2 dedicated access point or through an arranged layer 3 connection, whichever is available. Verizon will then connect the access circuit to the Verizon backbone network through the nearest interconnection point or POP, whichever is closer. Verizon’s broadband carriers continue to meet and exceed industry standards in timely installation, restoration, route diversity, and scalability to meet GSA requirements. Verizon and our partners maintain an extremely high geographic coverage assuring that GSA not only has quality interconnections but that this method will of access will be a viable in as large a footprint as requested.

Assuring Best Practices. In the methods where Verizon is the only carrier, Verizon is in full and complete control of the circuit end to end and maintains industry standards through alarming and monitoring in its Tulsa Oklahoma Network Operations Center.

Where LEC access is involved, the LEC is required by tariff and by FCC regulation to maintain standards. Verizon has an entire department in Alpharetta GA. whose sole function is to monitor LEC activities and report thereon. This department has regular meetings with the individual carriers to assure that they are meeting security requirements as mandated by Verizon and individual contracts, installation and maintenance guidelines, along with updating escalation contacts between both parties in the potential event of a catastrophic event. These good practices led Verizon to quickly reconnect services after the 09/11 events in both New York, and Washington, DC.

For CLECs, interconnect standards are set by contract. While Verizon contracts are subject to privacy rules, it can be safely stated that all CLECs are required to meet industry standards for service and reliability and are normally held to a two hour mean time to repair, which exceeds GSA requirements and is among the most aggressive in the industry. Verizon also generally requires a maximum of 20 day installation guideline which is above industry best practices and has been able to obtain this higher standard based on our current relations with our partners and suppliers. Protected circuits are controlled much more tightly. CLEC interfaces are monitored at our Cary, N.C. Network Operations Center. Any outage of a DS-3 or above , whether it be at a customer site directly or through an aggregation circuit, must be reported within a very short time period, and each carrier must keep an outage log which contains the date and time of the outage, cause, resolution and time of resolution. Each carrier is further required to report, on request, any actions taken to avoid a recurrence. Verizon has very strict contractual control and penalties for failure to meet and maintain industry standards. Verizon has periodic meetings with the carriers to assure that all requirements meet current industry best practices and assure that any perceived shortfall in meeting Verizon standards will be remedied within a very short period of time. Verizon currently maintains well over 50 direct relations with CLECs that have agreed to these standards and continues to seek additional carriers that can expand our relations with quality interconnection and end-user connections as Verizon currently mandates. In addition, Verizon maintains relations through aggregators, to assure access to smaller carriers who will also agree to best industry practices.  Finally, about thirty percent of our CLEC partners currently are small or diverse carriers.

Technical Capabilities

Section C.2.16.2.2.1.4 of Networx Universal RFP

FLAG DOES NOT MAP TO NETWORX PROPOSAL/CONTRACT

GCI will comply with all technical requirements for C.2.16.2.2.1.4 as follows.

The following Broadband Access Arrangement capabilities are mandatory unless marked optional:

Broadband Access Arrangements.

a.               DSL.  This category of access arrangement shall: be offered as required by Section J.2.3.1.2:

(1)          Provide the following types of DSL services, at a minimum:

i.                  Asymmetric DSL (ADSL).  Support ADSL asymmetric data rates for upstream and downstream traffic as follows:

(a)          Upstream:  Data rates shall range from 16 to 640 kbps (e.g., 256 kbps) and optionally to 768 kbps.

(b)         Downstream:  Data rates shall range from1.5 Mbps to 6 Mbps (e.g., at 1.5, 2, 3, 4, 5, and 6 Mbps).  Speeds up to 9 Mbps is optional.

ii.               Symmetric DSL (SDSL). Support SDSL symmetric (i.e., same) data rates for both  upstream and downstream traffic at data rates up to and including 1.5 Mbps.  2.3 Mbps is optional

iii.            [Optional] ISDN IDSL (IDSL).  Support ISDN symmetric (i.e., same) data rates for both upstream and downstream traffic at data rates of 144 Kbps.

(2)          Comply with the following standards for ADSL and SDSL as applicable.

i.                  ADSL and DSL Forums

ii.               ITU-TSS Recommendation G.992 for ADSL (interoperable DSL modem and DSLAM line card)

iii.            ANSI T1.413 (compatible DSL modem and DSLAM line card from the same manufacturer)

(3)          Comply with the following standards for IDSL as applicable

i.                  ISDN Forums

(4)          Split integrated voice and data traffic for ADSL and SDSL to direct voice traffic to the telephone unit/set and data traffic to the ADSL/SDSL modem.

Other Contract Requirements

Volume FLAG Section FLAG of Networx Universal Contract

In preparation of the proposal response, GCI shall describe how it will support Verizon in responding to the Price Management Mechanism as defined in Section H.7 of the Networx Universal RFPs.

Interfaces

Section C.2.16.2.2.3.1 of Networx Universal RFP

GCI shall describe how it will provide all of the interfaces identified in Section C.2.16.2.2.3.1 of the Networx RFPs.

6.1                               Broadband Access Arrangement Interfaces

GCI will comply with all applicable interfaces required for DSL Broadband Service, as follows:

The User-to-Network Interfaces (UNIs) at the SDP as defined in the Section C.2.16.2.2.3.1, are mandatory unless marked optional:

Table 6.1-1. Broadband Access Arrangement Interfaces

UNI Type	Interface Type and Standard	Payload Data Rate or Bandwidth	Protocol Type
1	10 Base-T/TX/FX (Std: IEEE 802.3)	Link bandwidth: Up to 10 Mbps	IP (v4/v6) IEEE 802.3 Ethernet MAC (for bridging)

2	100 Base-TX/FX (Std: IEEE 802.3)	Link bandwidth: Up to 100 Mbps	IP (v4/v6) IEEE 802.3 Ethernet MAC (for bridging)

3	1000 Base-T/L/LX/B/BX/PX (Std: IEEE 802.3)	Link bandwidth: Up to 1 Gbps	IP (v4/v6) IEEE 802.3 Ethernet MAC (for bridging)

4	10 GbE	Link bandwidth: Up to	IP (v4/v6)

UNI Type	Interface Type and Standard	Payload Data Rate or Bandwidth	Protocol Type
[Optional]	(Std: IEEE 802.3)	10 Gbps	IEEE 802.3 Ethernet MAC (for bridging)

5	ITU-TSS V.35	Link bandwidth: Up to 1.92 Mbps	Transparent IP (v4/v6)

6	USB 2.0 (Std: USB Implementers’ Forum)	Link bandwidth: Up to 30 Mbps [maximum USB 2.0 bandwidth is 480 Mbps]	Transparent IP (v4/v6)

7 [Optional]	T1 [Std: Telcordia SR- TSV-002275; ANSI T1.403]	Up to 1.536 Mbps	Transparent IP (v4/v6)

8 [Optional]	ISDN BRI (Multirate) [Standard: ANSI T1.607 and 610]	144 kbps	ITU-TSS Q.931 IP (v4/v6)

NOTE:      IPv6 shall be supported when offered commercially by the contractor.

Service Level Agreements

Volume II, Appendix B.3, Attachment 1 of Networx Universal Contract

GCI shall describe how it will meet the Performance Metrics as defined by Section C.2.4.1.4.1 of the Networx RFPs for the individual services.

Internet Protocol Service SLA

•                  Availability. Availability is captured for each port number. Availability is calculated as follows.

Availability	= total expected Available time (Tex) – total outage	time (Tou)
Total Expected Available time (Tex)

Availability metrics are calculated for the Agency Bureau level by summing up Tex and Tou for all the port numbers under the Agency Bureau for a calendar month and reported as a percentage.

Availability metrics are calculated for the Agency level by summing up Tex and Tou for all the port numbers under the Agency for a calendar month and reported as a percentage.

•                  Latency. Latency is the backbone delay experienced across the Networx network. It is the average time for IP packets to travel over the Networx core network. The Backbone Latency metric does not apply for DSL, Cable High Speed, Wireless, and Satellite access methods. Latency metrics are collected at different sits in the backbone. The monthly average of latency measures collected at sites in the backbone are aggregated to arrive at Continental US and Outside Continental US values.

These values are not aggregated and assigned for a particular Agency Bureau or Agency. The SLA measures at CONUS / OCONUS levels are applicable to the agencies and agency bureau based on their location.

•                  Jitter. Jitter is the variation in backbone delay experienced across the Networx network. Jitter metrics are collected at different sites in the backbone. The monthly average of Jitter measures collected at sites in the backbone are aggregated to arrive at Continental US and Outside Continental US values.

These values are not aggregated and assigned for a particular Agency Bureau or Agency. The SLA measures at CONUS / OCONUS levels are applicable to the agencies and agency bureau based on their location.

•                  Packet Delivery Rate. Packet delivery rate (PDR) for a frame is calculated as IP packets delivered and accepted versus the number of IP packets transmitted across the Networx network.. PDR metrics are collected at different sites in the backbone. The monthly average of PDR measures collected at sites in the backbone are aggregated to arrive at Continental US and Outside Continental US values.

These values are not aggregated and assigned for a particular Agency Bureau or Agency. The SLA measures at CONUS / OCONUS levels are applicable to the agencies and agency bureau based on their location.

Performance Metrics

Section C.2.4.1.4 of Networx Universal RFP

Performance

The performance levels and acceptable quality level (AQL) of key performance indicators (KPIs) for IPS in Section C.2.4.1.4.1 are mandatory unless marked optional.

Table 7.2.1-1. Performance Metrics for IPS

Key Performance Indicator (KPI)	Service Level	Performance Standard (Threshold)	Acceptable Quality Level (AQL)	How Measured

Av(Port)	Routine	99.95%	> 99.95%	See Note 1

	Critical	99.995%	> 99.995%

Latency (CONUS)	Routine	60 ms	≤ 60 ms	See Note 2

	Critical	50 ms	≤ 50 ms

GOS(Data Delivery Rate)	Routine	99.95%	> 99.95%	See Note 3

	Critical	99.995%	> 99.995%

Time to Restore	Without Dispatch	4 hours	< 4 hours	See Note 4

	With Dispatch	8 hours	< 8 hours

Notes:

(1)          Port availability is measured end-to-end and calculated as a percentage of the total reporting interval time that the port is operationally available to the Agency.  Availability is computed by the standard formula:

Av(Port) =	RI(HR) – COT(HR)	×100
RI(HR)

For critical user type, the contractor would provide essentially 100% uptime for customer’s Internet connection with high availability equipment, redundancy, automatic restoration, and reconfiguration.

(2)          Latency is the backbone delay experienced across the Networx network.  It is the average time for IP packets to travel over the Networx core network.  The Backbone Latency metric does not apply for DSL, Cable High Speed, Wireless, and Satellite access methods.  The Internet Control Message Protocol (ICMP) test can be used to calculate packet delivery and latency.  The ICMP test consists of sending, every five minutes, a series of five test packets between Networx core service aggregation points (i.e., POPs).  The test results are analyzed to determine packet loss vs. successful delivery and speed of delivery.  Relevant standards: RFC 1242 and RFC 2285.

(3)          Network packet delivery is a measure of IP packets successfully sent and received over the Networx core network.  The data delivery rate can be measured with the ICMP test.

(4)          See Section C.3.3.1.2.4 for the definitions and measurement guidelines.

Service Quality and Performance Metrics

Volume I, Section 4.2.7.2.1 of Networx Universal Contract

GCI will comply with all performance metric requirements for IPS.

Verizon is offering IPS as a monitored network service to meet the reporting requirements for real-time network performance metrics (latency, grade of service, jitter). Verizon will comply with the requirements in Section C.2.1.6.2. For all IP-based network services, the applicable POP-to-POP performance requirements to be used will be those defined in Section C.2.4.1 (IPS).

IPS performance metrics will be measured based on the following criteria:

•                  Availability. We monitor IPS Availability (Av) using our Enterprise Trouble Management System (ETMS). Each outage is entered into a trouble ticket and recorded in ETMS. The elapsed time for each outage is measured as the difference between the timestamps when the outage is repaired and when the ticket was opened, minus any time:  (1) due to scheduled network configuration change or planned maintenance; or (2) as agreed to by the customer and Verizon, that service restoration cannot be worked due to customer-caused delays. We report Av on a monthly aggregate basis per agency using the following formula where S=IPS service, RI=reporting interval, COT=cumulative outage time, and HR=hours:

Av(S) =	RI(HR) – COT(HR)	×100
RI(HR)

•                  Latency. We monitor IPS latency between Verizon IPS POPs using a combination of User Datagram Protocol (UDP), Internet Control Message Protocol (ICMP) and SNMP. Verizon sends a series of test packets to measure latency. We report latency results in near real-time and provide aggregate reports (daily, weekly, monthly) for the previous month.

•                  Grade of Service. We monitor IPS packet loss between Verizon IPS POPs using a combination of UDP, ICMP and SNMP. Verizon sends a series of test packets to measure packet loss. We report packet loss results in near real-time and provide aggregate reports for the previous month.

•                  Time to Restore. We monitor IPS Time to Restore (TTR) using our ETMS. Verizon calculates outages as discussed under Availability, above. We report TTR on a per-incident basis.

Training

Volume II, Section 3.11 of Networx Universal Contract

GCI shall offer sales training to the Verizon Government Markets sales organization to facilitate the selling of GCI High-Speed Service both under the FTS2001 contract umbrella as well as Networx.

GCI shall offer training materials to Verizon and its customers in order to support Verizon’s ability to deliver training to Networx customers as defined by Section C.3.7 of the Networx RFPs.

Training Content

GCI will provide content for DSL training in accordance with the requirements of RFP Section C.3.7.2.

Training Development

Team Verizon’s solution for training development meets or exceeds all requirements found in RFP Section C.3.7.2.1.

Training Availability

Team Verizon’s solution for training availability meets or exceeds all requirements found in RFP C.3.7.2.2.

Training Maintenance

Team Verizon’s solution for training maintenance meets or exceeds all requirements found in RFP C.3.7.2.6.

Within 30 business days following any changes to Team Verizon’s Networx program that would result in any changes or modifications to the training program, all affected training material will be updated and made available to the Government. These modifications will be provided at no cost.

Partner Meetings/Sales Opportunities

FLAG DOES NOT MAP TO NETWORX PROPOSAL/CONTRACT.

GCI shall support meetings with Verizon Networx Partners.

GCI shall assign sales representatives to support the FTS2001 and Networx opportunities. GCI shall support Sales Opportunity Reviews to ensure collaborative planning.

4.0                               Project Term

This agreement will run concurrent with Verizon’s Networx Universal and Enterprise contracts with the GSA.  Time period will be upon issuance of a Purchase Order thru 2011.

5.0                               Deliverables

See Project Scope.

6.0                               Contact Information

VerizonBusiness

Name

Title

Address

City, State  Zip

Phone number

Fax number

Email address

Supplier Name - GCI

Name - Laura Rykaczewski

Title - Senior Account Manager

Address

City, State  Zip

Phone number - 907 868 5351

Fax number - 907 868 6292

Email address - lrykaczewski@gci.com

7.0 Project Staffing

Not applicable.

8.0 Work Performance

•    Security – N/A

•    Hours & Overtime – Pre-approval of time/materials above what is identified in the Cost & Schedule section is required when they impact project costs

•    Travel & Expense Guidelines – N/A

9.0 Assumptions/Risks/Dependencies

Refer to Exhibit B prime contract “flow down provisions”

10.0     Verizon Responsibilities

See Project Scope

11.0     Cost and Schedule (TBD)

The value of this SOW is estimated to be approximately $X,XXX,XXX.00 for the term of the SOW.

Year 1 (2007) = $

Year 2 (2008) = $

Year 3 (2009) = $

Year 4 (2010) = $

Pricing Structure

Section B.3.2.1 of Networx Universal RFP

GCI shall provide competitive pricing to Verizon. GCI shall comply with the Pricing Structure outlined in Section B.3.2.1-1 to 6, B.2.4.1.3.1-3, and B.2.7.3.3-3 of the Networx RFPs.

Broadband DSL Access

Domestic Broadband DSL Access prices depend on the specific access type used to provide the connection and either:

a.               The eight character CLLITM code of the SWC serving the SDP or

b.              In selected cases, at the contractor’s option, the location of the SDP as identified by its eight character Network Site Code (see Section C.3.2.2.10).

The Broadband DSL Access price determined by the Network Site Code shall not be higher than the Broadband DSL Access price determined by the

SWC CLLITM code.  For any specific Broadband DSL Access type, all locations served from the same wire center shall have the same prices, unless excepted as in (b) above.  Broadband DSL Access prices for any SDPs served from a given wire center shall not be increased except as follows.  Broadband DSL Access prices for an SDP may change as a result of SWC changes, additions, deletions, or redefinitions only if the new SWC resulting from the change, addition, deletion or redefinition is more than one mile from the previous SWC.

Any proposed increase in Broadband DSL Access prices resulting from such changes shall be subject to a fair and reasonable analysis and approval by the Government.  The contractor shall give a minimum of six months notice of such changes, emergency conditions excepted.

Table B.3.2.1-1 through Table B.3.2.1-6 provide the format for pricing information for Broadband DSL Access circuits.  NRCs shall not vary by SWC, but may vary by domestic region.  Non-domestic Broadband DSL Access fixed prices shall be ICB.

Table 0-1. Domestic Broadband DSL Access Prices (MRC)

CLIN*	Case Number**	SWC	Price	Price Start Date	Price Stop Date	Price Replaced Date

*           CLINs are listed by circuit type in Table B.3.2.1-6

**    Case Number is applicable for ICB CLINs only

Table 0-2. Domestic Broadband DSL Access Prices (NRC)

NRC CLIN*	Case Number**	Domestic Region ID***	Price	Price Start Date	Price Stop Date	Price Replaced Date

*     CLINs are listed by circuit type in Table B.3.2.1-6

**   Case Number is applicable for ICB CLINs only

*** Domestic Region ID’s are defined in Table B.6.6-1

Table 0-3. Domestic Broadband DSL
Access by Network Site Code(1) Exception Prices

		Network	Physical					Price	Price	Price
	Case	Site	Address of Site					Start	Stop	Replaced
CLIN*	Number**	Code***	City	State	Street	Zip	Price	Date	Date	Date

*     CLINs are listed by circuit type in Table B.3.2.1-6

**   Case Number is applicable to ICB CLINs only

*** Sites listed in this table with a monthly recurring price provided will incur this price in lieu of the SWC price provided in Table B.3.2.1-1.  The price from this table shall not exceed the corresponding price from Table B.3.2.1-1

Table 0-4. Non-Domestic Broadband DSL Access Prices (MRC)

MRC CLIN*	Case Number**	Country/ Jurisdiction ID***	Price	Currency	Price Start Date	Price Stop Date	Price Replaced Date

*     CLINs are listed by circuit type in Table B.3.2.1-6

**    Case Number is applicable for ICB CLINs only

***  Country/Jurisdiction IDs are defined in Table B.6.6-1

Table 0-5. Non-Domestic Broadband DSL Access Prices (NRC)

NRC CLIN*	Case Number**	Country/ Jurisdiction ID***	Price	Currency	Price Start Date	Price Stop Date	Price Replaced Date

(1)  Initially, this table shall be completed using street addresses as provided by the Government.  The addresses shall be replaced by Network Site Codes provided by the Government after award.  See Section B.6.5.

*                 CLINs are listed by circuit type in Table B.3.2.1-6

**          Case Number is applicable for ICB CLINs only

***   Country/Jurisdiction IDs are defined in Table B.6.6-1

Table 0-6. Broadband DSL Access Pricing Instructions

NRC CLIN Routine	NRC CLIN Critical* (Optional)	MRC CLIN Routine	MRC CLIN Critical* (Optional)	Description	Charging Unit

0760130	0760230	0760330	0760430	ADSL (1.536 Mbps / 384 kbps)	Per Line

0760131	0760231	0760331	0760431	ADSL (3 Mbps/ 512 kbps)	Per Line

0760134 (Optional)	0760234	0760334 (Optional)	0760434	ADSL (6 Mbps / 768 kbps)	Per Line

0760141 (Optional)	0760241	0760341 (Optional)	0760441	ADSL (9 Mbps/768 kbps)	Per Line

0760135	0760235	0760335	0760435	SDSL (192 kbps / 192 kbps)	Per Line

0760136	0760236	0760336	0760436	SDSL (384 kbps / 384 kbps)	Per Line

0760137	0760237	0760337	0760437	SDSL (768 kbps / 768 kbps)	Per Line

0760138	0760238	0760338	0760438	SDSL (1.536 Mbps / 1.536 Mbps)	Per Line

0760139 (Optional)	0760239	0760339 (Optional)	0760439	SDSL (2.3 Mbps / 2.3 Mbps)	Per Line

0760140 (Optional)	0760240	0760340 (Optional)	0760440	IDSL (144 kbps / 144 kbps)	Per Line

*    Critical prices are ICB

IPS Domestic Port Prices

Table B.2.4.1.3.1-3 provides the format for IPS domestic, i.e., CONUS/OCONUS, port prices for Internet service. Table B.2.4.1.3.1-4 provides the applicable charging units for the IPS domestic port types for Internet service. Domestic dial-up access will connect to the contractor’s IPS network through the domestic dial-up port. The contractor shall price the domestic dial-up port based on a flat monthly recurring charge for unlimited usage.

Domestic dedicated access will connect to the contractor’s IPS network through a domestic dedicated access port. Agencies may also connect domestic independent access to any domestic port (except to embedded access ports). The contractor shall price domestic dedicated access ports based on a monthly recurring charge. The Country/Jurisdiction IDs are provided in Section B.6.6.

Table 0-7. IPS Domestic Port Prices – Internet

CLIN	Case Number*	Country/ Jurisdiction ID**	Price	Price Start Date	Price Stop Date	Price Replaced Date

*    Case number applies to ICB CLINs only

** For Country/Jurisdiction ID codes, see Section B.6.6

Table 0-8. IPS Domestic Port Pricing Instructions - Internet

MRC Routine	MRC Critical	Description	Charging Unit

0744001	0744170	Analog Dial-Up (up tp 56/64 kbps)-CONUS	Per port

0744002	0744171	Embedded – Analog Dial-up (up to 56/64 kbps) - CONUS	Per port

0744003	0744172	Embedded – ISDN (at 64 kbps) - CONUS	Per port

0744004	0744173	Embedded – ISDN (at 128 kbps) - CONUS	Per port

0744005	0744174	Embedded – ADSL (at 1.536 Mbps/384 kbps -CONUS	Per port

0744006	0744175	Embedded –ADSL (at 3 Mbps/512 kbps) -CONUS	Per port

0744007	0744176	Embedded – ADSL (at 6 Mbps/768 kbps) - CONUS	Per port

0744008	0744177	Embedded – SDSL (at 1.536 Mbps/1.536 Mbps) – CONUS	Per port

0744010 (Optional)	0744179 (Optional)	Embedded – Cable High-speed (at 256 kbps/256 kbps) - CONUS	Per port

MRC Routine	MRC Critical	Description	Charging Unit

0744011 (Optional)	0744180 (Optional)	Embedded-Cable High-speed (at 1.54 Mbps/384 kbps) - CONUS	Per port

0744012 (Optional)	0744181 (Optional)	Embedded – Cable High-speed (at 5 Mbps/512 kbps) – CONUS	Per port

0744013 (Optional)	0744182 (Optional)	Embedded-Cable High-speed (at 10 Mbps/768 kbps)- CONUS	Per port

0744014 (Optional)	0744183 (Optional)	Embedded – MWLANS (Wireless) – up to 54 Mbps- CONUS	Per port

0744015 (Optional)	0744184 (Optional)	Embedded – Broadband Wireless – up to 19.2 kbps - CONUS	Per port, ICB

0744016 (Optional)	0744185 (Optional)	Embedded – Broadband Wireless – up to 1.54 Mbps - CONUS	Per port, ICB

0744017 (Optional)	0744186 (Optional)	Embedded – Broadband Wireless – up to 43 Mbps - CONUS	Per port, ICB

0744018	0744187	Embedded – Satellite – up to 19.2 kbps	Per port

0744019	0744188	Embedded – Satellite – up to 1.54 Mbps - CONUS	Per port

0744020	0744189	Embedded – Satellite – up to 43 Mbps - CONUS	Per port

0744086	0744255	Analog Dial-up (up to 56/64 kbps) - OCONUS	Per port

0744087	0744256	Embedded – Analog Dial-up (up to 56/64 kbps) - OCONUS	Per port

0744088	0744257	Embedded-ISDN (at 64 kbps) - OCONUS	Per port

0744089	0744258	Embedded – ISDN (at 128 kbps) - OCONUS	Per port

0744090	0744259	Embedded – ADSL (at 1.536 Mbps/384 kbps) - OCONUS	Per port

0744091	0744260	Embedded – ADSL (at 3 Mbps/512 kbps) -OCONUS	Per port

0744092	0744261	Embedded – ADSL (at 6 Mbps/768 kbps) -OCONUS	Per port

0744093	0744262	Embedded – SDSL (at 1.536 Mbps/1.536 Mbps) - OCONUS	Per port

0744168	0744337	Ethernet – 1 Gbps - OCONUS	Per port

0744169 (Optional)	0744338 (Optional)	Ethernet – 10 Gbps - OCONUS	Per port

NBIP-VPNS Transport

Table B.2.7.3.3-1 provides the format for NBIP-VPNS port prices. Tables B.2.7.3.3-2 through B.2.7.3.3-4 provide the instructions for CONUS, OCONUS and non-domestic pricing.

Table 0-9. NBIP-VPNS Port Prices

CLIN	Case Number*	Country/ Jurisdiction ID**	Price	Price Start Date	Price Stop Date	Price Replaced Date

*    Case Number applies to ICB CLINs only

** For Country/Jurisdiction IDs, see Table B.6.6-1

Table 0-10. NBIP-VPNS Port Pricing Instructions (OCONUS)

CLIN (Routine)	CLIN (Critical)	Description	Charging Unit (unless stated elsewhere)

0213501	0217101	Embedded – Analog dial-up (56 kbps), Critical is ICB	MRC per port

0213502	0217102	Embedded – ISDN dial-up (64 kbps), Critical is ICB	MRC per port

0213503	0217103	Embedded – ISDN dial-up (128 kbps), Critical is ICB	MRC per port

0213504	0217104	Embedded – ISDN dial backup (64 kbps), Critical is ICB	MRC per port

0213505	0217105	Embedded – ISDN dial backup (128 kbps), Critical is ICB	MRC per port

0213510	0217110	Embedded – ADSL (1.54 Mbps/384 kbps), Critical is ICB	MRC per port

12.0     Bonding Requirements

Not applicable.

13.0     Invoicing Requirements

In order for you to receive payment, receipts must be completed and all ORIGINAL invoices must be submitted to Accounts Payable.  In the event an original invoice was sent to the Verizon end user, it will be the responsibility of the Verizon end user to ensure the original invoice is forwarded to Accounts Payable.

A valid invoice MUST contain the following:

Supplier Name	Remittance Address
Invoice Number	Purchase Order Number
Invoice Date	Dollar amount broken out by line item of the Purchase Order

The payment terms for such work will be Net 30 days from date of an authorized invoice.

Send ORIGINAL INVOICE to	Please send a COPY of the INVOICE to
Verizon Business	Verizon Business
P.O. Box 770	Federal - AP
Ashburn, VA 20146-0770	2485 Natomas Park Drive, Suite 450
Sacramento, CA 95831
Jenifer.Mojonnier@verizonbusiness.com

Failure to follow the above directions may result in delay of payment.

14.0     Applicable Documents

GCI ICDs

GCI ICD_P_II_SPIM_v2.8_06072007.doc

GCI SV_7 2_ICD_GCI_v4 0.doc

GCI ICD_GCI_ASR_v2.1_01182007.doc

GCI Pricing

See attached excel worksheet.

Verizon will provide any working documents that may be required to complete the work effort.  All content will be the exclusive property of Verizon.   “GCI” will secure prior approval from Verizon before any materials are shared publicly.  Because Verizon will have provided content and approve on all material, Verizon will have sole responsibility for accuracy of contents.

15.0     Vendor Outsourced Activity

No third party subcontractor shall be added to a Statement of Work by the Consultant without obtaining prior approval from Verizon’s Primary contact above.

16.0     SOW Change of Scope Procedure (if applicable)

Any change to this Statement of Work shall be provided in writing and accepted by both Parties before being accepted and included as a part of this SOW Agreement.

17.0     Acceptance Criteria

Acceptance shall be given when all of the deliverables have been received or completed, including receipt of all documents and data produced during this project.  Approval of invoice for work performed is acknowledgement of acceptance criteria.

The parties agree that this engagement letter/SOW describes certain Services to be performed by GCI for Verizon.GCI acknowledges and agrees that the Services described herein shall not commence until GCI receives from Verizon a Purchase Order incorporating this engagement letter/SOW.  THERE IS NO BINDING OBLIGATION BETWEEN GCI AND VERIZON WITH REGARD TO THE SPECIFIC PROJECT DESCRIBED IN THIS SOW UNTIL THE CORRESPONDING PURCHASE ORDER IS ISSUED.  FAILURE TO OBTAIN BOTH A VALID PURCHASE ORDER AND AN APPROVED ENGAGEMENT LETTER OR SOW WILL RESULT IN VERIZON HAVING NO LIABILITY OF ANY KIND FOR ANY PERFORMANCE OF SERVICES DESCRIBED HEREIN.

In WITNESS WHEREOF, the parties have entered into this Statement of Work as a part of an agreement.

Verizon Services Corporation		General Communication, Inc.

By:		By:
	{Signature}	{Signature}
Richard Westlund
	{Printed Name}	{Printed Name}
Senior VP & General Manager
	{Title}	{Title}

	{Date}	{Date}

Exhibit A

SCOPE OF WORK

WLNAA

(7 OF 14)

STATEMENT OF WORK

GCI Wireline Access Service (WLNAA)

Networx Universal Contract Volume I, Section 3.3.2

1.0           Objective

Verizon has selected GCI to meet the requirements for Wireline Access Arrangement (WLNAA). GCI will comply with all requirements for C.2.16.2.1 as outlined on the following pages.

2.0           Background

Wireline Access Arrangement connects an Agency location with dedicated, reliable bandwidth to contractor’s network. The range of line speeds and reliability options provided within this access arrangement category allow Agency users to satisfy their diverse needs for accessing contractor’s networks. The following sections provide the requirements for WLNAA.

3.0           Project Scope

GCI is only providing the local and Alaska LD for this service.  VZB is providing the long distance portion of the service.

Technical Requirements

Section C.2.16.2.1.1.4 of Networx Universal RFP

GCI shall offer a technical solution which meets the requirements of GSA’s Networx Universal and Enterprise RFPs (heretofore referred to as Networx RFPs) Section C.2.16.2.1, Networx Wireline Access Arrangement, as well as provide pricing in the structure provided for in Section B.3.1-1 to 9, Section B.2.4.1.3.1-3, and Section B.2.7.3.3-3 of the Networx RFPs. If GCI does not provide any of the services described in Section C.2.16.2.1, then it will be GCI’s responsibility to identify a teaming partner or solution to meet all of the requirements in Section C.2.16.2.1 as it relates to Networx Wireline Access Arrangement, as it pertains to Alaska coverage.

GCI shall work with Verizon on how it will provide Management and Operations (MOPS) data to support Verizon’s ability to deliver a MOPS solution and MOPS deliverables under the Networx contract(s), as defined by the requirements on Section C.3 of the Networx RFPs. This will include developing a data interchange interface with Verizon to support the MOPS requirements. Data interchange between Verizon and GCI will be defined prior to contract award and must support the requirement for Networx vendors to provide an Operational Capabilities Demonstration prior to contract award.

Verizon will provide all network connectivity for these services unless otherwise specified.

Service Overview

Verizon has selected GCI to meet the requirements for Wireline Access Arrangement (WLNAA). GCI will comply with all requirements for C.2.16.2.1 as outlined on the following pages.

Access Characteristics and Performance

Volume I, Section 3.3.2 of Networx Universal Contract

Introduction. Verizon is committed to providing the best and most secure interconnections between the customer site, (SDP), aggregation points, and ultimately the Verizon service POP. Verizon partners are required to go through extensive evaluations including; security in the network, ability to provide diverse routes, financial stability, and guidelines for timely installations and restoration. Verizon has established direct relationships with every major ILEC and over fifty competitive carriers, many of which qualify as small carriers. Verizon will add additional carriers as required to meet GSA requirements, to meet access diversity, and network security. Below are our standards for access to out POPs and the various access methods that Verizon maintains to assure best available access for GSA and other customers.

Verizon complies with all access requirements, including all amendments that affect or modify those requirements.

Verizon POPs. Verizon is committed to security within our POPs, where Verizon restricts the access to our critical backbone network. Security measures include establishing the ability to reroute traffic in case of a catastrophic loss of a POP, two methods of back-up power for all locations through use of UPS and generators, requiring carriers to meet at diverse locations in secure telecommunications vaults, and restricting of the premise access by personnel and registered vendors. Specifically, Verizon personnel are the only individuals allowed in the facility without being escorted, and only those employees that have been accepted by a card reader will be allowed in the facility. All vendors must phone in for an appointment for routine maintenance and have emergency contacts that will meet the vendor for emergency restoration. Wherever possible, each POP has a fence surrounding the facility, does not contain external windows, and has camera surveillance at all times. All connections from access networks to the backbone network, is done by Verizon personnel using the state of the art equipment to track and record that actual cross connections within the facility.

Access Arrangements. Access capacity is required to reach the customer premises from the POP. The preferred method is for Verizon to access the customers premises through our owned local network If Verizon has the customers building on-net , such as is the case with numerous government buildings, the circuit remains within Verizon’s network all the way and no outside access carrier is required. While this is the preferred method, the following describe best practices that Verizon currently uses to assure GSA has the best method possible to connect end-user buildings to the backbone network

The second method is for Verizon to connect to its own local carrier (MFS, Brooks, Verizon Metro, ICI) at the Pop and carry the circuit on net to the customers serving wire center, where it is handed to the LEC. Verizon normally hands off to the LEC at the DS-3 or higher level, and purchases multiplexing service from the LEC. The LEC carries the circuit to the customer premises at the multiplexed level and terminates the traffic there. In these instances, customer SWCs are connected back to the Verizon POP via individual protected 4 fiber SONET rings. In some rare instances, there may be more than one SWC on a ring, but that is extremely uncommon.

The third method of obtaining access is to interconnect with a Competitive Local Exchange Carrier (CLEC) within the Verizon POP. In this scenario, Verizon will hand to the CLEC and the CLEC will carry the traffic to the customer premises if the customer premises is on net to the CLEC. In this instance, Verizon will do its own multiplexing within the POP and cause the CLEC to transport and terminate the circuit at the required speed.

The fourth method is a variation of the second method. In this case, the circuit is handed to the CLEC in the Verizon POP and the CLEC transports the circuit to the customer Serving Wire Center, where it is handed to the LEC. In this instance the circuit is handed to the CLEC at the DS-3 or above level, and the CLEC transports at that level. Verizon then purchases multiplexing service from the LEC at the SWC and the LEC transports to the customer premises at the multiplexed level.

The fifth method of obtaining access interface and capacity is through the Local exchange Carrier (LEC). The circuit is handed to the LEC at the Verizon POP and the LEC then carries the circuit to the customer premises. In these cases, Verizon will generally hand off to the LEC at the DS-3 level, and purchase multiplexing service from the LEC. The LEC will transport the circuit to the customer premises at the multiplexed (muxed) level and terminate there.

The sixth method is for Verizon to use its owned network as far as it can, hand off to a CLEC in most cases via a cage to cage connection in a bell end offices let the CLEC carry the circuit to its extended offices where Verizon will then order a cross connect onto the LEC who carries the circuit onto the customer premise. At the point of hand off between the CLEC and Verizon to the LEC, Verizon would purchase a mux from the LEC for DS1 and DS0 capacity. The LEC will continue on at the multiplexed level to be terminated at the customer premises.

In the first six methods, Verizon strives for access providers to provide diversity wherever available whether at the customer site, using ring topology to reduce potential of an outage, or through a diverse rout to connect to the Verizon backbone locations.

A seventh method, broadband use only, is for Verizon to use a partner’s access methodology:  cable, DSL, or metro Ethernet, to connect to the partner’s aggregation point normally within th4e closest SWC, and connect to Verizon either through a layer 2 dedicated access point or through an arranged layer 3 connection, whichever is available. Verizon will then connect the access circuit to the Verizon backbone network through the nearest interconnection point or POP, whichever is closer. Verizon’s broadband carriers continue to meet and exceed industry standards in timely installation, restoration, route diversity, and scalability to meet GSA requirements. Verizon and our partners maintain an extremely high geographic coverage assuring that GSA not only has quality interconnections but that this method will of access will be a viable in as large a footprint as requested.

Assuring Best Practices. In the methods where Verizon is the only carrier, Verizon is in full and complete control of the circuit end to end and maintains industry standards through alarming and monitoring in its Tulsa Oklahoma Network Operations Center.

Where LEC access is involved, the LEC is required by tariff and by FCC regulation to maintain standards. Verizon has an entire department in Alpharetta GA. whose sole function is to monitor LEC activities and report thereon. This department has regular meetings with the individual carriers to assure that they are meeting security requirements as mandated by Verizon and individual contracts, installation and maintenance guidelines, along with updating escalation contacts between both parties in the potential event of a catastrophic event. These good practices led Verizon to quickly reconnect services after the 09/11 events in both New York, and Washington, DC.

For CLECs, interconnect standards are set by contract. While Verizon contracts are subject to privacy rules, it can be safely stated that all CLECs are required to meet industry standards for service and reliability and are normally held to a two hour mean time to repair, which exceeds GSA requirements and is among the most aggressive in the industry. Verizon also generally requires a maximum of 20 day installation guideline which is above industry best practices and has been able to obtain this higher standard based on our current relations with our partners and suppliers. Protected circuits are controlled much more tightly. CLEC interfaces are monitored at our Cary, N.C. Network Operations Center. Any outage of a DS-3 or above , whether it be at a customer site directly or through an aggregation circuit, must be reported within a very short time period, and each carrier must keep an outage log which contains the date and time of the outage, cause, resolution and time of resolution. Each carrier is further required to report, on request, any actions taken to avoid a recurrence. Verizon has very strict contractual control and penalties for failure to meet and maintain industry standards. Verizon has periodic meetings with the carriers to assure that all requirements meet current industry best practices and assure that any perceived shortfall in meeting Verizon standards will be remedied within a very short period of time. Verizon currently maintains well over 50 direct relations with CLECs that have agreed to these standards and continues to seek additional carriers that can expand our relations with quality interconnection and end-user connections as Verizon currently mandates. In addition, Verizon maintains relations through aggregators, to assure access to smaller carriers who will also agree to best industry practices. Finally, about thirty percent of our CLEC partners currently are small or diverse carriers.

Technical Capabilities

Section C.2.16.2.1.1.4 of Networx Universal RFP

GCI will comply with all technical requirements for C.2.16.2.1 as follows.

FLAG DOES NOT MAP TO NETWORX PROPOSAL/CONTRACT

The following Wireline Access Arrangement capabilities are mandatory unless marked optional:

               WLNAA Technical Capabilities

1.               Integrated access of different services (e.g., VS, IPS, and CS)

a.               Over pre-allocated channels for channelized transmission service (e.g., Channelized T1)

b.              Over the same channel (e.g., Unchannelized T3, SONET OC-3c) of IP packets for Converged IP Services

c.               Over the same access circuits for both VS and TFS.

2.               Transparent to any protocol used by the Government furnished property (GFP).

3.               Transparent to all bit sequences transmitted by the GFP

4.               Network-derived clocking.

The following categories of WLNAA access arrangement shall be supported:

a.               T1. This category of WLNAA access arrangement shall support a line rate of 1.544 Mbps, which may be used to provide channelized or unchannelized T1 access arrangement as follows:

(1)          Channelized T1. In this mode, 24 separate DS0s clear channels of 56/64 kb/s shall be supported.

(2)          Unchannelized T1. In this mode, a single 1.536 Mbps information payload shall be supported.

b.               Fractional T1. This category of WLNAA access arrangement shall support two, four, six, eight, or twelve adjacent DS0 clear channels over an interface of T1 with a line rate of 1.544 Mbps.

c.               ISDN PRI. This category of WLNAA shall support 23 separate DS0 clear channels of 56/64 kbps over an interface of ISDN PRI (23B+D) with a line rate of 1.544 Mbps.

d.               T3. This category of WLNAA shall support a line rate of 44.736 Mbps, which may be used to provide channelized or unchannelized T3 access arrangement as follows:

(1)          Channelized T3. In this mode, 28 separate DS1 channels of 1.536 Mbps information payload rate shall be supported.

(2)          Unchannelized T3. In this mode, a single 43.008 Mbps payload shall be supported.

e.               Fractional T3. This category of WLNAA shall support three, four, five, or seven adjacent DS1 clear-channels.

f.                 E1 (Non-domestic). This category of WLNAA shall support a line rate of 2.048 Mbps, which may be used to provide channelized or unchannelized E1 service as follows:

(1)          Channelized E1. In this mode, 30 separate DS0 clear channels shall be supported.

(2)          Unchannelized E1. In this mode, a single 1.92 Mbps information payload shall be supported.

g.              E3 (Non-domestic). This category of WLNAA shall support a line rate of 34.368 Mbps, which may be used to provide channelized or unchannelized E3 service as follows:

(1)          Channelized E3. In this mode, 16 separate E1 channels shall be supported.

(2)          Unchannelized E3. In this mode, a single 30.72 Mbps information payload shall be supported.

h.              SONET OC-3. This category of WLNAA shall support a line rate of 155.520 Mbps, which may be used to provide channelized OC-3 or concatenated OC-3c access arrangement as follows:

(1)          Channelized OC-3. In this mode, three separate OC-1 channels, each with an information payload data rate of 49.536 Mbps, shall be supported.

(2)          Concatenated OC-3c. In this mode, a single channel equivalent to information payload data rate of 148.608 Mbps shall be supported.

i.                 SONET OC-12 (Optional). This category of WLNAA shall support a line rate of 622.080 Mbps, which may be used to provide channelized OC-12 or concatenated OC-12c access arrangement as follows.

(1)          Channelized OC-12. In this mode, 4 separate OC-3 channels, each with an information payload data rate of 148.608 Mbps, shall be supported.

(2)          Concatenated OC-12c. In this mode, a single channel equivalent to an information payload data rate of 594.432 Mbps shall be supported.

j.                 SONET OC-48 (Optional). This category of WLNAA shall support a line rate of 2.488 Gbps, which may be used to provide channelized OC-48 or concatenated OC-48c service as follows:

(1)          Channelized OC-48. In this mode, 4 separate OC-12 channels, each with an information payload data rate of 594.432 Mbps, shall be supported.

(2)          Concatenated OC-48c. In this mode, a single channel equivalent to an information payload data rate of 2.377728 Gbps shall be supported.

k.             SONET OC-192 (Optional). This category of WLNAA shall support a line rate of 10 Gbps, which may be used to provide channelized OC-192 or concatenated OC-192c service as follows:

(1)          Channelized OC-192. In this mode, 4 separate OC-48 channels, each with an information payload data rate of 2.488 Gbps, shall be supported.

(2)          Concatenated OC-192c. In this mode, a single channel equivalent to an information payload data rate of 9.510912 Gbps shall be supported.

l.                 Dial Access Line. This category of WLNAA shall support 2 wire analog lines and trunks without access integration for voice service (VS).

m.           DS0. This category of WLNAA shall support information payload data rates of 56 kbps and 64 kbps.

n.              Subrate DS0. This category of WLNAA shall support Subrate DS0 at information payload data rates of 4.8, 9.6, and 19.2 kbps.

o.               Optical Wavelength. Bi-directional wavelengths (WDM and ASTN) connections to an optical network for the following speeds:

a.               OC-48

b.              OC-192

c.               OC-768 (Optional)

p.               Dark Fiber (Optional). Dark Fiber shall support the following capabilities:

(1)          Deployed fiber shall support both single-mode and multimode fibers

(2)          Deployed fibers shall be capable of supporting a minimum of 80 DWDM wavelengths or user data with spacing as specified in ITU-T G.694.1

(3)          Deployed fibers shall be capable of operating in the “C”, and “L” bands. Support for the “S” band will also be required when commercially available.

Other Contract Requirements

Volume FLAG Section FLAG of Networx Contract

In preparation of the proposal response, GCI shall describe how it will support Verizon in responding to the Price Management Mechanism as defined in Section H.7 of the Networx Universal RFPs.

Interfaces

Section C.2.16.1.2.3.1 of Networx Universal RFP

GCI shall describe how it will provide all of the interfaces identified in Section C.2.16.2.1.3 of the Networx RFPs.

Wireline Access Arrangement Interfaces

GCI will comply with all applicable interfaces required for Wireline Access Arrangement, as follows:

The User-to-Network Interfaces (UNIs) at the SDP, as defined in the Section C.2.16.2.1.3.1, are mandatory unless indicated otherwise:

Table 6.1-1. Wireline Access Arrangement Interfaces

UNI Type	Interface Type and Standard	Payload Data Rate or Bandwidth	Signaling Type

1	ITU-TSS V.35	Up to 1.92 Mbps	Transparent

2	EIA RS-449	Up to 1.92 Mbps	Transparent

3	EIA RS-232	Up to 19.2 kbps	Transparent

4	EIA RS-530	Up to 1.92 Mbps	Transparent

5	T1 (with ESF) [Std: Telcordia SR-TSV-002275; ANSI T1.403)	Up to 1.536 Mbps	Transparent

6	ISDN PRI [Std: ANSI T1.607/610]	Up to 1.472 Mbps	Transparent

7	T3 [Std: Telcordia GR-400-CORE]	Up to 43.008 Mbps	Transparent

8	E1 (Std:ITU-TSS	Up to 1.92 Mbps G.702) (Non- domestic)	Transparent

9	E3 (Std: ITU-TSS G.702) (Non-domestic)	Up to 30.72 Mbps	Transparent

UNI Type	Interface Type and Standard	Payload Data Rate or Bandwidth	Signaling Type

10	SONET OC-3 (Std: ANSI T1.105 and 106)	148.608 Mbps	Transparent

11	SONET OC-3c (Std: ANSI T1.105 and 106)	148.608 Mbps	Transparent

12	SONET OC-12 (Std: ANSI T1.105 and 106) (Optional)	594.432 Mbps	Transparent

13	SONET OC-12c (Std: ANSI T1.105 and 106) (Optional)	594.432 Mbps	Transparent

14	SONET OC-48 (Std: ANSI T1.105 and 106) (Optional)	2.377728 Gbps	Transparent

15	SONET OC-48c (Std: ANSI T1.105 and 106) (Optional)	2.377728 Gbps	Transparent

16	SONET OC-192 (Std: ANSI T1.105 and 106) (Optional)	9.510912 Gbps	Transparent

17	SONET OC-192c (Std: ANSI T1.105 and 106) (Optional)	9.510912 Gbps	Transparent

Service Level Agreements

Volume II, Appendix B.3, Attachment 1 of Networx Universal Contract

GCI shall describe how it will meet the Performance Metrics as defined by Section C.2.5.1.4.1 of the Networx RFPs for the individual services.

Private Line Service SLA

☐    Availability. Availability is captured for each Circuit id. Availability is calculated as follows.

Availability	= total expected Available time (Tex) – total outage	time (Tou)
Total Expected Available time (Tex)

Availability metrics are calculated for the Agency Bureau level by summing up Tex and Tou for all the circuit id under the Agency Bureau for a calendar month and reported as a percentage.

Availability metrics are calculated for the Agency level by summing up Tex and Tou for all the Circuit ID under the Agency for a calendar month and reported as a percentage.

Performance Metrics

Section C.2.5.1.4 of Networx Universal RFP

The performance levels and acceptable quality level (AQL) of key performance indicators (KPIs) for Private Line Service circuits in Section C.2.5.1.4.1 are mandatory unless marked optional:

Table 7.2-1. Private Line Service Performance Metrics

Key Performance Indicator (KPI)	Service Level	Performance Standard (Threshold)	Acceptable Quality Level (AQL)	How Measured

Availability	Routine	99.8%	>99.8%	See Note 1
(POP-to-POP)	Critical	99.98%	>99.98%
(Optional)

Availability	Routine	99.4%	>99.4%
(SDP-to-SDP)	Critical	99.98%	>99.98%

Time to Restore	With Dispatch	8 hours	< 8 hours	See Note 2

	Without Dispatch	4 hours	< 4 hours

Notes:

(1)          Availability.

a.               For data rates of T1 and higher, a service is considered unavailable when a PLS circuit experiences 10 consecutive severely errored seconds (SES) [Standard:  Telcordia PUB GR-418-CORE]. An unavailable circuit is considered available when restoration activities have been completed and 30 consecutive minutes have passed without any errored seconds to account for stability and proving period. However, if there is no error second encountered during the proving period of 30 minutes, this will not be counted towards the circuit unavailable time

b.              For data rates lower than T1, cumulative outage time is calculated based on trouble ticket data.

c.               PLS availability is calculated as a percentage of the total reporting interval time that PLS is operationally available to the Agency. Availability is computed by the standard formula:

Availability=	RI(HR) – COT(HR)	×100
RI(HR)

Critical level of Service for availability only applies to T1 and above data rates.

(2)          Refer to Section C.3.3.1.2.4 for definition and how to measure.

Service Quality and Performance Metrics

Volume I, Section 4.1.7.2.1 of Networx Universal Contract

GCI will comply with all performance metric requirements for PLS.

Verizon complies with all performance metric requirements for this service. This includes support for availability with AQLs > 99.8% for routine POP-to-POP service, > 99.4% for routine SDP-to-SDP service, and > 99.98% for both POP-to-POP (Optional) and SDP-to-SDP critical service levels as required in RFP Section C.2.5.1.4. Verizon will accomplish this by utilizing stringent commercial practices for dedicated point-to-point private line access facilities along with transport over our self-healing backbone for routine applications. For critical applications, we will provision an equivalent backup point-to-point circuit using diversely routed access facilities and POP diversity.

Monitoring and Measuring KPIs and AQLs

Volume I, Section 4.1.7.2.2 of Networx Universal Contract

Verizon monitors and measures compliance with KPIs and AQLs as follows:

•                  Availability (POP-to-POP). PLS utilize the performance measurement capabilities of Verizon’s Digital Cross-Connect Systems. This performance data is continuously reported to Verizon’s Network Management System (NMS). “Rules” in that system recognize major alarms or when service degrades below the allowable performance limits (e.g., bit error rates); this data is sent to NMS surveillance personnel. Timestamps for the alarms or service degradation are recorded along with the restoration timepoints. The difference between these timestamps is considered out-of-service time and is used to calculate the service availability. This is recorded and made available for reporting to the applicable Agency. Per Note 1a of the RFP Section C.2.5.1.4.1, Verizon understands that for data rates of T1 and higher, a service is considered unavailable when a PLS circuit experiences 10 consecutive severely errored seconds (SES) [Standard:  Telcordia PUB GR-418-CORE]. Per Note 1b. Verizon understands that for data rates lower than T1, cumulative outage time is calculated based on trouble ticket data.

•                  Availability (SDP-to-SDP). PLS utilize the performance measurement capabilities of premise based equipment selected for this capability. Like the equipment at Verizon’s POPs, the performance data is continuously reported to Verizon’s NMS. Arrangements similar to Availability (POP-to-POP) above will be used to recognize and calculate availability. This is recorded and made available for reporting to the Networx customer. Verizon creates “rules” in the NMS host such that a trouble ticket is automatically opened when an out-of-service condition is recognized. Verizon’s Operations personnel then troubleshoot and repair the failure and close the trouble ticket. The time stamps between the start of the out-of-service condition and the time it is returned to service is used to calculate the “time to restore” KPI. This is recorded and made available for reporting to the applicable Agency.

•                  Time to Restore. Maintenance/operations personnel staff each Verizon POP. Verizon’s average time for technicians to arrive on any trouble site in the network is one hour. In addition to stationing personnel at critical points in the network, Verizon improves network restoration capabilities through the addition of DXCs, redundant routes, and spare capacity. The techniques and technologies that Verizon uses to improve the network’s restoration capabilities include Real-Time Restoration and NMCs. Real-Time Restoration (RTR) is a centralized, automated system that controls DXC-3/3s. RTR allows Verizon to quickly detect and isolate network disruptions, produce and deliver preplanned reroutes, implement these pre-plans to restore traffic, and normalize traffic once the network is repaired. Real Time Restoration is currently Verizon’s main restoration platform. Currently, Verizon can restore 100 DS3s in less than 15 minutes using RTR.

The service availability for Verizon-provided access circuits will meet, and in many cases exceed, 99.8 percent. LECs and CAPs typically provide access to Verizon’s Private Line transport network and services. These access arrangements are private line circuits with tariffs specifying quality assurance for availability of service. LECs typically base their tariffs on two technical references, TR-NWT-000341 for Digital Data Service (i.e., subrate DS0) and TR-INS-000342 for Terrestrial Data Service (i.e., T1). These two references define availability as the amount of time the service is usable by the end user. TR-INS-000342 defines an annual availability objective of 99.925 percent for Special Access Arrangements (private lines) at the DS1 rate, and an Errored Free Second (EFS) availability objective of 99.75 percent over a 24-hour period. TR-NWT-000341 states that DDS service availability varies by region and is not defined in the document. For DDS, the annual availability objective and EFS performance depends on the local access provider’s tariff for a specific service area. Typical commercial tariffs for local access define the service availability objective for DDS as 99.9 percent and 99.925 percent for TDS 1.544 High Capacity Digital Service (HICAP). Verizon’s SONET-based local city networks and SONET access facilities provided by CAPs and LECs have service availability objectives that typically meet or exceed 99.995 percent.

Features

Section C.2.5.1.2 of Networx Universal RFP

GCI shall describe how it will provide all of the features identified in Section C.2.16.2.1.2-1 of the Networx RFPs. GCI shall also price the required features per B.3.1-9 and provide in the required format.

8.1  Features

FLAG DOES NOT MAP TO NETWORX PROPOSAL/CONTRACT

The following Private Line Service features listed in Section C.2.5.1.2.1 are mandatory unless marked optional:

Table 8.1-1. Private Line Service Features

ID Number	Name of Feature	Description

1	Multipoint Connection

The contractor shall allow interconnection of three or more subscribers’ premises as follows:

Branch-Off. In this mode, all SDPs shall be treated as one shared medium and each point shall be able to autonomously send and receive data. The CPE application will ensure master/slave mode of operation (e.g., polling scheme used in IBM 3270 mode of data communication).

Drop-and-Insert. In this mode, previously specified channels of a channelized T1, T3, SONET OC-3, or SONET OC-12 service category shall be able to be dropped off and new channels shall be able to be simultaneously picked up or inserted.

2	Special Routing

The contractor shall provide different routes for PLS circuits based on the following arrangements:

1.     Transport Diversity. Between connecting POPs, the contractor shall supply two or more physically separated routes for PLS circuits. These diverse routes shall not share common telecommunications facilities or offices. The contractor shall maintain a minimum separation of 30 feet throughout all diverse routes. The Government recognizes that uncompromised (i.e., adhering to the minimum separation requirements as described above) diversity may not be available in some locations. Where uncompromised diversity is not available, the contractor shall exert best efforts to propose an acceptable arrangement along with documentation describing the compromise. Each pair of circuits that must be diverse from each other constitutes a relationship pair. For example, three circuits ordered as being diverse from each other constitute three relationship pairs, i.e., 1 and 2, 1 and 3, and 2 and 3. If diversity is not available or the compromised diversity is not acceptable to the Government, it shall be negotiated on an individual case basis.

2.     Transport Avoidance. Between connecting POPs, the contractor shall supply the capability for a customer to define a geographic location or route on the network to avoid. The Government recognizes that avoidance may not be available in some locations. Where avoidance is not available, the contractor shall exert best efforts to propose an acceptable arrangement along with documentation describing the reasons for the unavailability.

The contractor shall establish an internal control (i.e., electronic flagging of routes) to prevent accidental dismantling of diversified/avoidance routes, especially during routine route optimization initiatives by the contractor.

The contractor shall provide, within 30 calendar days of the implementation of transport diversity or avoidance, and again thereafter whenever a change is made, a graphical representation (e.g., diagrams/maps) of transport circuit routes to show where diversity or avoidance has been implemented. The contractor shall provide, at least 30 calendar days in advance of implementation, written notification to the Agency

ID Number	Name of Feature	Description

(with a copy to the PMO) requesting Government approval of any proposed reconfiguration of routes that were previously configured for transport diversity or avoidance.

When a user selects an explicit diversity and/or avoidance, the performance level of the PLS circuit will be specified by the user at the service ordering time.

3	Analog Line Conditioning [Optional]	The contractor shall provide voice grade C (e.g., C3) and D (e.g., D6) conditioning for analog lines (Standard: Telcordia Pubs: TR-NWT-000335 and TR-NWT-000965).

4	Low Bit Rate Voice [Optional]

The contractor shall allow for voice at 32 Kbps and for analog data at 4.8 Kbps utilizing contractor provided equipment and shall conform to Adaptive Differential Pulse Code Modulation (ADPCM) according to North American adaptation of ITU-TSS recommendation G.721 (compression of a ITU-TSS B.711 voice band signal at 32 Kbps) as modified by ANSI.

5	7.5 kHz Audio

The contractor shall allow a 7.5 kHz audio signal, delivered and received in analog form, which shall be compressed by the contractor provided equipment for transmission over a DS0 channel. The audio quality shall not be less than what is available using ADPCM compression technology (standard: ITU-TSS G.726).

Training

Volume II, Section 3.11 of Networx Universal Contract

GCI shall offer sales training to the Verizon Government Markets sales organization to facilitate the selling of GCI High-Speed Service both under the FTS2001 contract umbrella as well as Networx.

GCI shall offer training materials to Verizon and its customers in order to support Verizon’s ability to deliver training to Networx customers as defined by Section C.3.7 of the Networx RFPs.

Training Content

GCI will provide content for WLNAA training in accordance with the requirements of RFP Section C.3.7.2.

Training Development

Team Verizon’s solution for training development meets or exceeds all requirements found in RFP Section C.3.7.2.1.

Training Availability

Team Verizon’s solution for training availability meets or exceeds all requirements found in RFP C.3.7.2.2.

Training Maintenance

Team Verizon’s solution for training maintenance meets or exceeds all requirements found in RFP C.3.7.2.6.

Within 30 business days following any changes to Team Verizon’s Networx program that would result in any changes or modifications to the training program, all affected training material will be updated and made available to the Government. These modifications will be provided at no cost.

Partner Meetings/Sales Opportunities

FLAG DOES NOT MAP TO NETWORX PROPOSAL/CONTRACT.

GCI shall support meetings with Verizon Networx Partners.

GCI shall assign sales representatives to support the FTS2001 and Networx opportunities. GCI shall support Sales Opportunity Reviews to ensure collaborative planning.

4.0          Project Term

This agreement will run concurrent with Verizon’s Networx Universal and Enterprise contracts with the GSA.  Time period will be upon issuance of a Purchase Order thru 2011.

5.0          Deliverables

See Project Scope.

6.0          Contact Information

VerizonBusiness

Name

Title

Address

City, State  Zip

Phone number

Fax number

Email address

Supplier Name - GCI

Name - Laura Rykaczewski

Title - Senior Account Manager

Address

City, State  Zip

Phone number - 907 868 5351

Fax number - 907 868 6292

Email address - lrykaczewski@gci.com

7.0          Project Staffing

Not applicable.

8.0          Work Performance

•              Security – N/A

•              Hours & Overtime – Pre-approval of time/materials above what is identified in the Cost & Schedule section is required when they impact project costs

•              Travel & Expense Guidelines – N/A

9.0          Assumptions/Risks/Dependencies

Refer to Exhibit B prime contract “flow down provisions”

10.0        Verizon Responsibilities

See Project Scope

11.0        Cost and Schedule (TBD)

The value of this SOW is estimated to be approximately $X,XXX,XXX.00 for the term of the SOW.

Year 1 (2007) = $

Year 2 (2008) = $

Year 3 (2009) = $

Year 4 (2010) = $

Pricing Structure

Section B.3.1 of Networx Universal RFP

GCI shall provide competitive pricing to Verizon. GCI shall comply with the Pricing Structure outlined in  Section 3.1-1 to 9, B.2.4.1.3.1-3, and B.2.7.3.3-3 of the Networx RFPs.

Wireline Access Arrangement

The technical requirements for Wireline Access are specified in Section C.2.16.

The price for providing Wireline Access shall comprise of one or more of the following elements:

a.               Non-Recurring Charge

b.              Monthly Recurring Charge

c.               Feature Charges

Other provisioning prices that are applicable to use of services connected via Wireline Access are included in the service-specific price tables in Section B.2.

For pricing purposes, the physical address of the SDP location will determine the wire center used for the provision of wireline and DSL broadband dedicated access.

Domestic Wireline Access prices depend on the specific access type used to provide the connection and either:

d.              The eight character CLLI™ code of the Serving Wire Center (SWC) serving the SDP; or

e.               In selected cases, at the contractor’s option, the location of the SDP as identified by its eight character Site Code (see Section C.3.2.2.10).

The Wireline Access price determined by the Site Code shall not be higher than the Wireline Access price determined by the SWC CLLI™ code. For any specific Wireline Access type, all locations served from the same SWC shall have the same prices, unless excepted as in (e) above. Wireline Access prices for any SDPs served from a given wire center shall not be increased except as follows. Wireline Access prices for an SDP may change as a result of SWC changes, additions, deletions, or redefinitions only if the new SWC resulting from the change, addition, deletion or redefinition is more than one mile from the previous SWC.

Any proposed increase in access prices resulting from such changes shall be subject to a fair and reasonable analysis and approval by the Government. The contractor shall give a minimum of six months notice of such changes, emergency conditions excepted.

Tables B.3.1-1 through Table B.3.1-6 provide the format for pricing information for Wireline Access circuits. NRCs shall not vary by SWC, but may vary by domestic region.

Table 0-1. Domestic Wireline Access Prices (MRC)

MRC CLIN*	Case Number**	SWC	Price Start Date	Price Stop Date	Price Replaced Date	Price

*                 CLINs are listed by Wireline Access type in Table B.3.1-6

**          Case Number is applicable to ICB CLINs only

Table 0-2. Domestic Wireline Access Prices (NRC)

NRC CLIN*	Case Number**	Domestic Region ID***	Price	Price Start Date	Price Stop Date	Price Replaced Date

*                 CLINs are listed by Wireline Access type in Table B.3.1-6

**          Case Number is applicable to ICB CLINs only

***   Domestic region IDs are defined in Table B.6.6-1

Table 0-3. Domestic Wireline Access
by Network Site Code(2) MRC Exception Prices

		Network	Physical					Price	Price	Price
	Case	Site	Address of Site					Start	Stop	Replaced
CLIN*	Number**	Code***	City	State	Street	Zip	Price	Date	Date	Date

*                 CLINs are listed by dedicated access type in Table B.3.1-6

**          Case Number is applicable to ICB CLINs only

***   Sites listed in this table with a monthly recurring price provided will incur this price in lieu of the SWC price provided in Table B.3.1-1. The price from this table shall not exceed the corresponding price from Table B.3.1-1

Table 0-4. Non-Domestic Wireline Access Prices (MRC)

CLIN*	Case Number**	Country/ Jurisdiction ID***	Network Site Code	Price	Currency	Price Start Date	Price Stop Date	Price Replaced Date

(2) Initially, this table shall be completed using street addresses as provided by the Government. The addresses shall be replaced by Network Site Codes provided by the Government after award. See Section B.6.5.

*                 CLINs are listed by Wireline Access type in Table B.3.1-6

**          Case Number is applicable for ICB CLINs only

***   Country/Jurisdiction IDs are defined in Table B.6.6-1

Table 0-5. Non-Domestic Wireline Access Prices (NRC)

CLIN*	Case Number**	Country/ Jurisdiction ID***	Network Site Code	Price	Currency	Price Start Date	Price Stop Date	Price Replaced Date

*                 CLINs are listed by Wireline Access type in Table B.3.1-6

**          Case Number is applicable for ICB CLINs only

***   Country/Jurisdiction IDs are defined in Table B.6.6-1

Table 0-6. Wireline Access Pricing Instructions

NRC CLIN Routine	NRC CLIN Critical* (Optional)	MRC CLIN Routine	MRC CLIN Critical* (Optional)	Description	Charging Unit	Notes

0760101	0760201	0760301	0760401	Analog (4 kHz)	Per Circuit

0760102	0760202	0760302	0760402	Subrate DS0 @ 4.8 kbs	Per Circuit

0760103	0760203	0760303	0760403	Subrate DS0 @ 9.6 kbs	Per Circuit

0760104	0760204	0760304	0760404	DS0 (56/64 kbs)	Per Circuit

0760106	0760206	0760306	0760406	FT1 - DS0 x 2	Per Circuit

0760107	0760207	0760307	0760407	FT1 - DS0 x 4	Per Circuit

0760108	0760208	0760308	0760408	FT1 - DS0 x 6	Per Circuit

0760109	0760209	0760309	0760409	FT1 - DS0 x 8	Per Circuit

0760110	0760210	0760310	0760410	FT1 - DS0 x 12	Per Circuit

0760111	0760211	0760311	0760411	T1 (1.536 Mbs)	Per Circuit

NRC CLIN Routine	NRC CLIN Critical* (Optional)	MRC CLIN Routine	MRC CLIN Critical* (Optional)	Description	Charging Unit	Notes

0760112	0760212	0760312	0760412	ISDN PRI	Per Circuit

0760113	0760213	0760313	0760413	FT3 - DS1 x 3	Per Circuit

0760114	0760214	0760314	0760414	FT3 - DS1 x 4	Per Circuit

0760115	0760215	0760315	0760415	FT3 - DS1 x 5	Per Circuit

0760116	0760216	0760316	0760416	FT3 - DS1 x 7	Per Circuit

0760117	0760217	0760317	0760417	T3 (43.008 Mbs)	Per Circuit

0760118	0760218	0760318	0760418	SONETS OC-3	Per Circuit	ICB**

0760119	0760219	0760319	0760419	SONETS OC-3c	Per Circuit	ICB**

0760120 (Optional)	0760220	0760320 (Optional)	0760420	SONETS OC-12	Per Circuit	ICB**

0760121 (Optional)	0760221	0760321 (Optional)	0760421	SONETS OC-12c	Per Circuit	ICB**

0760122 (Optional)	0760222	0760322 (Optional)	0760422	SONETS OC-48	Per Circuit	ICB**

0760123 (Optional)	0760223	0760323 (Optional)	0760423	SONETS OC-48c	Per Circuit	ICB**

0760124 (Optional)	0760224	0760324 (Optional)	0760424	SONETS OC-192	Per Circuit	ICB**

0760125 (Optional)	0760225	0760325 (Optional)	0760425	SONETS OC-192c	Per Circuit	ICB**

0760126	0760226	0760326	0760426	Dial Access Line	Per Circuit

0760127	0760227	0760327	0760427	E1	Per Circuit

0760128	0760228	0760328	0760428	E3	Per Circuit

0760170	0760270	0760370	0760470	OWS OC-48	Per Circuit	ICB**

0760171	0760271	0760371	0760471	OWS OC-192	Per Circuit	ICB**

0760172 (Optional)	0760272	0760372 (Optional)	0760472	OWS OC-768	Per Circuit	ICB**

0760173 (Optional)	0760273	0760373 (Optional)	0760473	DFS Single Fiber Strand	Per Strand	ICB**

0760174 (Optional)	0760274	0760374 (Optional)	0760474	DFS Fiber Pair	Per Fiber Pair	ICB**

*                 Critical prices are ICB

**          All optical wireline access CLINs shall be ICB

WLNAA Feature Prices

Table B.3.1-7 through Table B.3.1-9 provide the format for pricing information for the features available with Wireline Access.

Table 0-7. Domestic Wireline Access Feature Prices

CLIN*	Case Number**	Domestic Region ID***	Price	Price Start Date	Price Stop Date	Price Replaced Date

*      See feature pricing instructions in Table B.3.1-9 for the applicable charging mechanisms and charging units for each feature

**          Case Number is applicable for ICB CLINs only

***   Domestic Region IDs are given in Table B.6.6-1

Table 0-8. Non-Domestic Wireline Access Feature Prices

CLIN*	Case Number**	Country/ Jurisdiction ID***	Price	Currency	Price Start Date	Price Stop Date	Price Replaced Date

*      See feature pricing instructions in Table B.3.1-9 for the applicable charging mechanisms and charging units for each feature

**   Case Number is applicable for ICB CLINs only

*** Country/Jurisdiction IDs are defined in Table B.6.6-1

Table 0-9. Wireline
Access Feature Pricing Instructions

CLIN	Description	Charging Unit	Notes

0769002	Access Route or Path Diversity	MRC	ICB

0769003	Access Route or Path Diversity	NRC	ICB

0769004	Access Route or Path Avoidance	MRC	ICB

0769005	Access Route or Path Avoidance	NRC	ICB

IPS Domestic Port Prices

Table B.2.4.1.3.1-3 provides the format for IPS domestic, i.e., CONUS/OCONUS, port prices for Internet service. Table B.2.4.1.3.1-4 provides the applicable charging units for the IPS domestic port types for Internet service. Domestic dial-up access will connect to the contractor’s IPS network through the domestic dial-up port. The contractor shall price the domestic dial-up port based on a flat monthly recurring charge for unlimited usage.

Domestic dedicated access will connect to the contractor’s IPS network through a domestic dedicated access port. Agencies may also connect domestic independent access to any domestic port (except to embedded access ports). The contractor shall price domestic dedicated access ports based on a monthly recurring charge. The Country/Jurisdiction IDs are provided in Section B.6.6.

Table 0-10. IPS Domestic Port Prices – Internet

CLIN	Case Number*	Country/ Jurisdiction ID**	Price	Price Start Date	Price Stop Date	Price Replaced Date

*      Case number applies to ICB CLINs only

**   For Country/Jurisdiction ID codes, see Section B.6.6

Table 0-11. IPS Domestic Port Pricing Instructions - Internet

MRC Routine	MRC Critical	Description	Charging Unit

0744365	0744414	Dedicated DS0 – OCONUS	Per port

0744366	0744415	Dedicated FT1 (2XDS0) – OCONUS	Per port

0744367	0744416	Dedicated FT1 (3XDS0) – OCONUS	Per port

0744368	0744417	Dedicated FT1 (4XDS0) – OCONUS	Per port

0744369	0744418	Dedicated FT1 (5XDS0) – OCONUS	Per port

0744370	0744419	Dedicated FT1 (6XDS0) – OCONUS	Per port

0744371	0744420	Dedicated FT1 (7XDS0) – OCONUS	Per Port

0744372	0744421	Dedicated FT1 (8XDS0) – OCONUS	Per port

0744373	0744422	Dedicated T1 – OCONUS	Per port

0744374	0744423	Dedicated FT3 (2XDS1) – OCONUS	Per port

MRC Routine	MRC Critical	Description	Charging Unit

0744375	0744424	Dedicated FT3 (3XDS1) – OCONUS	Per port

0744376	0744425	Dedicated FT3 (4XDS1) – OCONUS	Per port

0744377	0744426	Dedicated FT3 (5XDS1) – OCONUS	Per port

0744378	0744427	Dedicated FT3 (6XDS1) – OCONUS	Per port

0744379	0744428	Dedicated FT3 (7XDS1) – OCONUS	Per port

0744380	0744429	Dedicated FT3 (8XDS1) – OCONUS	Per port

0744383	0744432	Dedicated T3 – OCONUS	Per port

0744384	0744433	Dedicated OC3c (155 Mbps) – OCONUS	Per port

0744385	0744434	Dedicated OC12c (622 Mbps) – OCONUS	Per port

0744386	0744435	Dedicated OC48c (2.5 Gbps) – OCONUS	Per port

0744387	0744436	Dedicated OC192c (10 Gbps) – OCONUS	Per port

0744086	0744255	Analog Dial-up (up to 56/64 kbps) – OCONUS	Per port

0744087	0744256	Embedded – Analog Dial-up (up to 56/64 kbps) - OCONUS	Per port

0744088	0744257	Embedded-ISDN (at 64 kbps) - OCONUS	Per port

0744089	0744258	Embedded – ISDN (at 128 kbps) - OCONUS	Per port

NBIP-VPNS Transport

Table B.2.7.3.3-1 provides the format for NBIP-VPNS port prices. Tables B.2.7.3.3-2 through B.2.7.3.3-4 provide the instructions for CONUS, OCONUS and non-domestic pricing.

Table 0-12. NBIP-VPNS Port Prices

CLIN	Case Number*	Country/ Jurisdiction ID**	Price	Price Start Date	Price Stop Date	Price Replaced Date

*      Case Number applies to ICB CLINs only

**   For Country/Jurisdiction IDs, see Table B.6.6-1

Table 0-13. NBIP-VPNS Port Pricing Instructions (OCONUS)

CLIN (Routine)	CLIN (Critical)	Description	Charging Unit (unless stated elsewhere)

0213501	0217101	Embedded – Analog dial-up (56 kbps), Critical is ICB	MRC per port

0213502	0217102	Embedded – ISDN dial-up (64 kbps), Critical is ICB	MRC per port

0213503	0217103	Embedded – ISDN dial-up (128 kbps), Critical is ICB	MRC per port

0213504	0217104	Embedded – ISDN dial backup (64 kbps), Critical is ICB	MRC per port

0213505	0217105	Embedded – ISDN dial backup (128 kbps), Critical is ICB	MRC per port

0213571	0217145	64 kbps (DS0)	MRC per port

0213572	0217146	FT1 (2 x DS0)	MRC per port

0213573	0217147	FT1 (3 x DS0)	MRC per port

0213574	0217148	FT1 (4 x DS0)	MRC per port

0213575	0217149	FT1 (5 x DS0)	MRC per port

0213576	0217150	FT1 (6 x DS0)	MRC per port

0213545	0217151	T1	MRC per port

0213546	0217152	FT3 (2 x T1)	MRC per port

0213547	0217153	FT3 (3 x T1)	MRC per port

0213548	0217154	FT3 (4 x T1)	MRC per port

0213549	0217155	FT3 (5 x T1)	MRC per port

0213550	0217156	FT3 (6 x T1)	MRC per port

0213551	0217157	FT3 (7 x T1)	MRC per port

0213552	0217158	FT3 (8 x T1)	MRC per port

0213553	0217159	FT3 (9 x T1)	MRC per port

0213554	0217160	FT3 (10 x T1)	MRC per port

0213555	0217161	T3	MRC per port

0213561	0217167	OC-3c	MRC per port

0213562	0217168	OC-12c	MRC per port

0213563	0217169	OC-48c	MRC per port

0213564	0217170	OC-192c	MRC per port

12.0        Bonding Requirements

Not applicable.

13.0        Invoicing Requirements

In order for you to receive payment, receipts must be completed and all ORIGINAL invoices must be submitted to Accounts Payable.  In the event an original invoice was sent to the Verizon end user, it will be the responsibility of the Verizon end user to ensure the original invoice is forwarded to Accounts Payable.

A valid invoice MUST contain the following:

Supplier Name	Remittance Address
Invoice Number	Purchase Order Number
Invoice Date	Dollar amount broken out by line item of the Purchase Order

The payment terms for such work will be Net 30 days from date of an authorized invoice.

Send ORIGINAL INVOICE to	Please send a COPY of the INVOICE to

Verizon Business P.O. Box 770 Ashburn, VA 20146-0770	Verizon Business Federal - AP 2485 Natomas Park Drive, Suite 450 Sacramento, CA 95831 Jenifer.Mojonnier@verizonbusiness.com

Failure to follow the above directions may result in delay of payment.

14.0        Applicable Documents

GCI ICDs

GCI ICD_P_II_SPIM_v2.8_06072007.doc

GCI SV_7 2_ICD_GCI_v4 0.doc

GCI ICD_GCI_ASR_v2.1_01182007.doc

GCI Pricing

See attached excel worksheet.

Verizon will provide any working documents that may be required to complete the work effort.  All content will be the exclusive property of Verizon.   “GCI” will secure prior approval from

Verizon before any materials are shared publicly.  Because Verizon will have provided content and approve on all material, Verizon will have sole responsibility for accuracy of contents.

15.0        Vendor Outsourced Activity

No third party subcontractor shall be added to a Statement of Work by the Consultant without obtaining prior approval from Verizon’s Primary contact above.

16.0        SOW Change of Scope Procedure (if applicable)

Any change to this Statement of Work shall be provided in writing and accepted by both Parties before being accepted and included as a part of this SOW Agreement.

17.0        Acceptance Criteria

Acceptance shall be given when all of the deliverables have been received or completed, including receipt of all documents and data produced during this project.  Approval of invoice for work performed is acknowledgement of acceptance criteria.

The parties agree that this engagement letter/SOW describes certain Services to be performed by GCI for Verizon.  GCI acknowledges and agrees that the Services described herein shall not commence until GCI receives from Verizon a Purchase Order incorporating this engagement letter/SOW.  THERE IS NO BINDING OBLIGATION BETWEEN GCI AND VERIZON WITH REGARD TO THE SPECIFIC PROJECT DESCRIBED IN THIS SOW UNTIL THE CORRESPONDING PURCHASE ORDER IS ISSUED.  FAILURE TO OBTAIN BOTH A VALID PURCHASE ORDER AND AN APPROVED ENGAGEMENT LETTER OR SOW WILL RESULT IN VERIZON HAVING NO LIABILITY OF ANY KIND FOR ANY PERFORMANCE OF SERVICES DESCRIBED HEREIN.

In WITNESS WHEREOF, the parties have entered into this Statement of Work as a part of an agreement.

Verizon Services Corporation	General Communication, Inc.

By:	By:
{Signature}	{Signature}
Richard Westlund
{Printed Name}	{Printed Name}
Senior VP & General Manager
{Title}	{Title}

{Date}	{Date}

Exhibit A

SCOPE OF WORK

ETHERNET

(8 OF 14)

STATEMENT OF WORK

GCI Broadband Ethernet Access Arrangement (ETHER)

Networx Universal Contract Volume I, Section 3.3.2

1.0         Objective

Verizon has selected GCI to meet the requirements for Broadband Ethernet Access Arrangement (ETHER). GCI will comply with all requirements for C.2.16.2.2.1.4 as outlined on the following pages.

2.0         Background

Broadband Access Arrangement connects an Agency location with dedicated, reliable broadband bandwidth to contractor’s data network over communication facilities, such as digital subscriber line (DSL), Ethernet Access, Cable High-Speed Service, and Fiber-To-The-Premises (FTTP) service. The range of broadband line speeds (e.g., 256 kbps to up to 1Gbps) and reliability options provided within this access arrangement category will allow Government users to satisfy their diverse needs for accessing contractor’s data networks. With this access arrangement, applications such as desktop video conferencing, distance learning, transferring of large files can be realized.

3.0         Project Scope

GCI is only providing the local and Alaska LD for this service.  VZB is providing the long distance portion of the service.

Technical Requirements

Section C.2.16.2.2.1.4 of Networx Universal RFP

GCI shall offer a technical solution which meets the requirements of GSA’s Networx Universal and Enterprise RFPs (heretofore referred to as Networx RFPs) Section C.2.16.2.2.1.4, Broadband Ethernet Access Arrangement, as well as provide pricing in the structure provided for in Section B.3.2.2-1 to 5, Section B.2.4.1.3.1-3, and Section B.2.7.3.3-3 of the Networx RFPs. If GCI does not provide any of the services described in Section C.2.16.2.2.1.4, then it will be GCI’s responsibility to identify a teaming partner or solution to meet all of the requirements in Section C.2.16.2.2.1.4 as it relates to Broadband Ethernet Access Arrangement, as it pertains to Alaska coverage.

GCI shall work with Verizon on how it will provide Management and Operations (MOPS) data to support Verizon’s ability to deliver a MOPS solution and MOPS deliverables under the Networx contract(s), as defined by the requirements on Section C.3 of the Networx RFPs. This will include developing a data interchange interface with Verizon to support the MOPS requirements. Data interchange between Verizon and GCI will be defined prior to contract award and must support the requirement for Networx vendors to provide an Operational Capabilities Demonstration prior to contract award.

Verizon will provide all network connectivity for these services unless otherwise specified.

Service Overview

Verizon has selected GCI to meet the requirements for Broadband Ethernet Access Arrangement (ETHER). GCI will comply with all requirements for C.2.16.2.2.1.4 as outlined on the following pages.

Technical Capabilities

Section C.2.16.2.2.1.4 of Networx Universal RFP

FLAG DOES NOT MAP TO NETWORX PROPOSAL/CONTRACT

GCI will comply with all technical requirements for C.2.16.2.2.1.4 as follows.

The following Broadband Access Arrangement capabilities are mandatory unless marked optional:

Broadband Access Arrangements.

b.     Ethernet Access [Optional]. If offered, this category of access arrangement shall:

i.      Provide access to Ethernet service/network through the use of data link layer 2 protocol and be transparent to the upper layer protocols (i.e. layer 3 and above) for:

(1)   Ethernet LAN at 10 Mbps

(2)   Ethernet LAN at 100 Mbps

(3)   Ethernet LAN at 1 Gbps

(4)   Ethernet LAN at 10 Gbps (Optional).

ii.     Comply with the following standards for Ethernet Access as

i.      IEEE 802.3, including 10 Base-T/TX/FX, 100 Base-TX/FX, 1000 Base-T/FX/L/LX/B/BX/PX, and 10 Gigabit Ethernet (IEEE 802.3ae and 10 GbE)

ii.     Support the following payload data rates for the Ethernet Access link

(1)   10 Mbps

(2)   100 Mbps

(3)   1 Gbps

(4)   10 Gbps (Optional)

Other Contract Requirements

Volume FLAG Section FLAG of Networx Universal Contract

In preparation of the proposal response, GCI shall describe how it will support Verizon in responding to the Price Management Mechanism as defined in Section H.7 of the Networx Universal RFPs.

Interfaces

Section C.2.16.2.2.3.1 of Networx Universal RFP

GCI shall describe how it will provide all of the interfaces identified in Section C.2.16.2.2.3.1 of the Networx RFPs.

Broadband Access Arrangement Interfaces

GCI will comply with all applicable interfaces required for Broadband Ethernet Access, as follows:

The User-to-Network Interfaces (UNIs) at the SDP as defined in the Section C.2.16.2.2.3.1, are mandatory unless marked optional:

Table 6.1-1. Broadband Access Arrangement Interfaces

UNI Type	Interface Type and Standard	Payload Data Rate or Bandwidth	Protocol Type

1	10 Base-T/TX/FX(Std: IEEE 802.3)	Link bandwidth: Up to 10 Mbps	IP (v4/v6) IEEE 802.3 Ethernet MAC (for bridging)

2	100 Base-TX/FX (Std: IEEE 802.3)	Link bandwidth: Up to 100 Mbps	IP (v4/v6) IEEE 802.3 Ethernet MAC (for bridging)

3	1000 Base-T/L/LX/B/BX/PX (Std: IEEE 802.3)	Link bandwidth: Up to 1 Gbps	IP (v4/v6) IEEE 802.3 Ethernet MAC (for bridging)

4 [Optional]	10 GbE (Std: IEEE 802.3)	Link bandwidth: Up to 10 Gbps	IP (v4/v6) IEEE 802.3 Ethernet MAC (for bridging)

5	ITU-TSS V.35	Link bandwidth: Up to 1.92 Mbps	Transparent IP (v4/v6)

6	USB 2.0 (Std: USB Implementers’ Forum)	Link bandwidth: Up to 30 Mbps [maximum USB 2.0 bandwidth is 480 Mbps]	Transparent IP (v4/v6)

7 [Optional]	T1[Std: Telcordia SR- TSV-002275; ANSI T1.403]	Up to 1.536 Mbps	Transparent IP (v4/v6)

UNI Type	Interface Type and Standard	Payload Data Rate or Bandwidth	Protocol Type

8 [Optional]	ISDN BRI (Multirate) [Standard: ANSI T1.607 and 610]	144 kbps	ITU-TSS Q.931 IP (v4/v6)

NOTE:  IPv6 shall be supported when offered commercially by the contractor.

Service Level Agreements

Volume II, Appendix B.3, Attachment 1 of Networx Universal Contract

GCI shall describe how it will meet the Performance Metrics as defined by Section C.2.4.1.4.1 of the Networx RFPs for the individual services.

Internet Protocol Service SLA

•                  Availability. Availability is captured for each port number. Availability is calculated as follows.

Availability	= total expected Available time (Tex) – total outage	time (Tou)
Total Expected Available time (Tex)

Availability metrics are calculated for the Agency Bureau level by summing up Tex and Tou for all the port numbers under the Agency Bureau for a calendar month and reported as a percentage.

Availability metrics are calculated for the Agency level by summing up Tex and Tou for all the port numbers under the Agency for a calendar month and reported as a percentage.

•      Latency. Latency is the backbone delay experienced across the Networx network. It is the average time for IP packets to travel over the Networx core network. The Backbone Latency metric does not apply for DSL, Cable High Speed, Wireless, and Satellite access methods. Latency metrics are collected at different sits in the backbone. The monthly average of latency measures collected at sites in the backbone are aggregated to arrive at Continental US and Outside Continental US values.

These values are not aggregated and assigned for a particular Agency Bureau or Agency. The SLA measures at CONUS / OCONUS levels are applicable to the agencies and agency bureau based on their location.

•      Jitter. Jitter is the variation in backbone delay experienced across the Networx network. Jitter metrics are collected at different sites in the backbone. The monthly average of Jitter measures collected at sites in the backbone are aggregated to arrive at Continental US and Outside Continental US values.

These values are not aggregated and assigned for a particular Agency Bureau or Agency. The SLA measures at CONUS / OCONUS levels are applicable to the agencies and agency bureau based on their location.

•      Packet Delivery Rate. Packet delivery rate (PDR) for a frame is calculated as IP packets delivered and accepted versus the number of IP packets transmitted across the Networx network.. PDR metrics are collected at different sites in the backbone. The monthly average of PDR measures collected at sites in the backbone are aggregated to arrive at Continental US and Outside Continental US values.

These values are not aggregated and assigned for a particular Agency Bureau or Agency. The SLA measures at CONUS / OCONUS levels are applicable to the agencies and agency bureau based on their location.

Performance Metrics

Section C.2.4.1.4 of Networx Universal RFP

Performance

The performance levels and acceptable quality level (AQL) of key performance indicators (KPIs) for IPS in Section C.2.4.1.4.1 are mandatory unless marked optional.

Table 7.2.1-1. Performance Metrics for IPS

Key Performance Indicator (KPI)	Service Level	Performance Standard (Threshold)	Acceptable Quality Level (AQL)	How Measured

Av(Port)	Routine	99.95%	≥ 99.95%	See Note 1

	Critical	99.995%	≥ 99.995%

Latency (CONUS)	Routine	60 ms	≤ 60 ms	See Note 2

	Critical	50 ms	≤ 50 ms

GOS(Data Delivery Rate)	Routine	99.95%	≥ 99.95%	See Note 3
	Critical	99.995%	≥ 99.995%

Time to Restore	Without Dispatch	4 hours	≤ 4 hours	See Note 4

	With Dispatch	8 hours	≤ 8 hours

Notes:

(1)   Port availability is measured end-to-end and calculated as a percentage of the total reporting interval time that the port is operationally available to the Agency. Availability is computed by the standard formula:

Av(Port) =	RI(HR) – COT(HR)	×100
RI(HR)

For critical user type, the contractor would provide essentially 100% uptime for customer’s Internet connection with high availability equipment, redundancy, automatic restoration, and reconfiguration.

(2)   Latency is the backbone delay experienced across the Networx network. It is the average time for IP packets to travel over the Networx core network. The Backbone Latency metric does not apply for DSL, Cable High Speed, Wireless, and Satellite access methods. The Internet Control Message Protocol (ICMP) test can be used to calculate packet delivery and latency. The ICMP test consists of sending, every five minutes, a series of five test packets between Networx core service aggregation points (i.e., POPs). The test results are analyzed to determine packet loss vs. successful delivery and speed of delivery. Relevant standards:  RFC 1242 and RFC 2285.

(3)   Network packet delivery is a measure of IP packets successfully sent and received over the Networx core network. The data delivery rate can be measured with the ICMP test.

(4)   See Section C.3.3.1.2.4 for the definitions and measurement guidelines.

Service Quality and Performance Metrics

Volume I, Section 4.2.7.2.1 of Networx Universal Contract

GCI will comply with all performance metric requirements for IPS.

Verizon is offering IPS as a monitored network service to meet the reporting requirements for real-time network performance metrics (latency, grade of service, jitter). Verizon will comply with the requirements in Section C.2.1.6.2. For all IP-based network services, the applicable POP-to-POP performance requirements to be used will be those defined in Section C.2.4.1 (IPS).

IPS performance metrics will be measured based on the following criteria:

•      Availability. We monitor IPS Availability (Av) using our Enterprise Trouble Management System (ETMS). Each outage is entered into a trouble ticket and recorded in ETMS. The elapsed time for each outage is measured as the difference between the timestamps when the outage is repaired and when the ticket was opened, minus any time:  (1) due to scheduled network configuration change or planned maintenance; or (2) as agreed to by the customer and Verizon, that service restoration cannot be worked due to customer-caused delays. We report Av on a monthly aggregate basis per agency using the following formula where S=IPS service, RI=reporting interval, COT=cumulative outage time, and HR=hours:

Av(S) =	RI(HR) – COT(HR)	×100
RI(HR)

•      Latency. We monitor IPS latency between Verizon IPS POPs using a combination of User Datagram Protocol (UDP), Internet Control Message Protocol (ICMP) and SNMP. Verizon sends a series of test packets to measure latency. We report latency results in near real-time and provide aggregate reports (daily, weekly, monthly) for the previous month.

•      Grade of Service. We monitor IPS packet loss between Verizon IPS POPs using a combination of UDP, ICMP and SNMP. Verizon sends a series of test packets to measure packet loss. We report packet loss results in near real-time and provide aggregate reports for the previous month.

•      Time to Restore. We monitor IPS Time to Restore (TTR) using our ETMS. Verizon calculates outages as discussed under Availability, above. We report TTR on a per-incident basis.

Training

Volume II, Section 3.11 of Networx Universal Contract

GCI shall offer sales training to the Verizon Government Markets sales organization to facilitate the selling of GCI High-Speed Service both under the FTS2001 contract umbrella as well as Networx.

GCI shall offer training materials to Verizon and its customers in order to support Verizon’s ability to deliver training to Networx customers as defined by Section C.3.7 of the Networx RFPs.

Training Content

GCI will provide content for ETHER training in accordance with the requirements of RFP Section C.3.7.2.

Training Development

Team Verizon’s solution for training development meets or exceeds all requirements found in RFP Section C.3.7.2.1.

Training Availability

Team Verizon’s solution for training availability meets or exceeds all requirements found in RFP C.3.7.2.2.

Training Maintenance

Team Verizon’s solution for training maintenance meets or exceeds all requirements found in RFP C.3.7.2.6.

Within 30 business days following any changes to Team Verizon’s Networx program that would result in any changes or modifications to the training program, all affected training material will be updated and made available to the Government. These modifications will be provided at no cost.

Partner Meetings/Sales Opportunities

FLAG DOES NOT MAP TO NETWORX PROPOSAL/CONTRACT.

GCI shall support meetings with Verizon Networx Partners.

GCI shall assign sales representatives to support the FTS2001 and Networx opportunities. GCI shall support Sales Opportunity Reviews to ensure collaborative planning.

4.0          Project Term

This agreement will run concurrent with Verizon’s Networx Universal and Enterprise contracts with the GSA.  Time period will be upon issuance of a Purchase Order thru 2011.

5.0          Deliverables

See Project Scope.

6.0          Contact Information

VerizonBusiness

Name

Title

Address

City, State  Zip

Phone number

Fax number

Email address

Supplier Name - GCI

Name - Laura Rykaczewski

Title - Senior Account Manager

Address

City, State  Zip

Phone number - 907 868 5351

Fax number - 907 868 6292

Email address - lrykaczewski@gci.com

7.0          Project Staffing

Not applicable.

8.0          Work Performance

•              Security – N/A

•              Hours & Overtime – Pre-approval of time/materials above what is identified in the Cost & Schedule section is required when they impact project costs

•              Travel & Expense Guidelines – N/A

9.0          Assumptions/Risks/Dependencies

Refer to Exhibit B prime contract “flow down provisions”

10.0        Verizon Responsibilities

See Project Scope

11.0        Cost and Schedule (TBD)

The value of this SOW is estimated to be approximately $X,XXX,XXX.00 for the term of the SOW.

Year 1 (2007) = $

Year 2 (2008) = $

Year 3 (2009) = $

Year 4 (2010) = $

Pricing Structure

Section B.3.2.2 of Networx Universal RFP

GCI shall provide competitive pricing to Verizon. GCI shall comply with the Pricing Structure outlined in Section B.3.2.2-1 to 5, B.2.4.1.3.1-3, and B.2.7.3.3-3 of the Networx RFPs.

Broadband Ethernet Access (Optional)

Broadband Ethernet Access

Prices for Domestic Broadband Ethernet Access shall be based on distance from the SWC serving the SDP to the designated connecting POP. (The formula for calculating distance is given in Section B.1). It is not required that all POPs support Broadband Ethernet Access. The contractor shall provide and maintain an up-to-date list of POPs that support Broadband Ethernet Access. This information shall be provided in Table B.6.5-8, using the acronym BBEthAA to identify Ethernet Access. Broadband Ethernet Access pricing includes a distance-sensitive component, based on the mileage between the SWC serving the SDP and the serving POP. Broadband Ethernet Access is the only access arrangement that includes distance-sensitive pricing. Non-domestic Broadband Ethernet Access prices shall be ICB.

Table B.3.2.2-1 through Table B.3.2.2-5 provide the format for pricing information for Broadband Ethernet Access.

Table 0-1. Domestic Broadband Ethernet Access Prices (MRC)

CLIN*	Case Number**	Domestic Region ID***	Price	Price Start Date	Price Stop Date	Price Replaced Date

*                 CLINs are listed by circuit type in Table B.3.2.2-5

**          Case Number is applicable ICB CLINs only

***  Domestic Region IDs are given in Table B.6.6-1

Table 0-2. Domestic Broadband Ethernet Access Prices (NRC)

CLIN*	Case Number **	Domestic Region ID***	Price	Price Start Date	Price Stop Date	Price Replaced Date

*                 CLINs are listed by circuit type in Table B.3.2.2-5

**          Case Number is applicable to ICB CLINs only

***   Domestic Region IDs are given in Table B.6.6-1

Table 0-3. Non-Domestic Broadband Ethernet Access Prices (MRC)

CLIN*	Case Number**	Country/ Jurisdiction ID***	Price	Currency	Price Start Date	Price Stop Date	Price Replaced Date

*                 CLINs are listed by circuit type in Table B.3.2.2-5

**          Case Number is applicable to ICB CLINs only

***   Country/Jurisdiction IDs are given in Table B.6.6-1

Table 0-4. Non-Domestic Broadband Ethernet Access Prices (NRC)

CLIN*	Case Number**	Country/ Jurisdiction ID***	Price	Currency	Price Start Date	Price Stop Date	Price Replaced Date

*                 CLINs are listed by circuit type in Table B.3.2.2-5

**          Case Number is applicable to ICB CLINs only

***   Country/Jurisdiction IDs are given in Table B.6.6-1

Table 0-5. Broadband Ethernet Access Pricing Instructions

NRC CLIN Routine	NRC CLIN Critical* (Optional)	MRC CLIN Routine	MRC CLIN Critical* (Optional)	Description	Charging Unit
0760151	0760251	0760351	0760451	Ethernet LAN – 10 Mbps - Fixed	Per access line

0760152	0760252	0760352	0760452	Ethernet LAN– 100 Mbps - Fixed	Per access line

0760153	0760253	0760353	0760453	Ethernet LAN – 1 Gbps - Fixed	Per access line

0760154 (Optional)	0760254	0760354 (Optional)	0760454	Ethernet LAN–10 Gbps - Fixed	Per access line

		0760355	0760455	Ethernet LAN- 10 Mbps - Mileage	Per mile per access line

		0760356	0760456	Ethernet LAN – 100 Mbps - Mileage	Per mile per access line

		0760357	0760457	Ethernet LAN Channel – 1 Gbps - Mileage	Per mile per access line

		0760358 (Optional)	0760458	Ethernet LAN – 10 Gbps - Milieage	Per mile per access line

*                 Critical prices are ICB

IPS Domestic Port Prices

Table B.2.4.1.3.1-3 provides the format for IPS domestic, i.e., CONUS/OCONUS, port prices for Internet service. Table B.2.4.1.3.1-4 provides the applicable charging units for the IPS domestic port types for Internet service. Domestic dial-up access will connect to the contractor’s IPS network through the domestic dial-up port. The contractor shall price the domestic dial-up port based on a flat monthly recurring charge for unlimited usage.

Domestic dedicated access will connect to the contractor’s IPS network through a domestic dedicated access port. Agencies may also connect domestic independent access to any domestic port (except to embedded access ports). The contractor shall price domestic dedicated access ports based on a monthly recurring charge. The Country/Jurisdiction IDs are provided in Section B.6.6.

Table 0-6. IPS Domestic Port Prices – Internet

CLIN	Case Number*	Country/ Jurisdiction ID**	Price	Price Start Date	Price Stop Date	Price Replaced Date

*                 Case number applies to ICB CLINs only

**          For Country/Jurisdiction ID codes, see Section B.6.6

Table 0-7. IPS Domestic Port Pricing Instructions - Internet

MRC Routine	MRC Critical	Description	Charging Unit

0744341	0744390	Dedicated DS0 – CONUS	Per port

0744342	0744391	Dedicated FT1 (2XDS0) – CONUS	Per port

0744343	0744392	Dedicated FT1 (3XDS0) – CONUS	Per port

0744344	0744393	Dedicated FT1 (4XDS0) – CONUS	Per port

0744345	0744394	Dedicated FT1 (5XDS0) – CONUS	Per port

0744346	0744395	Dedicated FT1 (6XDS0) – CONUS	Per port

0744347	0744396	Dedicated FT1 (7XDS0) – CONUS	Per Port

0744348	0744397	Dedicated FT1 (8XDS0) – CONUS	Per port

0744349	0744398	Dedicated T1 – CONUS	Per port

0744350	0744399	Dedicated FT3 (2XDS1) – CONUS	Per port

MRC Routine	MRC Critical	Description	Charging Unit

0744351	0744400	Dedicated FT3 (3XDS1) – CONUS	Per port

0744352	0744401	Dedicated FT3 (4XDS1) – CONUS	Per port

0744353	0744402	Dedicated FT3 (5XDS1) – CONUS	Per port

0744354	0744403	Dedicated FT3 (6XDS1) – CONUS	Per port

0744355	0744404	Dedicated FT3 (7XDS1) – CONUS	Per port

0744356	0744405	Dedicated FT3 (8XDS1) – CONUS	Per port

0744359	0744408	Dedicated T3 – CONUS	Per port

0744360	0744409	Dedicated OC3c (155 Mbps) – CONUS	Per port

0744361	0744410	Dedicated OC12c (622 Mbps) – CONUS	Per port

0744362	0744411	Dedicated OC48c (2.5 Gbps – CONUS)	Per port

0744363	0744412	Dedicated OC192c (10 Gbps – CONUS)	Per port

0744365	0744414	Dedicated DS0 – OCONUS	Per port

0744366	0744415	Dedicated FT1 (2XDS0 – OCONUS)	Per port

0744081	0744250	Ethernet - 1 Mbps-CONUS	Per port

0744082	0744251	Ethernet – 10 Mbps-CONUS	Per port

0744083	0744252	Ethernet – 100 Mbps-CONUS	Per port

0744084	0744253	Ethernet – 1 Gbps-CONUS	Per port

0744085 (Optional)	0744254 (Optional)	Ethernet – 10 Gbps-CONUS	Per port

0744165	0744334	Ethernet – 1 Mbps - OCONUS	Per port

0744166	0744335	Ethernet – 10 Mbps - OCONUS	Per port

0744167	0744336	Ethernet – 100 Mbps - OCONUS	Per port

0744168	0744337	Ethernet – 1 Gbps - OCONUS	Per port

0744169 (Optional)	0744338 (Optional)	Ethernet – 10 Gbps - OCONUS	Per port

NBIP-VPNS Transport

Table B.2.7.3.3-1 provides the format for NBIP-VPNS port prices. Tables B.2.7.3.3-2 through B.2.7.3.3-4 provide the instructions for CONUS, OCONUS and non-domestic pricing.

Table 0-8. NBIP-VPNS Port Prices

CLIN	Case Number*	Country/ Jurisdiction ID**	Price	Price Start Date	Price Stop Date	Price Replaced Date

*                 Case Number applies to ICB CLINs only

**          For Country/Jurisdiction IDs, see Table B.6.6-1

Table 0-9. NBIP-VPNS Port Pricing Instructions (OCONUS)

CLIN (Routine)	CLIN (Critical)	Description	Charging Unit (unless stated elsewhere)

0213556	0217162	Ethernet – 1 Mbps	MRC per port

0213557	0217163	Ethernet – 10 Mbps	MRC per port

0213558	0217164	Ethernet – 100 Mbps	MRC per port

0213559	0217165	Ethernet – 1000 Mbps	MRC per port

0213560 (Optional)	0217166 (Optional)	Ethernet – 10G (Optional)	MRC per port

12.0        Bonding Requirements

Not applicable.

13.0        Invoicing Requirements

In order for you to receive payment, receipts must be completed and all ORIGINAL invoices must be submitted to Accounts Payable.  In the event an original invoice was sent to the Verizon end user, it will be the responsibility of the Verizon end user to ensure the original invoice is forwarded to Accounts Payable.

A valid invoice MUST contain the following:

Supplier Name	Remittance Address
Invoice Number	Purchase Order Number
Invoice Date	Dollar amount broken out by line item of the Purchase Order

The payment terms for such work will be Net 30 days from date of an authorized invoice.

Send ORIGINAL INVOICE to

Verizon Business P.O. Box 770 Ashburn, VA 20146-0770

Please send a COPY of the INVOICE to

Verizon Business Federal - AP 2485 Natomas Park Drive, Suite 450 Sacramento, CA 95831 Jenifer.Mojonnier@verizonbusiness.com

Failure to follow the above directions may result in delay of payment.

14.0        Applicable Documents

GCI ICDs

GCI ICD_P_II_SPIM_v2.8_06072007.doc

GCI SV_7 2_ICD_GCI_v4 0.doc

GCI ICD_GCI_ASR_v2.1_01182007.doc

GCI Pricing

See attached excel worksheet.

Verizon will provide any working documents that may be required to complete the work effort.  All content will be the exclusive property of Verizon.   “GCI” will secure prior approval from Verizon before any materials are shared publicly.  Because Verizon will have provided content and approve on all material, Verizon will have sole responsibility for accuracy of contents.

15.0        Vendor Outsourced Activity

No third party subcontractor shall be added to a Statement of Work by the Consultant without obtaining prior approval from Verizon’s Primary contact above.

16.0        SOW Change of Scope Procedure (if applicable)

Any change to this Statement of Work shall be provided in writing and accepted by both Parties before being accepted and included as a part of this SOW Agreement.

17.0        Acceptance Criteria

Acceptance shall be given when all of the deliverables have been received or completed, including receipt of all documents and data produced during this project.  Approval of invoice for work performed is acknowledgement of acceptance criteria.

The parties agree that this engagement letter/SOW describes certain Services to be performed by GCI for Verizon.  GCI acknowledges and agrees that the Services described herein shall not commence until GCI receives from Verizon a Purchase

Order incorporating this engagement letter/SOW.  THERE IS NO BINDING OBLIGATION BETWEEN GCI AND VERIZON WITH REGARD TO THE SPECIFIC PROJECT DESCRIBED IN THIS SOW UNTIL THE CORRESPONDING PURCHASE ORDER IS ISSUED.  FAILURE TO OBTAIN BOTH A VALID PURCHASE ORDER AND AN APPROVED ENGAGEMENT LETTER OR SOW WILL RESULT IN VERIZON HAVING NO LIABILITY OF ANY KIND FOR ANY PERFORMANCE OF SERVICES DESCRIBED HEREIN.

In WITNESS WHEREOF, the parties have entered into this Statement of Work as a part of an agreement.

Verizon Services Corporation		General Communication, Inc.

By:		By:
	{Signature}		{Signature}
Richard Westlund
	{Printed Name}		{Printed Name}
Senior VP & General Manager
	{Title}		{Title}

	{Date}		{Date}

Exhibit A

SCOPE OF WORK

CABLE

(9 OF 14)

STATEMENT OF WORK

GCI Cable Modem Access Service (CBL)

Networx Universal Contract Volume I, Section 3.3.2

1.0                               Objective

Verizon has selected GCI to meet the requirements for Cable High-Speed Service (CBL). GCI will comply with all requirements for C.2.16.2.2.1.4 as outlined on the following pages for Alaska customers.

2.0                               Background

Broadband Access Arrangement connects an Agency location with dedicated, reliable broadband bandwidth to contractor’s data network over communication facilities, such as digital subscriber line (DSL), Ethernet Access, Cable High-Speed Service, and Fiber-To-The-Premises (FTTP) service. The range of broadband line speeds (e.g., 256 kbps to up to 1Gbps) and reliability options provided within this access arrangement category will allow Government users to satisfy their diverse needs for accessing contractor’s data networks. With this access arrangement, applications such as desktop video conferencing, distance learning, transferring of large files can be realized.

3.0                               Project Scope

GCI is only providing the local and Alaska LD for this service.  VZB is providing the long distance portion of the service.

Technical Requirements

Section C.2.16.2.2.1.4 of Networx Universal RFP

GCI shall offer a technical solution which meets the requirements of GSA’s Networx Universal and Enterprise RFPs (heretofore referred to as Networx RFPs) Section C.2.16.2.2.1.4, Cable High-Speed Service, as well as provide pricing in the structure provided for in Section B.3.2.3-1 to 5, Section B.2.4.1.3.1-3, and Section B.2.7.3.3-3 of the Networx RFPs. If GCI does not provide any of the services described in Section C.2.16.2.2.1.4, then it will be GCI’s responsibility to identify a teaming partner or solution to meet all of the requirements in Section C.2.16.2.2.1.4 as it relates to Cable High-Speed Service, as it pertains to Alaska coverage.

GCI shall work with Verizon on how it will provide Management and Operations (MOPS) data to support Verizon’s ability to deliver a MOPS solution and MOPS deliverables under the Networx contract(s), as defined by the requirements on Section C.3 of the Networx RFPs. This will include developing a data interchange interface with Verizon to support the MOPS requirements. Data interchange between Verizon and GCI will be defined prior to contract award and must support the requirement for Networx vendors to provide an Operational Capabilities Demonstration prior to contract award.

Verizon will provide all network connectivity for these services unless otherwise specified.

Service Overview

Verizon has selected GCI to meet the requirements for Cable High-Speed Service (CBL). GCI will comply with all requirements for C.2.16.2.2.1.4 as outlined on the following pages for Alaska customers.

Access Characteristics and Performance

Volume I, Section 3.3.2 of Networx Universal Contract

Introduction. Verizon is committed to providing the best and most secure interconnections between the customer site, (SDP), aggregation points, and ultimately the Verizon service POP. Verizon partners are required to go through extensive evaluations including; security in the network, ability to provide diverse routes, financial stability, and guidelines for timely installations and restoration. Verizon has established direct relationships with every major ILEC and over fifty competitive carriers, many of which qualify as small carriers. Verizon will add additional carriers as required to meet GSA requirements, to meet access diversity, and network security.  Below are our standards for access to out POPs and the various access methods that Verizon maintains to assure best available access for GSA and other customers.

Verizon complies with all access requirements, including all amendments that affect or modify those requirements.

Verizon POPs. Verizon is committed to security within our POPs, where Verizon restricts the access to our critical backbone network. Security measures include establishing the ability to reroute traffic in case of a catastrophic loss of a POP, two methods of back-up power for all locations through use of UPS and generators, requiring carriers to meet at diverse locations in secure telecommunications vaults, and restricting of the premise access by personnel and registered vendors. Specifically, Verizon personnel are the only individuals allowed in the facility without being escorted, and only those employees that have been accepted by a card reader will be allowed in the facility. All vendors must phone in for an appointment for routine maintenance and have emergency contacts that will meet the vendor for emergency restoration.  Wherever possible, each POP has a fence surrounding the facility, does not contain external windows, and has camera surveillance at all times. All connections from access networks to the backbone network, is done by Verizon personnel using the state of the art equipment to track and record that actual cross connections within the facility.

Access Arrangements. Access capacity is required to reach the customer premises from the POP. The preferred method is for Verizon to access the customers premises through our owned local network If Verizon has the customers building on-net , such as is the case with numerous government buildings, the circuit remains within Verizon’s network all the way and no outside access carrier is required. While this is the preferred method, the following describe best practices that Verizon currently uses to assure GSA has the best method possible to connect end-user buildings to the backbone network

The second method is for Verizon to connect to its own local carrier (MFS, Brooks, Verizon Metro, ICI) at the Pop and carry the circuit on net to the customers serving wire center, where it is handed to the LEC. Verizon normally hands off to the LEC at the DS-3 or higher level, and purchases multiplexing service from the LEC. The LEC carries the circuit to the customer premises at the multiplexed level and terminates the traffic there. In these instances, customer SWCs are connected back to the Verizon POP via individual protected 4 fiber SONET rings. In some rare instances, there may be more than one SWC on a ring, but that is extremely uncommon.

The third method of obtaining access is to interconnect with a Competitive Local Exchange Carrier (CLEC) within the Verizon POP. In this scenario, Verizon will hand to the CLEC and the CLEC will carry the traffic to the customer premises if the customer premises is on net to the CLEC. In this instance, Verizon will do its own multiplexing within the POP and cause the CLEC to transport and terminate the circuit at the required speed.

The fourth method is a variation of the second method. In this case, the circuit is handed to the CLEC in the Verizon POP and the CLEC transports the circuit to the customer Serving Wire Center, where it is handed to the LEC. In this instance the circuit is handed to the CLEC at the DS-3 or above level, and the CLEC transports at that level. Verizon then purchases multiplexing service from the LEC at the SWC and the LEC transports to the customer premises at the multiplexed level.

The fifth method of obtaining access interface and capacity is through the Local exchange Carrier (LEC). The circuit is handed to the LEC at the Verizon POP and the LEC then carries the circuit to the customer premises. In these cases, Verizon will generally hand off to the LEC at the DS-3 level, and purchase multiplexing service from the LEC. The LEC will transport the circuit to the customer premises at the multiplexed (muxed) level and terminate there.

The sixth method is for Verizon to use its owned network as far as it can, hand off to a CLEC in most cases via a cage to cage connection in a bell end offices let the CLEC carry the circuit to its extended offices where Verizon will then order a cross connect onto the LEC who carries the circuit onto the customer premise. At the point of hand off between the CLEC and Verizon to the LEC, Verizon would purchase a mux from the LEC for DS1 and DS0 capacity. The LEC will continue on at the multiplexed level to be terminated at the customer premises.

In the first six methods, Verizon strives for access providers to provide diversity wherever available whether at the customer site, using ring topology to reduce potential of an outage, or through a diverse rout to connect to the Verizon backbone locations.

A seventh method, broadband use only, is for Verizon to use a partner’s access methodology:  cable, DSL, or metro Ethernet, to connect to the partner’s aggregation point normally within th4e closest SWC, and connect to Verizon either through a layer 2 dedicated access point or through an arranged layer 3 connection, whichever is available. Verizon will then connect the access circuit to the Verizon backbone network through the nearest interconnection point or POP, whichever is closer. Verizon’s broadband carriers continue to meet and exceed industry standards in timely installation, restoration, route diversity, and scalability to meet GSA requirements. Verizon and our partners maintain an extremely high geographic coverage assuring that GSA not only has quality interconnections but that this method will of access will be a viable in as large a footprint as requested.

Assuring Best Practices. In the methods where Verizon is the only carrier, Verizon is in full and complete control of the circuit end to end and maintains industry standards through alarming and monitoring in its Tulsa Oklahoma Network Operations Center.

Where LEC access is involved, the LEC is required by tariff and by FCC regulation to maintain standards. Verizon has an entire department in Alpharetta GA. whose sole function is to monitor LEC activities and report thereon. This department has regular meetings with the individual carriers to assure that they are meeting security requirements as mandated by Verizon and individual contracts, installation and maintenance guidelines, along with updating escalation contacts between both parties in the potential event of a catastrophic event. These good practices led Verizon to quickly reconnect services after the 09/11 events in both New York, and Washington, DC.

For CLECs, interconnect standards are set by contract. While Verizon contracts are subject to privacy rules, it can be safely stated that all CLECs are required to meet industry standards for service and reliability and are normally held to a two hour mean time to repair, which exceeds GSA requirements and is among the most aggressive in the industry. Verizon also generally requires a maximum of 20 day installation guideline which is above industry best practices and has been able to obtain this higher standard based on our current relations with our partners and suppliers. Protected circuits are controlled much more tightly. CLEC interfaces are monitored at our Cary, N.C. Network Operations Center. Any outage of a DS-3 or above , whether it be at a customer site directly or through an aggregation circuit, must be reported within a very short time period, and each carrier must keep an outage log which contains the date and time of the outage, cause, resolution and time of resolution. Each carrier is further required to report, on request, any actions taken to avoid a recurrence. Verizon has very strict contractual control and penalties for failure to meet and maintain industry standards. Verizon has periodic meetings with the carriers to assure that all requirements meet current industry best practices and assure that any perceived shortfall in meeting Verizon standards will be remedied within a very short period of time. Verizon currently maintains well over 50 direct relations with CLECs that have agreed to these standards and continues to seek additional carriers that can expand our relations with quality interconnection and end-user connections as Verizon currently mandates. In addition, Verizon maintains relations through aggregators, to assure access to smaller carriers who will also agree to best industry practices.  Finally, about thirty percent of our CLEC partners currently are small or diverse carriers.

Summary. Verizon provides access by combining the best methods available at the customer site, access to the nearest interconnection site and finally to the closest Verizon POP. Within the POP, Verizon maintains industry best practices, in assuring diversity, access restriction to personnel, power back-up, and maintains disaster plans in case of a potential catastrophic event. Verizon requires both ILEC and CLECs to maintain higher standards than industry standards for meeting installation timelines, security, diversity, mean time to repair, (2 hour versus industry standard 4 hour) and service quality. Verizon meets with these organizations to assure that any perceived shortfall is quickly remedied. Verizon maintains our Network Operations Center in Tulsa Oklahoma, and monitors other vendors through our Cary, NC Network Monitoring site. Verizon has a dedicated workforce in Alpharetta, GA, whose entire function is to monitor and meet with carriers to assure that all access means meet or exceed industry best practices. Verizon continues to reach out to additional carriers that can meet these standards, and nearly 30% of the present CLEC carriers represent small and diverse business partners.

Verizon complies with the Wireline Access Arrangement (WLNAA) mandatory stipulated RFP requirement for support of DS0 at payload data rates of 56Kbps and 64Kbps. Verizon also complies with the Wireline Access Arrangement (WLNAA) mandatory stipulated RFP requirements for support of Subrate DS0 at information payload data rates of 4.8, 9.6, and 19.2 Kbps.

Arrangements for Traffic Exchange with other Service Providers

Volume I, Section 3.3.3 of Networx Universal Contract

Verizon’s IP network features an ever-increasing number of direct links to other service providers. Currently, we deploy our peering interconnection links in the US over multiple OC-12c or OC-48c lines. Typical base capacity deployment in our direct peering relationships consists of a minimum of four OC-12c circuits distributed over a geographically diverse area. These high capacity circuits ensure an excess of peering capacity to mitigate outages and handle future growth.

For direct peering, private interconnections allow Verizon and its peers to determine the precise speed, location, and protocol by which we meet. Through these arrangements Verizon assures greater control over the quality of service at each interconnection point since we do not rely on a third-party to maintain the equipment in the middle. Verizon uses direct peerings in more than ten locations in North America, five locations in the Europe, Middle East and Africa region, and four locations in the Asia-Pacific region.

For public peering, managed data centers maintained by third party vendors typically serve as the exchange points. Peering at public exchanges provides a relatively high level of aggregation at a greatly reduced per-peer cost in comparison to direct interconnects. Verizon maintains over 23 gigabytes of public peering capacity globally, and appears at most of the major public exchange points in countries in which we have an IP presence. By monitoring our actual performance, we ensure the quality and reliability of the service provided through the public exchange. Regulatory requirements set standards for performance and Verizon ensures that the vendors meet each of those requirements. Where LEC access is involved, tariff and FCC regulations stipulate that the LEC must maintain industry standards.

Technical Capabilities

Section C.2.16.2.2.1.4 of Networx Universal RFP

FLAG DOES NOT MAP TO NETWORX PROPOSAL/CONTRACT

GCI will comply with all technical requirements for C.2.16.2.2.1.4 as follows.

The following Broadband Access Arrangement capabilities are mandatory unless marked optional:

Broadband Access Arrangements.

c.               Cable High-Speed Service [Optional]. If offered, this category of access arrangement shall:

i.                  Provide data rates of 256 Kbps to 30 Mbps as follows:

i.                  From 256 Kbps to a maximum of 5 Mbps (Standard:  DOCSIS 1.0)

ii.               From 256 kbps to a maximum of 10 Mbps (Standard:  DOCSIS 1.1)

iii.            From 256 kbps to a maximum of 30 Mbps (Standard:  DOCSIS 2.0) (Optional).

ii.               Comply with the following DOCSIS (Cable Labs) standards as applicable

(1)          DOCSIS 1.0

(2)          DOCSIS 1.1

(3)          DOCSIS 2.0

Other Contract Requirements

Volume FLAG Section FLAG of Networx Universal Contract

In preparation of the proposal response, GCI shall describe how it will support Verizon in responding to the Price Management Mechanism as defined in Section H.7 of the Networx Universal RFPs.

Interfaces

Section C.2.16.2.2.3.1 of Networx Universal RFP

GCI shall describe how it will provide all of the interfaces identified in Section C.2.16.2.2.3.1 of the Networx RFPs.

Broadband Access Arrangement Interfaces

GCI will comply with all applicable interfaces required for Cable High-Speed Service, as follows:

The User-to-Network Interfaces (UNIs) at the SDP as defined in the Section C.2.16.2.2.3.1, are mandatory unless marked optional:

Table 6.1-1. Broadband Access Arrangement Interfaces

UNI Type	Interface Type and Standard	Payload Data Rate or Bandwidth	Protocol Type

1	10 Base-T/TX/FX (Std: IEEE 802.3)	Link bandwidth: Up to 10 Mbps	IP (v4/v6) IEEE 802.3 Ethernet MAC (for bridging)

2	100 Base-TX/FX (Std: IEEE 802.3)	Link bandwidth: Up to 100 Mbps	IP (v4/v6) IEEE 802.3 Ethernet MAC (for bridging)

3	1000 Base-T/L/LX/B/BX/PX (Std: IEEE 802.3)	Link bandwidth: Up to 1 Gbps	IP (v4/v6) IEEE 802.3 Ethernet MAC (for bridging)

4 [Optional]	10 GbE (Std: IEEE 802.3)	Link bandwidth: Up to 10 Gbps	IP (v4/v6) IEEE 802.3 Ethernet MAC (for bridging)

5	ITU-TSS V.35	Link bandwidth: Up to 1.92 Mbps	Transparent IP (v4/v6)

UNI Type	Interface Type and Standard	Payload Data Rate or Bandwidth	Protocol Type

6	USB 2.0 (Std: USB Implementers’ Forum)	Link bandwidth: Up to 30 Mbps [maximum USB 2.0 bandwidth is 480 Mbps]	Transparent IP (v4/v6)

7 [Optional]	T1 [Std: Telcordia SR- TSV-002275; ANSI T1.403]	Up to 1.536 Mbps	Transparent IP (v4/v6)

8 [Optional]	ISDN BRI (Multirate) [Standard: ANSI T1.607 and 610]	144 kbps	ITU-TSS Q.931 IP (v4/v6)

NOTE:  IPv6 shall be supported when offered commercially by the contractor.

Service Level Agreements

GCI shall describe how it will meet the Performance Metrics as defined by Section C.2.4.1.4.1 of the Networx RFPs for the individual services.

Internet Protocol Service SLA

•                  Availability. Availability is captured for each port number. Availability is calculated as follows.

Availability = total expected Available time (Tex) – total outage time (Tou)

Total Expected Available time (Tex)

Availability metrics are calculated for the Agency Bureau level by summing up Tex and Tou for all the port numbers under the Agency Bureau for a calendar month and reported as a percentage.

Availability metrics are calculated for the Agency level by summing up Tex and Tou for all the port numbers under the Agency for a calendar month and reported as a percentage.

•                  Latency. Latency is the backbone delay experienced across the Networx network. It is the average time for IP packets to travel over the Networx core network. The Backbone Latency metric does not apply for DSL, Cable High Speed, Wireless, and Satellite access methods. Latency metrics are collected at different sits in the backbone. The monthly average of latency measures collected at sites in the backbone are aggregated to arrive at Continental US and Outside Continental US values.

These values are not aggregated and assigned for a particular Agency Bureau or Agency. The SLA measures at CONUS / OCONUS levels are applicable to the agencies and agency bureau based on their location.

•                  Jitter. Jitter is the variation in backbone delay experienced across the Networx network. Jitter metrics are collected at different sites in the backbone. The monthly average of Jitter measures collected at sites in the backbone are aggregated to arrive at Continental US and Outside Continental US values.

These values are not aggregated and assigned for a particular Agency Bureau or Agency. The SLA measures at CONUS / OCONUS levels are applicable to the agencies and agency bureau based on their location.

•                  Packet Delivery Rate. Packet delivery rate (PDR) for a frame is calculated as IP packets delivered and accepted versus the number of IP packets transmitted across the Networx network.. PDR metrics are collected at different sites in the backbone. The monthly average of PDR measures collected at sites in the backbone are aggregated to arrive at Continental US and Outside Continental US values.

These values are not aggregated and assigned for a particular Agency Bureau or Agency. The SLA measures at CONUS / OCONUS levels are applicable to the agencies and agency bureau based on their location.

Performance Metrics

Section C.2.4.1.4 of Networx Universal RFP

Performance

The performance levels and acceptable quality level (AQL) of key performance indicators (KPIs) for IPS in Section C.2.4.1.4.1 are mandatory unless marked optional.

Table 7.2.1-1. Performance Metrics for IPS

Key Performance Indicator (KPI)	Service Level	Performance Standard (Threshold)	Acceptable Quality Level (AQL)	How Measured

Av(Port)	Routine	99.95%	> 99.95%	See Note 1
	Critical	99.995%	> 99.995%

Latency (CONUS)	Routine	60 ms	< 60 ms	See Note 2
	Critical	50 ms	< 50 ms

GOS(Data Delivery Rate)	Routine	99.95%	> 99.95%	See Note 3
	Critical	99.995%	> 99.995%

Time to Restore	Without Dispatch	4 hours	< 4 hours	See Note 4
	With Dispatch	8 hours	< 8 hours

Notes:

(1)          Port availability is measured end-to-end and calculated as a percentage of the total reporting interval time that the port is operationally available to the Agency.  Availability is computed by the standard formula:

Av(Port) =	RI(HR) – COT(HR)	×100
RI(HR)

For critical user type, the contractor would provide essentially 100% uptime for customer’s Internet connection with high availability equipment, redundancy, automatic restoration, and reconfiguration.

(2)          Latency is the backbone delay experienced across the Networx network.  It is the average time for IP packets to travel over the Networx core network.  The Backbone Latency metric does not apply for DSL, Cable High Speed, Wireless, and Satellite access methods.  The Internet Control Message Protocol (ICMP) test can be used to calculate packet delivery and latency.  The ICMP test consists of sending, every five minutes, a series of five test packets between Networx core service aggregation points (i.e., POPs).  The test results are analyzed to determine packet loss vs. successful delivery and speed of delivery.  Relevant standards: RFC 1242 and RFC 2285.

(3)          Network packet delivery is a measure of IP packets successfully sent and received over the Networx core network.  The data delivery rate can be measured with the ICMP test.

(4)          See Section C.3.3.1.2.4 for the definitions and measurement guidelines.

Service Quality and Performance Metrics

Volume I, Section 4.2.7.2.1 of Networx Universal Contract

GCI will comply with all performance metric requirements for IPS.

Verizon is offering IPS as a monitored network service to meet the reporting requirements for real-time network performance metrics (latency, grade of service, jitter). Verizon will comply with the requirements in Section C.2.1.6.2. For all IP-based network services, the applicable POP-to-POP performance requirements to be used will be those defined in Section C.2.4.1 (IPS).

IPS performance metrics will be measured based on the following criteria:

•                  Availability. We monitor IPS Availability (Av) using our Enterprise Trouble Management System (ETMS). Each outage is entered into a trouble ticket and recorded in ETMS. The elapsed time for each outage is measured as the difference between the timestamps when the outage is repaired and when the ticket was opened, minus any time:  (1) due to scheduled network configuration change or planned maintenance; or (2) as agreed to by the customer and Verizon, that service restoration cannot be worked due to customer-caused delays. We report Av on a monthly aggregate basis per agency using the following formula where S=IPS service, RI=reporting interval, COT=cumulative outage time, and HR=hours:

Av(S) =	RI(HR) – COT(HR)	×100
RI(HR)

•                  Latency. We monitor IPS latency between Verizon IPS POPs using a combination of User Datagram Protocol (UDP), Internet Control Message Protocol (ICMP) and SNMP. Verizon sends a series of test packets to measure latency. We report latency results in near real-time and provide aggregate reports (daily, weekly, monthly) for the previous month.

•                  Grade of Service. We monitor IPS packet loss between Verizon IPS POPs using a combination of UDP, ICMP and SNMP. Verizon sends a series of test packets to measure packet loss. We report packet loss results in near real-time and provide aggregate reports for the previous month.

•                  Time to Restore. We monitor IPS Time to Restore (TTR) using our ETMS. Verizon calculates outages as discussed under Availability, above. We report TTR on a per-incident basis.

Training

Volume II, Section 3.11 of Networx Universal Contract

GCI shall offer sales training to the Verizon Government Markets sales organization to facilitate the selling of GCI High-Speed Service both under the FTS2001 contract umbrella as well as Networx.

GCI shall offer training materials to Verizon and its customers in order to support Verizon’s ability to deliver training to Networx customers as defined by Section C.3.7 of the Networx RFPs.

Training Content

GCI will provide content for CBL training in accordance with the requirements of RFP Section C.3.7.2.

Training Development

Team Verizon’s solution for training development meets or exceeds all requirements found in RFP Section C.3.7.2.1.

Training Availability

Team Verizon’s solution for training availability meets or exceeds all requirements found in RFP C.3.7.2.2.

Training Maintenance

Team Verizon’s solution for training maintenance meets or exceeds all requirements found in RFP C.3.7.2.6.

Within 30 business days following any changes to Team Verizon’s Networx program that would result in any changes or modifications to the training program, all affected training material will be updated and made available to the Government. These modifications will be provided at no cost.

Partner Meetings/Sales Opportunities

GCI shall support meetings with Verizon Networx Partners.

GCI shall assign sales representatives to support the FTS2001 and Networx opportunities. GCI shall support Sales Opportunity Reviews to ensure collaborative planning.

4.0          Project Term

This agreement will run concurrent with Verizon’s Networx Universal and Enterprise contracts with the GSA.  Time period will be upon issuance of a Purchase Order thru 2011.

5.0          Deliverables

See Project Scope.

6.0          Contact Information

VerizonBusiness

Name

Title

Address

City, State  Zip

Phone number

Fax number

Email address

Supplier Name - GCI

Name - Laura Rykaczewski

Title - Senior Account Manager

Address

City, State  Zip

Phone number - 907 868 5351

Fax number - 907 868 6292

Email address - lrykaczewski@gci.com

7.0                               Project Staffing

Not applicable.

8.0          Work Performance

•                                          Security – N/A

•                                          Hours & Overtime – Pre-approval of time/materials above what is identified in the Cost & Schedule section is required when they impact project costs

•                                          Travel & Expense Guidelines – N/A

9.0                               Assumptions/Risks/Dependencies

Refer to Exhibit B prime contract “flow down provisions”

10.0        Verizon Responsibilities

See Project Scope

11.0                        Cost and Schedule (TBD)

The value of this SOW is estimated to be approximately $X,XXX,XXX.00 for the term of the SOW.

Year 1 (2007) = $

Year 2 (2008) = $

Year 3 (2009) = $

Year 4 (2010) = $

Pricing Structure

Section B.3.2.3 of Networx Universal RFP

GCI shall provide competitive pricing to Verizon. GCI shall comply with the Pricing Structure outlined in Section B.3.2.3-1 to 5, B.2.4.1.3.1-3, and B.2.7.3.3-3 of the Networx RFPs.

Broadband Cable High Speed Access (Optional)

Prices for Cable High Speed Access shall not vary by location within each domestic region (See Section B.6.6). Tables B.3.2.3-1 through B.3.2.3-5 provide the format for pricing information for Broadband Cable High Speed Access. Non-domestic Broadband Cable High Speed Access fixed prices shall be ICB.

12.0                        Bonding Requirements

Not applicable.

13.0                        Invoicing Requirements

In order for you to receive payment, receipts must be completed and all ORIGINAL invoices must be submitted to Accounts Payable.  In the event an original invoice was sent to the Verizon end user, it will be the responsibility of the Verizon end user to ensure the original invoice is forwarded to Accounts Payable.

A valid invoice MUST contain the following:

Supplier Name	Remittance Address
Invoice Number	Purchase Order Number
Invoice Date	Dollar amount broken out by line item of the Purchase Order

The payment terms for such work will be Net 30 days from date of an authorized invoice.

Send ORIGINAL INVOICE to

Verizon Business P.O. Box 770 Ashburn, VA 20146-0770

Please send a COPY of the INVOICE to

Verizon Business Federal - AP 2485 Natomas Park Drive, Suite 450 Sacramento, CA 95831 Jenifer.Mojonnier@verizonbusiness.com

Failure to follow the above directions may result in delay of payment.

14.0                        Applicable Documents

GCI ICDs

GCI ICD_P_II_SPIM_v2.8_06072007.doc

GCI SV_7 2_ICD_GCI_v4 0.doc

GCI ICD_GCI_ASR_v2.1_01182007.doc

GCI Pricing

See attached excel worksheet.

Verizon will provide any working documents that may be required to complete the work effort.  All content will be the exclusive property of Verizon.   “GCI” will secure prior approval from Verizon before any materials are shared publicly.  Because Verizon will have provided content and approve on all material, Verizon will have sole responsibility for accuracy of contents.

15.0                        Vendor Outsourced Activity

No third party subcontractor shall be added to a Statement of Work by the Consultant without obtaining prior approval from Verizon’s Primary contact above.

16.0                        SOW Change of Scope Procedure (if applicable)

Any change to this Statement of Work shall be provided in writing and accepted by both Parties before being accepted and included as a part of this SOW Agreement.

17.0                        Acceptance Criteria

Acceptance shall be given when all of the deliverables have been received or completed, including receipt of all documents and data produced during this project.  Approval of invoice for work performed is acknowledgement of acceptance criteria.

The parties agree that this engagement letter/SOW describes certain Services to be performed by GCI for Verizon.  GCI  acknowledges and agrees that the Services described herein shall not commence until GCI receives from Verizon a Purchase Order incorporating this engagement letter/SOW.  THERE IS NO BINDING OBLIGATION BETWEEN GCI  AND VERIZON WITH REGARD TO THE SPECIFIC PROJECT DESCRIBED IN THIS SOW UNTIL THE CORRESPONDING PURCHASE ORDER IS ISSUED.  FAILURE TO OBTAIN BOTH A VALID PURCHASE ORDER AND AN APPROVED ENGAGEMENT LETTER OR SOW WILL RESULT IN VERIZON HAVING NO LIABILITY OF ANY KIND FOR ANY PERFORMANCE OF SERVICES DESCRIBED HEREIN.

In WITNESS WHEREOF, the parties have entered into this Statement of Work as a part of an agreement.

Verizon Services Corporation		{INSERT VENDOR}

By:		By:
	{Signature}		{Signature}

	{Printed Name}		{Printed Name}

	{Title}		{Title}

	{Date}		{Date}

Exhibit A

SCOPE OF WORK

NBIP - VPNS

(10 OF 14)

STATEMENT OF WORK

GCI Network-Based IP VPN Service (NBIP-VPNS)

Networx Universal Contract Volume I, Section 4.2.2

1.0          Objective

Verizon has selected GCI to meet the requirements for Network-Based IP VPN Services (NBIP-VPNS). GCI will comply with all requirements for C.2.7.3 as outlined on the following pages.

2.0          Background

The contractor’s Network-based IP VPNs provides secure, reliable transport of Agency applications across the provider’s high-speed unified multi-service IP-enabled backbone infrastructure.

3.0          Project Scope

GCI is only providing the local and Alaska LD for this service.  VZB is providing the long distance portion of the service.

Technical Requirements

Section C.2.7.3.1.4 of Networx Universal RFP

GCI shall offer a technical solution which meets the requirements of GSA’s Networx Universal and Enterprise RFPs (heretofore referred to as Networx RFPs) Section C.2.7.3 (NBIPVPN) as well as provide pricing in the structure provided for in RFP Section B.2.7.3.3, Tables B.2.7.3.3-1 and 3 as it pertains to OCONUS requirements. If GCI does not provide any of the services described in Section C.2.7.3 then it will be GCI’s responsibility to identify a teaming partner or solution to meet all of the requirements in Section C.2.7.3 as it relates to (NBIPVPN), as it pertains to Alaska coverage.

GCI shall work with Verizon on how it will provide Management and Operations (MOPS) data to support Verizon’s ability to deliver a MOPS solution and MOPS deliverables under the Networx contract(s), as defined by the requirements on Section C.3 of the Networx RFPs. This will include developing a data interchange interface with Verizon to support the MOPS requirements. Data interchange between Verizon and GCI will be defined prior to contract award and must support the requirement for Networx vendors to provide an Operational Capabilities Demonstration prior to contract award.

Verizon will provide all network connectivity for these services unless otherwise specified.

Service Overview

Verizon has selected GCI to meet the requirements for Network-Based IP VPN Services (NBIP-VPNS). GCI will comply with all requirements for C.2.7.3 as outlined on the following pages.

Description of Approach to Service Delivery

Volume I, Section 4.2.2.1.1 of Networx Universal Contract

Verizon’s NBIP-VPNS encompasses a number of components to provide the most secure, reliable, and ubiquitous network available. Verizon’s NBIP-VPNS global coverage is shown in Figure 3.1.1-1 below. The cornerstone of this offering is Verizon’s Multi Protocol Label Switching (MPLS)-powered NBIP-VPNS network. The network uses a private, dedicated infrastructure to establish RFC 2547bis MPLS VPNs that facilitate large scale deployments while simplifying the configuration complexity and performance limitations of private-line circuits and other VPN technologies. MPLS integrates the performance and traffic management capabilities of Layer 2 switching with the scalability and flexibility of Layer 3 routing. RFS 2547bis separates customer traffic by VPN. The result is a NBIP-VPNS that provides security equivalent to a Layer 2 network combined with the scalability, advanced IP features and any-to-any connectivity of a Layer 3 network.

Verizon’s NBIP-VPNS network is a “battle-tested” network with seven years of experience serving government customers. Repeatedly at the forefront of delivering new technologies, the NBIP-VPNS network supports standards defined by Internet Protocol version four (IPv4), IP version six (IPv6), IP Multicast, and IP Class of Service (CoS). The NBIP-VPNS platform provides customers with superior monitoring and reporting tools so that there is never any doubt about the health and performance of the service being provided. Designed with a focus on security, the NBIP-VPNS network is built with a layered security architecture that meets the requirements specified by the National Security Agency’s (NSA’s) “Defense In Depth” Information Assurance Technical Framework. Additionally, Verizon ensures its security posture is maintained by routinely employing independent third parties to perform formal security assessments using Government-approved assessment methodologies. Due to this rigorous approach to security, customer networks riding the NBIP-VPNS have been fully certified and accredited to carry DoD sensitive information, as required by the DoD Instruction 5200.40, Defense Information Technology Security Certification and DoD Manual 8510.1-M, DITSCAP Application Manual. Verizon’s Secure Internetworking Gateway (SIG) enables remote and traveling workers as well as trusted business partners to gain access to private customer networks through a secure IPSEC tunnel using DES, 3DES or AES encryption. Users are able to connect to SIG from any Internet connection, including dial, broadband, and dedicated access, with no restrictions on who is providing the access. SIG supports dedicated “always-on” tunnels terminated to hardware at remote sites and VPN client-based access for traveling users. Two SIG platforms are available allowing connections from either Cisco or Nortel VPN clients. Multiple strong authentication methods such as RADIUS, PKI, Smartcard, and x.509 ensure access is granted only to authorized personnel. Once authenticated, SIG allows users to access private networks such as NBIP-VPNS network, Frame Relay, and ATM through direct interconnections with the Secure Internetworking Gateway. We complete our offering with a full featured Network-Based Firewall. This stateful firewall allows protected two-way communication between the customer’s NBIP-VPNS network and the Internet while maintaining capabilities found on traditional premise-based firewalls. Features include: NAT/PAT, user authentication, URL filtering, DOS protection, logging, and high availability.

Figure 3.1.1-1. Verizon NBIP-VPNS Global Coverage

Technical Capabilities

Volume I, Section 4.2.2.3.1.1 of Networx Universal Contract

GCI will comply with all technical requirements for C.2.7.3.1.4 as follows.

1                                          Verizon is compliant with each listed tunneling standard.

2                                          Verizon’s SIG supports encrypted connections back to private networks via DES, 3DES or AES encryption.

3                                          Verizon’s SIG supports RADIUS, token, PKI Certificates, Smartcard and x.509-based authentication.

4              Verizon supports IPv4 as both the encapsulating and encapsulated protocol on the NBIP-VPNS network.

5              Verizon will support IPv6 as both the encapsulating and encapsulated protocol on the NBIP-VPNS network when commercially available.

6              Verizon’s QoS offering is in full compliance with the IETF DiffServ RFCs, and provides the Per Hop Behavior (PHB) envisioned. There are three COS priorities offered. Customers gain access to these traffic priorities based on the IP precedence settings or DiffServ Code Point (DSCP) settings that they apply to their IP traffic.

7              Verizon supports QoS for ATM VCs, Frame Relay DLCIs, MPLS-based access, Multilink Multiclass PPP, and 802.1d Prioritized Ethernet. Although QoS is not currently supported on Satellite Broadband access and QoS enabled wireless (IEEE 802.1E) has not been standardized at this time, when they are commercially available, we will support them.

8a            Not proposed.

8b            Verizon’s NBIP-VPNS platform supports QoS based on the DiffServ model for aggregated flows.

9              Verizon supports direct connection to NBIP-VPNS PE routers and all of the specified access methods via the SIG. The subscribing Agency will establish SIG connectivity by ordering the Internet Gateway Service feature. Once established, the SIG becomes a cost-effective, shared resource for all Internet-based access methods, such as dial-up, DSL, Cable, MWLANS, and satellite.

10            Verizon supports fast dial at 56K analog and 128K ISDN access.

11            VPN Routing. The CE exchanges routing information with the PE via dynamic or static routing. MD5 authentication is supported over dynamic sessions. Customer VPN specific routes are exchanged between PE routers and are imported into the Virtual Routing and Forwarding (VRF) tables based on Route Target filters. Route Targets are set as communities within the BGP advertisements and are specific to each VPN site. This ensures that routes in a particular VPN are separated from other VPN routes. Only PE routers with a VRF configured for the specific VPN will install the routes into the VRF for that VPN. VPN routes are also advertised with a specific label. This label is called the VPN label and is used by the egress PE to determine which VPN/interface the data packet belongs to. The PE handles all core routing for the customer VPN resulting in reduced network administrative burden for the customer.

VPN Forwarding. A full mesh of MPLS LSPs is created among devices on the network for infrastructure communications. In a VPN environment, the VPN label is pushed onto the label stack before the outer MPLS label is pushed. Packets are forwarded throughout the network by swapping the outer MPLS label in the packet header. This ensures that only the egress PE will see the inner VPN label and will associate this label with the interface to which to forward packets. Since the inner VPN label defines the VPN/customer interface, this method of forwarding ensures that a customer’s traffic will never be forwarded outside of its VPN. Unlike some of our competitors’ offerings, Verizon’s NBIP-VPNS service accomplishes all this without any need to build PVCs within the service cloud. All clients of the NBIP-VPNS can rest assured that only their sites have the ability to exchange traffic with their sites. Verizon’s NBIP-VPNS service is truly a Virtual Private Network (VPN) within a private and dedicated network service platform.

12            To ensure that the security posture of the NBIP-VPNS network is maintained, Verizon continually conducts formal security assessments of the NBIP-VPNS network. These assessments are conducted by independent third-party organizations, using Government-approved assessment methodologies such as the National Security Agency’s Information Security (INFOSEC) Assessment Methodology (IAM). The following is a partial list of the parties that have evaluated the network:

•                  SphereCom Enterprises Inc., full NSA IAM assessment

•                  ACS Defense, on behalf of U.S. Navy SPAWAR

•                  U.S. Navy SPAWAR, Analysis of security policies

•                  Naval Research Lab, Analysis of security policies

•                  DoD High Performance Computing Program Modernization Office, full DITSCAP accreditation

This continual focus on security is a fundamental premise of the security Concept of Operations (CONOPS) for NBIP-VPNS service. Based upon this rigorous focus on security, the U.S. Government has selected NBIP-VPNS service as the transport medium for various critical network systems used by the U.S. Navy and Marine Corps (NMCI), the Department of Defense research communities (DREN), and others.

13            Verizon is responsible for monitoring and resolving problems associated with the network infrastructure components, including all Verizon provided circuits. The entire network is proactively monitored on a 24x7 basis. We notify Agencies of any downtime, and provide notification in the event of a major network outage. In addition, Agency-designated representatives will have access to administrative tools to view topology, operational state, order status and other parameters for their VPN through Verizon’s secure web portal.

14            Verizon’s SIG provides mobile users with secure access to private networks through a variety of different authentication methods. It is possible to connect to many different sites through one connection.

15            Verizon supports multiple VPNs by allowing permanent and temporary access methods granted to authenticated users as required. Access technologies include but are not limited to DSL; local ISPs; cable high-speed access; dedicated; and satellite broadband.

16            Verizon routinely provides its customers with the engineering and business consulting services they need to make informed decisions about bandwidth and CPE design.

17            Not proposed.

18            Please see the response to Item 11 above.

19            SIG supports the inclusion of encryption, decryption, and key management profiles.

20            Verizon’s NBIP-VPNS will provide transparent transport for agency-provided security mechanisms as long as offered traffic is IP routable.

21            Verizon supports various managed and unmanaged authentication options that may be provided by Verizon, third party vendors, or the subscribing Agency.

Other Contract Requirements

Volume FLAG Section FLAG of Networx Universal Contract

In preparation of the proposal response, GCI shall describe how it will support Verizon in responding to the Price Management Mechanism as defined in Section H.7 of the Networx Universal RFPs.

Interfaces

Section C.2.7.3.3 of Networx Universal RFP

GCI shall describe how it will provide all of the interfaces identified in Section C.2.7.3.3 of the Networx RFPs.

NBIP-VPNS Interfaces

GCI will comply with all applicable interfaces required for NBIP-VPNS, as follows:

The User-to-Network-Interfaces (UNI) at the SDP, as defined in Section C.2.7.3.3.1 for Intranet and Extranet VPNs are mandatory, as required in J.2.1, J.2.2, and J.2.3 for Geographic Coverage, unless marked optional.

Table 6.1-1. Interface for Intranet and Extranet Network-Based IP VPNs

UNI Type	Interface/Access Type	Network-Side Interface	Protocol Type (See Note 1)
1	Ethernet Interface	1. 1 Mbps up to 1 GbE (Gigabit Ethernet) 2. 10 GbE (Optional)	IPv4/v6 over Ethernet

2	Private Line Service	1. DS0 2. Fractional T1	IPv4/v6 over PLS

3. T1 4. T3 5. Fractional T3 6. OC-3c 7. OC-12c 8. OC-48c 9. OC-192c

3	IP over SONET Service	1. OC-3c 2. OC-12c 3. OC-48c 4. OC-192c	IP/PPP over SONET

Notes:

1.                                       Reserved

2.                                       IPv6 shall be supported when offered commercially by the contractor.

3.                                       Where E-1/E-3 carrier service is provided, appropriate corresponding payload data rates apply.

The User-to-Network-Interfaces (UNI) at the SDP, as defined in Section C.2.7.3.3.2 for Remote Access VPNs are mandatory, as required in J.2.1, J.2.2, and J.2.3 for Geographic Coverage, unless marked optional.

Table 6.1-2. Interface for Remote Access Network-Based IP VPNs

UNI Type	Interface/Access Type	Network-Side Interface	Protocol Type (See Note 1)
1	Voice Service	Analog dialup at 56 kbps	Point-to-Point Protocol, IPv4/v6

2	DSL Service	xDSL access at 1.5 to 6 Mbps downlink, and 384 Kbps to 1.5 Mbps uplink	Point-to-Point Protocol, IPv4/v6

3	Cable high speed access	320 Kbps up to 10 Mbps	Point-to-Point Protocol, IPv4/v6

4	Multimode/Wireless LAN Service	See Section C.2.14.3.3.1 MWLANS User-to-Network Interfaces

5	Wireless Access	See Section C.2.16.2.3.3.1 Wireless Access Arrangement Interfaces

6	Satellite Access	See Section C.2.16.2.4.3.1 Satellite Access Arrangement Interfaces

7	Circuit Switched Data Service	1. ISDN at 64 Kbps 2. ISDN at 128 Kbps 3. ISDN dial backup at 64 Kbps 4. ISDN dial backup at 128 Kbps	Point-to-Point Protocol, IPv4/v6

Notes:

1.                                       IPv6 shall be supported when the contractor makes this feature commercially available.

2.                                       Where E-1/E-3 carrier service is provided, appropriate corresponding payload data rates apply.

Service Level Agreements

Volume II, Appendix B.3, Attachment 1 of Networx Universal Contract

GCI shall describe how it will meet the Performance Metrics as defined by Section C.2.7.3.4.1 of the Networx RFPs for the individual services.

Network-Based Internet Protocol Virtual Private Network Services SLA

•                  Availability. Availability is captured for each VPN. Availability is calculated as follows.

Availability = total expected Available time (Tex) – total outage time (Tou)

Total Expected Available time (Tex)

Availability metrics are calculated for the Agency Bureau level by summing up Tex and Tou for all the VPNs under the Agency Bureau for a calendar month and reported as a percentage.

Availability metrics are calculated for the Agency level by summing up Tex and Tou for all the VPNs under the Agency Bureau for a calendar month and reported as a percentage.

•                  Latency. Latency value is the average round trip transmission between Agency premise routers for an IP VPN with all of its sites. Latency metric does not apply for DSL, Cable High Speed, Wireless, and Satellite access methods. Latency metric is collected for each metric at regular intervals and an average is calculated on a monthly basis.

Latency metric for an agency bureau is calculated as the monthly latency average of all VPNs associated with that agency bureau.

Latency metric for an agency is calculated as the monthly latency average of all VPNs associated with that agency.

•                  Jitter. Jitter is the average variation or difference in the delay between received packets on every IP VPN. The Jitter values are averaged over a month for each Connection.

Jitter value for a agency bureau is the monthly average values of all IP VPN connections belonging to that Agency Bureau.

Jitter value for a agency is the monthly average values of all IP VPN connections belonging to that Agency.

•                  Packet Loss. Packet loss is the number of packets lost versus the number of packets transmitted across the VPN. The ratio is the average for each month.

Packet loss for each agency bureau is the monthly average values of all VPN connections belonging to that Agency Bureau.

Packet loss the monthly average values of all VPN connections belonging to that Agency Bureau.

Performance Metrics

Section C.2.7.3.4 of Networx Universal RFP

Performance Metrics for Network-Based IP VPNs

GCI will comply with all performance metric requirements for NBIP-VPNS.

The performance levels and Acceptable Quality Level (AQL) of Key Performance Indicators (KPIs) for Network-based IP VPNs in Section C.2.7.3.4.1. are mandatory unless marked optional:

Table 7.2.1-1. Performance Metrics for Network-based IP VPNs

Key Performance Indicator (KPI)	Service Level	Performance Standard (Threshold)	Acceptable Quality Level (AQL)	How Measured
Latency (CONUS)	Routine	70 ms	< 70 ms	See Note 1

Latency (OCONUS)	Routine	150 ms	< 150 ms	See Note 2

Av(VPN)	Routine	99.9%	> 99.9%	See Note 3
	Critical	99.99%	> 99.99%

Time to Restore	Without Dispatch	4 hours	< 4 hours	See Note 4
	With Dispatch	8 hours	< 8 hours

Notes:

(1).                Latency value is the average round trip transmission between Agency premise routers for an IP VPN with all of its CONUS sites. Latency metric does not apply for DSL, Cable High Speed, Wireless, and Satellite access methods. Relevant standards are RFC 1242 and RFC 2285. The contractor may propose to the Government more cost effective test and measurement technique alternatives that meet or exceed the requirements in RFC 1242 and RFC 2285.

(2).                Latency value is the average round trip transmission between Agency premise routers for an IP VPN with its CONUS and OCONUS sites. Latency metric does not apply for DSL, Cable High Speed, Wireless, and Satellite access methods. Relevant standards are RFC 1242 and RFC 2285. The contractor may propose to the Government more cost effective test and measurement technique alternatives that meet or exceed the requirements in RFC 1242 and RFC 2285.

(3).                VPN availability is measured end-to-end and calculated as a percentage of the total reporting interval time that the VPN is operationally available to the Agency. Availability is computed by the standard formula:

Av(VPN) =	RI(HR) – COT(HR)	x100
RI(HR)

(4).                See Section C.3.3.1.2.4 for the definitions and measurement guidelines.

Service Quality and Performance Metrics

Volume I, Section 4.2.2.2.2 of Networx Universal Contract

Verizon is offering NBIP-VPNS as a monitored network service to meet the reporting requirements for real-time network performance metrics (latency, grade of service, jitter). Verizon will comply with the requirements in Section C.2.1.6.2. When an agency orders NBIP-VPNS in which the technical performance requirements are specified on an SDP-to-SDP basis,(3) Verizon will use SEDs to meet the requirements and/or access to, or use of, the agency’s customer-premises equipment or software to meet the requirements. The ordering agency may (1) elect to not order such SEDs and/or (2) elect to not permit Verizon access to, or any use of, the agency’s customer-premises equipment or software for such purposes.

In these situation(s) and unless otherwise agreed to by Verizon and the user agency, Verizon, when directed by the user agency or by GSA, will monitor, measure, and report the performance of the service for KPI/AQL and for SLA purposes either (1) on an SDP-to-SDP basis, by defining the SDP for performance metric measurement purposes for affected location(s) as being located at the connecting POP(s) of the location(s), or (2) on a POP-to-POP basis. If directed to use the latter method, Verizon will comply with the following:

1.                                       For all IP-based network services, the applicable POP-to-POP performance requirements to be used will be those defined in Section C.2.4.1 (IPS).

2.                                       For all other services, the service-specific SDP-to-SDP performance metrics will be applied on a POP-to-POP basis unless a stipulated POP-to-POP performance metric already applies for the associated service(s).

Verizon’s monitoring, measurement and reporting methodologies for NBIP-VPNS KPIs are described below.

(3) Including performance requirements specified on an end-to-end and/or agency premises-to-agency premises performance requirement basis.

•                  Availability. Verizon monitors NBIP-VPNS Availability (Av) using our Enterprise Trouble Management System (ETMS). Each outage is entered into a trouble ticket and recorded in ETMS. The elapsed time for each outage is measured as the difference between the timestamps when the outage is repaired and when the ticket was opened, minus any time:  (1) due to scheduled network configuration change or planned maintenance; or (2) as agreed to by the customer and Verizon, that service restoration cannot be worked due to customer-caused delays. We report Av on a monthly aggregate basis per agency using the following formula where S=NBIP-VPNS service, RI=reporting interval, COT=cumulative outage time, and HR=hours:

Av(S) =	RI(HR) – COT(HR)	x100
RI(HR)

•                  Latency. We monitor NBIP-VPNS latency between Agency CE routers using a combination of User Datagram Protocol (UDP), Internet Control Message Protocol (ICMP) and SNMP. Verizon sends a series of test packets to measure latency. We report latency results in near real-time and provide aggregate reports (daily, weekly, monthly) for the previous month.

•                  Time to Restore. We monitor NBIP-VPNS Time to Restore (TTR) using our ETMS. Verizon calculates outages as discussed under Availability, above. We report TTR on a per-incident basis.

Additional Metrics

Volume I, Section 4.2.2.2.4 of Networx Universal Contract

•                  Grade of Service. Verizon offers a NBIP-VPNS GOS metric for packet loss:

•                  < 0.4% for best effort (BE) traffic

•                  < .01% for Enhanced CoS (DiffServ Assured Forwarding – AF)

•                  < ..005% for Premium CoS (DiffServ EF).

Verizon monitors NBIP-VPNS packet loss between Agency CE routers using a combination of UDP, ICMP and SNMP. A series of test packets is sent to measure packet loss. Verizon reports packet loss results in near real-time and provides aggregate reports for the previous month.

•                  Jitter. Verizon offers a NBIP-VPNS jitter metric of < 10 ms for Premium CoS (EF). Verizon will monitor NBIP-VPNS jitter for Premium CoS (DiffServ EF CoS) between Agency CE routers using a combination of UDP, ICMP and SNMP. A series of test packets is sent to measure jitter. Verizon reports jitter results in near real-time and provides aggregate reports as discussed above.

Features

Section C.2.7.3.2 of Networx Universal RFP

GCI shall describe how it will provide all of the features identified in section C.2.7.3.2, of the Networx RFP. GCI shall also price the required features per B 2.7.3.4-1 & and provide in the required format.

NBIP-VPNS Features

Volume I, Section 4.2.2.3.1.2 of Networx Universal Contract

GCI will comply with all feature requirements for C.2.7.3.2.1 as follows.

1              Verizon’s NBIP-VPNS supports multiple CoSs corresponding to the Networx requirements for Premium, Enhanced and Standard. Premium CoS corresponds to DiffServ EF CoS; Enhanced CoS corresponds to DiffServ AF CoS; and Standard CoS corresponds to DiffServ BE CoS. Two drop priorities are supported for Enhanced CoS.

2              Verizon supports a number of designs that provide redundancy, failover, or load sharing. Customers may order diverse circuits to diverse nodes and/or routers on the NBIP-VPNS network. Through the use of BGP routing, load sharing and failover scenarios can be configured. In many cases, we can provide diverse access facilities. We support over 800 Government buildings today under the FTS2001 contract with Verizon local access facilities.

3              Verizon’s SIG will be used to support all Internet Gateway requirements. SIG provides controlled and monitored access to and/or from NBIP-VPNS VPNs through a stateful, network-based firewall. The firewall offers many of the same features of traditional CPE-based firewalls, including but not limited to:  NAT/PAT, User Authentication, URL filtering, DOS protection, Logging, and High Availability.

4              Verizon’s NBIP-VPNS supports interworking with Verizon’s Frame Relay, ATM and IPS networks. The optional Ethernet Service interworking service is not proposed.

5              Verizon and customer-generated encryption keys are supported with VPN mesh designs.

6              Agency traffic is logically separated but shares transmission facilities with other agencies.

7              Verizon supports the full range of security services specified, either as part of our SIG Internet gateway or as part of our Managed Security Services in Section C.2.10. The NBIP-VPNS network is closed and rides a separate switching infrastructure, and does not peer with the public Internet, most security services are not needed to protect from external attacks.

Training

Volume II, Section 3.11 of Networx Universal Contract

GCI shall offer sales training to the Verizon Government Markets sales organization to facilitate the selling of GCI High-speed Service both under the FTS2001 contract umbrella as well as Networx.

GCI shall offer training materials to Verizon and its customers in order to support Verizon’s ability to deliver training to Networx customers as defined by Section C.3.7 of the Networx RFPs.

Training Content

GCI will provide content for NBIP-VPNS training in accordance with the requirements of RFP Section C.3.7.2.

Training Development

Team Verizon’s solution for training development meets or exceeds all requirements found in RFP Section C.3.7.2.1.

Training Availability

Team Verizon’s solution for training availability meets or exceeds all requirements found in RFP C.3.7.2.2.

Training Maintenance

Team Verizon’s solution for training maintenance meets or exceeds all requirements found in RFP C.3.7.2.6.

Within 30 business days following any changes to Team Verizon’s Networx program that would result in any changes or modifications to the training program, all affected training material will be updated and made available to the Government. These modifications will be provided at no cost.

Partner Meetings/Sales Opportunities

FLAG DOES NOT MAP TO NETWORX PROPOSAL/CONTRACT.

GCI shall support meetings with Verizon Networx Partners.

GCI shall assign sales representatives to support the FTS2001 and Networx opportunities. GCI shall support Sales Opportunity Reviews to ensure collaborative planning.

4.0          Project Term

This agreement will run concurrent with Verizon’s Networx Universal and Enterprise contracts with the GSA.  Time period will be upon issuance of a Purchase Order thru 2011.

5.0          Deliverables

See Project Scope.

6.0          Contact Information

VerizonBusiness

Name

Title

Address

City, State  Zip

Phone number

Fax number

Email address

Supplier Name - GCI

Name - Laura Rykaczewski

Title - Senior Account Manager

Address

City, State  Zip

Phone number - 907 868 5351

Fax number - 907 868 6292

Email address - lrykaczewski@gci.com

7.0          Project Staffing

Not applicable.

8.0          Work Performance

•              Security – N/A

•              Hours & Overtime – Pre-approval of time/materials above what is identified in the Cost & Schedule section is required when they impact project costs

•              Travel & Expense Guidelines – N/A

9.0          Assumptions/Risks/Dependencies

Refer to Exhibit B prime contract “flow down provisions”

10.0        Verizon Responsibilities

See Project Scope

11.0        Cost and Schedule (TBD)

The value of this SOW is estimated to be approximately $X,XXX,XXX.00 for the term of the SOW.

Year 1 (2007) = $

Year 2 (2008) = $

Year 3 (2009) = $

Year 4 (2010) = $

Pricing Structure

Section B.2.7.3 of Networx Universal RFP

GCI shall provide competitive pricing to Verizon. GCI shall comply with the Pricing Structure outlined in Section B.2.7.3.3 of the Networx RFPs.

Network-Based IP VPN (NBIP-VPNS) Service

The technical requirements for NBIP-VPNS are described in Section C.2.7.3.

Network-Based IP VPN Price Structure

The price structure for NBIP-VPNS shall comprise the following elements:

a.                                       Network Design and Engineering

b.                                      Transport Charges

c.                                       Feature Charges

The pricing associated with a NBIP-VPNS is dependent upon a number of factors such as number of sites, bandwidth requirements, security services, and the type of access. The CLIN associated with the network design and engineering service shall be ICB as shown in Table B.2.7.3.1-2.

Table 0-1. NBIP-VPNS Prices

CLIN	Case Number *	Price	Price Start Date	Price Stop Date	Price Replaced Date

*    Applies to ICB CLINs only

Table 0-2. NBIP-VPNS Network
Design and Engineering Pricing Instructions

Routine NRC CLIN	Critical NRC CLIN	Description	Charging Unit
0210001	0210004	Network Design and Engineering Service	ICB

Pricing for SEDs for the user to network interfaces shall be listed in RFP Section B.4.

NBIP-VPNS Access

For a remote access solution, several types of access arrangements are possible such as switched access for remote dial-up. The switched access may be from an independent source (e.g., another Government contract) which may form the basis for both dial-up and/or DSL access (for instance, in the case of a person telecommuting from home). Similarly, cable access may be from an independent source in case of a telecommuter. Any charges, if applicable, for interfacing with cable and DSL service shall be included in the port charges. The independent arrangement handles remote access which requires secure IPSec tunnels.

For Intranet and Extranet solutions, pricing for dedicated access is described in RFP Section B.3.

NBIP-VPNS Transport

Table B.2.7.3.3-1 provides the format for NBIP-VPNS port prices. Tables B.2.7.3.3-2 through B.2.7.3.3-4 provide the instructions for CONUS, OCONUS and non-domestic pricing.

Table 0-1. NBIP-VPNS Port Prices

CLIN	Case Number*	Country/ Jurisdiction ID**	Price	Price Start Date	Price Stop Date	Price Replaced Date

*    Case Number applies to ICB CLINs only

**  For Country/Jurisdiction IDs, see Table B.6.6-1

Table 0-2. NBIP-VPNS Port Pricing Instructions (OCONUS)

CLIN (Routine)	CLIN (Critical)	Description	Charging Unit (unless stated elsewhere)

0213501	0217101	Embedded – Analog dial-up (56 kbps), Critical is ICB	MRC per port

0213502	0217102	Embedded – ISDN dial-up (64 kbps), Critical is ICB	MRC per port

0213503	0217103	Embedded – ISDN dial-up (128 kbps), Critical is ICB	MRC per port

0213504	0217104	Embedded – ISDN dial backup (64 kbps), Critical is ICB	MRC per port

0213505	0217105	Embedded – ISDN dial backup (128 kbps), Critical is ICB	MRC per port

0213506 (Optional)	0217106 (Optional)	Embedded Cable – 384 kbps (Optional), Critical is ICB	MRC per port

0213507 (Optional)	0217107 (Optional)	Embedded Cable – 768 kbps (Optional), Critical is ICB	MRC per port

0213508 (Optional)	0217108 (Optional)	Embedded Cable – 5 Mbps (Optional), Critical is ICB	MRC per port

0213509 (Optional)	0217109 (Optional)	Embedded Cable – 10 Mbps (Optional), Critical is ICB	MRC per port

0213510	0217110	Embedded – ADSL (1.54 Mbps/384 kbps), Critical is ICB	MRC per port

0213511	0217111	Embedded – ADSL (3 Mbps/512 kbps), Critical is ICB	MRC per port

0213512	0217112	Embedded – ADSL (6 Mbps/768 kbps), Critical is ICB	MRC per port

0213513	0217113	Embedded – SDSL (1.54 Mbps/1.54 Mbps), Critical is ICB	MRC per port

0213514	0217114	Embedded – SDSL (768 kbps/768 kbps), Critical is ICB	MRC per port

CLIN (Routine)	CLIN (Critical)	Description	Charging Unit (unless stated elsewhere)

0213515	0217115	Embedded – SDSL (384 kbps/384 kbps), Critical is ICB	MRC per port

0213516 (Optional)	0217116 (Optional)	Embedded – MWLANS (Up to 54 Mbps) (Optional), Critical is ICB	MRC per port

0213517 (Optional)	0217117 (Optional)	Embedded – Broadband Wireless – up to 19.2 kbps) (Optional), Critical and Routine are ICB	MRC per port

0213518- (Optional)	0217118 (Optional)	Embedded – Broadband Wireless – up to 1.54 Mbps) (Optional), Critical and Routine are ICB	MRC per port

0213519 (Optional)	0217119 (Optional)	Embedded – Broadband Wireless – up to 43 Mbps) (Optional), Critical and Routine are ICB	MRC per port

0213520	0217120	Embedded – Satellite (Up to 19.2 kbps), Critical is ICB	MRC per port

0213521	0217121	Embedded – Satellite (Up to 1.54 Mbps), Critical is ICB	MRC per port

0213522	0217122	Embedded – Satellite (Up to 43 Mbps), Critical is ICB	MRC per port

0213523	0217123	Independent – Analog dial-up (56 kbps), Critical is ICB	MRC per port

0213524	0217124-	Independent – ISDN dial-up (64 kbps), Critical is ICB	MRC per port

0213525	0217125	Independent – ISDN dial-up (128 kbps), Critical is ICB	MRC per port

0213526	0217126	Independent – ISDN dial backup (64 kbps), Critical is ICB	MRC per port

0213527	0217127	Independent – ISDN dial backup (128 kbps), Critical is ICB	MRC per port

0213528	0217128	Independent Cable – 384 kbps, Critical is ICB	MRC per port

0213529	0217129	Independent Cable – 768 kbps, Critical is ICB	MRC per port

0213530	0217130	Independent Cable – 5 Mbps, Critical is ICB	MRC per port

0213531	0217131	Independent Cable – 10 Mbps, Critical is ICB	MRC per port

0213532	0217132	Independent – ADSL (1.54 Mbps/384 kbps), Critical is ICB	MRC per port

0213533	0217133	Independent – ADSL (3 Mbps/512 kbps), Critical is ICB	MRC per port

0213534	0217134	Independent – ADSL (6 Mbps/768 kbps), Critical is ICB	MRC per port

CLIN (Routine)	CLIN (Critical)	Description	Charging Unit (unless stated elsewhere)

0213535	0217135	Independent – SDSL (1.54 Mbps/1.54 Mbps), Critical is ICB	MRC per port

0213536	0217136	Independent – SDSL (768 kbps/768 kbps), Critical is ICB	MRC per port

0213537	0217137	Independent – SDSL (384 kbps/384 kbps), Critical is ICB	MRC per port

0213538	0217138	Independent – MWLANS (Up to 54 Mbps), Critical is ICB	MRC per port

0213539	0217139	Independent – Broadband Wireless – up to 19.2 kbps), Critical is ICB	MRC per port

0213540	0217140	Independent – Broadband Wireless – up to 1.54 Mbps), Critical is ICB	MRC per port

0213541	0217141	Independent – Broadband Wireless – up to 43 Mbps), Critical is ICB	MRC per port

0213542	0217142	Independent – Satellite (Up to 19.2 kbps), Critical is ICB	MRC per port

0213543	0217143-	Independent – Satellite (Up to 1.54 Mbps), Critical is ICB	MRC per port

0213544	0217144	Independent – Satellite (Up to 43 Mbps), Critical is ICB	MRC per port

0213571	0217145	64 kbps (DS0)	MRC per port

0213572	0217146	FT1 (2 x DS0)	MRC per port

0213573	0217147	FT1 (3 x DS0)	MRC per port

0213574	0217148	FT1 (4 x DS0)	MRC per port

0213575	0217149	FT1 (5 x DS0)	MRC per port

0213576	0217150	FT1 (6 x DS0)	MRC per port

0213545	0217151	T1	MRC per port

0213546	0217152	FT3 (2 x T1)	MRC per port

0213547	0217153	FT3 (3 x T1)	MRC per port

0213548	0217154	FT3 (4 x T1)	MRC per port

0213549	0217155	FT3 (5 x T1)	MRC per port

0213550	0217156	FT3 (6 x T1)	MRC per port

0213551	0217157	FT3 (7 x T1)	MRC per port

0213552	0217158	FT3 (8 x T1)	MRC per port

0213553	0217159	FT3 (9 x T1)	MRC per port

0213554	0217160	FT3 (10 x T1)	MRC per port

0213555	0217161	T3	MRC per port

CLIN (Routine)	CLIN (Critical)	Description	Charging Unit (unless stated elsewhere)

0213556	0217162	Ethernet – 1 Mbps	MRC per port

0213557	0217163	Ethernet – 10 Mbps	MRC per port

0213558	0217164	Ethernet – 100 Mbps	MRC per port

0213559	0217165	Ethernet – 1000 Mbps	MRC per port

0213560 (Optional)	0217166 (Optional)	Ethernet – 10G (Optional)	MRC per port

0213561	0217167	OC-3c	MRC per port

0213562	0217168	OC-12c	MRC per port

0213563	0217169	OC-48c	MRC per port

0213564	0217170	OC-192c	MRC per port

NBIP-VPNS Feature Prices

Table B.2.7.3.4-2 provides the pricing instructions for the features supported by NBIP-VPNS. Table B.2.7.3.4-1 provides the format for pricing purposes.

When the contractor does not use its own non-domestic IP network, the contractor shall provide non-domestic feature charges as pass-through of actual costs with no markup.

Table 0-1. NBIP-VPNS Feature Prices

CLIN	Case Number*	Country/ Jurisdiction ID**	Price	Price Start Date	Price Stop Date	Price Replaced Date

*                    Applies to ICB CLINs only

**  For Country/Jurisdiction IDs, See Table B.6.6-1

Table 0-2. NBIP-VPNS–Feature Pricing Instructions

CLIN	Description	Charging Unit

0219001	Class of Service (CoS) - Premium	Surcharge per 64 Kbps (MRC)

0219002	Class of Service (CoS) – Enhanced	Surcharge per 64 Kbps (MRC)

	Class of Service (CoS) – Standard	NSP

	High availability option - Fault tolerance	See RFP Section B.4 (SED)

	High availability option - Load sharing	See RFP Section B.4 (SED)

CLIN	Description	Charging Unit

	High availability option - Fail-over protection	See RFP Section B.4 (SED)

	High availability option - Diverse access points to service provider’s POPs.	See RFP Section B.3

0219003	Internet Gateway Service	ICB-MRC (depending upon bandwidth)

0219020	Interworking services - ATMS	NSP

0219021	Interworking services - FRS	NSP

0219022 (Optional)	Interworking services – Ethernet (Optional)	NSP

0219023	Interworking service – IPS	NSP

0219004	Key Management – Contractor	ICB-MRC

0219005	Key Management – Government Agency (Key Generation Only)	ICB-MRC

CLIN	Description	Charging Unit

0219010 (Optional)	Non-peered Private IP Network (Optional)	ICB

	Security service - Carrier grade managed stateful firewall services	RFP Section B.2.10.1

	Security service - Network scanning service	RFP Section B.2.10.3

	Security service - Managed Intrusion Detection service	RFP Section B.2.10.2

	Security service- Denial of Service (DoS) protection	RFP Section B.2.10.1

	Security service - Network Address Translation	RFP Section B.2.10.1

	Security service - Port Address Translation	RFP Section B.2.10.1

	Security service - Edge-to-edge encryption	RFP Section B.4

	Security service- Replay attack protection	RFP Section B.2.10.2

12.0        Bonding Requirements

Not applicable.

13.0        Invoicing Requirements

In order for you to receive payment, receipts must be completed and all ORIGINAL invoices must be submitted to Accounts Payable.  In the event an original invoice was sent to the Verizon end user, it will be the responsibility of the Verizon end user to ensure the original invoice is forwarded to Accounts Payable.

A valid invoice MUST contain the following:

Supplier Name	Remittance Address
Invoice Number	Purchase Order Number
Invoice Date	Dollar amount broken out by line item of the Purchase Order

The payment terms for such work will be Net 30 days from date of an authorized invoice.

Send ORIGINAL INVOICE to
Verizon Business P.O. Box 770 Ashburn, VA 20146-0770

Please send a COPY of the INVOICE to

Verizon Business Federal - AP 2485 Natomas Park Drive, Suite 450 Sacramento, CA 95831 Jenifer.Mojonnier@verizonbusiness.com

Failure to follow the above directions may result in delay of payment.

14.0        Applicable Documents

GCI ICDs

GCI ICD_P_II_SPIM_v2.8_06072007.doc

GCI SV_7 2_ICD_GCI_v4 0.doc

GCI ICD_GCI_ASR_v2.1_01182007.doc

GCI Pricing

See attached excel worksheet.

Verizon will provide any working documents that may be required to complete the work effort.  All content will be the exclusive property of Verizon.   “GCI” will secure prior approval from Verizon before any materials are shared publicly.  Because Verizon will have provided content and approve on all material, Verizon will have sole responsibility for accuracy of contents.

15.0        Vendor Outsourced Activity

No third party subcontractor shall be added to a Statement of Work by the Consultant without obtaining prior approval from Verizon’s Primary contact above.

16.0        SOW Change of Scope Procedure (if applicable)

Any change to this Statement of Work shall be provided in writing and accepted by both Parties before being accepted and included as a part of this SOW Agreement.

17.0        Acceptance Criteria

Acceptance shall be given when all of the deliverables have been received or completed, including receipt of all documents and data produced during this project.  Approval of invoice for work performed is acknowledgement of acceptance criteria.

The parties agree that this engagement letter/SOW describes certain Services to be performed by GCI for Verizon.  GCI acknowledges and agrees that the Services described herein shall not commence until GCI receives from Verizon a Purchase Order incorporating this engagement letter/SOW.  THERE IS NO BINDING OBLIGATION BETWEEN GCI AND VERIZON WITH REGARD TO THE SPECIFIC PROJECT DESCRIBED IN THIS SOW UNTIL THE CORRESPONDING PURCHASE ORDER IS ISSUED.  FAILURE TO OBTAIN BOTH A VALID PURCHASE ORDER AND AN APPROVED ENGAGEMENT LETTER OR SOW WILL RESULT IN VERIZON HAVING NO LIABILITY OF ANY KIND FOR ANY PERFORMANCE OF SERVICES DESCRIBED HEREIN.

In WITNESS WHEREOF, the parties have entered into this Statement of Work as a part of an agreement.

Verizon Services Corporation	General Communication, Inc.

By:	By:
{Signature}	{Signature}
Richard Westlund
{Printed Name}	{Printed Name}
Senior VP & General Manager
{Title}	{Title}

{Date}	{Date}

Exhibit A

SCOPE OF WORK

PBIP - VPNS

(11 OF 14)

STATEMENT OF WORK

GCI Premises-Based IP VPN Services (PBIP-VPNS)

Networx Universal Contract Volume I, Section 4.2.1

1.0          Objective

Verizon has selected GCI to meet the requirements for Premises-Based IP VPN Services (PBIP-VPNS). GCI will comply with all requirements for C.2.7.2 as outlined on the following pages.

2.0          Background

Premises-based IP Virtual Private Networks (VPN) are typically IPSec tunnel-based, with customer edge (CE) devices encrypting and decrypting traffic before it enters and leaves the contractor’s network. Because security is provided on an end-to-end basis, the contractor has no visibility into the IP tunnel. A Layer 3 IP VPN provides any-to-any connectivity because it relies on IP routing to build paths, which facilitates the creation of fully or partially meshed networks between CE devices across the contractor’s cloud.

3.0          Project Scope

GCI is only providing the local and Alaska LD for this service.  VZB is providing the long distance portion of the service.

Technical Requirements

Section 2.7.2.1.4 of Networx Universal RFP

GCI shall offer a technical solution which meets the requirements of GSA’s Networx Universal and Enterprise RFPs (heretofore referred to as Networx RFPs) Section C.2.7.2, (PBIPVPN) as well as provide pricing in the structure provided for in Section B.2.7.2, Tables B.2.7.2.1-1 through 3 as it pertains to OCONUS requirements. If GCI does not provide any of the services described in Section C.2.7.2 then it will be GCI’s responsibility to identify a teaming partner or solution to meet all of the requirements in Section C.2.7.2 as it relates to (PBIPVPN), as it pertains to Alaska coverage.

GCI shall work with Verizon on how it will provide Management and Operations (MOPS) data to support Verizon’s ability to deliver a MOPS solution and MOPS deliverables under the Networx contract(s), as defined by the requirements on Section C.3 of the Networx RFPs. This will include developing a data interchange interface with Verizon to support the MOPS requirements. Data interchange between Verizon and GCI will be defined prior to contract award and must support the requirement for Networx vendors to provide an Operational Capabilities Demonstration prior to contract award.

Verizon will provide all network connectivity for these services unless otherwise specified.

Service Overview

Verizon has selected GCI to meet the requirements for Premises-Based IP VPN Services (PBIP-VPNS). GCI will comply with all requirements for C.2.7.2 as outlined on the following pages.

Description of Approach to Service Delivery

Volume I, Section 4.2.1.1.1 of Networx Universal Contract

Verizon proposes to use its commercial IP VPN service offerings to meet the requirements of Section C.2.7.2, Premises-Based IP VPN services (PBIP-VPNS). We provide a set of secure, robust and feature rich set of IP VPN solutions to satisfy Networx requirements for:

•                  Intranet networks

•                  Extranet networks

•                  Remote access to Hub/HQ site for mobile/remote users.

Our PBIP-VPNS solutions are mature, turnkey service offerings based on proven technology and rigorously tested for security, interoperability, and performance. We can provision a broad range of access services to Agency locations including Dialup (56K, ISDN), Broadband (DSL, Cable, Wireless, Satellite), Dedicated (768 kbps up to OC48c), FR/ATM (T1-OC12), and Ethernet (1 Mbps to 1 Gbps). We work with Agencies to identify locations with special access needs, or qualify the Service Wiring Center (SWC) for available access speed and methods to connect to Points-of-Presence (POPs). We will implement managed routers with the appropriate VPN and security policies as requested by the Agency. Our scalable PBIP-VPNS are securely managed using integrated systems. Key elements include:

•      The service delivery process begins with the Verizon Installation Engineer establishing and/or confirming the base router configuration.

•      Before the IP VPN router is shipped to an Agency location, a base router configuration is loaded that includes the interface, IP network, and routing configuration required to access the router remotely; secure router login and SNMP passwords; pre-shared keys and/or policies required for secure management, and; access controls limiting access to Verizon provisioning systems.

•                  The service delivery process concludes once the routers are shipped to the Agency site and VPN policy is applied.

•      VPN configuration is remotely deployed and encrypted/authenticated using pre-shared information created in the VPN Router/CPE base.

•                  Integrated systems allow for the secure deployment of VPN policy, as well as distribution of pre-shared keys, passwords, configuration, and policies.

•                  Configuration Server. Automates base router configuration for new installations).

•                  Provisioning System. Allows IP VPN to be centrally managed and scalable. Automates VPN management and node configuration.

•                  Change Management and Back-up Servers. Allows Verizon to rapidly restore configurations to a single router or to an entire VPN topology).

•                  Tunnels. SSH, HTTPs and IPSEC tunnels transfer data between systems.

Verizon PBIP-VPNS’ are fully managed and provide the scalability, reliability, and security needed for site-to-site or remote-to-hub site VPNs; both fully-meshed and hub-and-spoke configurations are supported. Verizon supports industry standard IP Security (IPSEC) and Secure Sockets Layer (SSL) for authentication, encryption, and data integrity using FIPS 140-2 compliant equipment whenever available to meet Agency needs. After the provisioning of the Agency IPSEC/SSL VPN network, Verizon will monitor and manage the network 24x7 and provide support through our Government Network Operations Center (NOC) and Security Operations Center (SOC). Our PBIP-VPNS portfolio provides solutions that meet all GSA requirements. A number of different access arrangements are available that support standard access, failover, load sharing and diversity; including dual-homing a location to two diverse Verizon POPs. For large sites with high speed applications, we propose PBIP-VPNS Dedicated. Subscribing Agencies may order port speeds ranging from 768 kbps up to OC-48c and Ethernet. For smaller sites that are candidates for broadband access (DSL, Cable Modem, Wireless, Satellite), Verizon proposes PBIP-VPNS Broadband. Subscribing Agencies may connect via any combination of broadband services to a hubs/headquarters location using dedicated access (we require the hub/headquarter site to have a dedicated/wireline connection to meet SLAs for DSL broadband access.).

Remote Access. For Agencies with mobile, teleworker, or traveling users requiring access to Agency intranet systems, we propose Verizon’s PBIP-VPNS Remote Access Services (RAS). This solution provides remote access connectivity and a secure IPSEC or SSL tunnel from an end user’s workstation to the subscribing Agency’s LAN. Verizon provides over 3,800 dial POPs; in addition to broadband DSL and Wireless services to meet coverage requirements. Both Cisco and Nortel SEDs are available that support from 1 to 5,000 concurrent tunnel connections. Our standard SEDs supplier for PBIP-VPNS is Cisco (and Nortel for remote access), but other vendors are available and supported on an individual case basis. Both Cisco and Nortel support L2TP, and IPSEC standards, allowing subscribing

Agencies to employ many different protocols, including TCP/IP, IPX, and/or AppleTalk. The VPN platforms support DES, 3DES, AES, and RC4 encryption, which enables the Networx customers to choose between better performance and stronger encryption. With PBIP-VPNS RAS service, subscribing agencies are responsible for creating and maintaining user accounts. Cisco and Nortel enable the use of Agency-hosted RADIUS servers, and allow for token and PKI authentication. Nortel also has an internal Lightweight Directory Access Protocol (LDAP) server that subscribing Agencies can use to manage service to their users. Verizon provides monitoring, management, and maintenance for RAS equipment, but designated agency administrators have access to logs that include a number of reports, including user, system, session, failed authorizations, and expired password reports. Our PBIP-VPNS SSL service is a managed remote access service (RAS) that combines Verizon’s Dedicated Internet connectivity, RAS, Managed CPE, and VPN hardware/software management for a total and comprehensive VPN solution. PBIP-VPNS SSL service allows Networx users to connect to an SSL appliance located on the Agency’s LAN through the SSL protocol already available on most web browsers. The solution is typically referred to as a “clientless” solution because users simply launch their web browser and authenticate through an Agency-branded web portal to securely access corporate-owned or provided browser-based applications. Java-based or SOCKS-based clients are also available, since not all applications are web-enabled. (SOCKS is a networking proxy protocol that enables hosts on one side of a SOCKS server to gain full access to hosts on the other side of the SOCKS server without requiring direct IP-reachability. SOCKS-based is often used as a network firewall, redirecting connection requests from hosts on opposite sides of a SOCKS server. The SOCKS server authenticates and authorizes requests, establishes a proxy connection, and relays data between hosts.) With remote access SSL solutions, users are granted access to specific applications, which makes these types of solutions attractive to subscribing Agencies that seek to provide connectivity to business or extranet partners as well as to employees.

Verizon has been delivering managed PBIP-VPNS solutions for more than seven years. We were the first provider to roll out a managed PBIP-VPNS, and we continue to lead the industry in the number of CPE nodes installed, which currently number more than 20,000. We have the experience, the technology, and the talent to implement and support VPNs of any size and scope. We were the first to implement a 10,000-node Managed IP VPN network using a combination of Broadband DSL and high-speed dedicated access services. The 10,000-node implementation was for Allstate Corporation (Allstate Client Reference). Ultimately, it isn’t just hardware and software that sets our VPN offering apart. Allstate chose Verizon for several reasons: our experience and expertise, our commitment to excellence, the quality of our customer service support, our history of innovation, and the global reach and flexibility of our network. With our proven technology, expertise, and focus on innovation, our comprehensive PBIP-VPNS portfolio addresses the key issues facing Government Agencies and commercial businesses today, including total cost of ownership (TCO), business continuity assurance, and cutting-edge service. Our IP VPNS services offer:

•                  Security. Privacy, encryption, and authentication with no impact on network performance.

•                  Scalability. Simplified installation, configuration, and re-configuration as the network demand.

•                  Manageability. Fully managed, logical data network, including proactive 24x7 management and reporting.

•                  Flexibility. A variety of access methods and fully meshed or hub-and-spoke network topologies to meet agency infrastructure requirements.

•                  Performance. Increased bandwidth efficiency, greater network resilience, improved quality of service, award winning customer service, and industry-leading SLAs.

•                  Simplicity. Easy-to-use network configuration or design process.

Technical Capabilities

Volume I, Section 4.2.1.3.1.1 of Networx Universal Contract

GCI will comply with all technical requirements for C.2.7.2.1.4 as follows.

1              Tunneling standards such as L2TP, GRE, IPSEC, and SSL/TLS are implemented using the PBIP-VPNS service portfolio. IPSEC is implemented under IP VPN Dedicated, Broadband, and Remote Access CPE-based. GRE is supported with high availability design, L2TP is supported as the tunneling protocol for the IP VPN Remote Access service; and SSL is supported using PBIP-VPNS SSL RAS.

2              Our PBIP-VPNS solutions using IP Security (IPSEC) implementation (DES, 3DES, AES) conform to all FIBS publication and modules, including FIPS PUB 46-3 and FIPS 140-2. RC4 encryption is also supported.

3              Networx Customers can use a variety of authentication mechanisms that utilize Remote Access IP VPN solutions. These mechanisms feature our RADIUS/authentication platform, Internal LDAP via Nortel Contivity Switch, Agency-hosted RADIUS/LDAP server, token integration using RSA Technology, and/or the PKI/X.509 system. For Internet dial access, subscribing agencies can leverage Verizon Internet Dial services). In addition, subscribing agencies can utilize Verizon Enterprise Service Management (ESM) system through a web interface to perform administration and management of user accounts. Once Internet access is accomplished, remote users with a VPN client (Cisco or Nortel) can authenticate to their hub/HQ VPN Switch/Concentrator to gain access to the VPN network. For PBIP-

VPNS SSL RAS solution, users will be authenticated to the Cisco Concentrator platform.

4              Verizon Managed PBIP-VPNS are easily scalable solutions featuring comprehensive access methods. Our PBIP-VPNS support hundreds of fully meshed sites, and thousands of sites in a hub-and-spoke topology at speeds from dialup 56K/128K, broadband (DSL, Cable, Wireless, Satellite) to dedicated Ethernet and T1 up to OC-3. Access methods may include:

4a            For on-net access, we provide Rhythm’s DSL network (fully integrated to the US IP network). For off-net access, Covad and New Edge Networks extend our DSL offering.

4b            Local ISP or 3rd party connectivity is supported with PBIP-VPNS solutions.

4c            For Cable high speed access, we partner with Cox, TimeWarner, Charter, Comcast, and RCN to provide flexibility and streghten our access portfolio. Our broadband coverage includes Cable, DSL Satellite, and Wireless to meet and exceed GSA requirements.

4d            With PBIP-VPNS, Verizon supports dedicated access speeds including Fractional T1, T1/E1, T3/E3, and
OC-3/STM-1. For dedicated Ethernet, we support 1Mbps to 1Gbps at over 8,800 lit building globally, 70% of which are located in the US.

5              Verizon supports fast dial access connectivity at either 56Kbps or 128Kbps speeds. Under the PBIP-VPNS product portfolio, these fast dial capabilities are supported with PBIP-VPNS solutions using analog dial to achieve 56Kbps or ISDN for 128Kbps. Verizon coverage currently extends to over 3,800 dial POPs across the globe.

6              Verizon’s IP network offers subscribing Agencies multiple levels of data security as well as high-quality performance. We implement many layers of security, including physical, perimeter, host-based, personnel, and procedural security. To protect our network, we use a combination of traditional “defense in depth” approaches, along with perimeter security approaches. Verizon collocates its hub equipment in Telco facilities, all of which are subject to strong access restrictions. These facilities offer the highest degree of physical security. Our Internet network is also designed to keep transit traffic (e.g., IP packets being switched between hubs) away from any general-purpose computing systems (e.g., Verizon mail or news servers) that could be used to capture that transit traffic in the event of a security breach. We also use LAN switching equipment, rather than ordinary LAN hubs, to help ensure that even in the case of a server breach, capturing traffic not destined for the breached server would be very difficult. Verizon isolates its internal computing infrastructure from external access electronically as well as physically. Internal support servers are kept separate (both physically and topologically) from Verizon’s IP backbone links and customer service servers (e.g., mail and news). We deploy extensive cryptographic authentication and encryption methods. These cryptographic techniques greatly reduce the possibility of passwords passing over the network in the clear, and in many cases eliminate the need for reusable passwords that can be compromised. In addition, we also deploy Kerberos encryption and authentication systems internally, while running Kerberos, SSH, SSL, and other IP encryption protocols for external connectivity. Connections to Verizon’s internal systems from outside the firewall are extremely limited, and reinforced by many layers of security protection.

In addition to using cryptography to authenticate users and encrypt traffic, Verizon also relies on Kerberos-authenticated applications to administer its service machines. This makes it extremely difficult for a potential attacker to compromise a password or modify management and configuration data. These systems run the minimum number of Internet services needed to perform their functions, thus limiting other possible points of attack. Our position in the Internet industry, combined with an Information Security Group that works closely with our vendors, gives us access to information on new attacks and methods to counter these attacks long before the general user community is aware of them.

The security of our IP network is critical to both Verizon and GSA, and our Information Security Group is devoted to maintaining that security. Verizon’s security staff includes engineers with extensive backgrounds in computer security policy and implementation. They maintain the proper levels of protection on the Verizon IP network, ensuring that all new projects and products comply with our rigid security standards and procedures. This group’s knowledge of the necessary technologies, and its relationships with the FBI, CERT, Secret Service, and other agencies, allow them to achieve this goal.

7              With Verizon PBIP-VPNS solutions, every subscribing agencies node, connection, and VPN tunnel is monitored and managed 24x7 from our Government NOC/SOC. The NOC/SOC monitors the status of each connection and interface and collects the SNMP traps, alarms, and alerts as well as performance statistics. Subscribing Agencies are proactively notified when the NOC/SOC identifies an outage or possible service issue. In addition, we provide subscribing Agencies with the administrative tools necessary to monitor and manage security policies. The administrative tools can be accessed through our customer VPN Management portal. With this capability, agencies will be able to view the network configuration, operational state, performance statistics of each VPN site and order status.

8              As part of Verizon PBIP-VPNS services, we take full responsibility for the design, implementation, monitoring, and management of the VPN network. Service elements include: Customer Premise Equipment (CPE); bandwidth; local loop; SLA management; reporting; real-time network management; and proactive problem resolution. In addition, we have a dedicated Government-specific VPN Engineering to help integrate our solutions into a subscribing Agency’s VPN network infrastructure. Our VPN Engineering can implement any complex or custom designed solution required.

9              Verizon supports secure routing services with full routing capability on the VPN platform. The PBIP-VPNS solutions are based on a full functional router with VPN/IPSEC enabled. IP routing capabilities such as BGP, EIGRP, and OSPF are supported as dynamic routing protocols. GRE is supported as a tunneling protocol. A combination of GRE and any dynamic routing protocol can be used for high availability options such as load sharing, fault tolerance, and fail-over protection, etc. Centralized policy is stored and managed from our VPN NOC/SOC. Agency requests for changes to VPN policy can be submitted through our VPN Management web interface.

10            QoS is supported with Verizon PBIP-VPNS dedicated access service. At pre- or post-VPN installation, a subscribing Agency’s VPN administrators can submit their request for QoS services. With the Cisco VPN platform, we have the ability to support many QoS features, such as Access Control List (ACL), Weighted Fair Queuing (WFQ), Priority Queuing (PQ), and Class-Based Weighted Fair Queuing (CBWFQ). For real-time application requirements, we can configure a combination of ACL, WFQ, PQ, or CBWFQ.

Other Contract Requirements

Volume FLAG Section FLAG of Networx Contract

In preparation of the proposal response, GCI shall describe how it will support Verizon in responding to the Price Management Mechanism as defined in Section H.7 of the Networx Universal RFPs.

Interfaces

Section C.2.7.2.3 of Networx Universal RFP

GCI shall describe how it will provide all of the interfaces identified in Section C.2.7.2.3 of the Networx RFPs.

PBIP-VPNS Interfaces

GCI will comply with all applicable interfaces required for PBIP-VPNS.

The User-to-Network-Interfaces (UNI) at the SDP, as defined in Section C.2.7.2.3.1 below for Intranet and Extranet VPNs are mandatory as required in J.2.1, J.2.2, and J.2.3 for Geographic Coverage, unless marked optional.

Interface for Intranet and Extranet Premises-Based IP VPNs

Table 6.2-1. Interface for Intranet and Extranet Premises-based IP VPNs

UNI Type	Interface/ Access Type	Network-Side Interface	Protocol Type (See Note 1)
1	Ethernet Interface	1. 1 Mbps up to 1 GbE (Gigabit Ethernet)	IPv4/v6 over Ethernet
2. 10 GbE (Optional)

Notes:

1.                                       IPv6 shall be supported when offered commercially by the contractor.

2.                                       Where E-1/E-3 carrier service is provided, appropriate corresponding payload data rates apply.

The User-to-Network-Interfaces (UNI) at the SDP, as defined in Section C.2.7.2.3.2 for Remote Access VPNs are mandatory as required in J.2.1, J.2.2, and J.2.3 for Geographic Coverage, unless indicated otherwise.

Interface for Remote Access Premises-Based IP VPNs

Table 6.3-1. Interface for Remote Access Premises-Based IP VPNs

UNI Type	Interface/ Access Type	Network-Side Interface	Protocol Type (See Note 1)
1	Voice Service	Analog dialup at 56 Kbps	Point-to-Point Protocol, IPv4/v6

2	DSL Service	xDSL access at 1.5 to 6 Mbps downlink, and 384 Kbps to 1.5 Mbps uplink	Point-to-Point Protocol, IPv4/v6

3	Cable high speed access	320 kbps up to 10 Mbps	Point-to-Point Protocol, IPv4/v6

4	Multimode/Wireless LAN Service	See Section C.2.14.3.3.1 MWLANS User-to- Network Interfaces

5	Wireless Access	See Section C.2.16.2.3.3.1 Wireless Access Arrangement Interfaces

6	Satellite Access	See Section C.2.16.2.4.3.1 Satellite Access Arrangement Interfaces

7	Circuit Switched Data Service	1. ISDN at 64 Kbps 2. ISDN at 128 Kbps	Point-to-Point Protocol, IPv4/v6
3. ISDN dial backup at 64 Kbps
4. ISDN dial backup at 128 Kbps

Notes:

1.                                       IPv6 shall be supported when the contractor makes this feature commercially available.

2.                                       Where E-1/E-3 carrier service is provided, appropriate corresponding payload data rates apply.

Service Level Agreements

Volume II, Appendix B.3, Attachment 1 of Networx Universal Contract

GCI shall describe how it will meet the Performance Metrics as defined by Section C.2.7.2.4.1 of the Networx RFPs for the individual services.

Premises-Based Internet Protocol Virtual Private Network Services SLA

•                  Availability. Availability is captured for each VPN. Availability is calculated as follows.

Availability = Total expected Available time (Tex) – total outage time (Tou)

Total Expected Available time (Tex)

Availability metrics are calculated for the Agency Bureau level by summing up Tex and Tou for all the VPNs under the Agency Bureau for a calendar month and reported as a percentage.

Availability metrics are calculated for the Agency level by summing up Tex and Tou for all the VPNs under the Agency for a calendar month and reported as a percentage.

•                  Latency. Latency value is the average round trip transmission between Agency premise routers for an IP VPN with all of its sites. Latency metric does not apply for DSL, Cable High Speed, Wireless, and Satellite access methods. Latency metric is collected for each metric at regular intervals and an average is calculated on a monthly basis.

Latency metric for an agency bureau is calculated as the monthly latency average of all VPNs associated with that agency bureau

Latency metric for an agency is calculated as the monthly latency average of all VPNs associated with that agency.

Performance Metrics

Section C.2.7.2.4 of Networx Universal RFP

Performance Metrics for Premises-Based IP VPNs

GCI will comply with all performance metric requirements for this service.

The performance levels and Acceptable Quality Level (AQL) of Key Performance Indicators (KPIs) for Premises-based IP VPNs in Section C.2.7.2.4.1 are mandatory unless marked optional.

Table 7.2.1-1. Performance Metrics for Premises-Based IP VPNs

Key Performance Indicator (KPI)	Service Level	Performance Standard (Threshold)	Acceptable Quality Level (AQL)	How Measured
Av(VPN)	Routine	99.9%	>99.9%	See Note 1

Latency (CONUS)	Routine	120 ms	<120 ms	See Note 2

Latency (OCONUS)	Routine	300 ms	<300 ms	See Note 3

Time to Restore	Without	4 hours	<4 hours	See Note 4
Dispatch

	With	8 hours	<8 hours
Dispatch

Notes:

(1)          VPN availability is measured end-to-end and calculated as a percentage of the total reporting interval time that the VPN is operationally available to the Agency.  Availability is computed by the standard formula:

Av(VPN) =	RI(HR) – COT(HR)	×100
RI(HR)

(2)          Latency value is the average round trip transmission between Agency premise routers for an IP VPN with all of its CONUS sites.  Latency metric does not apply for the access methods (UNI Types 1-7) in C.2.7.2.3.2 .  Relevant standards are RFC 1242 and RFC 2285.  The contractor may propose to the Government more cost effective test and measurement technique alternatives that meet or exceed the requirements in RFC 1242 and RFC 2285.

(3)          Latency value is the average round trip transmission between Agency premise routers for an IP VPN with its CONUS and OCONUS sites.  Latency metric does not apply for DSL, Cable High Speed, Wireless, and Satellite access methods.  Relevant standards are RFC 1242 and RFC 2285.  The contractor may propose to the Government more cost effective test and measurement technique alternatives that meet or exceed the requirements in RFC 1242 and RFC 2285

(4)          See Section C.3.3.1.2.4 for the definitions and measurement guidelines.

Service Quality and Performance Metrics

Volume I, Section 4.2.1.2.1 of Networx Contract

GCI’s PBIP-VPNS performance metrics are measured as follows:

•                  Availability. Verizon monitors PBIP-VPNS Availability (Av) using our Enterprise Trouble Management System (ETMS). Each outage is entered into a trouble ticket and recorded in ETMS. Elapsed time for each outage is measured as the difference between the timestamps when the outage is repaired and when the ticket was opened, minus: any time (1) due to scheduled network configuration change or planned maintenance; or (2) as agreed to by the customer and Verizon that service restoration cannot be worked due to customer-caused delays. Verizon reports Av on a monthly aggregate basis per agency using the following formula where S=PBIP-VPNS service, RI=reporting interval, COT=cumulative outage time, and HR=hours:

Av(S) =	RI(HR) – COT(HR)	×100
RI(HR)

•                  Latency. Verizon monitors PBIP-VPNS latency between Customer Edge (CE) routers using probe packets. A probe packet is sent in each VPN tunnel to measure latency. We report latency results in near real-time and provide aggregate reports (daily, weekly, monthly) for the previous month.

•                  Time to Restore. Verizon monitors PBIP-VPNS Time to Restore (TTR) using its ETMS. Verizon calculates outages as discussed under Availability, above. We report TTR on a per incident basis.

Features

Section C.2.7.2.2 of Networx Universal RFP

GCI shall describe how it will provide all of the features identified in section C.2. 7.2.2, of the Networx RFP. GCI shall also price the required features per FLAG TYPO IN SOW PDF B 2.7.2.4-1 & 2 and provide in the required format.

PBIP-VPNS Features

Volume I, Section 4.2.1.3.1.2 of Networx Universal Contract

GCI will comply with all feature requirements for C.2.7.2.2.1 as follows.

1                                          Verizon understands GSA’s requirements for Premises-Based IP VPN Services, and we comply with all the feature requirements. Our solutions enhance subscribing Agencies’ capabilities to meet rigid security requirements and mission-critical timelines, and will provide the flexibility to seamlessly interwork with other network services to meet Federal Enterprise Architecture (FEA) initiatives. As shown in Figure 8.0-1 below, Verizon’s High Availability (HA) options for CPE under PBIP-VPNS support fault tolerance, load sharing, fail-over protection, and diverse access to Verizon Global IP Backbone These HA designs are flexible, and we have an engineering staff to support any custom design or non-standard configuration as needed. As a result, GSA will have the ability to keep its network and applications up at all times to meet mission-critical deadlines. GSA can choose several HA configurations based on the following:

1a                                    Fault Tolerance by definition is providing redundancy to services while eliminating any disruption or downtime. Verizon supports this requirement by deploying dual CPE/VPN routers configured with Cisco Hot Standby Routing Protocol (HSRP). Also, Internal BGP (IBGP) or Open Shortest Path First (OSPF) is configured for stateful IP routing and dynamic failover. On the access link, there will be two IPS circuits provisioned. One is configured using a BGP Multi Exit Discriminator (MED) or Metric of ‘0’ as primary/preferred. The secondary/ shadow circuit is configured with a MED/Metric of ‘10’. In a hub-and-spoke configuration topology, the hub site will have the fault tolerance design, and the spoke site will have a single CPE and circuit. (Note: Verizon can support the same fault tolerance for both hub and spoke, if required). For IPSEC tunnel failover between hub and spoke sites, two Generic Routing Encapsulation (GRE) tunnels are built from the spoke router to the hub routers; one to primary and the other to secondary. Additionally, Cisco Enhanced Interior Gateway Routing Protocol (EIGRP) is configured within the GRE tunnel for dynamic failover of the IPSEC tunnel. EIGRP is configured with bandwidth ‘metrics’; the higher metric is preferred and the lower metric is less preferred.

1b                                   High Availability under a load sharing scenario using two IPS circuits will leverage two CPEs at the Agency site. The two IPS circuits can either use Multilink Frame Relay (MLFR) or Mutilink PPP (MLPPP), which are the preferred methods for true load balancing and aggregated throughput, or a combination of EIGRP and OSPF. With MLFR and MLPPP, the two circuits have to terminate on the same access/gateway router within our POP in order to work. With EIGRP and OSPF, the two IPS circuits have the option of connecting to two diverse routers or POPs. Load sharing is accomplished using equal cost routing. On hardware redundancy, the Cisco Hot Standby Routing Protocol (HSRP) is enabled between the two CPE/VPN routers. Hardware failover is provided for both LAN and WAN traffic. Moreover, OSPF cost is configured between the VPN router for stateful IP routing in the event one router goes down. This scenario will feature inherent 99.999% availability.

1c                                    From a CPE/VPN router perspective, fail-over protection will involve using the Cisco Hot Standby Routing Protocol (HSRP) configured on the two VPN routers. This protocol provides seamless fail-over if one router goes down; Internet and VPN services will not be disrupted.

1d                                   As mentioned in the load sharing scenario in response to Item 2 above, with two IPS circuits terminating on either diverse router or POP, diverse access into Verizon IP POPs can also be achieved. We will meet the requirement by provisioning the two IPS circuits to two geographically disperse POPs, two separate wiring center/COs, and two separate entrance facilities at the Agency site. Extending into the SDP, the two IPS circuits will terminate on two separate CPE/VPN routers.

Figure 8.0-1. Verizon High Availability Requirements for Critical Applications

2                                          Verizon’s Internet Gateway Service provides controlled and monitored connections between the IP-VPN service and the Internet via a hardened trusted gateway. Our hardened trusted gateway solutions consist of either an integrated firewall feature of the VPN router, or a separate, standalone firewall appliance Both offer true security protection from unwanted traffic and malicious attack via the Internet. The Agency site can be configured either for VPN only (with no Internet access), or for Internet access via one of the following optional configurations:

•                  VPN plus Internet. VPN plus Internet or VPN + Internet Wide open is one of the features we support on a PBIP-VPNS dedicated solution. This feature will provide an Agency VPN site with Internet access on the same access circuit with the use of split tunneling. The tunnel to the Internet is wide open or unprotected, so we require the Agency to have a firewall. The firewall can be provided and managed by Verizon or by the Agency.

•                  VPN plus Internet Connection Oriented. VPN plus Internet Connection Oriented is supported on a PBIP-VPNS dedicated solution. This feature provides an Agency VPN site with Internet access on the same access circuit using an integrated firewall service that provides basic security for users to access the Internet. Unmatched inbound Internet traffic is dropped due to firewall policy. A separate firewall is required if servers at the Agency site need access to the Internet. The firewall can be managed by Verizon or the Agency.

•                  VPN plus Internet via Policy Based Routing (PBR). Supported on PBIP-VPNS dedicated solutions, PBR provides Internet access via a central site. Agency sites that require Internet access can send/route traffic destined for the Internet down the VPN tunnel to the central site with firewall. All outbound and inbound traffic to and from the Internet goes through the firewall for security purposes. The firewall can be managed by Verizon or the Agency.

3                                          One of the key benefits of Verizon’s PBIP-VPNS solution is our ability to support and provide subscribing Agencies with seamless integration and the capability to interwork with other Verizon network services using a combination of access methods:

3a                                    Using our Secure Interworking Gateway (SIG) implementation to support GSA requirements, a subscribing Agency’s IP VPN/PBIP-VPNS service can access Verizon’s ATMS site seamlessly and securely. For this configuration, we will build an ATM Permanent Virtual Circuit (PVC) from the Agency ATMS network to the SIG port. Within the SIG port, we will map/configure the PVC ID into a newly created IPSEC tunnel that is homed to the hub site in the IP VPN network; interworking between ATMS and PBIP-VPNS is then achieved.

3b                                   FRS interworking with a PBIP-VPNS network is achieved using the same SIG implementation as is used with ATMS, as discussed in the respons to Item 3a above.

3c                                    Not proposed.

3d                                   Since PBIP-VPNS uses our global IPS network, a subscribing Agency’s IP VPN requiring transparent access to our IPS network can leverage Verizon’s hardened trusted Internet gateway features. This feature will provide access to our IPS/Internet network from the Agency’s IP VPN network.

3e                                    Interworking between PLS and PBIP-VPNS networks can have several configurations. PLS by product definition is a point-to-point circuit from site A to site Z. In order to bridge/interwork with a PBIP-VPNS network for service interoperability, an additional access circuit will need to be provisioned from either site A or site Z. The access circuit may be:

•                  To the Agency’s hub/corporate site within the PBIP-VPNS network.

•                  To Verizon’s IP POP with a managed IP VPN router. This is the same standard design as an Agency would purchase in PBIP-VPNS services with IPS access.

•                  To a SIG port/IPSEC tunnel to the hub/corporate IP VPN site (analogous to FRS/ATMS).

4                                          During the VPN configuration build phase, VPN Builder—a configuration tool based at Verizon’s VPN NOC/SOC that enables Verizon personnel to configure VPN tunnels remotely—automatically generates a random key to be used in conjunction with the node IP addresses to authenticate the nodes of a given VPN link. These tunnel authentication keys are automatically generated, and though saved as part of the VPN node configuration for back-up purposes, are not accessible to Verizon personnel. A Diffie-Hellman Internet Key Exchange (IKE) occurs to define an encryption key known as a “session key” for the tunnel. This key changes for every tunnel built, cannot be predicted, and is used to encrypt customer data transmitted through the VPN. The Diffie-Hellman session keys cannot be accessed via any of our systems. A new session key is renegotiated after 24 hours for tunnels using DES and 3DES encryption.

4a                                    Before the VPN router is shipped to the subscribing Agency site, the VPN node configuration server automatically generates a pre-shared secret to be used for SNMPv3 communications between Verizon’s management center (VPN NOC/SOC) and the VPN router (VPN node). The SNMPv3 secrets loaded during pre-configuration are generated randomly, change on a per-node basis, and are loaded via out of band. The VPN node configuration server is secured to deny all access from the public network. This randomly generated pre-shared secret is then transferred securely via SSH to the VPN Builder (Verizon’s VPN Management system) and by authorized personnel to the VPN configuration manager. The SNMPv3 pre-shared secret allows the VPN Builder to securely push out the rule sets required to configure a VPN node that has been previously installed at the Agency site.

4b                                   Verizon’s PBIP-VPNS services are fully managed solutions. In order to ensure the security and integrity of the VPN, a subscribing Agency is not permitted to access any key/VPN Management system. However, upon request, an Agency can be granted SNMP Read-Only (RO) access to the managed devices. SNMP RO access provides an Agency with limited visibility into our PBIP-VPNS managed hardware located on their premises, enabling them to view certain raw data and monitor aspects of a router’s performance. If an Agency wants to employ their own key management system/process, we support this requirement by selling the VPN hardware and software without our management capabilities.

5                                          Verizon’s Security Services offer a variety of features and functionalities in different areas to meet GSA’s security requirements. With our recent acquisition of NetSEC, the leader in managed security and professional services to the Government, we have strengthened our ability to enhance our services and provide a more in-dept product portfolio. These services include Managed Firewall, Managed Intrusion Detection and Prevention, IP Vulnerability Scanning, Anti-Virus Management, Network-Based DDOS, Managed PKI, and Integrated Firewall services. In addition, we have implemented a

Government-specific NOC and SOC for all VPN and Security support. The facility is highly secure and meets all Government approved standards. The facility, located at Ashburn, Virginia, was strategically chosen for its ability to provide a number of key factors, including:

•                  Close interaction with VPN Engineering

•                  Close interaction with IPS NOC

•                  Close interaction with Product Marketing

•                  Close interaction with Customer Care/ Customer Support

•                  Local support to Agencies in the Washington DC area, redundant backup system and power supply

•                  Local support from Verizon security vendors (Cisco, Juniper, Nortel, Lucent, Checkpoint, Nokia, IIS, RSA, Verizon-NETSEC, VeriSign, etc.)

5a                                    Verizon offers a range of Managed Firewall services to meet Networx customers’ specific needs. These services bundle a firewall system with Verizon-provided administration, pro-active monitoring, and report generation. These solutions provide an organization with secure Internet access and protection for their Internet servers’ data (mail, web, e-commerce) while minimizing or eliminating the burden of firewall administration. Verizon’s firewall solutions with the PBIP-VPNS Dedicated services, include:

•                  Stateful firewall features available on the CPE.

•                  Placing a stand-alone Verizon-managed or Agency-managed firewall at each location.

•                  Placing a stand-alone Verizon-managed or Agency-managed firewall at a single location, and using the Policy-Based routing feature of PBIP-VPNS Dedicated services to allow all non-VPN traffic to be controlled through a centrally located firewall.

•                  Placing a stand-alone Verizon-managed or Agency-managed firewall at a single location coupled with the Agency-managed proxy server. This scenario allows for all non-VPN traffic at spoke/branch locations to pass through a single firewall. The proxy server can be eliminated with the use of an Agency-managed firewall with application proxy capability.

5b                                   Verizon employs the proven VeriSign IP Network Defense Scan to deliver scheduled vulnerability assessments for Agency environments. Dynamic, proactive searches regularly seek out security holes in client networks, reducing the window of opportunity during which they can be exploited. This service uses the NESSUS scanning engine, one of the managed security industry’s most scalable, powerful correlation and analysis engines. IP Network Defense Scan includes comprehensive reporting capabilities, analysis, and recommendations to provide Networx customers with a thorough, automated vulnerability assessment service. Verizon’s IP Network Defense offers both recurring and one-time test options, with a choice of recurring external scanning, recurring internal scanning, or a one-time external scan. Using IP Network Defense Scan, Networx customers will have around-the-clock access to security operations support consultants. In-depth testing is available on a weekly, monthly, or quarterly basis. Networx customers will be notified within minutes of high-risk vulnerabilities discovered during testing, and will be provided mitigation and remediation options, as appropriate.

5c                                    As a value added feature, Verizon PBIP-VPNS solutions feature managed Intrusion Prevention. This service provides a proactive method to reduce a network’s exposure to worms, malicious code, and other network-based attacks. Verizon uses industry leading technology from Juniper Networks (formerly NetScreen) and Internet Security Systems (ISS), and adds enhanced IPS policy management, reporting, and 24x7 monitoring.

5d                                   Verizon PBIP-VPNS provides Denial of Service (DoS) protection as a value added feature. As a complete managed service, our VPN NOC/SOC will monitor and manage an Agency’s VPN network by viewing latency, utilization, and tunnel information using SNMP statistics. Moreover, our VPN NOC/SOC will monitor Agency connections by sending an ICMP packet to the Agency’s Ethernet or serial interface every five minutes. If the circuit is under some sort of a DoS attack, then the ICMP packets that Verizon sends will likely be discarded. This will cause an alarm on Verizon’s monitoring tool to alert the engineer that we are not able to successfully ping the Agency’s router. It is then Verizon’s responsibility to determine whether the over-utilization is due to legitimate traffic or due to a form of an attack. This is accomplished by checking the live bits on our access/gateway router to which the Agency’s VPN circuit terminates. We will then notify the Agency by whatever means was agreed upon during the install process; this can be via pager, phone, or email. The Spam / Abuse Dept will then place an Access Control List (ACL) or filter on our access/gateway router to block traffic before it reaches the Agency’s router/network. One thing to note: we do not proactively place these ACLs on our routers; and when they are placed, it is on a temporary basis until the attack has ceased. Our Security/VPN team has won many awards and accolades, including one from the SANS Institute:

Verizon Success Story. The SANS Institute, which awards innovative and resourceful companies for their extraordinary leadership in the Network Security field, has presented Verizon with two key Information Security Leadership Awards in the Internet

Service Provider (ISP) category. Our security team received the Award for Leadership in Mitigating Denial of Service Attacks for its proactive efforts in developing new and aggressive techniques to identify and block Distributed Denial of Service attacks (DDOS) against its customers. Verizon also received the Award for Leadership in Rapid Response to Worm Activity for its security team’s quick and decisive work in decoding and halting the CodeRed and SQLSlammer worms.

5e                                    Network Address Translation (NAT) is supported. Multiple private IP addresses are translated into public IP addresses, with various configuration options available. PBIP-VPNS platform can provide NAT through the VPN tunnel. This enables sites in the VPN with duplicate IP addressing to communicate within the VPN without requiring renumbering of the sites.

5f                                      Verizon’s PBIP-VPNS solutions support Port Address Translation (PAT) as an inherent element in product design. Essentially, PAT allows Agency users within the LAN/VPN network to have the same IP address, but on a different port. A good example is access to a web server. An Agency user from a private address, say in the 10.0.0.0 network, has their individual addresses translated to just one legal IP address, but with separate port numbers between 1024 and 65535. This allows for separate conversations with a web server having just one address and destination port of 80 (HTTP). This applies just as well if one user has several sessions with the same web server; the different port numbers distinguish the sessions.

6                                          A brief comparison of Verizon’s PBIP-VPNS features and benefits by access options is provided in Table 8.0-1 below:

Table 8.0-1. PBIP-VPNS Comparison: Features and Benefits

Feature	PBIP-VPNS Remote Access	PBIP-VPNS Broadband Access	PBIP-VPNS Dedicated Access
Description	• Fully managed remote access IP VPN solution provides enterprises with remote access to corporate resources.	• Hybrid managed solution provides enterprises with remote office/home office users with broadband connectivity to hub site. • Remote access for mobile and remote end users also supported.	• Fully managed PBIP-VPNS solution provides enterprises with dedicated (site-to-site) access, and remote access capabilities when bundled with PBIP-VPNS RAS Nortel solution.

Reach	• Remote access from more than 140 countries, North America, Asia-Pacific, and Europe	• Local dedicated access coverage in United States. • Remote access from more than 140 countries	• Local dedicated access coverage in 34 countries. US, Canada, Latin America, Europe, Asia-Pacific. Expanded geographical coverage in an additional 40 countries via third- party connectivity.

Feature	PBIP-VPNS Remote Access	PBIP-VPNS Broadband Access	PBIP-VPNS Dedicated Access
Tunneling	• IPSEC, L2TP, PPTP, SSL	• IPSEC, SSL	• IPSEC

Encryption	• DES, 3DES, RC4	• DES, 3DES, AES	• DES, 3DES

Monitoring	• 24x7 from Verizon VPN NOC/SOC	• 24x7 hub site monitoring from Verizon VPN NOC/SOC	• 24x7 from Verizon VPN NOC/SOC

Client Software	• VPN client with Verizon Phone Access Lookup (PAL) dialer or Access Manager	• Hardware client on remote CPE; optional remote access VPN client capable of integrating with Verizon PAL dialer or Access Manager	• N/A

Access Methods	• Dial, ISDN, DSL, wireless, cable; Dedicated circuit required for dial aggregation	• Dedicated Internet circuit required at host site. • Internet Dial, DSL, Cable, Wireless, and Satellite. Agency-provided access is supported.	• Dedicated connections from T1 to OC-3, DSL, and NxT1 MLFR. ISDN can be use as backup to dedicated T1.

Additional Features	• Failover/ redundancy • Load balancing • Split tunneling • Advanced bandwidth management • Backup and recovery infrastructure

•      Split tunneling

•      Client or network extension mode

•      Hub site failover

•      Hub site can be collocated with DCS

•      Backup and recovery infrastructure at hub

•      Optional dial capabilities provide IP VPN remote access

• Multiple failover services • Class Based Queuing (CBQ) for application filtering and bandwidth reservation, easily integrated with Data Center Services, Managed Firewall, and Remote Access services

Training

Volume II, Section 3.11 of Networx Universal Contract

GCI shall offer sales training to the Verizon Government Markets sales organization to facilitate the selling of GCI High-speed Service both under the FTS2001 contract umbrella as well as Networx.

GCI shall offer training materials to Verizon and its customers in order to support Verizon’s ability to deliver training to Networx customers as defined by Section C.3.7 of the Networx RFPs.

Training Content

GCI will provide content for PBIP-VPNS training in accordance with the requirements of RFP Section C.3.7.2.

Training Development

Team Verizon’s solution for training development meets or exceeds all requirements found in RFP Section C.3.7.2.1.

Training Availability

Team Verizon’s solution for training availability meets or exceeds all requirements found in RFP C.3.7.2.2.

Training Maintenance

Team Verizon’s solution for training maintenance meets or exceeds all requirements found in RFP C.3.7.2.6.

Within 30 business days following any changes to Team Verizon’s Networx program that would result in any changes or modifications to the training program, all affected training material will be updated and made available to the Government. These modifications will be provided at no cost.

Partner Meetings/Sales Opportunities

FLAG DOES NOT MAP TO NETWORX PROPOSAL/CONTRACT.

GCI shall support meetings with Verizon Networx Partners.

GCI shall assign sales representatives to support the FTS2001 and Networx opportunities. GCI shall support Sales Opportunity Reviews to ensure collaborative planning.

4.0          Project Term

This agreement will run concurrent with Verizon’s Networx Universal and Enterprise contracts with the GSA.  Time period will be upon issuance of a Purchase Order thru 2011.

5.0          Deliverables

See Project Scope.

6.0          Contact Information

VerizonBusiness

Name

Title

Address

City, State  Zip

Phone number

Fax number

Email address

Supplier Name - GCI

Name - Laura Rykaczewski

Title - Senior Account Manager

Address

City, State  Zip

Phone number - 907 868 5351

Fax number - 907 868 6292

Email address - lrykaczewski@gci.com

7.0          Project Staffing

Not applicable.

8.0          Work Performance

•              Security – N/A

•              Hours & Overtime – Pre-approval of time/materials above what is identified in the Cost & Schedule section is required when they impact project costs

•              Travel & Expense Guidelines – N/A

9.0          Assumptions/Risks/Dependencies

Refer to Exhibit B prime contract “flow down provisions”

10.0        Verizon Responsibilities

See Project Scope

11.0        Cost and Schedule (TBD)

The value of this SOW is estimated to be approximately $X,XXX,XXX.00 for the term of the SOW.

Year 1 (2007) = $

Year 2 (2008) = $

Year 3 (2009) = $

Year 4 (2010) = $

Pricing Structure

Section B.2.7.2 of Networx Universal RFP

GCI shall provide competitive pricing to Verizon. GCI shall comply with the Pricing Structure outlined in Section B.2.7.2 of the Networx RFPs.

Premise-Based IP VPN (PBIP-VPNS) Service

The technical requirements for PBIP-VPNS are described in Section C.2.7.2.

Premise-Based IP VPN Price Structure

The price structure for PBIP-VPNS shall comprise the following elements:

a.                                       Network Design and Engineering

b.                                      Transport Charges

c.                                       Feature Charges

The pricing associated with PBIP-VPNS shall be based on a number of factors such as number of sites, bandwidth requirements, security services,

and the type of access. The CLIN associated with the initial network design and engineering service shall be ICB as shown in Table B.2.7.2.1-2.

Table 0-1. PBIP-VPNS Prices

CLIN	Case Number *	Price	Price Start Date	Price Stop Date	Price Replaced Date

*    Applies to ICB CLINs only

Table 0-2. PBIP-VPNS Network
Design and Engineering Service Pricing Instructions

NRC CLIN	Description	Charging Unit
0200001	Network Design and Engineering Service	ICB

There may be charges associated with the SEDs at the Agency location as part of the managed service if provided by the contractor.  Table B.2.7.2.1-3 provides the pricing instructions for VPN Gateway management.  Table B.2.7.2.1-1 provides the format for pricing information for PBIP-VPNS Network Design and Engineering Service and VPN Gateway Management.

Table 0-3. PBIP-VPNS VPN Gateway
Management Pricing Instructions

CLIN	Description	Charging Unit
0200005	VPN Gateway Management	ICB

Pricing for SEDs for the user to network interfaces shall be listed in RFP Section B.4.

PBIP-VPNS Access

For a remote access solution, two types of access arrangements are possible as follows: (1) Independent Access or (2) Embedded Access; these are further described in Section B.2.4.1. For instance, the independent access may be from a source other than the contractor (e.g., another Government contract or an independent source) which shall form the basis for both dial-up and/or DSL/Cable Broadband access (for instance, in the case of a person telecommuting from home).  Any charges, if applicable, for interfacing with cable and DSL service shall be included in the port charges as described in Section B.2.4.1.

For Intranet and Extranet solutions, pricing for dedicated access is described in RFP Section B.3.

PBIP-VPNS Transport

Transport charges are described in RFP Section B.2.4.1 (Internet Protocol Service).

PBIP-VPNS Feature Prices

Table B.2.7.2.4-1 provides the format for pricing features.  Table B.2.7.2.4-2 provides the pricing instructions for the list of features supported.

Table 0-1. PBIP-VPNS Feature Prices

CLIN	Case Number*	Price	Price Start Date	Price Stop Date	Price Replaced Date

*    Applies to ICB CLINs only

Table 0-2. PBIP-VPNS Feature Pricing Instructions

CLIN	Description	Charging Unit

	High availability option – Fault Tolerance	See section B.4 (SED)

	High availability option – Load Sharing	See section B.4 (SED)

	High availability option – Fail-over protection	See section B.4 (SED)

	High availability option – Diverse access points to service provider’s POPs.	See section B.3

0209002	Internet Gateway Service	NSP

0209020	Interworking services - ATMS	NSP

0209021	Interworking services - FRS	NSP

0209022 (Optional)	Interworking service – Ethernet (Optional)	NSP

0209023	Interworking service - IPS	NSP

0209010	Key Management – Contractor	ICB – MRC

0209011	Key Management – Government Agency (Key Generation Only)	ICB – MRC

	Security services - Managed stateful firewall services	See section B.2.10.1

	Security services - Network scanning service	See section B.2.10.3

CLIN	Description	Charging Unit

	Security services - Managed Intrusion Detection service	See section B.2.10.2

	Security services - Denial of Service (DoS) protection	See section B.2.10.1

	Security services - Network Address Translation	See section B.2.10.1

	Security services - Port Address Translation	See section B.2.10.1

12.0        Bonding Requirements

Not applicable.

13.0        Invoicing Requirements

In order for you to receive payment, receipts must be completed and all ORIGINAL invoices must be submitted to Accounts Payable.  In the event an original invoice was sent to the Verizon end user, it will be the responsibility of the Verizon end user to ensure the original invoice is forwarded to Accounts Payable.

A valid invoice MUST contain the following:

Supplier Name	Remittance Address
Invoice Number	Purchase Order Number
Invoice Date	Dollar amount broken out by line item of the Purchase Order

The payment terms for such work will be Net 30 days from date of an authorized invoice.

Send ORIGINAL INVOICE to

Verizon Business P.O. Box 770 Ashburn, VA 20146-0770

Please send a COPY of the INVOICE to

Verizon Business Federal - AP 2485 Natomas Park Drive, Suite 450 Sacramento, CA 95831 Jenifer.Mojonnier@verizonbusiness.com

Failure to follow the above directions may result in delay of payment.

14.0        Applicable Documents

GCI ICDs

GCI ICD_P_II_SPIM_v2.8_06072007.doc

GCI SV_7 2_ICD_GCI_v4 0.doc

GCI ICD_GCI_ASR_v2.1_01182007.doc

GCI Pricing

See attached excel worksheet.

Verizon will provide any working documents that may be required to complete the work effort.  All content will be the exclusive property of Verizon.  “GCI” will secure prior approval from Verizon before any materials are shared publicly.  Because Verizon will have provided content and approve on all material, Verizon will have sole responsibility for accuracy of contents.

15.0        Vendor Outsourced Activity

No third party subcontractor shall be added to a Statement of Work by the Consultant without obtaining prior approval from Verizon’s Primary contact above.

16.0        SOW Change of Scope Procedure (if applicable)

Any change to this Statement of Work shall be provided in writing and accepted by both Parties before being accepted and included as a part of this SOW Agreement.

17.0        Acceptance Criteria

Acceptance shall be given when all of the deliverables have been received or completed, including receipt of all documents and data produced during this project.  Approval of invoice for work performed is acknowledgement of acceptance criteria.

The parties agree that this engagement letter/SOW describes certain Services to be performed by GCI for Verizon. GCI acknowledges and agrees that the Services described herein shall not commence until GCI receives from Verizon a Purchase Order incorporating this engagement letter/SOW.  THERE IS NO BINDING OBLIGATION BETWEEN GCI AND VERIZON WITH REGARD TO THE SPECIFIC PROJECT DESCRIBED IN THIS SOW UNTIL THE CORRESPONDING PURCHASE ORDER IS ISSUED.  FAILURE TO OBTAIN BOTH A VALID PURCHASE ORDER AND AN APPROVED ENGAGEMENT LETTER OR SOW WILL RESULT IN VERIZON HAVING NO LIABILITY OF ANY KIND FOR ANY PERFORMANCE OF SERVICES DESCRIBED HEREIN.

In WITNESS WHEREOF, the parties have entered into this Statement of Work as a part of an agreement.

Verizon Services Corporation		General Communication, Inc.

By:		By:
	{Signature}	{Signature}
Richard Westlund
	{Printed Name}	{Printed Name}
Senior VP & General Manager
	{Title}	{Title}

	{Date}	{Date}

Exhibit A

SCOPE OF WORK

PRIVATE LINE SERVICES

(12 OF 14)

STATEMENT OF WORK

GCI Premises-Based IP VPN Services (PBIP-VPNS)

Networx Universal Contract Volume I, Section 4.2.1

1.0          Objective

Verizon has selected GCI to meet the requirements for Private Line Services (PLS). GCI will comply with all requirements for C.2.5.1 as outlined on the following pages.

2.0          Background

Private Line Service provides dedicated, reliable full duplex bandwidth for Agency-specific data networks and mission critical applications. The ranges of line speeds and reliability options provided by this service allow Government users to satisfy an array of diverse requirements. This service can be used for various applications such as voice, data, video, multimedia, and encrypted communications.

3.0          Project Scope

GCI is only providing the local and Alaska LD for this service.  VZB is providing the long distance portion of the service.

Technical Requirements

Section C.2.5.1.1.4 of Networx Universal RFP

GCI shall offer a technical solution which meets the requirements of GSA’s Networx Universal and Enterprise RFPs (heretofore referred to as Networx RFPs) Section C.2.5.1, Networx PLS Service, as well as provide pricing in the structure provided for in Section B.2.5.1.1 of the Networx RFPs. If GCI does not provide any of the services described in Section C.2.5.1, then it will be GCI’s responsibility to identify a teaming partner or solution to meet all of the requirements in Section C.2.5.1 as it relates to Networx PLS Service, as it pertains to Alaska coverage. This includes:

•                  Providing PLS Service transport between the subscribing Networx Agency’s Service Delivery Point (SDP) and the GCI trunking interface point to Verizon’s POP in Seattle.

•                  Installing and maintaining Service Enabling Device(s) that may be ordered for the subscribing Agency’s SDP.

•                  Responding to Verizon trouble tickets reported to Verizon’s Help Desk.

•                  Providing SLA and KPI performance data shown in RFP Sections J.13.3.5 and C.2.5.1.4.1 respectively.

GCI shall work with Verizon on how it will provide Management and Operations (MOPS) data to support Verizon’s ability to deliver a MOPS solution and MOPS deliverables under the Networx contract(s), as defined by the requirements on Section C.3 of the Networx RFPs. This will include developing a data interchange interface with Verizon to support the MOPS requirements. Data interchange between Verizon and GCI will be defined prior to contract award and must support the requirement for Networx vendors to provide an Operational Capabilities Demonstration prior to contract award.

Verizon will provide all network connectivity for these services unless otherwise specified.

Service Overview

Verizon has selected GCI to meet the requirements for Private Line Services (PLS). GCI will comply with all requirements for C.2.5.1 as outlined on the following pages.

Description of Approach to Service Delivery

Volume I, Section 4.1.7.1.1 of Networx Universal Contract

Verizon’s approach to provide state-of-the-art Private Line Network offerings will leverage the underlying SONET transmission networks of both Verizon and partner Level 3 (formerly WilTel) to provide full compliance with the Government’s Private Line Service (PLS) requirements and offer complete carrier diversity, as needed.

Resilience + Reliability = Lower Risk. As an integral Networx partner, Team Verizon provides a secondary source for standard PLS and a fully diverse means to achieve critical service levels. For military and critical civilian networks, this provides the maximum protection against catastrophic failures. The use of dual carriers also reduces the vulnerability to network-wide hardware/software failures or simultaneous localized failures and will help assure redundancy being maintained over the long-term. This two network approach eliminates the accidental loss of redundant circuit paths during network re-provisioning in network optimizations and redesigns.

This proven partnership currently operates this way for the 5000-plus Verizon FAA LINCS network which is contractually obligated to achieve 99.999% availability but consistently reaches 99.9999%. In addition to combining to provide ultra-high availability arrangements, the Verizon/Level 3 partnership also provides more comprehensive coverage than would be possible independently of each other. The Team Verizon partnership offers our clients with carrier diversity through a single contractual arrangement.

Performance Metrics. Verizon’s PLS solution includes single network elements to support Networx .994 routine metrics requirements and redundant network elements to support the .9998 critical metrics requirements. For critical services, redundant circuits from a Verizon POP to the Networx site are combined with the protection offered by the SONET Rings of the Verizon backbone and/or through our multi-carrier approach, as detailed above. This circuit topology ensures the Networx customer protection from circuit degradation caused by a single circuit failure. Verizon’s PLS provides dedicated, reliable bandwidth for agency-specific data networks and mission-critical applications. The primary service delivery platform for Private Line is Verizon’s U.S. Private Line Network. This service is a tightly controlled, resilient, high-performance transmission network that supports ubiquitous access to transport services with points-of-presence (POPs) in more than 400 U.S. cities, and global connectivity via Verizon’s international gateways and border crossings. Hundreds of Government and Fortune 500 customers, including the Federal Aviation Administration, NASDAQ, and Chrysler, rely on Verizon to support their mission critical operational and business applications.

A Solid FTS2001 Track Record. As a leading provider of facilities-based, local-to-global-to-local services, Verizon offers a comprehensive portfolio of PLS solutions to accommodate virtually any type of application. Verizon’s 100 percent fiber optic metropolitan network enables customers to transmit different types of data simultaneously across our network. Our FTS2001 customers have come to expect outstanding quality and reliability from a Verizon network that delivers data transmissions smoothly, without interruption—and Networx customers will receive no less. Verizon’s PLS offering is a comprehensive portfolio that encompasses local, U.S. long distance, and global PLS. In 85 U.S. metropolitan areas, with access throughout the United States and in over 60 countries, the service offers flexible speeds ranging from 2.4 Kbps through 10 Gbps, depending on customer application needs. In addition, our global network has the ability to serve our customers’ requirements with “in-country” international telecommunications representatives in over 60 countries around the world. Currently, Verizon has 16,000 Private Line (DTS) circuits dedicated to FTS2001 customers to provide benefits, capabilities and features that will continue to be provided under Networx, including:

•                  Low Risk. Because Verizon is currently providing the service, we have a proven track record that will help ensure that new Networx customers—and those transitioning from FTS2001—will have the PLS they need without the uncertainty inherent in a non-incumbent.

•                  SONET Connectivity. As the first carrier to offer SONET transport services to customers as a commercial product, and with 85 POPs nationwide, Verizon PLS can expand to meet Agency needs as they evolve.

•                  Service Assurance. Verizon is an experienced FTS2001 network and systems integrator with a proven track record designing, implementing, and managing high availability end-to-end networks.

•                  Global Connectivity. Verizon has fiber optic capacity along most major submarine cable routes, with SONET connectivity to Europe and Asia.

•                  Local Access. Verizon currently offers FTS2001 customers a comprehensive set of standard and optional access solutions for seamless private line connectivity between an SDP and a POP. Verizon is a competitive local access provider with more than 90 local city networks in both domestic and international metropolitan areas, many of which already serve Government facilities. Where we do not offer local access, we have proven working relationships with LECs, CAPs, and non-domestic service providers that meet dedicated access needs.

Verizon’s PLS is fully compatible with end-to-end encrypted communications. The transparent nature of Verizon’s network enables customer CPE devices, such as synchronous channel encryptors located at the customer’s premises, to operate across the network SDP to SDP.

Network Architecture. Verizon’s Private Line solution illustrated in Figure 3.1.1-1, combines “best of breed” termination devices with the unmatched protection of Verizon’s SONET=based backbone. These elements, teamed with Verizon’s broad managerial expertise gained in the present FTS2001 contract, ensure success.

Figure 3.1.1-1. Verizon’s Network Architecture Complements Private Line Requirements

Verizon Private Line services, which provide raw bandwidth for communications, are the basic building blocks of U.S. and international telecommunications products and services, and are available as follows:

•                  Metro Private Line. The Metro Private Line product family consists of MPL Analog/Digital Service, MPL SONET Service, MPL Dedicated Multipoint Service, and Metro Wavelength Service, and provides point-to-point, point-to-multipoint (hub/endlink) circuits, and multipoint (rings) offerings in over 85 U.S. Metropolitan areas. This service provides dedicated bandwidth speeds from 19.2 Kbps to 10 Gbps to customer locations originating and terminating within a Local Access Transport Area (LATA) or a defined MPL corridor.

•                  U.S. Private Line. Verizon’s U.S. PLS product family consists of USPL Analog/Digital Service and USPL SONET Service. The service provides point-to-point and point-to-multipoint circuits through out the continuous 48 states across the U.S. This service provides dedicated bandwidth speeds from 2.4 Kbps to 10 Gbps to customer locations originating and terminating in different Local Access Transport Areas (LATAs) or a defined MPL corridor. As Verizon’s backbone is upgraded to Ultra Long Haul (ULH) Dense Wavelength Division Multiplexing (DWDM), the IXC portion of U.S. Private Line offerings will be delivered over this technology.

•                  Global Data Link and Global Private Line. Global Data Link provides international service to 43 countries. Global Private Line service expands the international reach of Verizon’s dedicated point-to-point PLS to approximately 54 additional countries on a standard basis and 130+ on an individual case basis.

Technical Capabilities

Volume I, Section 4.1.7.3.1.1 of Networx Universal Contract

GCI will comply with all technical requirements for C.2.5.1.1.4 as follows.

1              Both the selected Networx platforms and the Sonet backbone are transparent to any protocol used by government CPE devices.

The Sonet backbone is transparent to any bit sequence used by government CPE devices.

2a            For data transport, a full clear channel provides DS0 with VGA or digital access.

2b            Standard type of digital service between two locations. May be provisioned either full bandwidth or channelized.

2b-1        Verizon will support channelized T1.

2b-2        Verizon will support unchannelized T1.

2c            Verizon will support Fractional T1 with two, four, six, eight, or twelve adjacent DS0s. The appropriate bandwidth ranges would be 128/768 kbps for 64kbps based circuits or 112 to 672 kbps for  56kbps based circuits.

2d            Digital point-to-point service for customers with high capacity requirement. Full duplex signals over fiber optic facilities at 44.736 Mbps. available as non-restorable (a.k.a. linear) or restorable.

2d-1        Verizon will support channelized T3.

2d-2        Verizon will support unchannelized T3.

2e            Verizon offers N x DS1 servicewhich uses an inverse multiplexer to aggregate the bandwidth of up to 8 T-1s.

2f             Standard type of digital service between two locations. May be provisioned either full bandwidth or channelized.

2f-1         Verizon Handoff Unchannelized E1 with timing changes for customer cpe/conversion to channelized E1.

2f-2         Standard type of digital service between two locations.

2g            Digital point-to-point service for customers with high capacity requirement.

2g-1        Verizon will support channelized E3.

2g-2        Verizon will support unchannelized E3.

2h            Not Proposed.

2i             Not Proposed.

2j             Verizon will support both OC-3 requirements noted below.

2j-1          Mini-Add/Drop Multiplex Access equipment is fully capable of supporting channelized OC-3 protected and unprotected 3xDS3 or 3xSTS-1 handoffs to SDP. Verizon will support 3xOC-1 upon equipment selection and certification.

2j-2          Mini-Add/Drop Multiplex Access equipment is fully capable of supporting protected and unprotected concatenated OC-3 channel handoffs to SDP.

2k            Verizon will support both OC-12 requirements noted below.

2k-1         Compact optical access equipment is fully capable of supporting channelized OC-12 protected and unprotected 4xOC-3 channel handoffs to SDP.

2k-2         Compact optical access equipment is fully capable of supporting protected and unprotected concatenated OC-12 channel handoffs to SDP.

2l             Verizon will support both OC-48 requirements noted below.

2l-1          Compact single shelf transmission equipment is fully capable of supporting channelized OC-48 protected and unprotected 4xOC-12 channel handoffs to SDP. This equipment can support up to 16xOC12 channel handoffs on a single shelf.

2l-2          Compact single shelf transmission equipment is fully capable of supporting protected and unprotected concatenated OC-12 channel handoffs to SDP. This equipment can support up to four concatenated OC-48 channels on a single shelf.

2m           Verizon will support both OC-192 requirements noted below.

2m-1        Compact single shelf transmission equipment is fully capable of supporting channelized OC-192 protected and unprotected 4xOC-48 channel handoffs to SDP.

2m-2        Compact Metro Optical Add/Drop Multiplexing equipment is fully capable of supporting protected and unprotected OC-192 channel handoffs to SDP. This equipment can support up to 32 concatenated OC-192 channels on a single network element.

2n            Subrate DS0 will be supported by Integrated Access Devices. If this is the only service required at a remote facility, it can be supplied by a single-port DSU.

2o            Analog circuits are supported from the Integrated Access Device. These T-1 based platforms offer the flexibility of delivering either 2 or 4-wire voice requirements.

Other Contract Requirements

Volume FLAG Section FLAG of Networx Universal Contract

In preparation of the proposal response, GCI shall describe how it will support Verizon in responding to the Price Management Mechanism as defined in Section H.7 of the Networx Universal RFPs.

Interfaces

Section C.2.5.1.3.1 of Networx Universal RFP

GCI shall describe how it will provide all of the interfaces identified in Section C.2.5.1.3.1 of the Networx RFPs that were bid by Verizon (note:  support for the optional OC-1 interface was not proposed and the E1 and E3 interfaces are not applicable to GCI).

Private Line Service Interfaces

GCI will comply with all applicable interfaces required for PLS, as follows:

The User-to-Network-Interfaces (UNIs) at the SDP, as defined in Section C.2.5.1.3.1, are mandatory unless marked optional:

Table 6.1-1. Private Line Service Interfaces

UNI Type	Interface Type and Standard	Payload Data Rate or Bandwidth	Signaling Type

1	ITU-TSS V.35	Up to 1.92 Mbps	Transparent

2	EIA RS-449	Up to 1.92 Mbps	Transparent

3	EIA RS-232	Up to 19.2 Kbps	Transparent

4	EIA RS-530	Up to 1.92 Mbps	Transparent

5	T1 (with ESF) [Std: Telcordia SR-TSV-002275; ANSI T1.403}	Up to 1.536 Mbps	Transparent

6	T3 [Std: Telcordia GR-499-CORE]	Up to 43.008 Mbps	Transparent

7	E1 [ Std: ITU-TSS G.702]	Up to 1.92 Mbps	Transparent

8	E3 [ Std: ITU-TSS G.702]	Up to 30.72 Mbps	Transparent

9	Optical: SONET OC-1 (Std: ANSI T1.105 and 106) [Optional]	49.536 Mbps	Transparent

10	Electrical: SONET STS-1/EC-1 (Std: ANSI T1.105 and 106) [Optional]	49.536 Mbps	Transparent

11	SONET OC-3 (Std: ANSI T1.105 and 106)	148.608 Mbps	Transparent

12	SONET OC-3c (Std: ANSI T1.105 and 106)	148.608 Mbps	Transparent

13	SONET OC-12 (Std: ANSI T1.105 and 106)	594.432 Mbps	Transparent

14	SONET OC-12c (Std: ANSI T1.105 and 106)	594.432 Mbps	Transparent

15	SONET OC-48 (Std: ANSI T1.105 and 106)	2.377728 Gbps	Transparent

16	SONET OC-48c (Std: ANSI T1.105 and 106)	2.377728 Gbps	Transparent

17	SONET OC-192 (Std: ANSI T1.105 and 106)	9.510912 Gbps	Transparent

18	SONET OC-192c (Std: ANSI T1.105 and 106)	9.510912 Gbps	Transparent

19	RJ-x (e.g., RJ-11/45) [Optional]	4/7.5 kHz Bandwidth	Transparent

Features

Section C.2.5.1.2 of Networx Universal RFP

GCI shall describe how it will provide all of the features identified in section C.2.5.1.2.1 of the Networx RFPs (note:  support for the optional low bit rate voice feature was not proposed).

PLS Features

Volume I, Section 4.1.7.3.1.2 of Networx Universal Contract

GCI will comply with all feature requirements for C.2.5.1.2.1 as follows.

1                                          Verizon will support both Branch-Off and Drop-and-Insert.

1a                                    Verizon will support multi-point polling arrangements using master/slave polling techniques. We can support this requirement in two ways:

Verizon can provide this as a managed service by installing DSUs at each site  and establishing a SRDM bridge at  a common Verizon POP.

Verizon can establish an SRDM bridge at a common POP and  the government would supply their own CPE equipment.

1b                                   Drop-and-Insert will be available at Networx facilities when selected devices such as Integrated Access devices are installed. The feature will also be supported for channelized OC-3 and OC-12 drop-and-insert,  this is fully supported using either compact add/drop multiplexing access or transmission equipment, or broadband digital cross connects.

2                                          Verizon will provide different routes for PLS circuits by supporting transport diversity and transport avoidance.

2a                                    Transport diversity is fully supported between Verizon POPs via Circuit Design Request (CDR) process for DS3, OC3 and OC12 (http://bbcd.mcilink.com/default.asp); via Custom Optical (CORE) process for speeds above OC12.

2b                                   Transport avoidance is fully supported between Verizon POPs via Circuit Design Request (CDR) process for DS3, OC3 and OC12 (http://bbcd.mcilink.com/default.asp); via Custom Optical (CORE) process for speeds above OC12.

In the unlikely event this requirement is not available, Verizon will propose an acceptable alternative arrangement.

2c                                    Verizon has an existing provisioning system in place today (Mecca) that allows for circuits to be electronically flagged for diversity and in order to keep two or more circuits diverse from each other. This capability also includes flagging for other requirements. A circuit is fixed and locked on a specific path and any deviation from the path due to re-grooms is automatically reported. Verizon also uses ASR (special routing codes) to electronically flag/communicate circuit requirements to the LECs.

2d            The capability to generate graphical diagrams/maps is currently available, and includes both “before” and “after” configurations to represent either diversity or avoidance. Verizon will provide 30 day written notification to the PMO before any reconfiguration of diverse/avoidance circuits takes place.

2e            Verizon’s diversity designs include redundancy of the backbone/core and access circuits.

3              Verizon will provide voice grade C (e.g., C3) and D (e.g., D6) conditioning for analog lines where this conditioning is available from the Local Exchange Carrier for the local access loop.

4              Not proposed.

5              Verizon will support the 7.5 kHz Audio feature using a Comrex DXR.1 codec SED at each circuit end. This system will require a single DS-0 and supports a single V.35 interface for network connectivity. The implementation of the feature may also include connection to a DDS-64 DSU or a T-1 Integrated Access Device at each circuit end.

Service Level Agreements

Volume II, Appendix B.3, Attachment 1 of Networx Universal Contract

GCI shall describe how it will meet its budget portion of the Performance Metrics as defined by Section C.2.5.1.4.1 of the Networx RFPs for the Networx PLS Service (note:  budget allocations are to be determined).

Private Line Service SLA

•                  Availability. Availability is captured for each Circuit ID. Availability is calculated as follows.

Availability = total expected Available time (Tex) – total outage time (Tou)

Total Expected Available time (Tex)

Availability metrics are calculated for the Agency Bureau level by summing up Tex and Tou for all the circuit IDs under the Agency Bureau for a calendar month and reported as a percentage.

Availability metrics are calculated for the Agency level by summing up Tex and Tou for all the Circuit IDs under the Agency for a calendar month and reported as a percentage.

Performance Metrics

Section C.2.5.1.4 of Networx Universal RFP

Private Line Service Performance Metrics

GCI will comply with all performance metric requirements for PLS.

The performance levels and acceptable quality level (AQL) of key performance indicators (KPIs) for Private Line Service circuits in Section C.2.5.1.4.1 are mandatory unless marked optional:

Table 8.2.1-1. Private Line Service Performance Metrics

Key Performance Indicator (KPI)	Service Level	Performance Standard (Threshold)	Acceptable Quality Level (AQL)	How Measured

Availability	Routine	99.8%	> 99.8%	See Note 1
	Critical	99.98%	> 99.98%	See Note 2
(POP-to-POP) (Optional)

Availability	Routine	99.4%	> 99.4%
	Critical	99.98%	> 99.98%
(SDP-to-SDP)

Time to Restore	With Dispatch	8 hours	< 8 hours
	Without Dispatch	4 hours	< 4 hours

Notes:

(1)          Availability.

a.               For data rates of T1 and higher, a service is considered unavailable when a PLS circuit experiences 10 consecutive severely errored seconds (SES) [Standard: Telcordia PUB GR-418-CORE].  An unavailable circuit is considered available when restoration activities have been completed and 30 consecutive minutes have passed without any errored seconds to account for stability and proving period.  However, if there is no error second encountered during the proving period of 30 minutes, this will not be counted towards the circuit unavailable time

b.              For data rates lower than T1, cumulative outage time is calculated based on trouble ticket data.

c.               PLS availability is calculated as a percentage of the total reporting interval time that PLS is operationally available to the Agency.  Availability is computed by the standard formula:

Availability =	RI(HR) – COT(HR)	×100
RI(HR)

Critical level of Service for availability only applies to T1 and above data rates.

(3)          Refer to Section C.3.3.1.2.4 for definition and how to measure.

Service Quality and Performance Metrics

Volume I, Section 4.1.7.2.1 of Networx Universal Contract

Verizon complies with all performance metric requirements for this service. This includes support for availability with AQLs > 99.8% for routine POP-to-POP service, > 99.4% for routine SDP-to-SDP service, and > 99.98% for both POP-to-POP (Optional) and SDP-to-SDP critical service levels as required in RFP Section C.2.5.1.4. Verizon will accomplish this by utilizing stringent commercial practices for dedicated point-to-point private line access facilities along with transport over our self-healing backbone for routine applications. For critical applications, we will provision an equivalent backup point-to-point circuit using diversely routed access facilities and POP diversity.

Monitoring and Measuring KPIs and AQLs

Volume I, Section 4.1.7.2.2 of Networx Universal Contract

Verizon monitors and measures compliance with KPIs and AQLs as follows:

•                  Availability (POP-to-POP). PLS utilize the performance measurement capabilities of Verizon’s Digital Cross-Connect Systems. This performance data is continuously reported to Verizon’s Network Management System (NMS). “Rules” in that system recognize major alarms or when service degrades below the allowable performance limits (e.g., bit error rates); this data is sent to NMS surveillance personnel. Timestamps for the alarms or service degradation are recorded along with the restoration timepoints. The difference between these timestamps is considered out-of-service time and is used to calculate the service availability. This is recorded and made available for reporting to the applicable Agency. Per Note 1a of the RFP Section C.2.5.1.4.1, Verizon understands that for data rates of T1 and higher, a service is considered unavailable when a PLS circuit experiences 10 consecutive severely errored seconds (SES) [Standard: Telcordia PUB GR-418-CORE]. Per Note 1b. Verizon understands that for data rates lower than T1, cumulative outage time is calculated based on trouble ticket data.

•                  Availability (SDP-to-SDP). PLS utilize the performance measurement capabilities of premise based equipment selected for this capability. Like the equipment at Verizon’s POPs, the performance data is continuously reported to Verizon’s NMS. Arrangements similar to Availability (POP-to-POP) above will be used to recognize and calculate availability. This is recorded and made available for reporting to the Networx customer. Verizon creates “rules” in the NMS host such that a trouble ticket is automatically opened when an out-of-service condition is recognized.

Verizon’s Operations personnel then troubleshoot and repair the failure and close the trouble ticket. The time stamps between the start of the out-of-service condition and the time it is returned to service is used to calculate the “time to restore” KPI. This is recorded and made available for reporting to the applicable Agency.

•      Time to Restore. Maintenance/operations personnel staff each Verizon POP. Verizon’s average time for technicians to arrive on any trouble site in the network is one hour. In addition to stationing personnel at critical points in the network, Verizon improves network restoration capabilities through the addition of DXCs, redundant routes, and spare capacity. The techniques and technologies that Verizon uses to improve the network’s restoration capabilities include Real-Time Restoration and NMCs. Real-Time Restoration (RTR) is a centralized, automated system that controls DXC-3/3s. RTR allows Verizon to quickly detect and isolate network disruptions, produce and deliver preplanned reroutes, implement these pre-plans to restore traffic, and normalize traffic once the network is repaired. Real Time Restoration is currently Verizon’s main restoration platform. Currently, Verizon can restore 100 DS3s in less than 15 minutes using RTR.

The service availability for Verizon-provided access circuits will meet, and in many cases exceed, 99.8 percent. LECs and CAPs typically provide access to Verizon’s Private Line transport network and services. These access arrangements are private line circuits with tariffs specifying quality assurance for availability of service. LECs typically base their tariffs on two technical references, TR-NWT-000341 for Digital Data Service (i.e., subrate DS0) and TR-INS-000342 for Terrestrial Data Service (i.e., T1). These two references define availability as the amount of time the service is usable by the end user. TR-INS-000342 defines an annual availability objective of 99.925 percent for Special Access Arrangements (private lines) at the DS1 rate, and an Errored Free Second (EFS) availability objective of 99.75 percent over a 24-hour period. TR-NWT-000341 states that DDS service availability varies by region and is not defined in the document. For DDS, the annual availability objective and EFS performance depends on the local access provider’s tariff for a specific service area. Typical commercial tariffs for local access define the service availability objective for DDS as 99.9 percent and 99.925 percent for TDS 1.544 High Capacity Digital Service (HICAP). Verizon’s SONET-based local city networks and SONET access facilities provided by CAPs and LECs have service availability objectives that typically meet or exceed 99.995 percent.

Training

Volume II, Section 3.11 of Networx Universal Contract

GCI shall offer sales training to the Verizon Government Markets sales organization to facilitate the selling of GCI PLS Service FLAG both under the Networx contract umbrella.

GCI shall offer training materials to Verizon and its customers in order to support Verizon’s ability to deliver training to Networx customers as defined by Section C.3.7 of the Networx RFPs.

Training Content

GCI will provide content for PLS training in accordance with the requirements of RFP Section C.3.7.2.

Training Development

Team Verizon’s solution for training development meets or exceeds all requirements found in RFP Section C.3.7.2.1.

Training Availability

Team Verizon’s solution for training availability meets or exceeds all requirements found in RFP C.3.7.2.2.

Training Maintenance

Team Verizon’s solution for training maintenance meets or exceeds all requirements found in RFP C.3.7.2.6.

Within 30 business days following any changes to Team Verizon’s Networx program that would result in any changes or modifications to the training program, all affected training material will be updated and made available to the Government. These modifications will be provided at no cost.

Partner Meetings/Sales Opportunities

FLAG DOES NOT MAP TO NETWORX PROPOSAL/CONTRACT.

GCI shall support meetings with Verizon Networx Partners.

GCI shall assign sales representatives to support the FTS2001 and Networx opportunities. GCI shall support Sales Opportunity Reviews to ensure collaborative planning.

4.0          Project Term

This agreement will run concurrent with Verizon’s Networx Universal and Enterprise contracts with the GSA.  Time period will be upon issuance of a Purchase Order thru 2011.

5.0          Deliverables

See Project Scope.

6.0          Contact Information

VerizonBusiness

Name

Title

Address

City, State  Zip

Phone number

Fax number

Email address

Supplier Name - GCI

Name - Laura Rykaczewski

Title - Senior Account Manager

Address

City, State  Zip

Phone number - 907 868 5351

Fax number - 907 868 6292

Email address - lrykaczewski@gci.com

7.0          Project Staffing

Not applicable.

8.0          Work Performance

•              Security – N/A

•              Hours & Overtime – Pre-approval of time/materials above what is identified in the Cost & Schedule section is required when they impact project costs

•              Travel & Expense Guidelines – N/A

9.0          Assumptions/Risks/Dependencies

Refer to Exhibit B prime contract “flow down provisions”

10.0        Verizon Responsibilities

See Project Scope

11.0        Cost and Schedule (TBD)

The value of this SOW is estimated to be approximately $X,XXX,XXX.00 for the term of the SOW.

Year 1 (2007) = $

Year 2 (2008) = $

Year 3 (2009) = $

Year 4 (2010) = $

Pricing Structure

Section B.2.5.1 of Networx Universal RFP

GCI shall provide competitive pricing to Verizon. GCI shall comply with the Pricing Structure outlined in Section B.2.5.1.1 of the Networx RFPs.

Private Line Service (PLS)

The technical requirements for PLS are specified in Section C.2.5.1.

PLS Price Structure

PLS provides facilities for duplex (bi-directional) service between two or more specified end points; accordingly, PLS is priced without regard for direction of carried traffic.  For convenience, the ends of a PLS circuit are referred to as “originating” and “terminating,” although these terms have no operational or pricing significance.

The price structure for PLS shall comprise the following elements:

a.                                       Monthly Recurring Charges per circuit for transport

b.                                      Feature Charges

Domestic PLS transport prices shall be either a solely distance-based monthly recurring charge or a combination of a monthly recurring flat fee plus distance-based monthly recurring charges.  Non-domestic PLS transport prices shall be a monthly recurring flat fee.

Where dedicated access is used to connect the SDP to the contractor’s designated connecting POP, dedicated access prices shall be listed in Section B.3.

Prices for any associated SEDs shall be listed in Section B.4.

For non-domestic PLS, fixed prices shall be provided for the full channel transport elements for countries where the contractor offers PLS on a full channel basis (see Section B.6.6).  For other countries where service is offered but not on a full channel basis, fixed prices shall be provided for the domestic half channel transport elements.  Charges for the half channel in the non-domestic country shall be a pass-through from the foreign carrier.

However, when PLS service is provided between two domestic SDPs that are both served by the same contractor’s designated connecting POP (for the same PLS service type) and a user agency requires direct SDP to SDP routing that is not connected through the contractor’s designated connecting POP, the contractor shall provide a price quote upon request and, if ordered, provide such service as ICB.

In the case of multipoint PLS connections, the number and identities of the access and transport links shall be calculated using a least cost routing (e.g., minimal spanning tree) algorithm to determine the shortest overall distance to connect all POPs within the multipoint network.  Distance between POPs shall be calculated using the distance formula listed in Section B.1.  Each transport link in the minimal spanning tree shall be priced separately as described in Section B.2.5.1.2, and then summed to determine the total transport price.

PLS Transport Prices

PLS transport prices shall be determined as follows:

a.                                       When both serving POPs are in the same domestic service region (either CONUS or OCONUS), a single price component from Table B.2.5.1.2-2 shall be used

b.                                      When one serving POP is within CONUS and the other is in OCONUS, two price components shall be used:

1.               A price (from Table B.2.5.1.2-3) for transport between OCONUS service region and the designated CONUS Gateway

2.               A price (from Table B.2.5.1.2-2) for transport between the designated CONUS gateway and the CONUS-serving POP

c.                                       When both serving POPs are in (different) OCONUS service regions, a single price component from Table B.2.5.1.2-3 shall be used

d.                                      When one serving POP is in a non-domestic Country/Jurisdiction and the other is in a domestic service region (either CONUS or OCONUS.), two price components shall be used:

1.               A price (from Table B.2.5.1.2-3) for transport between the non-domestic POP and the designated domestic gateway.

2.               A price (from Table B.2.5.1.2-2) for domestic transport between the designated domestic gateway and the domestic serving POP.

e.                                       When both serving POPs are in different non-domestic service Countries/Jurisdictions, a single price component from Table B.2.5.1.2-3 shall be used

f.                                         When both serving POPs are in a single non-domestic Country/Jurisdiction, a single price component from Table B.2.5.1.2-4 shall be used

The matrix of Table B.2.5.1.2-1 lists the tables which define the appropriate formats for the PLS pricing scenarios described above.

Table 0-1. PLS Summary of Pricing
Tables Needed for Transport Pricing

	POP in CONUS	POP in OCONUS	POP in Non-Domestic Country/Jurisdiction
POP in CONUS	Table B.2.5.1.2-2	Tables B.2.5.1.2-2 and Table B.2.5.1.2-3	Tables B.2.5.1.2-2 and Table B.2.5.1.2-3

POP in OCONUS	Tables B.2.5.1.2-2 and Table B.2.5.1.2-3	Same region: Table B.2.5.1.2-2 Different regions: Table B.2.5.1.2-3	Tables B.2.5.1.2-2 and B.2.5.1.2-3

POP in Non-Domestic Country/Jurisdiction	Table B.2.5.1.2-2 and Table B.2.5.1.2-3	Tables B.2.5.1.2-2 and Table B.2.5.1.2-3	Same country: Table B.2.5.1.2-4 Different countries: Table B.2.5.1.2-3

Table B.2.5.1.2-2 provides the formats for pricing information for PLS domestic (same region) transport service.  The price may be either based solely on distance-based monthly recurring charges or a combination of a monthly recurring flat fee plus distance-based monthly recurring charges.  Half channel CLINs are not applicable in Table B.2.5.1.2-2.  Distance between the POPs shall be calculated using the distance formula in Section B.1.

When using distance-based pricing with minimum/maximum distance banding, monthly price per mile for the corresponding band shall be multiplied by the total transport distance in miles.

Table B.2.5.1.2-3 provides the formats for pricing information for PLS transport for OCONUS and non-domestic circuits between different countries/jurisdictions.  Table B.2.5.1.2-4 provides the formats for PLS transport for non-domestic circuits within a single country/jurisdiction.  POPs for intracountry/intrajurisdiction non-domestic circuits shall be assigned to the closest POP to each location (based on distance) within that country/jurisdiction.

OCONUS POPs are listed in Table B.6.5-1; non-domestic POPs are listed in Table B.6.5-3.  Domestic service gateways are listed in Table B.6.5-5.  Country/Jurisdiction names and IDs are listed in Section B.6.6.

Table 0-2. PLS OCONUS
and Non-Domestic Transport Prices (Different Country/Jurisdiction)

CLIN	Case Number*	Country/ Jurisdiction ID (Originating)**	Country/ Jurisdiction ID (Terminating)**	Price	Price Start Date	Price Stop Date	Price Replaced Date

*    Case Number is applicable for ICB CLINs only

**  For Country/Jurisdiction IDs, see Table B.6.6-1

Table B.2.5.1.2-5 and Table B.2.5.1.2-6 provide applicable charging mechanisms and charging units for half channels and full channels, respectively.

Table 0-3. PLS Half Channel Pricing Instructions

Routine MRC CLIN	Critical MRC CLIN *	Description	Charging Unit	Notes

0130101	0130301	DS0 – 56 Kbps	Per circuit

0130102	0130302	DS0 – 64 Kbps	Per circuit

0130103	0130303	Fractional T1 – DS0x2	Per circuit

0130104	0130304	Fractional T1 – DS0x4	Per circuit

0130105	0130305	Fractional T1 – DS0x6	Per circuit

Routine MRC CLIN	Critical MRC CLIN *	Description	Charging Unit	Notes

0130106	0130306	Fractional T1 – DS0x8	Per circuit

0130107	0130307	Fractional T1 – DS0x12	Per circuit

0130108	0130308	Channelized T1	Per circuit

0130109	0130309	Unchannelized T1	Per circuit

0130110	0130310	Channelized E1	Per circuit

0130111	0130311	Unchannelized E1	Per circuit

0130112	0130312	Fractional T3 – DS1x3	Per circuit

0130113	0130313	Fractional T3 – DS1x4	Per circuit

0130114	0130314	Fractional T3 – DS1x5	Per circuit

0130115	0130315	Fractional T3 – DS1x7	Per circuit

0130116	0130316	Channelized T3	Per circuit

0130117	0130317	Unchannelized T3	Per circuit

0130118	0130318	Channelized E3	Per circuit

0130119	0130319	Unchannelized E3	Per circuit

0130120 (Optional)	0130320 (Optional)	SONET OC-1	Per circuit

0130121 (Optional)	0130321 (Optional)	SONET OC-1 VT	Per circuit

0130122	0130322	Channelized OC-3	Per circuit

0130123	0130323	Concatenated OC-3c	Per circuit

0130124	0130324	Channelized OC-12	Per circuit	ICB

0130125	0130325	Concatenated OC-12c	Per circuit	ICB

Routine MRC CLIN	Critical MRC CLIN *	Description	Charging Unit	Notes

0130126	0130326	Channelized OC-48	Per circuit	ICB

0130127	0130327	Concatenated OC-48c	Per circuit	ICB

0130128	0130328	Channelized OC-192	Per circuit	ICB

0130129	0130329	Concatenated OC-192c	Per circuit	ICB

0130130	0130330	Analog	Per circuit

0130131	0130331	Subrate DSO – 4.8 Kbps	Per circuit

0130132	0130332	Subrate DSO – 9.6 Kbps	Per circuit

0130133	0130333	Subrate DSO – 19.2 Kbps	Per circuit

*    Mandatory only for domestic to domestic transmission

Table 0-4. PLS Full Channel Pricing Instructions

Routine MRC CLIN	Critical MRC CLIN*	Description	Charging Unit	Notes

0130501	0130701	DS0 – 56 Kbps	Per circuit

0130502	0130702	DS0 – 64 Kbps	Per circuit

0130503	0130703	Fractional T1 – DS0x2	Per circuit

0130504	0130704	Fractional T1 – DS0x4	Per circuit

0130505	0130705	Fractional T1 – DS0x6	Per circuit

0130506	0130706	Fractional T1 – DS0x8	Per circuit

0130507	0130707	Fractional T1 – DS0x12	Per circuit

0130508	0130708	Channelized T1	Per circuit

Routine MRC CLIN	Critical MRC CLIN*	Description	Charging Unit	Notes

0130509	0130709	Unchannelized T1	Per circuit

0130510	0130710	Channelized E1	Per circuit

0130511	0130711	Unchannelized E1	Per circuit

0130512	0130712	Fractional T3 – DS1x3	Per circuit

0130513	0130713	Fractional T3 – DS1x4	Per circuit

0130514	0130714	Fractional T3 – DS1x5	Per circuit

0130515	0130715	Fractional T3 – DS1x7	Per circuit

0130516	0130716	Channelized T3	Per circuit

0130517	0130717	Unchannelized T3	Per circuit

0130518	0130718	Channelized E3	Per circuit

0130519	0130719	Unchannelized E3	Per circuit

0130520 (Optional)	0130720 (Optional)	SONET OC-1	Per circuit

0130521 (Optional)	0130721 (Optional)	SONET OC-1 VT	Per circuit

0130522	0130722	Channelized OC-3	Per circuit

0130523	0130723	Concatenated OC-3c	Per circuit

0130524	0130724	Channelized OC-12	Per circuit	ICB

0130525	0130725	Concatenated OC-12c	Per circuit	ICB

0130526	0130726	Channelized OC-48	Per circuit	ICB

0130527	0130727	Concatenated OC-48c	Per circuit	ICB

0130528	0130728	Channelized OC-192	Per circuit	ICB

Routine MRC CLIN	Critical MRC CLIN*	Description	Charging Unit	Notes

0130529	0130729	Concatenated OC-192c	Per circuit	ICB

0130530	0130730	Analog	Per circuit

0130531	0130731	Subrate DSO – 4.8 Kbps	Per circuit

0130532	0130732	Subrate DSO – 9.6 Kbps	Per circuit

0130533	0130733	Subrate DSO – 19.2 Kbps	Per circuit

*    Mandatory only for domestic to domestic transmission

Private Line Service Feature Prices

Table B.2.5.1.3-1 provides the formats for pricing information for PLS features.  Table B.2.5.1.3-2 provides applicable charging mechanisms and charging units for domestic features.  The contractor shall provide non-domestic feature charges as a pass-through of actual costs without markup.

For PLS domestic avoidance routing features, additional mileage shall be calculated as the difference between actual route miles and air miles.  Air miles shall be calculated using the distance formula in Section B.1.

Table 0-5. PLS Feature Prices

CLIN	Price	Price Start Date	Price Stop Date	Price Replaced Date

Table B.2.5.1.3-2. PLS Domestic Feature Pricing Instructions

MRC CLIN	Description	Charging Unit	Notes

0139101	Multipoint Connections - Branch-Off	Per multipoint drop	MRC applies only to multipoint drops provided within the transport component

0139102	Multipoint Connections - Drop and Insert	Per multipoint drop	MRC applies only to multipoint drops provided within the transport component

MRC CLIN	Description	Charging Unit	Notes
0139103	Special Routing - Transport Diversity (Domestic circuit up to and including DS0 bandwidth)	Per each transport circuit in each relationship pair	MRC is in addition to the transport circuit price that will apply to each transport circuit.

0139104	Special Routing - Transport Diversity (Domestic circuit of higher bandwidth than DS0, up to and including T1)	Per each transport circuit in each relationship pair	MRC is in addition to the transport circuit price that will apply to each transport circuit.

0139105	Special Routing - Transport Diversity (Domestic circuit of a FT3 bandwidth)	Per each transport circuit in each relationship pair	MRC is in addition to the transport circuit price that will apply to each transport circuit.

0139106	Special Routing - Transport Diversity (Domestic circuit of T3 bandwidth or higher)	Per each transport circuit in each relationship pair	MRC is in addition to the transport circuit price that will apply to each transport circuit.

0139107	Special Routing - Avoidance Routing (Domestic circuit of up to and including DS0 bandwidth)	Per additional mile per avoidance routed transport circuit	MRC is in addition to the normal transport circuit price that will otherwise apply without avoidance routing. It applies only to the excess mileage incurred by the avoidance-routed circuit(s).

0139108	Special Routing - Avoidance Routing (Domestic circuit of higher bandwidth than DS0, up to and including T1)	Per additional mile per avoidance routed transport circuit	MRC is in addition to the normal transport circuit price that will otherwise apply without avoidance routing. It applies only to the excess mileage incurred by the avoidance

0139109	Special Routing - Avoidance Routing (Domestic circuit of a FT3 bandwidth)	Per additional mile per avoidance routed transport circuit	MRC is in addition to the normal transport circuit price that will otherwise apply without avoidance routing. It applies only to the excess mileage incurred by the avoidance

0139110	Special Routing - Avoidance Routing (Domestic circuit of T3 bandwidth or higher)	Per additional mile per avoidance routed transport circuit	MRC is in addition to the normal transport circuit price that will otherwise apply without avoidance routing. It applies only to the excess mileage incurred by the avoidance-routed circuit(s).

0138001 (Optional)	Analog Line Conditioning	Per line

MRC CLIN	Description	Charging Unit	Notes
	Low Bit Rate Voice (Optional)		See Section B.4 (SEDs)

	7.5 kHz Audio		See Section B.4 (SEDs)

12.0        Bonding Requirements

Not applicable.

13.0        Invoicing Requirements

In order for you to receive payment, receipts must be completed and all ORIGINAL invoices must be submitted to Accounts Payable.  In the event an original invoice was sent to the Verizon end user, it will be the responsibility of the Verizon end user to ensure the original invoice is forwarded to Accounts Payable.

A valid invoice MUST contain the following:

Supplier Name	Remittance Address
Invoice Number	Purchase Order Number
Invoice Date	Dollar amount broken out by line item of the Purchase Order

The payment terms for such work will be Net 30 days from date of an authorized invoice.

Send ORIGINAL INVOICE to	Please send a COPY of the INVOICE to
Verizon Business	Verizon Business
P.O. Box 770	Federal - AP
Ashburn, VA 20146-0770	2485 Natomas Park Drive, Suite 450
Sacramento, CA 95831
Jenifer.Mojonnier@verizonbusiness.com

Failure to follow the above directions may result in delay of payment.

14.0        Applicable Documents

GCI ICDs

GCI ICD_P_II_SPIM_v2.8_06072007.doc

GCI SV_7 2_ICD_GCI_v4 0.doc

GCI ICD_GCI_ASR_v2.1_01182007.doc

GCI Pricing

See attached excel worksheet.

Verizon will provide any working documents that may be required to complete the work effort.  All content will be the exclusive property of Verizon.   “GCI” will secure prior approval from Verizon before any materials are shared publicly.  Because Verizon will have provided content and approve on all material, Verizon will have sole responsibility for accuracy of contents.

15.0        Vendor Outsourced Activity

No third party subcontractor shall be added to a Statement of Work by the Consultant without obtaining prior approval from Verizon’s Primary contact above.

16.0        SOW Change of Scope Procedure (if applicable)

Any change to this Statement of Work shall be provided in writing and accepted by both Parties before being accepted and included as a part of this SOW Agreement.

17.0        Acceptance Criteria

Acceptance shall be given when all of the deliverables have been received or completed, including receipt of all documents and data produced during this project.  Approval of invoice for work performed is acknowledgement of acceptance criteria.

The parties agree that this engagement letter/SOW describes certain Services to be performed by GCI for Verizon.GCI acknowledges and agrees that the Services described herein shall not commence until GCI receives from Verizon a Purchase Order incorporating this engagement letter/SOW.  THERE IS NO BINDING OBLIGATION BETWEEN GCI AND VERIZON WITH REGARD TO THE SPECIFIC PROJECT DESCRIBED IN THIS SOW UNTIL THE CORRESPONDING PURCHASE ORDER IS ISSUED.  FAILURE TO OBTAIN BOTH A VALID PURCHASE ORDER AND AN APPROVED ENGAGEMENT LETTER OR SOW WILL RESULT IN VERIZON HAVING NO LIABILITY OF ANY KIND FOR ANY PERFORMANCE OF SERVICES DESCRIBED HEREIN.

In WITNESS WHEREOF, the parties have entered into this Statement of Work as a part of an agreement.

Verizon Services Corporation		General Communication, Inc.

By:		By:
	{Signature}	{Signature}
Richard Westlund
	{Printed Name}	{Printed Name}
Senior VP & General Manager
	{Title}	{Title}

{Date}	{Date}

Exhibit A

SCOPE OF WORK

CIPS

(13 OF 14)

STATEMENT OF WORK

GCI Premises-Based IP VPN Services (PBIP-VPNS)

Networx Universal Contract Volume I, Section 4.2.1

1.0          Objective

Verizon has selected GCI to meet the requirements for Converged Internet Protocol Services (CIPS). GCI will comply with all requirements for C.2.7.11 as outlined on the following pages.

2.0          Background

Converged IP Services is the integration of voice, video, and data transported over a common network infrastructure. Various technologies, media, and protocols which provide traffic prioritization are enabling convergence. These include, but are not limited to, broadband core networks and the availability of high speed network access including DSL, cable service, and fiber connections to the core network. Agencies recognize the benefits of a converged Internet Protocol (IP) network with multi-services to facilitate information sharing, minimize maintenance and administration, maximize utilization of available bandwidth, optimize network services, and increase productivity.

3.0          Project Scope

GCI is only providing the local and Alaska LD for this service.  VZB is providing the long distance portion of the service.

Technical Requirements

Section C.2.7.11.1.4 of Networx Universal RFP

GCI shall offer a technical solution which meets the requirements of GSA’s Networx Universal and Enterprise RFPs (heretofore referred to as Networx RFPs) Section C.2.7.11 as well as provide pricing in the structure provided for in Section B.2.7.11.2-1 through 3, as it pertains to OCONUS requirements. If GCI does not provide any of the services described in Section, C.2.7.11, then it will be GCI’s responsibility to identify a teaming partner or solution to meet all of the requirements in FLAG GCI SOW PDF REFERENCES SECTION 2.4 Section C.2.7.11 as it relates to CIPS, as it pertains to Alaska coverage.

GCI shall work with Verizon on how it will provide Management and Operations (MOPS) data to support Verizon’s ability to deliver a MOPS solution and MOPS deliverables under the Networx contract(s), as defined by the requirements on Section C.3 of the Networx RFPs. This will include developing a data interchange interface with Verizon to support the MOPS requirements. Data interchange between Verizon and GCI will be defined prior to contract award and must support the requirement for Networx vendors to provide an Operational Capabilities Demonstration prior to contract award.

Verizon will provide all network connectivity for these services unless otherwise specified.

Service Overview

Volume I, Section 4.2.5.1.1 of Networx Universal Contract

Verizon has selected GCI to meet the requirements for Converged Internet Protocol Services (CIPS). GCI will comply with all requirements for C.2.7.11 as outlined on the following pages.

Description of Approach to Service Delivery

Verizon’s Converged IP Service (CIPS) delivers Networx IP-based data, voice and video communication services to a subscribing Agency location over a single access circuit. CIPS Basic combines the Network-Based IP VPN Service (NBIP-VPNS) for connectivity between Agency LANs, the Internet Protocol Service (IPS) for Agency access to the Internet, and the Voice over IP Transport Service (VOIPTS) for Agency access to the PSTN. Agencies may also subscribe, at their option, to CIPS Telephony that uses the IP Telephony Service (IPTelS) to provide network-based telephony features, and the IP Video Transport Service (IPVTS) for off-net video conferencing gateway and translation services.

CIPS Basic. The Verizon CIPS network is shown in Figure 3.1.1.-1 below. The foundation transport network for CIPS, the NBIP-VPNS is an MPLS-powered private IP network that provides secure, any-to-any connectivity between Agency LANs in an RFC 2547bis VPN. The service complies with all mandatory CIPS requirements including port speeds, CONUS and OCONUS coverage locations, and advanced IP networking features including IP Class of Service (CoS), IP multicast, and IPv6. To support concurrent data and voice services, a minimum port speed of 384 kbps is required with Link Fragmentation and Interleaving (LFI) enabled to ensure adequate throughput for both types of traffic. Verizon will provision CIPS access with IP CoS features corresponding to the NBIP-VPNS Premium, Enhanced, and Standard COS features. Premium and Enhanced CoS provide priority for real-time and near real-time traffic over non real-time traffic in accordance with an Agency’s CoS policy. Agency end systems, terminal equipment or LANs normally perform IP CoS marking corresponding to the assigned application priority. Alternatively, Verizon can perform IP CoS marking in the Service Enabling Device (SED) as part of a managed network service provided there is a means to identify CoS-specific flows such as through the use of Virtual LANs (VLANs), protocol type, etc.

Figure 3.1.1-1. Verizon’s Converged IP Service

Verizon has defined a prescribed CoS profile for each CIPS access speed as shown in Table 3.1.1-1 below. Verizon does not mark or change the IP CoS in the transport network as long as the offered traffic is within the prescribed Committed Access Rate (CAR) values. The Premium CAR is rate limited to the assigned bandwidth allocation. Traffic exceeding the Premium CAR will be dropped at the CIPS ingress or egress port depending on where the congestion occurs. Traffic exceeding the Enhanced CAR will be remarked as Standard CoS at the CIPS ingress or egress port if the combined Premium and Enhanced CAR is exceeded. Standard CoS traffic may burst up to the CIPS port speed in the absence of Premium and Enhanced CoS traffic.

Table 3.1.1-1. CIPS CoS Bandwidth Allocations by Port Speed

CIPS Port Speed	Premium CoS BW Allocation	Enhanced CoS BW Allocation	Standard CoS BW Allocation
DS0	0	32 kbps	32k kbps
2xDS0	0	64 kbps	64 kbps
3xDS0	0	64 kbps	128 kbps
4xDS0	0	128 kbps	128 kbps
5xDS0	0	128 kbps	192 kbps
6xDS0	192 kbps	128 kbps	64 kbps

7xDS0	192 kbps	128 kbps	128 kbps
8xDS0	256 kbps	128 kbps	128 kbps
T1	768 kbps	384 kbps	384 kbps
2xDS1	1536 kbps	768 kbps	768 kbps
3xDS1	1536 kbps	1536 kbps	1536 kbps
4xDS1	3072 kbps	1536 kbps	1536 kbps
5xDS1	4608 kbps	1536 kbps	1536 kbps
6xDS1	4608 kbps	3072 kbps	1536 kbps
7xDS1	6144 kbps	3072 kbps	1536 kbps
8xDS1	6144 kbps	3072 kbps	3072 kbps
9xDS1	7680 kbps	3072 kbps	3072 kbps
10xDS1	7680 kbps	4608 kbps	3072 kbps
T3	21504 kbps	10752 kbps	10752 kbps
OC3	43008 kbps	43008 kbps	62592 kbps
OC12	43008 kbps	43008 kbps	508416 kbps

The Verizon CIPS offering includes network-based gateways and provides for SEDs as required: (a) for protocol conversions, (b) to interface with our CIPS network, and (c) for access to external networks. Network-based gateways to the Internet and PSTN are configured as extranet connections to an Agency’s VPN to provide secure connectivity and support for public and private IP addressing schemes using dynamic IP addressing, single or multiple static IP addressing, or a combination of both. Verizon will provide network and port address translation as required for interworking private addressing schemes with external public networks, and for inter-VPN communications. Verizon will establish and maintain adequate network and gateway capacity, including burst capacity, based on the aggregate bandwidth for subscribing Agency locations within a VPN. To monitor the performance of CIPS network, Verizon will provide Agency access to near real-time and historical CIPS network management information through our secure web portal. The portal will provide CIPS performance and utilization statistics, including availability, latency, packet loss, jitter and link utilization.

CIPS Telephony. Our CIPS Telephony offering complies with all mandatory requirements for CIPS voice services as indicated in Table 3.1.1-1. It exceeds requirements by providing the additional telephony features available under our Networx IPTelS. Our CIPS Telephony includes directory assistance and operator services, and support for interoperability with Agency provided Active Directory services (using the LDAP directory integration feature) upon request. Verizon delivers CIPS Telephony service in nearly 1,650 rate centers in the US and in four European countries using

Verizon’s local service. Our current VoIP local service covers approximately 60% of the population in CONUS, and continues to expand as demand grows. In rate centers outside our local service coverage, we will offer CIPS Telephony service using third party local service providers on an individual case basis. In rate centers where Verizon is the local service provider, Local Number Portability (LNP) and 911/E911 services are supported.

911 and E911 services are provided in a manner similar to the traditional PSTN environment. All of our local switches are connected to the PSAP for the serving area. For a fixed-location subscriber, a 911 call is routed to the PSAP and automatically displays the caller’s Billing Telephone Number (BTN); location information is added for E911 calls. Future enhancements for emergency services include support for IP phone mobility and Private Switch/Automatic Location Identification (PS/ALI) for PBX installations. In addition to transport and access services, Verizon will provide CIPS SEDs upon Agency request. SEDs include network equipment, such as routers and switches; terminal equipment, such as IP phones and video conferencing terminal equipment; and adjunct equipment, such as Session Border Controllers (SBCs) for protocol conversion and SIP aware security appliances. Verizon will assist Networx Agencies with the assessment of their site LANs and security infrastructures to support converged IP services, and make recommendations as needed for successful interoperability.

Security Practices. Verizon has proven security practices and safeguards in place to minimize susceptibility to security issues and prevent unauthorized access to the CIPS network, CIPS gateways, and SEDs (when managed by Verizon as part of a managed network service). This support includes Session Initiation Protocol (SIP) enabled gateways and firewalls for CIPS Telephony. We perform periodic security audits of our NBIP-VPNS and CIPS network infrastructures, and updates security practices and procedures as required to maintain the integrity of our network services. The reference security plan for this network service is the NBIP-VPNS Security Plan that is prepared and maintained to conform to NIST Special Publication 800-14. Verizon safeguards are designed to mitigate vulnerabilities for Agency network services operating within the security boundary.

Alternative CIPS Access Method. Verizon will also offer an alternative access arrangement for CIPS based on our Converged Packet Access (CPA) architecture, as shown in Figure 3.1.1-2 below. CPA uses Ethernet flows over switched Ethernet or MPLS access networks to connect Agency locations to a Verizon POP. The Building Ethernet Access System (BEAS) provides the Ethernet User-to-Network Interface (UNI) at the Agency location; the Multi-Service Edge (MSE) switch located at the Verizon POP then directs the flows to the appropriate network service.

Figure 3.1.1-2. Verizon Converged IP Service Alternate Access Arrangement

CIPS CPA enables Networx Agencies to subscribe to multiple services over a single access circuit without going through an intermediate transport network, thereby improving end-to-end performance and providing greater flexibility to scale and manage service-specific bandwidth. CPA is available now, and will expand to 25 markets by the end of CY2005, with continued growth over the Networx contract lifecycle. We will offer the service to Networx subscribing Agencies on an individual case basis subject to availability, and to the capability to meet Agency functional and performance objectives for CIPS.

Real-Time Communications. In addition to CPA, and traditional capabilities such as IP CoS, Verizon is investigating emerging technologies for converged service improvement for real-time communications. Verizon has established one such partnership to date with Rivulet Corporation to offer a time-based queuing process for real-time traffic. Rivulet Queuing (RQ) enabled SEDs will promote improved performance and utilization, and will deliver advanced features such as IP precedence and preemption, support for CALEA (Commission on Accreditation for Law Enforcement Agencies) conformance, and enhanced monitoring and reporting capabilities. Verizon and Rivulet will offer this capability on an individual case basis as part of a CIPS managed network service.

Technical Capabilities

Volume I, Section 4.2.5.3.1.1 of Networx Universal Contract

GCI will comply with all technical requirements for C.2.7.11.1.4 as follows.

1                                          The Verizon CIPS network complies with all of the specified service requirements.

1a                                    CIPS data communications is delivered over the Networx NBIP-VPNS. The NBIP-VPNS is a secure, MPLS-based private IP network that provides network-based Internet access via Verizon’s Secure Internet Gateway (SIG) service.

1b                                   CIPS video communications is delivered over the Networx NBIP-VPNS to enable any-to-any IP video communications within an Agency’s VPN. It provides extranet connectivity to IPVTS gateway services for inter-Agency and business partner video communications.

1c                                    CIPS voice communications capability is delivered over the Networx NBIP-VPNS to enable any-to-any IP voice communications within an Agency’s VPN, IP gateway services for inter-Agency voice communications. It provides extranet connectivity via Verizon’s Networx VOIPTS PSTN gateways for off-net voice services. Additionally, CIPS Telephony may be ordered as an overlay service for and Agency VPN.

2                                          CIPS supports the NBIP-VPNS premium, enhanced, and standard classes of service, providing two levels of priority treatment. Premium CoS may be used for time-critical traffic such as voice and video. Enhanced CoS may be used for business-critical traffic such as transactions that need to be prioritized over non real-time traffic.

3                                          Agency applications and end systems typically mark IP traffic with the appropriate CoS in accordance with Agency policy. Verizon-provided Networx transport services do not mark CoS or alter the CoS for Agency traffic within the profiles for premium and enhanced CoS. If an Agency orders managed network services, Verizon will assist an Agency with the development of a CoS policy and can, at the Agency’s request, use the capabilities of SEDs to mark traffic in accordance with Agency policy.

4                                          Each Agency has the option to establish the priority of their applications. Applications and end-systems typically mark IP traffic with the appropriate CoS in accordance with Agency policy.

5                                          Verizon offers a broad range of SEDs and network-based gateway capabilities to meet the needs of individual Agency service objectives. These capabilities include support for protocol conversion, interfacing with the CIPS network, and access to the PSTN and Internet.

6                                          We provide technical consulting and design engineering services to support Agency-specific network and service implementations. We will help determine the level of bandwidth required to support applications at the site and network levels to achieve superior end-to-end performance.

7                                          Verizon’s CIPS supports dynamic and static addressing (single or multiple) schemes.

8                                          The Verizon CIPS network complies with the specified service requirements.

8a                                    Verizon’s Networx customer portal provides secure Agency access to network statistics including availability, latency, packet loss and jitter.

8b                                   The portal provides secure Agency access to utilization statistics.

9                                          The Verizon CIPS network provides all minimum capabilities as specified.

9a                                    Call Transfer with 3-Way Consultation enables Subscribers to transfer to an add-on party following a three-way call. Blind Call Transfer enables Subscribers to transfer a call unattended before or after the call is answered via the web portal.

9b                                   Three-Way Conferencing allows a subscriber to establish a three-way call by adding a third party to a two-party call and allowing all parties to communicate with each other.

9c                                    Call Forwarding Always redirects all incoming calls to another destination phone number. Call Forwarding Busy redirects incoming calls to another destination phone number when it encounters a busy condition. Call Forwarding No Answer redirects incoming calls to another destination number if the call is not answered within a prescribed number of rings. Call Blast Personal rings up to five phones simultaneously, reducing caller wait time versus sequential Find Me/Follow Me Forwarding. Call Blast provides the ability to suppress simultaneous ringing or forward incoming calls to voice mail if the subscriber is already on a call.

9d                                   Inbound Caller ID delivers the caller’s phone number to the subscriber phone (if supported by the phone) and the web portal, provided it is available from the originating service provider and is not blocked by the calling party. Caller ID Blocking enables Subscribers to suppress their number from displaying at the destination end when originating a call. This feature may be overridden on a per call basis by entering the override feature code.

9e                                    Do Not Disturb enables Subscribers to temporarily block incoming calls. Incoming calls are given a busy treatment while outgoing calls are allowed.

9f                                      Incoming/Outgoing Call Log allows Subscribers to access call logs for the last 20 calls dialed, received, and missed; and may call them directly from the list.

9g                                   Speed Dial enables Subscribers to dial a single digit code to call as many as eight different numbers. Subscribers can have as many as 100 frequently called numbers enabled.

9h                                   The CIPS Telephony service provides a network-based voice mail system that may be used to store and retrieve voicemail 24x7.

9i                                       Call Return allows Subscribers to call back the last caller by dialing the call return code.

10                                    CIPS provides full access to public directory (411) and operator assistance (0) services.

11                                    As one of the largest Competitive Local Exchange Carriers (CLEC) in the US, Verizon will deliver CIPS Telephony service in nearly 1,650 rate centers in the US using our own local service. Our current VoIP local service covers approximately 60% of the population in CONUS, and continues to expand as demand grows. In rate centers outside our local service coverage, Verizon will offer CIPS Telephony service using third party local service providers on an individual case basis. In rate centers where Verizon is the local service provider, Local Number Portability (LNP) and 911/E911 services are supported. 911 and E911 services are provided in a manner similar to the traditional PSTN environment. All of our local switches are connected to the PSAP for the serving area. For a fixed-location subscriber, a 911 call is routed to the PSAP and automatically displays the caller’s Billing Telephone Number (BTN); location information is added for E911 calls. Future enhancements for emergency services include support for IP phone mobility and Private Switch/Automatic Location Identification (PS/ALI) for PBX installations.

12                                    We offer a broad range of CIPS SEDs to support Agency specific data, voice, and video requirements. The SED offering includes IP phones and video teleconferencing terminals.

13                                    Verizon’s CIPS is compatible and interoperates with an Agency-provided Active Directory via an Agency-provided LDAP directory. The LDAP directory, created using the Active Directory Service Interface (ADSI), enhances the security and performance of the interface.

14                                    VOIPTS, which utilizes the SIP protocol for signalling, is fully capable of traversing and successfully interoperating with Agency firewalls and security layers that are SIP-compliant. An Agency firewall must be SIP-compliant in order to work with the VOIPTS. This is necessary because the SIP protocol embeds the IP address and port information for the audio streams within the body of its signalling messages. A non-SIP-compliant firewall would likely permit the signalling messages to pass, but would be unaware of the embedded IP address and port information in the messages, and therefore would not know to open the necessary ports (i.e., pinholes) based on this information in order to allow the audio streams to pass. This would result in the phone call failing. We maintain a list of SIP-compliant firewalls certified for use with VOIPTS. We are prepared to work with each Networx Agency to help verify those SIP-compliant Agency firewalls that have not already been certified for use with VOIPTS. All firewalls for use with VOIPTS must be SIP-aware and certified for use by Verizon.

15                                    Verizon’s CIPS complies with all of the following service requirements, as indicated below.

15a                              The CIPS network is separate from the public Internet and protected at the Internet gateway by Verizon’s SIG platform. We will proactively monitor the Internet gateway and will take action to shut down or shunt traffic away from the gateway in the event of a DoS attack.

15b                             The CIPS network is separate from the public Internet. MPLS-based VPN tunnels ensure that communication is private, and that unauthorized parties cannot intrude, eavesdrop or intercept data, voice, or video communications. SEDs may be used to mitigate intrusion exploits launched from within an Agency.

15c                              CIPS Telephony includes procedures that are used by a SIP phone to authenticate to Verizon’s network-based SIP servers. These procedures are executed when a phone is first connected to network, and at least once every hour thereafter. This ensures that an unauthorized third party cannot eavesdrop or intercept VoIP communications.

15d                             We have experience with the planning, design, implementation, and operation of secure networks and systems to support SBU through NSI levels in accordance with the requirements for Sections C.2.10 Security Services and C.2.7.4 Managed Tiered Security Services

Other Contract Requirements

Volume FLAG Section FLAG of Networx Universal Contract

In preparation of the proposal response, GCI shall describe how it will support Verizon in responding to the Price Management Mechanism as defined in Section H.7 of the Networx Universal RFPs.

Interfaces

Section C.2.7.11.3.1 of Networx Universal RFP

GCI shall describe how it will provide all of the interfaces identified in Section C.2.7.11.3.1 of the Networx RFPs.

Network Interface

GCI will comply with all applicable interfaces required for CIPS.

The User-to-Network Interfaces (UNI’s) at the SDP, as defined in the Section C.2.7.11.3.2, are mandatory unless marked optional.

Table 6.1-1. Converged IP Services Interfaces

UNI Type	Interface Type and Standard	Payload Data Rate or Bandwidth	Signaling Type
1	All 802.3 cable and connector types	10/100/1000 Mbps	IPv4 (v6 when and where available commercially from the contractor) over Ethernet

UNI Type	Interface Type and Standard	Payload Data Rate or Bandwidth	Signaling Type
2 [Optional]	All 802.3 cable and connector types	10 GbE (Gigabit Ethernet)	IPv4 (v6 when and where available commercially from the contractor) over Ethernet

Service Level Agreements

Volume II, Appendix B.3, Attachment 1 of Networx Universal Contract

GCI shall describe how it will meet the Performance Metrics as defined by Section C.2.11.4.1 of the Networx RFPs for the individual services.

Converged IP Services SLA

FLAG NO CIPS SLA IN SLA DOCUMENT

Performance Metrics

Section C.2.7.11.4 of Networx Universal RFP

GCI will comply with all performance metric requirements for this service.

CIPS Performance Metrics

The Performance Levels and Acceptable Quality Level (AQL) of Key Performance Indicators (KPIs) for Converged IP Services in Section C.2.7.11.4.1 below are mandatory:

Table 7.2.1-1. Converged IP Services Performance Metrics

Key Performance Indicator (KPI)	Service Level	Performance Standard (Threshold)	Acceptable Quality Level (AQL)	How Measured

Availability	Routine	99.6%	> 99.6%	See Note 1

Latency	Routine	200 ms	< 200 ms	See Note 2

Grade of Service (Packet Loss)	Routine	0.4%	< 0.4%	See Note 3

Jitter	Routine	10 ms	< 10 ms	See Note 4

Time To Restore	Without Dispatch	4 hours	< 4 hours	See Note 5

	With Dispatch	8 hours	< 8 hours

Key Performance Indicator (KPI)	Service Level	Performance Standard (Threshold)	Acceptable Quality Level (AQL)	How Measured

Notes:

1.               Availability is measured end-to-end and calculated as a percentage of the total reporting interval time that the CIPS is operationally available to the Agency.  Availability is computed by the standard formula:

Availability =	RI(HR) – COT(HR)	×100
RI(HR)

2.               Latency is the average time (round trip) for a packet to travel from source SDP to destination SDP.

3.               Grade of Service (Packet Loss) is defined as the percentage of packets that are sent by the source SDP but never arrive at the destination SDP (the percentage of packets that are dropped). The packet loss can be measured with an ICMP test.

4.               Jitter is defined as the average variation or difference in the delay between received packets of an IP packet data stream from SDP to SDP .. Relevant standard: IETF RFC 1889.

5.               See Section C.3.3.1.2.4 for the definitions and measurement guidelines.

Service Quality and Performance Metrics

Volume I, Section 4.2.5.2.1 of Networx Universal Contract

Verizon’s proposed solution complies with all CIPS mandatory performance metrics for Latency, Jitter, and Grade of Service (Packet Loss) as specified in RFP Section C.2.7.11.4.1 for all three cases specified in C.2.1.6.2.  Verizon’s compliance with C.2.1.6.2 requirements was stated in NHC J.9 Conformance and Compliance Table, ID Numbers 31 and 32.  Verizon compliance with C.2.7.11.4.1 is indicated in Proposal Section 4.2.5.2.2 below, and was addressed in NHC J.9 Conformance and Compliance Table, ID Numbers 2280 – 2285. Verizon has updated its compliance with these requirements through the Networx Hosting Center online compliance tables.

Verizon’s CIPS network will meet or exceed Networx Acceptable Quality Level (AQL) and performance requirements as specified. Real-time performance metrics for the CIPS network are latency, packet loss, and jitter.

•                  Latency. Latency is calculated by measuring round trip packet delivery between source and target. To minimize backbone latency, Verizon establishes a full mesh of label switched paths between all PE routers. All transit routers use packet forwarding (versus routing) to limit transit delay to micro or even nanoseconds.

•                  Packet Loss. Packet loss most commonly occurs during times of network congestion. Packet loss is calculated by measuring packet delivery between source and target using sequenced packets of various sizes over lengthy test periods. To mitigate backbone packet loss, Verizon engineers constantly monitor the performance and utilization of the network to ensure that there is adequate burst capacity to support surging traffic levels well beyond the average utilization.

•                  Jitter. Jitter occurs when there is a packet arrival time variation. Jitter is calculated by measuring the variation in latency between a source and target. Verizon employs MPLS traffic engineering to minimize jitter, where each packet follows the path of the previous packet. As an early adopter of jitter as a performance metric, we had to develop the tools and tests to measure, monitor, and report on jitter. As a result, a number of the tools now employed by other service providers were originally developed and patented by Verizon. Our jitter performance applies to the Networx Premium CoS that corresponds to the IETF Differentiated Services (DiffServ) Expedited Forwarding (EF) CoS.

Based on experience with both Layer 2 and Layer 3 networks, we have learned that during normal operations, the most likely cause for impairments is congestion at the egress buffer (PE-to-CE). The most common techniques to mitigate congestion are to 1) ensure adequate bandwidth to carry the offered load for all applications and 2) employ CoS to prioritize time sensitive traffic. Our CIPS network uses the NBIP-VPNS Premium and Enhanced CoS features to prioritize real-time and near real-time traffic flows.

Monitoring and Measuring KPIs and AQLs

Volume I, Section 4.2.5.2.2 of Networx Universal Contract

Verizon is offering CIPS as a monitored network service to meet the reporting requirements for real-time network performance metrics (latency, grade of service, jitter). Verizon will comply with the requirements in Section C.2.1.6.2.  When an agency orders CIPS in which the technical performance requirements are specified on an SDP-to-SDP basis,(4) Verizon will use SEDs to meet the requirements and/or access to, or use of, the agency’s customer-premises equipment or software to meet the requirements.  The ordering agency may (1) elect to not order such SEDs and/or (2) elect to not permit Verizon access to, or any use of, the agency’s customer-premises equipment or software for such purposes.

(4) Including performance requirements specified on an end-to-end and/or agency premises-to-agency premises performance requirement basis.

In these situation(s) and unless otherwise agreed to by Verizon and the user agency, Verizon, when directed by the user agency or by GSA, will monitor, measure, and report the performance of the service for KPI/AQL and for SLA purposes either (1) on an SDP-to-SDP basis, by defining the SDP for performance metric measurement purposes for affected location(s) as being located at the connecting POP(s) of the location(s), or (2) on a POP-to-POP basis. If directed to use the latter method, Verizon will comply with the following:

(1)                                  For all IP-based network services, the applicable POP-to-POP performance requirements to be used will be those defined in Section C.2.4.1 (IPS).

(2)                                  For all other services, the service-specific SDP-to-SDP performance metrics will be applied on a POP-to-POP basis unless a stipulated POP-to-POP performance metric already applies for the associated service(s).

CIPS KPIs monitoring, measurement, and reporting methodologies include:

•                  Availability. We monitor CIPS Availability (Av) using our Enterprise Trouble Management System (ETMS). Each outage is entered into a trouble ticket and recorded in ETMS. The elapsed time for each outage is measured as the difference between the timestamps when the outage is repaired and when the ticket was opened, minus any time: (1) due to scheduled network configuration change or planned maintenance; or (2) as agreed to by the customer and Verizon, that service restoration cannot be worked due to customer-caused delays. We report Av on a monthly aggregate basis per agency using the following formula where S=CIPS service, RI=reporting interval, COT=cumulative outage time, and HR=hours:

Av(S) =	RI(HR) – COT(HR)	×100
RI(HR)

•                  Latency. We monitor CIPS latency between Agency CE routers using a combination of User Datagram Protocol (UDP), Internet Control Message Protocol (ICMP) and SNMP. Verizon sends a series of test packets to measure latency. We report latency results in near real-time and provide aggregate reports (daily, weekly, monthly) for the previous month.

•                  Grade of Service. We monitor CIPS packet loss between Agency CE routers using a combination of UDP, ICMP and SNMP. Verizon sends a series of test packets to measure packet loss. We report packet loss results in near real-time and provide aggregate reports for the previous month.

•                  Jitter. We monitor CIPS jitter for Premium CoS (DiffServ EF CoS) between Agency CE routers using a combination of UDP, ICMP and

SNMP. Verizon sends a series of test packets to measure jitter. We report jitter results in near real-time and provide aggregate reports for the previous month.

•                  Time to Restore. We monitor CIPS Time to Restore (TTR) using our ETMS. Verizon calculates outages as discussed under Availability, above. We report TTR on a per-incident basis.

Training

Volume II, Section 3.11 of Networx Universal Contract

GCI shall offer sales training to the Verizon Government Markets sales organization to facilitate the selling of GCI High-speed Service both under the FTS2001 contract umbrella as well as Networx.

GCI shall offer training materials to Verizon and its customers in order to support Verizon’s ability to deliver training to Networx customers as defined by Section C.3.7 of the Networx RFPs.

Training Content

GCI will provide content for CIPS training in accordance with the requirements of RFP Section C.3.7.2.

Training Development

Team Verizon’s solution for training development meets or exceeds all requirements found in RFP Section C.3.7.2.1.

Training Availability

Team Verizon’s solution for training availability meets or exceeds all requirements found in RFP C.3.7.2.2.

Training Maintenance

Team Verizon’s solution for training maintenance meets or exceeds all requirements found in RFP C.3.7.2.6.

Within 30 business days following any changes to Team Verizon’s Networx program that would result in any changes or modifications to the training program, all affected training material will be updated and made available to the Government. These modifications will be provided at no cost.

4.0          Project Term

This agreement will run concurrent with Verizon’s Networx Universal and Enterprise contracts with the GSA.  Time period will be upon issuance of a Purchase Order thru 2011.

5.0          Deliverables

See Project Scope.

6.0          Contact Information

VerizonBusiness

Name

Title

Address

City, State  Zip

Phone number

Fax number

Email address

Supplier Name - GCI

Name - Laura Rykaczewski

Title - Senior Account Manager

Address

City, State  Zip

Phone number - 907 868 5351

Fax number - 907 868 6292

Email address - lrykaczewski@gci.com

7.0          Project Staffing

Not applicable.

8.0          Work Performance

•              Security – N/A

•              Hours & Overtime – Pre-approval of time/materials above what is identified in the Cost & Schedule section is required when they impact project costs

•              Travel & Expense Guidelines – N/A

9.0          Assumptions/Risks/Dependencies

Refer to Exhibit B prime contract “flow down provisions”

10.0        Verizon Responsibilities

See Project Scope

11.0        Cost and Schedule (TBD)

The value of this SOW is estimated to be approximately $X,XXX,XXX.00 for the term of the SOW.

Year 1 (2007) = $

Year 2 (2008) = $

Year 3 (2009) = $

Year 4 (2010) = $

Pricing Structure

Section B.2.7.11 of Networx Universal RFP

GCI shall provide competitive pricing to Verizon. GCI shall comply with the Pricing Structure outlined in Section B.2.7.11.2-1 through 3 of the Networx RFPs.

Virtual Private Network Services

Converged IP Services

Verizon proposes Converged IP Services (CIPS) which meets the technical requirements for CIPS as detailed in RFP Section C.2.7.11, and the pricing requirements of RFP Section B.2.7.11.

The price structure for CIPS is comprised of the following four elements:

a.                                       Monthly Recurring Charge per port (by port type) for basic service

b.                                      Non-Recurring Charge per telephone number for telephony service

c.                                       Monthly Recurring Charge per telephone number for telephony service

d.                                      Per six-second off-net usage.

CIP services are provided over a common, contractor-provided, IP network.  Access to these services can be through agency locations, or through gateways connected to the Internet or to the Public Switched Telephone Network (PSTN).  Dedicated access pricing is described in Section B.3.  PSTN gateways provide access to/from off-net locations.

The SEDs necessary to enable CIPS shall be listed and priced as described in Section B.4.

CIPS Basic Service Prices

The contractor shall provide pricing information for CIPS ports in the formats specified in Table B.2.7.11.2-1, Table B.2.7.11.2-3, and Table B.2.7.11.2-4.  Available port types are provided in Table B.2.7.11.2-2.

Table 0-1. CIPS Port Prices (CONUS)

CLIN	Price	Price Start Date	Price Stop Date	Price Replaced Date

Table 0-2. CIPS Pricing Instructions

MRC CLIN	Port Type	Charging Unit
0813201	DS0	Per Port
0813202	FT1 (2xDS0)	Per Port
0813203	FT1 (3xDS0)	Per Port
0813204	FT1 (4xDS0)	Per Port
0813205	FT1 (5xDS0)	Per Port
0813206	FT1 (6xDS0)	Per Port
0813207	FT1 (7xDS0)	Per Port
0813208	FT1 (8xDS0)	Per Port
0813209	T1	Per Port
0813210 (Optional)	E1	Per Port
0813211	FT3 (2xDS1)	Per Port
0813212	FT3 (3xDS1)	Per Port
0813213	FT3 (4xDS1)	Per Port

MRC CLIN	Port Type	Charging Unit
0813214	FT3 (5xDS1)	Per Port
0813215	FT3 (6xDS1)	Per Port
0813216	FT3 (7xDS1)	Per Port
0813217	FT3 (8xDS1)	Per Port
0813218	FT3 (9xDS1)	Per Port
0813219	FT3 (10xDS1)	Per Port
0813220	T3	Per Port
0813221 (Optional)	E3	Per Port
0813222	OC3	Per Port
0813223	OC12	Per Port

Table 0-3. CIPS Port Prices (OCONUS)

CLIN	Country/ Jurisdiction ID*	Price	Price Start Date	Price Stop Date	Price Replaced Date

*              For Country/Jurisdiction IDs, see Table B.6.6-1.

12.0        Bonding Requirements

Not applicable.

13.0        Invoicing Requirements

In order for you to receive payment, receipts must be completed and all ORIGINAL invoices must be submitted to Accounts Payable.  In the event an original invoice was sent to the Verizon end user, it will be the responsibility of the Verizon end user to ensure the original invoice is forwarded to Accounts Payable.

A valid invoice MUST contain the following:

Supplier Name	Remittance Address
Invoice Number	Purchase Order Number
Invoice Date	Dollar amount broken out by line item of the Purchase Order

The payment terms for such work will be Net 30 days from date of an authorized invoice.

Send ORIGINAL INVOICE to

Verizon Business
P.O. Box 770
Ashburn, VA 20146-0770

Please send a COPY of the INVOICE to

Verizon Business
Federal - AP
2485 Natomas Park Drive, Suite 450
Sacramento, CA 95831

Jenifer.Mojonnier@verizonbusiness.com

Failure to follow the above directions may result in delay of payment.

14.0        Applicable Documents

GCI ICDs

GCI ICD_P_II_SPIM_v2.8_06072007.doc

GCI SV_7 2_ICD_GCI_v4 0.doc

GCI ICD_GCI_ASR_v2.1_01182007.doc

GCI Pricing

See attached excel worksheet.

Verizon will provide any working documents that may be required to complete the work effort.  All content will be the exclusive property of Verizon.   “GCI” will secure prior approval from Verizon before any materials are shared publicly.  Because Verizon will have provided content and approve on all material, Verizon will have sole responsibility for accuracy of contents.

15.0        Vendor Outsourced Activity

No third party subcontractor shall be added to a Statement of Work by the Consultant without obtaining prior approval from Verizon’s Primary contact above.

16.0        SOW Change of Scope Procedure (if applicable)

Any change to this Statement of Work shall be provided in writing and accepted by both Parties before being accepted and included as a part of this SOW Agreement.

17.0        Acceptance Criteria

Acceptance shall be given when all of the deliverables have been received or completed, including receipt of all documents and data produced during this project.  Approval of invoice for work performed is acknowledgement of acceptance criteria.

The parties agree that this engagement letter/SOW describes certain Services to be performed by GCI for Verizon. GCI acknowledges and agrees that the Services described herein shall not commence until GCI receives from Verizon a Purchase Order incorporating this engagement letter/SOW.  THERE IS NO BINDING OBLIGATION BETWEEN GCI AND VERIZON WITH REGARD TO THE SPECIFIC

PROJECT DESCRIBED IN THIS SOW UNTIL THE CORRESPONDING PURCHASE ORDER IS ISSUED.  FAILURE TO OBTAIN BOTH A VALID PURCHASE ORDER AND AN APPROVED ENGAGEMENT LETTER OR SOW WILL RESULT IN VERIZON HAVING NO LIABILITY OF ANY KIND FOR ANY PERFORMANCE OF SERVICES DESCRIBED HEREIN.

In WITNESS WHEREOF, the parties have entered into this Statement of Work as a part of an agreement.

Verizon Services Corporation		General Communication, Inc.

By:		By:
	{Signature}	{Signature}
Richard Westlund
	{Printed Name}	{Printed Name}
Senior VP & General Manager
	{Title}	{Title}

	{Date}	{Date}

Exhibit A

SCOPE OF WORK

IPS

(14 OF 14)

STATEMENT OF WORK

GCI Premises-Based IP VPN Services (PBIP-VPNS)

Networx Universal Contract Volume I, Section 4.2.1

1.0          Objective

Verizon has selected GCI to meet the requirements for Internet Protocol Services (IPS). GCI will comply with all requirements for C.2.4.1 as outlined on the following pages.

2.0          Background

The Government uses IPS to support a wide range of connectivity requirements that enable Government users to access the Internet, Government-wide intranets, and extranets. IPS will use the TCP/IP protocol suite to interconnect customer premises equipment (CPE) with other Government networks and the public Internet Service Provider (ISP) networks.

3.0          Project Scope

GCI is only providing the local and Alaska LD for this service.  VZB is providing the long distance portion of the service.

Technical Requirements

Section C.2.4.1.1.4 of Networx Universal RFP

GCI shall offer a technical solution which meets the requirements of GSA’s Networx Universal and Enterprise RFPs (heretofore referred to as Networx RFPs) Section C.2.4.1 (IPS) as well as provide pricing in the structure provided for in Section B.2.4.1.3.1, Tables B.2.4.1.3.1-3 and -4, as it pertains to OCONUS requirements. If GCI does not provide any of the services described in Section C.2.4.1 then it will be GCI’s responsibility to identify a teaming partner or solution to meet all of the requirements in Section C.2.4.1 as it relates to (IPS), as it pertains to Alaska coverage.

GCI shall work with Verizon on how it will provide Management and Operations (MOPS) data to support Verizon’s ability to deliver a MOPS solution and MOPS deliverables under the Networx contract(s), as defined by the requirements on Section C.3 of the Networx RFPs. This will include developing a data interchange interface with Verizon to support the MOPS requirements. Data interchange between Verizon and GCI will be defined prior to contract award and must support the requirement for Networx vendors to provide an Operational Capabilities Demonstration prior to contract award.

Verizon will provide all network connectivity for these services unless otherwise specified.

Service Overview

Verizon has selected GCI to meet the requirements for Internet Protocol Services (IPS). GCI will comply with all requirements for C.2.4.1 as outlined on the following pages.

Description of Approach to Service Delivery

Volume I, Section 4.2.7.1.1 of Networx Universal Contract

Verizon proposes to use its commercial Global IP Internet service offerings to meet the requirements of Section C.2.4.1, Internet Protocol Service (IPS). The services proposed are mature offerings with proven technology and capabilities that ensure low risk in terms of outages, Denial of Service (DOS) attacks, and performance issues on the WAN link. In addition, customer support will be provided on a timely basis to manage service issues that can severely affect day-to-day business and operation. We will provision a combination of Internet Dialup (56K/ISDN), Broadband (DSL/Cable), Dedicated (T1-OC48c), Wireless, Satellite, FR/ATM (T1-OC12) and Ethernet (1Mbps-1Gbps) access for services offered to subscribing Networx Agency locations. Verizon will work cooperatively with those Agencies to identify locations with special access needs, and will qualify the Agencies’ Service Wiring Center (SWC) with available access speeds and methods to connect to a Verizon POP. At these locations, Verizon will provision appropriate Service Enabling Devices (SEDs) upon request with the appropriate interfaces as required by service/speed type to deliver maximum efficiency and cost effectiveness. To offer GSA greater flexibility, there will be a choice of multiple SEDs available, based on service type, speed, etc. For example, IPS T1 access can be delivered using Verizon certified Cisco 1800/2800/3800 series routers, Juniper 2300/4300/6300 series routers, Adtran 3200/3300/4300/5300 series routers or Tasman 1000/1200/1400 series routers.

These flexible access methods will either connect or traverse Verizon’s IPS network for Internet, Intranet, and Extranet services. For Internet access, GSA can connect directly or indirectly using any of the access methods mentioned above. Service delivery of the access will include installation, configuration, maintenance, support, project management, and testing on Verizon SEDs. For off-net access, we have partnered with various providers to offer greater availability with extended access footprint consist of DSL, Cable, Wireless, and Satellite. Some of Verizon strategic partners are Covad, New Edge Networks, Cox, Comcast, TimeWarner, Charter, RCN, Boingo, Wayport, Airpath, IDT Spectrum, and G2. Overall, this will enhance the coverage needed to meet and exceed GSA’s 9600 or so Service Wiring Centers (SWCs) requirements.

To provide GSA with Intranet and Extranet access, Verizon proposes its Premises-Based IP VPN solutions. Verizon IP VPN services are fully managed, and provide the scalability, reliability, and security needed for site-to-site or remote-to-site VPNs. We support both fully-meshed and hub-and-spoke configurations. These solutions feature industry standard IP Security (IPSEC) and Secure Sockets Layer (SSL) methods for authentication, encryption, and data integrity. For both Intranet and Extranet access, we will build and manage IPSEC/SSL tunnel between any Agency sites and remote users that have Internet access, regardless of whether it is provided by Verizon or a third party vendor. After the tunnel has been established, we will manage and monitor the network 24x7, and will provide support through Verizon Government-specific Security Operation Center (SOC). The managed VPN equipment that resides at Agency location meets mandatory FIPS 140-2 compliance requirements.

Verizon meets and exceeds all Networx IPS requirements with solutions that features reliable, technically advanced IP capabilities and feature sets. As a facilities-based telecommunications company, Verizon delivers a comprehensive portfolio of local-to-global business data, Internet, and voice services to a “Who’s Who” list of the Fortune 1000. Verizon is an established leader in IP network technology and Virtual Private Networking (VPN), delivering VPNs based on private data networks, as well as on Verizon global Internet backbone, which spans six continents. Verizon portfolio includes SONET private line, frame relay, ATM, Ethernet, Network-based IP VPN, Converged IP services, as well as a full range of dedicated, dial, and value-added Internet services. Verizon is a global enterprise leader dedicated to providing preeminent communications services to business customers. Our strengths include the ability to provide exceptional network reliability, as well as advanced Internet security. Verizon has won many awards and accolades in everything from network performance to customer service, and we guarantee the quality of our commercial services with the most rigorous Service Level Agreements (SLAs) in the industry.

Today, Verizon owns and operates some of the world’s most sophisticated custom networks, delivering value for more than 75 U.S. federal government agencies, as well as a wide variety of commercial customers. We are also a premier provider of audio, video, and net conferencing services that enable customers to meet and collaborate remotely to effectively conduct business virtually anytime, anywhere. Verizon operates an expansive Internet Protocol (IP) network based on the UUNET backbone. This network provides connectivity in over 140 countries and operates at speeds up to OC-192, the fastest available in today’s market. We have over 130 data centers throughout the world. The Verizon global network spans more than 3,800 Points of Presences (POPs) throughout the Americas, Asia-Pacific, Europe, the Middle East and Africa with over 3.2 million dial ports. Verizon’s expertise includes data and the Internet services as well as voice. Verizon has significant experience in enterprise networking solutions, including connectivity, with public and private network suites of service and international coverage including IP, Managed IP VPN, Managed Security Services, Private IP, VOIP, Frame, ATM, and Private Line. We established a position that is somewhere between telecommunications and computing, and we are well positioned to enable the future of convergence networking. Verizon is a new kind of company that has the ability to leverage core competencies and differentiators to provide IPS solutions of the future. Our IPS solutions are built into a wholly-owned global network for direct, safe, secure access. Value-added services allow for migration of services as business grows. Verizon is an industry leader with a long history of innovations that include: First Fractional T1 Service, First Fractional T3 Services, First Fast-Packet Frame Relay Service, First High-Speed Frame Relay Service, NxT1, Dedicated Analysis, Ethernet Services, the first web-based network management tool, and a first-of-its-kind online performance monitoring service for global IP VPN customers. This extensive portfolio of services enables Verizon to support Networx customers as their requirements evolve.

Verizon provides customer Internet dedicated-access connections ranging in speeds from 128 Kbps to OC-48 (including 10/100 Fast and Gigabit Ethernet access), dial-access connections at speeds up to 56 Kbps (analog) and 128 Kbps (ISDN), as well as Satellite, Wireless, cable high speed, and DSL services. Customer access or gateway termination equipment includes Cisco 12008 and 7513 routers, Juniper M40 routers, Juniper ERX routers, Lucent Cascade 9000 Frame Relay switches, ANDA Networks switches, CBX 500 FR/ATM switches, Marconi ASX-200, ASX-1000, and ASX-4000 ATM switches, Redback SMS1000 virtual routers, and Lucent TNT/APX network access servers. With Verizon’s IPS solutions, Networx customers will have the ability to access the Internet over a state-of-the-art high performance fiber-optic network. Our high speed connectivity options enable customers to process information, products, and services quickly. Access to other ISPs will be through Verizon’s public and private peering arrangements that have been established for many years. For public peering, we maintain a global capacity of over 26Gbps, and we appear at most of the major public exchange points in countries in which we have an IP presence. Within North America, this includes MAE-East, MAE-West, MAE-Central, and the Ameritech NAP over OC-3c and OC-12c links. We also maintain a Fast Ethernet connection to the peering point at the PAIX in Palo Alto. Globally, Verizon’s IP network (UUNET) connects to many of the world’s major exchange points, including AMS-IX, BIX, BNIX, CIXP, CZ-NIX, DE-CIX, DIX, ESPANIX, FICIX, HKIX, JPIX, LINX, MAD-IX, MAE-Frankfurt, MIX, NIX, NSPIXP2, PARIX, SE-GIX, SFINX, SOX, STIX, and TIX. For private/direct peering, we have established direct peering in more than ten locations in North America, five locations in EMEA, and our locations in the Asia-Pacific region. We also maintain an ever-increasing number of direct links to other

ISPs. Currently, our peering interconnection links in the US are deployed over multiple OC12cs or OC-48cs for capacity and redundancy. A minimum of Verizon OC-12c circuits distributed over a geographically diverse area is the typical base capacity deployed in Verizon direct peering relationships. By provisioning high-capacity OC-12c and OC48c circuits, Verizon and its peers provide plenty of excess peering capacity to circumvent outages that may occur from time to time, as well as to accommodate future growth.

Technical Capabilities

Volume I, Section 4.2.7.3.1.1 of Networx Universal Contract

GCI will comply with all technical requirements for C.2.4.1.1.4 as follows.

1                                          Verizon will provide full throughput or peak data rates of the purchased bandwidth to meet customer bandwidth requirements. Verizon IPS service provides comprehensive global accessibility, and is available throughout the domestic United States and in many locations throughout the world. Customers can choose from a variety of access options ranging from Dialup, DSL, Cable, Wireless, Satellite, Fast and Gigabit Ethernet to dedicated T1 up to OC-48c. With dedicated/wireline access, there are several options including; burstable, tiered, price-protected, double, shadow, diverse, and NxT1/E1.

2                                          Verizon currently provides a wide range of connectivity options, including dialup (56 Kbps analog, ISDN 128 Kbps), DSL, cable high speed access, Frame/ATM to IP, PLS, Satellite, Wireless, Ethernet and dedicated access (T1 to OC-48c) speeds. These access methods will connect subscribing Agencies to Verizon’s Global IP network, as shown in Figure 3.2-1.

Figure 3.2-1. Verizon Global IP Network Access Options

3a                                    Verizon maintains over 26Gbps of public peering capacity, and we appear at most major public exchange points in countries which we have an IP presence. In North America, this includes MAE-East, MAE-West, MAE-Central, and the Ameritech NAP over OC-3c and OC-12c links. We also maintain a Fast Ethernet connection to the peering point at the PAIX in Palo Alto. Globally, our UUNET network connects to many major exchange points, including AMS-IX, BIX, BNIX, CIXP, CZ-NIX, DE-CIX, DIX, ESPANIX, FICIX, HKIX, JPIX, LINX, MAD-IX, MAE-Frankfurt, MIX, NIX, NSPIXP2, PARIX, SE-GIX, SFINX, SOX, STIX, and TIX. Benefits include the ability to quickly turn up a peering connection in a shared location, rather than waiting for direct interconnections to be installed and brought into operation; and the ability to adjust bandwidth capacity over permanent virtual circuits (PVCs) in real time as traffic needs dictate. In countries where Internet exchange points are geographically distributed, Verizon can increase the reliability of peering interconnections, since we can establish more than one public peering session per partner. If one link fails, the others can handle the excess traffic. This ability to aggregate a large number of peers over a small number of ports makes the public peering solution cost-effective and highly manageable.

3b                                   Direct/Private peering is an exchange of Internet traffic over multiple dedicated interconnects, the cost of which is shared between peers. Private interconnections enable Verizon and its peers to determine the precise speed, location, and terms through which the two carriers meet. It also provides greater control over the quality of service at each interconnection point, because we are not relying on a third party to maintain equipment. We can establish direct peering in more than ten locations in North America, seventeen in EMEA, eight in Asia-Pacific, and two in Latin America. We have installed a large and ever-increasing number of direct links to other ISPs. Currently, Verizon peering interconnection links in the US are deployed over multiple OC12cs or OC-48cs for capacity and redundancy. A minimum of Verizon OC-12c circuits distributed over a geographically diverse area is the typical base capacity deployed in a Verizon direct peering relationship. By provisioning high-capacity OC-12c and OC-48c circuits, Verizon and its peers provide excess peering capacity to circumvent outages that may occur from time to time, as well as to accommodate future growth.

3c                                    We support both Government-assigned and InternetNIC registered IP addresses and domain names. For Government-assigned IP addresses and domain names, we can allocate up to /20 or 16 Class Cs addresses, and can handle primary/secondary DNS. For /20, the customer is required to fill out the justification form found on the Verizon Customer Center portal. They can either download the form, fill it out, and submit it to help4u@mci.com, or submit it directly via the portal. For InterNIC registered IP addresses and domain names, the Agency can go directly to www.arin.net (N. America), www.ripe.net (Europe), www.apnic.net (Asia), www.afrinic.net (Africa) and www.lacnic.net (S. America). We will help Networx customers apply for their first domain names or move existing names from another service.

3d                                   We offer Primary/Secondary Domain Name Service (DNS) as a value-added feature with its Internet Dedicated Services. Internet Dedicated Services consist of dedicated T1 up to OC-48c bandwidth. *Primary/Secondary DNS Hosting denotes the basic network service that translates host and domain names into their corresponding IP addresses, and vice versa.

4                                          Verizon supports BGPv4 with publicly registered ASN. We can also provide private ASN for non multi-homed Agencies/customers.

Other Contract Requirements

Volume FLAG Section FLAG of Networx Universal Contract

In preparation of the proposal response, GCI shall describe how it will support Verizon in responding to the Price Management Mechanism as defined in Section H.7 of the Networx Universal RFPs.

Interfaces

Section C.2.4.1.3 of Networx Universal RFP

GCI shall describe how it will provide all of the interfaces identified in Section C.2.4.1.3.1 of the Networx RFPs.

Network Interfaces

GCI will comply with all applicable interfaces required for IPS, as follows:

The User-to-Network-Interfaces (UNI) at the SDP, as defined in Section C.2.4.1.3.2, for the provisioning of IPS are mandatory as required in J.2.1, J.2.2, and J.2.3 for Geographic Coverage, unless marked optional.

Table 6.1-1. User-to-Network Interface for IPS

UNI Type	Interface/Access Type	Network-Side Interface		Protocol Type (See Note 1)
1	Asynchronous Transfer Mode Service	1. 2. 3. 4.	T1 T3 OC-3c OC-12c	IPv4/v6 over ATMS

2	Cable High Speed Access	320 Kbps up to 10 Mbps		Point-to-Point Protocol, IPv4/v6

3	Circuit Switched Data Service	1. 2. 3. 4.	ISDN at 64 Kbps ISDN at 128 Kbps ISDN dial backup at 64 Kbps ISDN dial backup at 128 Kbps	Point-to-Point Protocol, IPv4/v6

4	Ethernet Interface	1. 2.	1 Mbps up to 1 GbE (Gigabit Ethernet) 10 GbE (Optional)	IPv4/v6 over Ethernet

5	Frame Relay Service	1.	56 Kbps with 32 Kbps CIR	IPv4/v6 over FRS
		2.	Fractional T1
1. 128 Kbps with 64 Kbps CIR
2. 256 Kbps with 128 Kbps CIR
3. 384 Kbps with 128 Kbps CIR
4. 512 Kbps with 256 Kbps CIR
5. 768 Kbps with 384 Kbps CIR
		3.	T1
1. 536 Mbps with 768 Kbps CIR
2. 1.536 Mbps with

1024 Kbps CIR
		4.	Fractional T3
1. 3 Mbps
2. 6 Mbps
3. 12 Mbps
4. 24 Mbps
5. 45 Mbps
5. T3
6	IP over SONET Service	1.	OC-3c	IP/PPP over SONET
		2.	OC-12c
		3.	OC-48c
		4.	OC-192c

7	Private Line Service	1.	DS0	IPv4/v6 over PLS
		2.	Fractional T1
		3.	T1
		4.	Fractional T3
		5.	T3
		6.	OC-3c
		7.	OC-12c
		8.	OC-48c
		9.	OC-192c

8	Voice Service	Analog dialup at 56 Kbps		Point-to-Point Protocol, IPv4/v6

9	DSL Service	xDSL access at 1.5 to 6 Mbps downlink, and 384 Kbps to 1.5 Mbps uplink		Point-to-Point Protocol, IPv4/v6

10	Multimode/Wireless LAN Service	See Section C.2.14.3.3.1 MWLANS User-to-Network Interfaces

11	Wireless Access	See Section C.2.16.2.3.3.1 Wireless Access Arrangement Interfaces

12	Satellite Access	See Section C.2.16.2.4.3.1 Satellite Access Arrangement Interfaces

Notes:

1.                                       IPv6 shall be supported when offered commercially by the contractor.

2.                                       Reserved.

3.                                       Where E-1/E-3 carrier service is provided, appropriate corresponding payload data rates apply.

Service Level Agreements

Volume II, Appendix B.3, Attachment 1 of Networx Universal Contract

GCI shall describe how it will meet the Performance Metrics as defined by Section C.2.4.1.4.1 of the Networx RFPs for the individual services.

Internet Protocol Service SLA

•                  Availability. Availability is captured for each port number. Availability is calculated as follows.

Availability = total expected Available time (Tex) – total outage time (Tou)

Total Expected Available time (Tex)

Availability metrics are calculated for the Agency Bureau level by summing up Tex and Tou for all the port numbers under the Agency Bureau for a calendar month and reported as a percentage.

Availability metrics are calculated for the Agency level by summing up Tex and Tou for all the port numbers under the Agency for a calendar month and reported as a percentage.

•                  Latency. Latency is the backbone delay experienced across the Networx network. It is the average time for IP packets to travel over the Networx core network. The Backbone Latency metric does not apply for DSL, Cable High Speed, Wireless, and Satellite access methods. Latency metrics are collected at different sits in the backbone. The monthly average of latency measures collected at sites in the backbone are aggregated to arrive at Continental US and Outside Continental US values.

These values are not aggregated and assigned for a particular Agency Bureau or Agency. The SLA measures at CONUS / OCONUS levels are applicable to the agencies and agency bureau based on their location.

•                  Jitter. Jitter is the variation in backbone delay experienced across the Networx network. Jitter metrics are collected at different sites in the backbone. The monthly average of Jitter measures collected at sites in the backbone are aggregated to arrive at Continental US and Outside Continental US values.

These values are not aggregated and assigned for a particular Agency Bureau or Agency. The SLA measures at CONUS / OCONUS levels are applicable to the agencies and agency bureau based on their location.

•                  Packet Delivery Rate. Packet delivery rate (PDR) for a frame is calculated as IP packets delivered and accepted versus the number of IP packets transmitted across the Networx network.. PDR metrics are collected at different sites in the backbone. The monthly average of PDR measures collected at sites in the backbone are aggregated to arrive at Continental US and Outside Continental US values.

These values are not aggregated and assigned for a particular Agency Bureau or Agency. The SLA measures at CONUS / OCONUS levels are applicable to the agencies and agency bureau based on their location.

Performance Metrics

Section C.2.4.1.4 of Networx Universal RFP

Performance Metrics for IPS

GCI will comply with all performance metric requirements for IPS.

The performance levels and acceptable quality level (AQL) of key performance indicators (KPIs) for IPS in Section C.2.4.1.4.1 are mandatory unless marked optional:

Table 7.2.1-1. Performance Metrics for IPS

Key Performance Indicator (KPI)	Service Level	Performance Standard (Threshold)	Acceptable Quality Level (AQL)	How Measured
Av(Port)	Routine	99.95%	> 99.95%	See Note 1

	Critical	99.995%	> 99.995%

Latency (CONUS)	Routine	60 ms	< 60 ms	See Note 2

	Critical	50 ms	< 50 ms

GOS(Data Delivery Rate)	Routine	99.95%	> 99.95%	See Note 3
	Critical	99.995%	> 99.995%

Time to Restore	Without Dispatch	4 hours	< 4 hours	See Note 4

	With Dispatch	8hours	< 8 hours

Notes:

Port availability is measured end-to-end and calculated as a percentage of the total reporting interval time that the port is operationally available to the Agency.  Availability is computed by the standard formula:

Av(Port) =	RI(HR) – COT(HR)	×100
RI(HR)

For critical user type, the contractor would provide essentially 100% uptime for customer’s Internet connection with high availability equipment, redundancy, automatic restoration, and reconfiguration.

(2)   Latency is the backbone delay experienced across the Networx network. It is the average time for IP packets to travel over the Networx core network. The Backbone Latency metric does not apply for DSL, Cable High Speed, Wireless, and Satellite access methods. The Internet Control Message Protocol (ICMP) test can be used to calculate packet delivery and latency. The ICMP test consists of sending, every five minutes, a series of five test packets between Networx core service aggregation points (i.e., POPs). The test results are analyzed to determine packet loss vs. successful delivery and speed of delivery. Relevant standards:  RFC 1242 and RFC 2285.

(3)   Network packet delivery is a measure of IP packets successfully sent and received over the Networx core network. The data delivery rate can be measured with the ICMP test.

(4)   See Section C.3.3.1.2.4 for the definitions and measurement guidelines.

Service Quality and Performance Metrics

Volume I, Section 4.2.7.2.1 of Networx Universal Contract

Verizon is offering IPS as a monitored network service to meet the reporting requirements for real-time network performance metrics (latency, grade of service, jitter). Verizon will comply with the requirements in Section C.2.1.6.2. For all IP-based network services, the applicable POP-to-POP performance requirements to be used will be those defined in Section C.2.4.1 (IPS).

IPS performance metrics will be measured based on the following criteria:

•      Availability. We monitor IPS Availability (Av) using our Enterprise Trouble Management System (ETMS). Each outage is entered into a trouble ticket and recorded in ETMS. The elapsed time for each outage is measured as the difference between the timestamps when the outage is repaired and when the ticket was opened, minus any time: (1) due to scheduled network configuration change or planned maintenance; or (2) as agreed to by the customer and Verizon, that service restoration cannot be worked due to customer-caused delays. We report Av on a monthly aggregate basis per agency using the following formula where S=IPS service, RI=reporting interval, COT=cumulative outage time, and HR=hours:

Av(S) =	RI(HR) – COT(HR)	×100
RI(HR)

•      Latency. We monitor IPS latency between Verizon IPS POPs using a combination of User Datagram Protocol (UDP), Internet Control Message Protocol (ICMP) and SNMP. Verizon sends a series of test packets to measure latency. We report latency results in near real-time and provide aggregate reports (daily, weekly, monthly) for the previous month.

•      Grade of Service. We monitor IPS packet loss between Verizon IPS POPs using a combination of UDP, ICMP and SNMP. Verizon sends a series of test packets to measure packet loss. We report packet loss results in near real-time and provide aggregate reports for the previous month.

•      Time to Restore. We monitor IPS Time to Restore (TTR) using our ETMS. Verizon calculates outages as discussed under Availability, above. We report TTR on a per-incident basis.

Features

Section C.2.4.1.2 of Networx Universal RFP

GCI shall describe how it will provide all of the features identified in section C.2.4.1.2, of the Networx RFP. GCI shall also price the required features per B 2.4.1.4-1 through 3 and provide in the required format.

IPS Features

Volume I, Section 4.2.7.3.1.2 of Networx Universal Contract

GCI will comply with all feature requirements for C.2.4.1.2.1 as follows.

1           As shown in Figure 8.0-1 below, Verizon ISDN backup service is available for Networx customers with Verizon-provided T1 or dedicated ports that need low-cost backup connectivity. In the event of T1 failure, the customer’s router automatically dials a Verizon-owned ISDN Point of Presence (POP) that routes to the ISDN connection until the primary leased line service returns; the ISDN line will then drop. Note: The ISDN line will be provided to the Networx customer through another provider; the connection must be a complete ISDN account (i.e., the customer pays any ISDN charges to the telco). Dual channel (2 B channel) bonding is not guaranteed; 128 Kbps is supported if both channels terminate on the same Network Access Server/APX. A minimum of 64 Kbps is guaranteed for transmission. We do not offer 56K dial backup as “dynamic failover” for dedicated ports commercially. However, if this issue arises, we will obtain approval for an ad hoc custom design. From a technical design standpoint, it doesn’t make sense for a 56K dialup circuit to dynamically backup a dedicated port such as T1, T3, or above. If the primary dedicated port were to go down, a 56K dial circuit could not support or sustain the throughput that the Agency would be accustomed to.

Figure 8.0-1. IPS High Availability Configuration (Dedicated Port w/ISDN Backup)

High Availability Configuration (T1 with ISDN Backup)

T1 with ISDN backup is a single T1 service with the addition of ISDN 2B+D BRI 128 K dial backup. The Agency’s CPE/SED has both a DS1 and an ISDN BRI interface. If the Dedicated Access SD1 fails at any layer (i.e., just the virtual circuit (layer 2), T1 signaling (layer 1), default route un-reachability (layer 3), the ISDN BRI interface on the CPE will sense “interesting” egress IP datagrams and will dial out and negotiate a PPP session with a Verizon Internet Dial Access Network (DAN) Network Access Server (NAS –Lucent APX8100).

The customer IP subnet is then advertised by a Dial Router (DR) to the Internet at large to establish the change in topology.

2              Verizon’s Web-Based Directory Services (WBDS) solution provides Networx Agencies with a web-based directory interface for access to national directory listings. WBDS features: a web-based user interface; area code searches; reverse number searches; reverse street searches; and robust reporting. Although freedom to roam is currently not supported, this capability can be developed to meet GSA requirements. WBDS also offers directory assistance that is cheaper than that offered with standard dial-up connections. WBDS replaces standard DA with a web-based interface, and expands present capabilities of DA service. Customers who now dial long distance (XXX) 555-1212 or local 411 will have a cheaper, more intuitive interface. WBDS is an excellent adjunct to Verizon’s traditional dial directory assistance. Our database, which is 99.5% accurate, is used by both web-based and dial applications. WBDS is also an ideal transitional service that migrates away from standard dial services to web-based environments. Availability of service from a data connection to Verizon on Frame Relay, ATM, or IP allows for the customer’s LAN- based users to bypass higher cost dial services and utilize the web-based capabilities of most intranets, as provided. In many offices, customers will be able to shut down 411 and (XXX) 555-1212 dial arrangements on their PBX service and allow only web-based connections to WBDS, which will result in significant cost savings.

2a            Verizon’s Web-Based Directory Services is the web interface provided.

2b            The No Area Code Necessary feature is Included in WBDS service.

2c            The Verizon Directory Assistance database is not derived from RBOCs/LECs phone book data; it comprises the true directory assistance data used by 411 operators. The key difference is that Verizon data contains non-listed telephone numbers, while the phone book does not. In addition, Verizon has over 156 million Directory Assistance listings, and receives between 850,000 to 1.5 million updates from all of Verizon data providers daily. In total, Verizon has over 22 feeds from companies across the country. A reverse number search will search the White Pages, Business Pages, and Government Pages of a phone book for a listing based on the phone number. The returned listing information may contain:

•    Name

•    Street Address

•    City

•    State

•    Zip

•    Phone number

2d            A reverse street search will search the White Pages, Business Pages, and Government Pages for a listing based on the street address. The returned listing information may contain:

•    Phone number

•    Name

•    City

•    State

•    Zip

•    Street Address

2e            Freedom to Roam is currently not available, but can be developed for Networx customers.

2f            With WBDS, Agencies can access user group-generated usage reports. The reporting platform shows the customer that the billed total closely matches the usage seen. The billing system only reports a line item total for the usage, not the detail needed for validation of the charge. Reporting has two components for WBDS:

•      E-mail reports of templates created at the time of order. Allows weekly and/or monthly reports to be generated and sent to the designated e-mail recipient indicated on the WBDS project initiation form filled out by the account team when ordering the service).

•      Online reporting done within the report request is entered by the customer contact. The account team creates identification and password information for the customer contact during provisioning, with information submitted on the WBDS Project Initiation Form. E-mail is sent to this contact person when an ID and password have been created for them.

Online reporting features data stream authentication screening to assure that one customer does not see another’s data. In addition to ID and password functions, we use the IP address assigned at the customer premises on the proxy server or LAN interface equipment to identify the identifier for the interaction. If the IP address is not stored in the acceptance table on the WBDS firewalls, the request for data is denied. The address follows conventional IP format (xxx.xxx.xxx.xxx). This address information is taken from the WBDS project initiation form. This IP addressing mechanism will apply for both frame relay and IP connected customers.

Training

Volume II, Section 3.11 of Networx Universal Contract

GCI shall offer sales training to the Verizon Government Markets sales organization to facilitate the selling of GCI High-speed Service both under the FTS2001 contract umbrella as well as Networx.

GCI shall offer training materials to Verizon and its customers in order to support Verizon’s ability to deliver training to Networx customers as defined by Section C.3.7 of the Networx RFPs.

Training Content

GCI will provide content for IPS training in accordance with the requirements of RFP Section C.3.7.2.

Training Development

Team Verizon’s solution for training development meets or exceeds all requirements found in RFP Section C.3.7.2.1.

Training Availability

Team Verizon’s solution for training availability meets or exceeds all requirements found in RFP C.3.7.2.2.

Training Maintenance

Team Verizon’s solution for training maintenance meets or exceeds all requirements found in RFP C.3.7.2.6.

Within 30 business days following any changes to Team Verizon’s Networx program that would result in any changes or modifications to the training program, all affected training material will be updated and made available to the Government. These modifications will be provided at no cost.

Partner Meetings/Sales Opportunities

FLAG DOES NOT MAP TO NETWORX PROPOSAL/CONTRACT.

GCI shall support meetings with Verizon Networx Partners.

GCI shall assign sales representatives to support the FTS2001 and Networx opportunities. GCI shall support Sales Opportunity Reviews to ensure collaborative planning.

4.0          Project Term

This agreement will run concurrent with Verizon’s Networx Universal and Enterprise contracts with the GSA.  Time period will be upon issuance of a Purchase Order thru 2011.

5.0          Deliverables

See Project Scope.

6.0          Contact Information

VerizonBusiness

Name

Title

Address

City, State  Zip

Phone number

Fax number

Email address

Supplier Name - GCI

Name - Laura Rykaczewski

Title - Senior Account Manager

Address

City, State  Zip

Phone number - 907 868 5351

Fax number - 907 868 6292

Email address - lrykaczewski@gci.com

7.0          Project Staffing

Not applicable.

8.0          Work Performance

•              Security – N/A

•              Hours & Overtime – Pre-approval of time/materials above what is identified in the Cost & Schedule section is required when they impact project costs

•              Travel & Expense Guidelines – N/A

9.0          Assumptions/Risks/Dependencies

Refer to Exhibit B prime contract “flow down provisions”

10.0        Verizon Responsibilities

See Project Scope

11.0        Cost and Schedule (TBD)

The value of this SOW is estimated to be approximately $X,XXX,XXX.00 for the term of the SOW.

Year 1 (2007) = $

Year 2 (2008) = $

Year 3 (2009) = $

Year 4 (2010) = $

Pricing Structure

Section B.2.4.1 of Networx Universal RFP

GCI shall provide competitive pricing to Verizon. GCI shall comply with the Pricing Structure outlined in Section B.2.4.1.3.1 of the Networx RFPs.

Internet Services

Internet Protocol Service (IPS)

The technical requirements for Internet Protocol Service (IPS) are provided in Section C.2.4.1.

IPS Price Structure

The price structure for domestic and non-domestic IPS shall comprise the following elements:

a.             Monthly Recurring Charge per port

b.             Feature Charges

Prices for any associated SEDs shall be listed in Section B.4.

IPS Access

The contractor shall allow a Government Agency to connect to the contractor’s IPS transport network using any of the following access methods:

a.              Independent access

b.              Dedicated access

c.              Embedded access

Independent Access

An agency may use access from a different contract to connect with the contractor’s IPS transport network.  No additional charges shall be allowed for interfacing with independent access.

Dedicated Access

Where dedicated access is used to connect the SDP to the contractor’s designated connecting Point-of-Presence (POP), dedicated access prices shall be listed in Section B.3.

Embedded Access

When services such as ISDN, DSL, or Cable High-Speed are offered as embedded access by the contractor, the service price shall be included in the contractor’s port price.  See Section J.2 for geographical scope of these service offerings.

IPS Basic Service Prices

IPS Domestic Port Prices

Table B.2.4.1.3.1-3 provides the format for IPS domestic, i.e., CONUS/OCONUS, port prices for Internet service. Table B.2.4.1.3.1-4 provides the applicable charging units for the IPS domestic port types for Internet service. Domestic dial-up access will connect to the contractor’s IPS network through the domestic dial-up port. The contractor shall price the domestic dial-up port based on a flat monthly recurring charge for unlimited usage.

Domestic dedicated access will connect to the contractor’s IPS network through a domestic dedicated access port. Agencies may also connect domestic independent access to any domestic port (except to embedded access ports). The contractor shall price domestic dedicated access ports based on a monthly recurring charge. The Country/Jurisdiction IDs are provided in RFP Section B.6.6.

Table B.2.4.1.3.1-3 IPS Domestic Port Prices - Internet

CLIN	Case Number*	Country/ Jurisdiction ID**	Price	Price Start Date	Price Stop Date	Price Replaced Date

* Case number applies to ICB CLINs only

** For Country/Jurisdiction ID codes, see RFP Section B.6.6.

Table 0-1  IPS Domestic Port Pricing Instructions - Internet

MRC Routine	MRC Critical	Description	Charging Unit

0744341	0744390	Dedicated DS0 – CONUS	Per port

0744342	0744391	Dedicated FT1 (2XDS0) – CONUS	Per port

0744343	0744392	Dedicated FT1 (3XDS0) – CONUS	Per port

0744344	0744393	Dedicated FT1 (4XDS0) – CONUS	Per port

0744345	0744394	Dedicated FT1 (5XDS0) – CONUS	Per port

0744346	0744395	Dedicated FT1 (6XDS0) – CONUS	Per port

0744347	0744396	Dedicated FT1 (7XDS0) – CONUS	Per Port

0744348	0744397	Dedicated FT1 (8XDS0) – CONUS	Per port

0744349	0744398	Dedicated T1 – CONUS	Per port

0744350	0744399	Dedicated FT3 (2XDS1) – CONUS	Per port

0744351	0744400	Dedicated FT3 (3XDS1) – CONUS	Per port

0744352	0744401	Dedicated FT3 (4XDS1) – CONUS	Per port

0744353	0744402	Dedicated FT3 (5XDS1) – CONUS	Per port

0744354	0744403	Dedicated FT3 (6XDS1) – CONUS	Per port

0744355	0744404	Dedicated FT3 (7XDS1) – CONUS	Per port

0744356	0744405	Dedicated FT3 (8XDS1) – CONUS	Per port

0744359	0744408	Dedicated T3 – CONUS	Per port

0744360	0744409	Dedicated OC3c (155 Mbps) – CONUS	Per port

0744361	0744410	Dedicated OC12c (622 Mbps) – CONUS	Per port

0744362	0744411	Dedicated OC48c (2.5 Gbps) – CONUS	Per port

0744363	0744412	Dedicated OC192c (10 Gbps) – CONUS	Per port

0744365	0744414	Dedicated DS0 – OCONUS	Per port

MRC Routine	MRC Critical	Description	Charging Unit

0744366	0744415	Dedicated FT1 (2XDS0) – OCONUS	Per port

0744367	0744416	Dedicated FT1 (3XDS0) – OCONUS	Per port

0744368	0744417	Dedicated FT1 (4XDS0) – OCONUS	Per port

0744369	0744418	Dedicated FT1 (5XDS0) – OCONUS	Per port

0744370	0744419	Dedicated FT1 (6XDS0) – OCONUS	Per port

0744371	0744420	Dedicated FT1 (7XDS0) – OCONUS	Per Port

0744372	0744421	Dedicated FT1 (8XDS0) – OCONUS	Per port

0744373	0744422	Dedicated T1 – OCONUS	Per port

0744374	0744423	Dedicated FT3 (2XDS1) – OCONUS	Per port

0744375	0744424	Dedicated FT3 (3XDS1) – OCONUS	Per port

0744376	0744425	Dedicated FT3 (4XDS1) – OCONUS	Per port

0744377	0744426	Dedicated FT3 (5XDS1) – OCONUS	Per port

0744378	0744427	Dedicated FT3 (6XDS1) – OCONUS	Per port

0744379	0744428	Dedicated FT3 (7XDS1) – OCONUS	Per port

0744380	0744429	Dedicated FT3 (8XDS1) – OCONUS	Per port

0744383	0744432	Dedicated T3 – OCONUS	Per port

0744384	0744433	Dedicated OC3c (155 Mbps) – OCONUS	Per port

0744385	0744434	Dedicated OC12c (622 Mbps) – OCONUS	Per port

0744386	0744435	Dedicated OC48c (2.5 Gbps) – OCONUS	Per port

0744387	0744436	Dedicated OC192c (10 Gbps) – OCONUS	Per port

0744001	0744170	Analog Dial-Up (up to 56/64 kbps)-CONUS	Per port

0744002	0744171	Embedded – Analog Dial-up (up to 56/64 kbps) - CONUS	Per port

0744003	0744172	Embedded – ISDN (at 64 kbps) – CONUS	Per port

0744004	0744173	Embedded – ISDN (at 128 kbps) - CONUS	Per port

0744005	0744174	Embedded – ADSL (at 1.536 Mbps/384 kbps -CONUS	Per port

0744006	0744175	Embedded – ADSL (at 3 Mbps/512 kbps) -CONUS	Per port

0744007	0744176	Embedded – ADSL (at 6 Mbps/768 kbps) - CONUS	Per port

0744008	0744177	Embedded – SDSL (at 1.536	Per port

MRC Routine	MRC Critical	Description	Charging Unit

		Mbps/1.536 Mbps) – CONUS

0744010 (Optional)	0744179 (Optional)	Embedded – Cable High-speed (at 256 kbps/256 kbps) -CONUS	Per port

0744011 (Optional)	0744180 (Optional)	Embedded-Cable High-speed (at 1.54 Mbps/384 kbps) - CONUS	Per port

0744012 (Optional)	0744181 (Optional)	Embedded – Cable High-speed (at 5 Mbps/512 kbps) – CONUS	Per port

0744013 (Optional)	0744182 (Optional)	Embedded-Cable High-speed (at 10 Mbps/768 kbps)-CONUS	Per port

0744014 (Optional)	0744183 (Optional)	Embedded – MWLANS (Wireless) –up to 54 Mbps-CONUS	Per port

0744015 (Optional)	0744184 (Optional)	Embedded – Broadband Wireless – up to 19.2 kbps – CONUS	Per port, ICB

0744016 (Optional)	0744185 (Optional)	Embedded – Broadband Wireless – up to 1.54 Mbps - CONUS	Per port, ICB

0744017 (Optional)	0744186 (Optional)	Embedded – Broadband Wireless – up to 43 Mbps - CONUS	Per port, ICB

0744018	0744187	Embedded – Satellite – up to 19.2 kbps	Per port

0744019	0744188	Embedded – Satellite – up to 1.54 Mbps - CONUS	Per port

0744020	0744189	Embedded – Satellite – up to 43 Mbps – CONUS	Per port

0744086	0744255	Analog Dial-up (up to 56/64 kbps) – OCONUS	Per port

0744087	0744256	Embedded – Analog Dial-up (up to 56/64 kbps) - OCONUS	Per port

0744088	0744257	Embedded-ISDN (at 64 kbps) - OCONUS	Per port

0744089	0744258	Embedded – ISDN (at 128 kbps) - OCONUS	Per port

0744090	0744259	Embedded – ADSL (at 1.536 Mbps/384 kbps) - OCONUS	Per port

0744091	0744260	Embedded – ADSL (at 3 Mbps/512 kbps) -OCONUS	Per port

0744092	0744261	Embedded – ADSL (at 6 Mbps/768 kbps) -OCONUS	Per port

0744093	0744262	Embedded – SDSL (at 1.536 Mbps/1.536 Mbps) -OCONUS	Per port

0744095 (Optional)	0744264 (Optional)	Embedded – Cable High-speed (at 256 kbps/256 kbps) - OCONUS	Per port

0744096 Optional)	0744265 (Optional)	Embedded – Cable High-speed (at 1.54 Mbps/384 kbps) - OCONUS	Per port

0744097 (Optional)	0744266 (Optional)	Embedded – Cable High-speed (at 5	Per port

MRC Routine	MRC Critical	Description	Charging Unit

		Mbps/512 kbps) - OCONUS

0744098 (Optional)	0744267 (Optional)	Embedded – Cable High-speed (at 10 Mbps/768 kbps) - OCONUS	Per port

0744099 (Optional)	0744268 (Optional)	Embedded – MWLANS (Wireless) – up to 54 Mbps - OCONUS	Per port

0744100 (Optional)	0744269 (Optional)	Embedded – Broadband Wireless – up to 19.2 kbps - OCONUS	Per port, ICB

0744101 (Optional)	0744270 (Optional)	Embedded – Broadband Wireless – up to 1.54 Mbps - OCONUS	Per port, ICB

0744102 (Optional)	0744271 (Optional)	Embedded – Broadband Wireless – up to 43 Mbps - OCONUS	Per port, ICB

0744103	0744272	Embedded – Satellite – up to 19.2 kbps - OCONUS	Per port

0744104	0744273	Embedded – Satellite – up to 1.54 Mbps - OCONUS	Per port

0744105	0744274	Embedded – Satellite – up to 43 Mbps - OCONUS	Per port

0744081	0744250	Ethernet - 1 Mbps-CONUS	Per port

0744082	0744251	Ethernet – 10 Mbps-CONUS	Per port

0744083	0744252	Ethernet – 100 Mbps-CONUS	Per port

0744084	0744253	Ethernet – 1 Gbps-CONUS	Per port

0744085 (Optional)	0744254 (Optional)	Ethernet – 10 Gbps-CONUS	Per port

0744165	0744334	Ethernet – 1 Mbps - OCONUS	Per port

0744166	0744335	Ethernet – 10 Mbps - OCONUS	Per port

0744167	0744336	Ethernet – 100 Mbps - OCONUS	Per port

0744168	0744337	Ethernet – 1 Gbps - OCONUS	Per port

0744169 (Optional)	0744338 (Optional)	Ethernet – 10 Gbps - OCONUS	Per port

IPS Features Prices

Table B.2.4.1.4-1 and Table B.2.4.1.4-2 provide the formats for the pricing information for IPS domestic features.  Table B.2.4.1.4-3 provides the pricing information and charging units for IPS domestic features.  The contractor shall price the IPS features for dedicated port backup as a separate transmission from VS analog dial-up and ISDN BRI access to IPS.  The Country/Jurisdiction IDs are provided in Section B.6.6.  The contractor is not required to propose a price for the Web-based directory service feature.  Finally, when the contractor does not use its own non-domestic IPS network, the contractor shall provide non-domestic feature charges as pass-through of actual costs with no markup.

Table 0-2  IPS Feature Prices

CLIN	Country/ Jurisdiction ID*	Price	Price Start Date	Price Stop Date	Price Replaced Date

*      For Country/Jurisdiction ID codes, see Section B.6.6

Table 0-3  IPS Web-Based
Directory Service Feature Prices (Optional)

CLIN	Band Low	Band High	Price	Price Start Date	Price Stop Date	Price Replaced Date

Table 0-4  IPS Feature Pricing Instructions

MRC	NRC	Usage	Description	Charging Unit	Notes
		0749001	Analog VS Dial-up backup– 56 kbps	Per 6 second increment
	0749005		Analog VS Dial-up backup– 56 kbps	Per line
0749002 (Optional)	0749006 (Optional)		ISDN BRI backup – Peak rate 64 kbps	Per line	Flat fee for unlimited usage
0749003 (Optional)	0749007 (Optional)		ISDN BRI backup – Peak rate 128 kbps	Per line	Flat fee for unlimited usage
		0749004 (Optional)	Web-based Directory Services	Per successful retrieval per month	Banding level based on number of returns

12.0        Bonding Requirements

Not applicable.

13.0        Invoicing Requirements

In order for you to receive payment, receipts must be completed and all ORIGINAL invoices must be submitted to Accounts Payable.  In the event an original invoice was sent to the Verizon end user, it will be the responsibility of the Verizon end user to ensure the original invoice is forwarded to Accounts Payable.

A valid invoice MUST contain the following:

Supplier Name	Remittance Address
Invoice Number	Purchase Order Number
Invoice Date	Dollar amount broken out by line item of the Purchase Order

The payment terms for such work will be Net 30 days from date of an authorized invoice.

Send ORIGINAL INVOICE to

Verizon Business
P.O. Box 770
Ashburn, VA 20146-0770

Please send a COPY of the INVOICE to

Verizon Business
Federal - AP
2485 Natomas Park Drive, Suite 450
Sacramento, CA 95831
Jenifer.Mojonnier@verizonbusiness.com

Failure to follow the above directions may result in delay of payment.

14.0        Applicable Documents

GCI ICDs

GCI ICD_P_II_SPIM_v2.8_06072007.doc

GCI SV_7 2_ICD_GCI_v4 0.doc

GCI ICD_GCI_ASR_v2.1_01182007.doc

GCI Pricing

See attached excel worksheet.

Verizon will provide any working documents that may be required to complete the work effort.  All content will be the exclusive property of Verizon.   “GCI” will secure prior approval from Verizon before any materials are shared publicly.  Because Verizon will have provided content and approve on all material, Verizon will have sole responsibility for accuracy of contents.

15.0        Vendor Outsourced Activity

No third party subcontractor shall be added to a Statement of Work by the Consultant without obtaining prior approval from Verizon’s Primary contact above.

16.0        SOW Change of Scope Procedure (if applicable)

Any change to this Statement of Work shall be provided in writing and accepted by both Parties before being accepted and included as a part of this SOW Agreement.

17.0        Acceptance Criteria

Acceptance shall be given when all of the deliverables have been received or completed, including receipt of all documents and data produced during this project.  Approval of invoice for work performed is acknowledgement of acceptance criteria.

The parties agree that this engagement letter/SOW describes certain Services to be performed by                                for Verizon.                                acknowledges and agrees that the Services described herein shall not commence until                          receives from Verizon a Purchase Order incorporating this engagement letter/SOW.  THERE IS NO BINDING OBLIGATION BETWEEN                        AND VERIZON WITH REGARD TO THE SPECIFIC PROJECT DESCRIBED IN THIS SOW UNTIL THE CORRESPONDING PURCHASE ORDER IS ISSUED.  FAILURE TO OBTAIN BOTH A VALID PURCHASE ORDER AND AN APPROVED ENGAGEMENT LETTER OR SOW WILL RESULT IN VERIZON HAVING NO LIABILITY OF ANY KIND FOR ANY PERFORMANCE OF SERVICES DESCRIBED HEREIN.

In WITNESS WHEREOF, the parties have entered into this Statement of Work as a part of an agreement.

Verizon Services Corporation		{INSERT VENDOR}

By:		By:
	{Signature}		{Signature}

	{Printed Name}		{Printed Name}

	{Title}		{Title}

	{Date}		{Date}

EXHIBIT B

PERFORMANCE AND MAINTENANCE

1.             PERFORMANCE MONITORING AND REPORTING

1.1           Provider shall be responsible for performing surveillance on Provider’s Network.  However, Verizon Business may also perform surveillance on Provider’s Network.

1.2           Verizon Business, at its expense, may provide surveillance equipment to the terminating equipment network side of the DSX-1 cross connect frame connected to Provider’s transmission equipment situated in Verizon Business’ locations, which will provide the Verizon Business Global Event Network Management Center (“Verizon Business’ GENMC”) with the ability to perform surveillance of the Special Access Services.

1.3           Alarms related to the Special Access Services shall be reported immediately to Provider by Verizon Business’ GENMC, and alarms related to the Special Access Services that are detected by the Provider shall be reported immediately to Verizon Business by Provider.

2.             MAINTENANCE

2.1           Provider, at its sole cost and expense, shall be responsible for maintaining, repairing and testing the Special Access Services and Provider’s Network, including any Provider-owned equipment in End User and Verizon Business locations.

2.2           Provider shall perform all maintenance and repair functions as necessary on a twenty-four (24) hours per day, seven (7) day per week basis.

2.3           Specifications.  Maintenance of the Special Access Services and/or Provider’s Network shall be performed to meet the manufacturer’s specifications and those provided for in this Agreement.  Verizon Business shall have the right to review Provider’s maintenance procedures and maintenance records.

2.4           Coordination.  Any maintenance or repair function to be performed by Provider that will or could affect the Special Access Services, or may result in an Interruption to the Special Access Services, shall be coordinated and scheduled through Verizon Business’ GENMC pursuant to Section 2.5 of this Exhibit A (“Scheduled Maintenance”).

2.5           Scheduled Maintenance.

2.5.1        All Scheduled Maintenance (as defined above in Section 2.4 of this Exhibit A) shall normally be performed during the “Maintenance Window” of 12:00 A.M. and 6:00 A.M. local time according to the location in which the work is being performed, and shall be mutually agreed to by Verizon Business and Provider.  Provider shall request permission from Verizon Business’ GENMC at least ten (10) days before commencing any such Scheduled Maintenance work.

2.5.1.1     For DS-3 and above maintenance, Provider shall contact Verizon Business’ GENMC at 800-444-0902 or 919-377-5123 and complete the Scheduled Maintenance Request Form attached as Appendix 1 to this Exhibit A.

2.5.1.2     For DS-1 and below maintenance, Provider shall contact Verizon

Business’ local terminal or junction for coordination.  Verizon Business local terminal/junction contacts may be obtained by calling the Verizon Business’ GENMC at 800-444-0902 or 919-377-5123.

2.5.2        Verizon Business shall have the right to have its personnel present during any Scheduled Maintenance.

2.5.3        Provider’s maintenance personnel shall notify Verizon Business before beginning any Scheduled Maintenance and must receive Verizon Business’ authorization to proceed.  Provider’s personnel shall notify Verizon Business on completion of Scheduled Maintenance and must receive verification from Verizon Business that the Special Access Services are fully operational.

2.5.4        Periodically throughout the year, Verizon Business may severely limit network change activity to protect Verizon Business’ Customers from experiencing maintenance related Interruptions.  These periods of limited activity are referred to as “Customer Sensitivity Periods (CSP)”.  The most significant CSP typically runs from mid-November to mid-January to protect Customer’s service during the holiday season.  For specific dates and detailed guidelines, contact Verizon Business’ GENMC at 800-444-0902 or 919-377-5123.

2.6           Access to Equipment and Facilities.

2.6.1        In accordance with procedures which Verizon Business, in its sole discretion, deems appropriate, including, but not limited to, the provisions of this Section 2.6, Verizon Business shall permit Provider to access its equipment in Verizon Business locations for the purpose of maintaining and repairing the Special Access Services and Provider’s Network.

2.6.2        Provider shall comply with the rules, regulations and restrictions that apply to the Verizon Business premises or facilities where Provider has installed its equipment.  Such rules, regulations and restrictions may include, without limitation, the following:

2.6.2.1     Visitors may be denied admission unless they present satisfactory identification or are identified on an authorized personnel list, or both.

2.6.2.2     Visitors may be required to be accompanied by authorized personnel or be subject to other access restrictions.

2.7           Response and Repair Times.  In the event of an Interruption in Special Access Services, Provider shall eliminate the Interruption to the affected Special Access Services within the following time frames:

2.7.1        Electronic Restoration.  In the event of an Interruption that is due to an electronics failure, Provider shall eliminate such Interruption within two (2) hours of becoming aware of such failure, whether by notification from Verizon Business’ GENMC, or otherwise.

2.7.2        Cable Restoration.  In the event of an Interruption that is due to a cable failure, Provider shall begin cable restoration within two (2) hours after the faulty cable is identified.  Provider shall reroute all affected Verizon Business traffic to an alternate route within one (1) hour after location of such failure has been determined.  The cable shall be restored and the Interruption shall be eliminated no later than eight (8) hours after failure.

2.7.3        Emergency Reconfiguration.  If Provider’s Network has the capability to provide route reconfiguration to maintain Special Access Services, Provider shall provide reconfiguration if other means of restoration will not restore the Special Access Services within the time frames provided in

Sections 2.7.1 and 2.7.2 above.  Reconfiguration shall begin within one (1) hour after the need to re-configure has been determined.

2.7.4        Reporting Requirements.  Provider shall provide reports to Verizon Business that demonstrate compliance with the response and repair standards described above for electronic and cable restorations.

2.7.4.1     For electronic restorations, reports shall detail, at a minimum, specific Interruption, date/time Interruption occurred, time Provider was notified, and time when restoration was completed.  Using two (2) hours as the target time frame for restoring electronics failures, Provider shall also include a graph showing the percentage of Interruptions not conforming to the two (2) hour restoration target.

2.7.4.2     For cable restorations, reports shall detail, at a minimum, specific Interruption, date/time faulty cable was identified, start/stop date/time of alternate route restoration efforts, and a date/time when restoration was completed. Using target time frames of (a) two (2) hours for beginning restoration following identification of faulty cable, and (b) eight (8) hours for completing cable restoration, Provider shall also include a graph showing the percentage of Interruptions not conforming to the target time frames.

2.7.5        Interruption Credits.  Provider’s compliance with the above response and repair items shall not in any way limit or impair any right Verizon Business may have to receive a credit for such Interruption in accordance with the terms of the Addendum for the affected Special Access Services.

2.8           Trouble Reporting.  Provider shall maintain a twenty-four (24) hour a day, seven (7) day a week point-of-contact for Verizon Business to report Special Access Services troubles.  Provider shall furnish Verizon Business with periodically updated lists for Provider’s network management. In the event of an Interruption, Provider shall notify Verizon Business’ GENMC at 800-444-0902 or 919-377-5123 within fifteen (15) minutes of the occurrence of the Interruption and thereafter shall provide status updates to the local Verizon Business terminal/POP every 1.5 hours until the Interruption is eliminated.

2.8.1        Each Party shall furnish the other with a list of its personnel authorized to issue trouble reports under this Agreement.  Each Party shall accept trouble reports without delay from these personnel whenever, after the performance of appropriate tests, trouble is located in the facilities or the Special Access Services and shall cause further testing and isolation to be done to determine whether the trouble is located in Provider’s facilities, switching vehicle, equipment or another source.  If such testing is ineffective, each Party shall work with the other to assist in identifying the location of the trouble.  Such cooperative testing shall normally be limited to continuity testing and quality testing under a Party’s existing practices.  If the trouble is sectionalized to a Party’s facilities, switching vehicle or equipment, such Party shall take all necessary steps to clear the trouble and restore the Special Access Services.

2.8.2        When either Party reports troubles, specific trouble tracking information shall be exchanged with the other Party.  To facilitate the exchange of information, each Party shall maintain a trouble log of all trouble reports.  The trouble log shall include the following information:

2.8.2.1     serialization of each trouble report;

2.8.2.2     the nature of the reported trouble;

2.8.2.3     date and time of the trouble report;

2.8.2.4     name and telephone number of the person reporting trouble;

2.8.2.5     name and telephone number of the person receiving the trouble report;

2.8.2.6     diagnosis of trouble;

2.8.2.7     date and time of trouble clearance;

2.8.2.8     name and telephone number of the person reporting trouble clearance; and

2.8.2.9     name and telephone number of the person receiving trouble clearance.

2.8.3        Whenever a Party designates a recurring trouble to be chronic in nature, each Party shall immediately perform an investigation of the recent trouble history and report the findings to the other.

2.8.4        Reporting Requirements.  Provider shall maintain trouble log information in a database which will allow for reporting of troubles by priority, trouble code, clearance code, average duration, percentage of troubles exceeding the mean time to repair (MTTR) goals, etc.  For those recurring troubles designated as chronic in nature, Provider shall, on a monthly basis, provide reports that detail (a) specific circuits designated as chronic, the number of times the circuit has been reported in the past, and (b) chronic circuits closed each month and the final clearance code.

EXHIBIT C

NETWORX

PRIME CONTRACT “FLOW-DOWN” PROVISIONS

FOR

SUBCONTRACTOR

The Subcontract incorporates the following “flow-down” Prime Contract Clauses.  References to Contractor shall mean Subcontractor, references to Subcontractor shall mean sub-subcontractor, and references to GSA and/or the Government shall mean Verizon except where the clause(s) require that a reference to the government retain its initial definition as defined by the clause(s).  In the event of any conflict or inconsistency between and of the provisions of (a) this Agreement or any other exhibit, attachment or other document incorporated by reference or attached to this Agreement, and (b) any of these “flow-down” terms, conditions or provisions from the Prime Contract set forth below, then the provisions set forth below shall control.

Clause No.	FAR Clause No.	Title and Date
E.1.1	52.246-2	Inspection of Supplies – Fixed Price (AUG 1996)

E.1.2	52.246-4	Inspection of Services – Fixed Price (AUG 1996)

E.1.3	52.246-16	Responsibility for Supplies (APR 1984)

F.1.1	52-242-15	Stop Work Order (AUG 1989)

F.1.2	52-242-17	Government Delay of Work (APR 1984)

F.1.3	52-247-35	F.O.B. Destination with Consignees Premises (APR 1984)

I.1.1	52.202-1	Definitions (DEC 2001)

I.1.2	52.203-3	Gratuities (APR 1984)

I.1.3	52.203-5	Covenant Against Contingent Fees (APR 1984)

I.1.4	52.203-6	Restrictions on Subcontractor Sales to the Government (JUL 1995)

I.1.5	52.203-7	Anti-Kickback Procedures (JUL 1995)

I.1.6	52.203-8	Cancellation, Rescission, and Recovery of Funds for Illegal or Improper Activity (JAN 1997)

I.1.7	52.203-10	Price or Fee Adjustment for Illegal or Improper Activity (JAN 1997)

I.1.8	52.203-12	Limitation on Payments to Influence Certain Federal Transactions (JUN2003)

I.1.9	52.204-2	Security Requirements (AUG 1996)

I.1.10	52.204-4	Printing/Copying Double-Sided on Recycled Paper (AUG 2000)

I.1.13	52-207-5	Option to Purchase Equipment (FEB 1995)

I.1.14	52.209-6	Protecting the Government’s Interest when Subcontracting with Contractors Debarred, Suspended, or Proposed for Debarment (JUL 1995)

I.1.15	52-211-5	Material Requirements (AUG 2000)

I.1.16	52.215-2	Audit and Records - Negotiation (JUN 1999)

I.1.17	52.215-8	Order of Precedence - Uniform Contract Format (OCT 1997)

I.1 .18	52.215-10	Price Reduction for Defective Cost or Pricing Data (OCT 1997)

I.1.19	52.215-11	Price Reduction for Defective Cost or Pricing Data - Modifications (OCT 1997)

I.1.20	52.215-12	Subcontractor Cost or Pricing Data (OCT 1997)

I.1.21	52.215-13	Subcontractor Cost or Pricing Data - Modifications (OCT 1997)

I.1.22	52.215-14	Integrity of Unit Prices (OCT 1997)

I.1.23	52.215-17	Waiver of Facilities Capital Cost of Money (OCT 1997)

I.1.24	52.219-8	Utilization of Small, Small Disadvantaged, and Women-Owned Small Business Concerns (OCT 2000)

I.1.25	52.219-9	Small, Small Disadvantaged and Women-Owned Small Businesses Subcontracting Plan Alternate II (JAN 2002)

I.1.27	52.222-1	Notice to the Government of Labor Disputes (FEB 1997)

I.1.28	52.222-3	Convict Labor (JUN 2003)

I.1.29	52.222-21	Prohibition of Segregated Facilities (FEB 1999)

I.1.30	52.222-26	Equal Opportunity (APR 2002)

I.1.31	52.222-29	Notification of Visa Denial (JUN 2003)

I.1.32	52.222-35	Affirmative Action for Disabled Veterans and Veterans of the Vietnam Era (DEC 2001)

I.1.33	52.222-36	Affirmative Action for Workers with Disabilities (JUN 1998)

I.1.34	52.222-37	Employment Reports on Special Disabled Veterans and Veterans of the Vietnam Era (DEC 2001)

I.1.35	52.223-5	Pollution, Prevention and Right-to-Know Information Alternate I and II (AUG 2003)

I.1.36	52.223-6	Drug-Free Workplace (MAY 2001)

I.1.37	52.223-14	Toxic Chemical Release Reporting (JUN 2003)

I.1.38	52.224-1	Privacy Act Notification (APR 1984)

I.1.39	52.224-2	Privacy Act (APR 1984)

I.1.40	52.225-1	Buy American Act — Supplies (JAN 2004)

I.1.41	52.225-11	Buy American Act-construction Materials under Trade Agreements (JUN 2003)

I.1.42	52.225-13	Restrictions on Certain Foreign Purchases (OCT 2003)

I.1.43	52.225-14	Inconsistency Between English Version and Translation of Contract (FEB 2000)

I.1.44	52.227-1	Authorization and Consent (JUL 1995)

I.1.45	52.227-2	Notice and Assistance Regarding Patent and Copyright Infringement (AUG 1996)

I.1.46	52.227-3	Patent Indemnity (APR 1984)

I.1.47	52.227.10	Filing of Patent Applications — Classified Subject Matter (APR 1984)

I.1.48	52.227-14	Rights in Data - General (JUN 1987) Alternates II, Ill, and V
Alternate II: Add paragraph (g)(2), Limited Rights Notice and subparagraph (a), additional purposes:

Use (except for manufacture) by support service Contractors on the FTS Program, including but not limited to nongovernment evaluators, management, and operations support Contractors. (e.g. Networx Universal and Networx Enterprise). This excludes other FTS comprehensive- and non-comprehensive service Contractors

I.1.49	52.227-16	Additional Data Requirements (JUN1987)

I.1.50	52.227-19	Commercial Computer Software— Restricted Rights (JUN 1987)

I.1.51	52.227-22	Reserved

I.1.52	52.228-5	Insurance -Work on a Government Installation (JAN 1997)

I.1.53	52.229-4	Federal, State, and Local Taxes (APR 2003)

I.1.54	RESERVED	RESERVED

I.1.55	52.229-6	Taxes - Foreign Fixed-Price Contracts (JUN 2003)

I.1.56	52.230-2	Cost Accounting Standards (APR 1998)

I.1.57	52.230-3	Disclosure and Consistency of Cost Accounting Practices (APR 1998)

I.1.58	52.232-1	Payments (APR 1984)

I.1.59	52.232-8	Discounts for Prompt Payment (FEB 2002)

I.1.60	52.232-9	Limitation of Withholding of Payments (APR 1984)

I.1.61	52.232-11	Extras (APR 1984)

I.1.62	52.232-17	Interest (JUN 1996)

I.1.63	52.232-23	Assignment of Claims (JAN 1986)

I.1.64	52.232-25	Prompt Payment (OCT 2003)

I.1.66	52.233-1	Disputes (JUL 2002), Alternate I

I.1.67	52.233-3	Protest After Award (AUG 1996)

I.1.68	52.237-2	Protection of Government Buildings, Equipment, and Vegetation (APR 1984)

I.1.69	52.239-1	Privacy or Security Safeguards (AUG 1996)

I.1.70	RESERVED	RESERVED

I.1.71	52.242-13	Bankruptcy (JUL 1995)

I.1.72	52.243-1	Changes - Fixed Price (Alternate II) (AUG 1987)

I.1.74	52.244-6	Subcontracts for Commercial Items and Commercial Components (APR 2003)

I.1.75	52.245-2	Government Property (Fixed-Price Contracts) (JUN 2004)

I.1.76	52.246-17	Warranty of Supplies of a Noncomplex Nature (JUN 2003)

I.1.77	52.246-20	Warranty of Services (MAY 2001)

I.1.78	52.246-23	Limitation of Liability (FEB 1997)

I.1.79	52.246-25	Limitation of Liability - Services (FEB 1997)

I.1.80	52.247-63	Preference for U.S. - Flag Air Carriers (JUN 2003)

I.1.81	52.247-64	Preference for Privately Owned U.S. Flag Air Carriers (APR 2003)

I.1.82	52.249-2	Termination for Convenience of the Government (Fixed-Price) (MAY 2004)

I.1.83	52.249-4	Termination for Convenience of the Government (Services) (Short Form) (APR 1984)

I.1.84	52.249-8	Default (Fixed-Price Supply and Services) (APR 1984)

I.1.85	52.251-1	Government Supply Sources (APR 1984)

I.1.86	52.253-1	Computer Generated Forms (JAN 1991)

I.1.9	52.204-2	Security Requirements (AUG 1996)

I.2	52.215-19	Notification of Ownership Changes (Oct 1997)

I.3	52.215-21	Requirements for Cost or Pricing Data or Formation Other
Than Cost or Pricing Data – Modifications (Oct 1997)

I.4	52.216-18	Ordering (Oct 1995)

I.5	52.216-19	Order Limitations (Oct 1995)

I.6	52.216-22	Indefinite Quantity (Oct 1995)

I.7	52.217-9	Option to Extend the Term of the Contract (Mar 2000)

I.8	552.203-71	Restriction on Advertising (Sep 1999)

I.9	552.215-70	Examination of Records by GSA (Feb 1996) (Deviation)

I.10	552.232-73	Availability of Funds (Sep 1999)

APPENDIX 1 TO EXHIBIT C

SCHEDULED MAINTENANCE REQUEST FORM

* PLEASE FILL OUT ALL INFORMATION AND E-MAIL TO OCC-
GENMC@VERIZONBUSINESS.COM

  PLEASE DO NOT SEND ANY ATTACHMENTS GENMC PHONE: (919)377-5123

OCC REQUEST RELEASE FORM

Date Requested (mm/dd/yyyy):

Company Name:

Requester’s Name:

Requester’s Contact Number:

Requester’s Fax Number:

Maintenance Contact Name:

Maintenance Contact Number:

Maintenance Date:

Start Time, including time zone:

Stop time, including time zone (hh:mm: XXX)

Duration (hh:mm) :

Number of outages:

Times and type:

Location (City, State):

Locations Affected (City, State, and Verizon Business site):

Verizon Business/ CIRCUIT IDs:

CBT Circuit ID:

Description of Work:

Electronic Switching to spare (Y or N)?

Has maintenance request been previously denied (Y or N)?

GENMC notified via phone call (Y or N):

GENMC contact notified:

Email address:

Project Number:

EXHIBIT D

FAR PROVISIONS

1.             Mandatory FAR Flowdowns for Networx Universal.  This First Amendment incorporates the following Federal FAR clauses by reference, with the same force and effect as if they were given in full text.  “Contractor” will mean “Subcontractor” and “Government” and “Contracting Officer” will mean “Verizon Business”,  “Verizon Business Contracts Manager,” and “Verizon Business Procurement Representative,” or his/her representative—except where the clause(s) require that “Government” or “Contracting Officer” or “CO” retain its initial definition as defined by the Prime Contract clause(s).

Clause No.	FAR/GSAM	Title and Date

F.1.1	52.242-15	Stop Work Order (AUG 1989)

F.1.2	52.242-17	Government Delay of Work (APR 1984)

F.1.3	52.247-35	F.O.B. Destination with Consignees Premises (APR 1984)

I.1.1	52.202-1	Definitions (DEC 2001)

I.1.4	52.203-6	Restrictions on Subcontractor Sales to the Government (JUL 1995)

I.1.5	52.203-7	Anti-Kickback Procedures (JUL 1995) Except subparagraph (c)(1)

I.1.8	52.203-12	Limitation on Payments to Influence Certain Federal Transactions (JUN 2003)

I.1.9	52.204-2	Security Requirements (AUG 1996)

I.1.14	52.209-6

Protecting the Government’s Interest when Subcontracting with Contractors Debarred, Suspended, or Proposed for Debarment (SEP 2006) Subcontractor certifies, in accordance with this clause, that it is not currently debarred, suspended, or proposed for debarment by any federal government agency.

I.1.21	52.215-13

Subcontractor Cost or Pricing Data - Modifications (OCT 1997)
Subcontractor is a Commercial Item provider. In accordance with FAR 52.215-13(b) and 15.403-1, Subcontractor is exempt from the requirement to submit cost or pricing data.

I.1.24	52.219-8	Utilization of Small, Small Disadvantaged, and Women-Owned Small Business Concerns (OCT 2000)

I.1.29	52.222-21	Prohibition of Segregated Facilities (FEB 1999)

I.1.30	52.222-26	Equal Opportunity (APR 2002)

I.1.32	52.222-35	Affirmative Action for Disabled Veterans and Veterans of the Vietnam Era (DEC 2001)

I.1.33	52.222-36	Affirmative Action for Workers with Disabilities (JUN 1998)

I.1.42	52.225-13	Restrictions on Certain Foreign Purchases (OCT 2003)

I.1.44	52.227-1	Authorization and Consent (JUL 1995)

I.1.45	52.227-2	Notice and Assistance Regarding Patent and Copyright Infringement (AUG 1996)

I.1.47	52.227.10	Filing of Patent Applications — Classified Subject Matter (APR 1984)

I.1.48	52.227-14	Rights in Data - General (JUN 1987) Alternates II, III, and V

Alternate II: Add paragraph (g)(2), Limited Rights Notice and subparagraph (a), additional purposes:

Use (except for manufacture) by support service Contractors on the FTS Program, including but not limited to non-government evaluators, management, and operations support Contractors (e.g., Networx Universal and Networx Enterprise). This excludes other FTS comprehensive- and non-comprehensive service Contractors

I.1.52	52.228-5	Insurance - Work on a Government Installation (JAN 1997)

I.1.74	52.244-6	Subcontracts for Commercial Items and Commercial Components (APR 2003)

I.1.81	52.247-64	Preference for Privately Owned U.S. Flag Commercial Vessels (FEB 2006)

I.1.82	52.249-2	Termination for Convenience of the Government (Fixed-Price) (MAY 2004)

I.1.83	52.249-4	Termination for Convenience of the Government (Services) (Short Form) (APR 1984)

I.1.84	52.249-8	Default (Fixed-Price Supply and Services) (APR 1984) For the purpose of this Subcontract, subparagraph (a)(2) shall read “7 days” instead of “10 days.”

I.3	52.215-21

Requirements for Cost or Pricing Data or Formation Other Than Cost or Pricing Data – Modifications (OCT 1997) Subcontractor is a Commercial Item provider. In accordance with FAR 52.215-21(a), Subcontractor shall provide “Other Than Cost or Pricing Data.”

I.7 .	52.217-9

Option to Extend the Term of the Contract (MAR 2000)
For the purpose of this Subcontract, Verizon Business shall not be required to provide Subcontractor with any preliminary written notice of intent to extend

I.9	552.215-70	Examination of Records by GSA (FEB 1996)

I.10	552.232-73	Availability of Funds (SEP 1999)

Updates to FAR Clauses can be viewed online at www.arnet.gov/far

EXHIBIT E

TECHNICAL SPECIFICATIONS

1.             INTERCONNECTION SPECIFICATIONS

Any and all Special Access Services furnished by Provider shall meet Digital Cross-Connect Specifications in accordance with industry standards.

1.1           Circuits designed as DS-1 shall be available with either AMI or B8ZS signaling format.  Extended Superframe Framing (ESF) format shall be available as an option.

1.2           Circuits designed as DS-3 may be used with clear channel capability.

1.3           All equipment shall be fully protected in a 1: N arrangement.

1.4           Provider shall furnish alternate/diverse paths into the Verizon Business location, i.e., no single point of failure.

1.5           All Provider equipment must be SONET compatible.

1.6           Mean time to Restore Electronics and Network Circuit Path: Two (2) hours

Exhibit F

PRICING

* Confidential Portion has been omitted pursuant to a request for confidential treatment by the Company to, and the material has been separately filed with, the SEC.  Each omitted Confidential Portion is marked by three Asterisks.

06.21.2007

GCI   Verizon  Networx  Frame Relay Pricing

City		Frame Relay switch	Speed	Rountinue Ports MRC		Critical Ports MRC		Networx Duplex PVC		Networx Simplex PVC

***	Terrestrial	***
***	Satellite	***	4
***	Satellite	***	8
***	Terrestrial	***	16
***	Satellite	***	32
***	Terrestrial	***	48
***	Terrestrial	***	64	$	***	$	***	$	***	$	***
***	Satellite	***	128	$	***	$	***	$	***	$	***
***	Satellite	***	192	$	***	$	***	$	***	$	***
***	Satellite	***	256	$	***	$	***	$	***	$	***
***	Terrestrial	***	320	$	***	$	***	$	***	$	***
***	Terrestrial	***	384	$	***	$	***	$	***	$	***
***	Terrestrial	***	448	$	***	$	***	$	***	$	***
***	Terrestrial	***	512	$	***	$	***	$	***	$	***
***	Terrestrial	***	576	$	***	$	***	$	***	$	***
***	Satellite	***	640	$	***	$	***	$	***	$	***
***	Terrestrial	***	704	$	***	$	***	$	***	$	***
***	Terrestrial	***	768	$	***	$	***	$	***	$	***
***	Terrestrial	***	832	$	***	$	***	$	***	$	***
***	Terrestrial	***	896	$	***	$	***	$	***	$	***
***	Satellite	***	960	$	***	$	***	$	***	$	***
***	Terrestrial	***	1024	$	***	$	***	$	***	$	***
***	Satellite	***	1088	$	***	$	***	$	***	$	***
***	Satellite	***	1152	$	***	$	***	$	***	$	***
***	Satellite	***	1216	$	***	$	***	$	***	$	***
***	Satellite	***	1280	$	***	$	***	$	***	$	***
***	Terrestrial	***	1344	$	***	$	***	$	***	$	***
***	Terrestrial	***	1408	$	***	$	***	$	***	$	***
***	Terrestrial	***	1472	$	***	$	***	$	***	$	***
***	Terrestrial	***	1536	$	***	$	***	$	***	$	***
***	Terrestrial	***	3 Mb	$	***	$	***	$	***	$	***
***	Satellite	***	4.5 Mb	$	***	$	***	$	***	$	***
***	Satellite	***	6 Mb	$	***	$	***	$	***	$	***

***	Terrestrial	***	7.5 Mb	$	***	$	***	$	***	$	***
***	Terrestrial	***	9 Mb	$	***	$	***	$	***	$	***
***	Terrestrial	***	10.5 Mb	$	***	$	***	$	***	$	***
***	Satellite	***	12 Mb	$	***	$	***	$	***	$	***
***	Satellite	***	45 Mb	$	***	$	***

Note:
*** does ***.
*** is *** on *** at the *** the *** is ***.

06.21.2007

GCI Verizon Networx Private Line Pricing

FROM	TO	MODE 1	MODE 2	MIDPOINT	Base Rate	T-1	1024	768	512	384	256	192	128	64	56	9.6
Anchorage	Barrow	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Anchorage	Bethel	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Anchorage	Delta Jct.	Terrestrial			***	***	***	***	***	***	***	***	***	***	***	***
Anchorage	Dillingham	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Anchorage	Dutch Harbor	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Anchorage	Eagle River	Terrestrial			***	***	***	***	***	***	***	***	***	***	***	***
Anchorage	Fairbanks	Terrestrial			***	***	***	***	***	***	***	***	***	***	***	***
Anchorage	Glennallen	Terrestrial			***	***	***	***	***	***	***	***	***	***	***	***
Anchorage	Homer	Terrestrial	Terrestrial	Kenai	***	***	***	***	***	***	***	***	***	***	***	***
Anchorage	Juneau	Terrestrial			***	***	***	***	***	***	***	***	***	***	***	***
Anchorage	Kenai	Terrestrial			***	***	***	***	***	***	***	***	***	***	***	***
Anchorage	Ketchikan	Terrestrial	Terrestrial	Juneau	***	***	***	***	***	***	***	***	***	***	***	***
Anchorage	King Salmon	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Anchorage	Kodiak	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Anchorage	Kotzebue	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Anchorage	Nome	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Anchorage	Palmer	Terrestrial	Terrestrial	Eagle River	***	***	***	***	***	***	***	***	***	***	***	***
Anchorage	Prudhoe Bay	Terrestrial			***	***	***	***	***	***	***	***	***	***	***	***
Anchorage	Seattle	Terrestrial			***	***	***	***	***	***	***	***	***	***	***	***
Anchorage	Seward	Terrestrial			***	***	***	***	***	***	***	***	***	***	***	***
Anchorage	Sitka	Terrestrial	Terrestrial	Juneau	***	***	***	***	***	***	***	***	***	***	***	***
Anchorage	Valdez	Terrestrial			***	***	***	***	***	***	***	***	***	***	***	***
Anchorage	DAMA Villages	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Anchorage	Wasilla	Terrestrial			***	***	***	***	***	***	***	***	***	***	***	***
Anchorage	Whittier	Terrestrial			***	***	***	***	***	***	***	***	***	***	***	***
Barrow	Bethel	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Barrow	Cordova	Satellite			***	***	***	***	***	***	***	***	***	***	***	***

Barrow	Dillingham	Satellite	***	***	***	***	***	***	***	***	***	***	***	***
Barrow	Dutch Harbor	Satellite	***	***	***	***	***	***	***	***	***	***	***	***
Barrow	Eagle River	Satellite	***	***	***	***	***	***	***	***	***	***	***	***
Barrow	Fairbanks	Satellite	***	***	***	***	***	***	***	***	***	***	***	***
Barrow	Juneau	Satellite	***	***	***	***	***	***	***	***	***	***	***	***
Barrow	King Salmon	Satellite	***	***	***	***	***	***	***	***	***	***	***	***
Barrow	Kotzebue	Satellite	***	***	***	***	***	***	***	***	***	***	***	***
Barrow	Nome	Satellite	***	***	***	***	***	***	***	***	***	***	***	***
Barrow	Prudhoe Bay	Satellite	***	***	***	***	***	***	***	***	***	***	***	***
Barrow	Seattle	Satellite	***	***	***	***	***	***	***	***	***	***	***	***
Barrow	DAMA Villages	Satellite	***	***	***	***	***	***	***	***	***	***	***	***
Bethel	Barrow	Satellite	***	***	***	***	***	***	***	***	***	***	***	***
Bethel	Cordova	Satellite	***	***	***	***	***	***	***	***	***	***	***	***
Bethel	Dillingham	Satellite	***	***	***	***	***	***	***	***	***	***	***	***
Bethel	Dutch Harbor	Satellite	***	***	***	***	***	***	***	***	***	***	***	***
Bethel	Eagle River	Satellite	***	***	***	***	***	***	***	***	***	***	***	***
Bethel	Fairbanks	Satellite	***	***	***	***	***	***	***	***	***	***	***	***
Bethel	Juneau	Satellite	***	***	***	***	***	***	***	***	***	***	***	***
Bethel	King Salmon	Satellite	***	***	***	***	***	***	***	***	***	***	***	***
Bethel	Kodiak	Satellite	***	***	***	***	***	***	***	***	***	***	***	***
Bethel	Kotzebue	Satellite	***	***	***	***	***	***	***	***	***	***	***	***
Bethel	Nome	Satellite	***	***	***	***	***	***	***	***	***	***	***	***
Bethel	Prudhoe Bay	Satellite	***	***	***	***	***	***	***	***	***	***	***	***
Bethel	Seattle	Satellite	***	***	***	***	***	***	***	***	***	***	***	***
Bethel	DAMA Villages	Satellite	***	***	***	***	***	***	***	***	***	***	***	***
Coldfoot	Prudhoe Bay	Terrestrial	***	***	***	***	***	***	***	***	***	***	***	***
Cordova	Barrow	Satellite	***	***	***	***	***	***	***	***	***	***	***	***
Cordova	Bethel	Satellite	***	***	***	***	***	***	***	***	***	***	***	***
Cordova	Dutch Harbor	Satellite	***	***	***	***	***	***	***	***	***	***	***	***
Cordova	Eagle River	Satellite	***	***	***	***	***	***	***	***	***	***	***	***
Cordova	Fairbanks	Satellite	***	***	***	***	***	***	***	***	***	***	***	***

Cordova	Juneau	Satellite		***	***	***	***	***	***	***	***	***	***	***	***
Cordova	Seattle	Satellite		***	***	***	***	***	***	***	***	***	***	***	***
Cordova	Seward	Satellite		***	***	***	***	***	***	***	***	***	***	***	***
Cordova	Sitka	Satellite		***	***	***	***	***	***	***	***	***	***	***	***
Cordova	Skagway	Satellite		***	***	***	***	***	***	***	***	***	***	***	***
Cordova	Talkeetna	Satellite		***	***	***	***	***	***	***	***	***	***	***	***
Cordova	Valdez	Satellite		***	***	***	***	***	***	***	***	***	***	***	***
Cordova	DAMA Villages	Satellite		***	***	***	***	***	***	***	***	***	***	***	***
Delta Jct	Fairbanks	Terrestrial		***	***	***	***	***	***	***	***	***	***	***	***
Delta Jct	Glennallen	Terrestrial		***	***	***	***	***	***	***	***	***	***	***	***
Delta Jct	Juneau	Terrestrial		***	***	***	***	***	***	***	***	***	***	***	***
Delta Jct	Kenai	Terrestrial	Terrestrial	***	***	***	***	***	***	***	***	***	***	***	***
Delta Jct	Valdez	Terrestrial		***	***	***	***	***	***	***	***	***	***	***	***
Dillingham	Barrow	Satellite		***	***	***	***	***	***	***	***	***	***	***	***
Dillingham	Bethel	Satellite		***	***	***	***	***	***	***	***	***	***	***	***
Dillingham	Cordova	Satellite		***	***	***	***	***	***	***	***	***	***	***	***
Dillingham	Dutch Harbor	Satellite		***	***	***	***	***	***	***	***	***	***	***	***
Dillingham	Fairbanks	Satellite		***	***	***	***	***	***	***	***	***	***	***	***
Dillingham	Juneau	Satellite		***	***	***	***	***	***	***	***	***	***	***	***
Dillingham	Ketchikan	Satellite		***	***	***	***	***	***	***	***	***	***	***	***
Dillingham	King Salmon	Satellite		***	***	***	***	***	***	***	***	***	***	***	***
Dillingham	Kodiak	Satellite		***	***	***	***	***	***	***	***	***	***	***	***
Dillingham	Kotzebue	Satellite		***	***	***	***	***	***	***	***	***	***	***	***
Dillingham	Nome	Satellite		***	***	***	***	***	***	***	***	***	***	***	***
Dillingham	Seattle	Satellite		***	***	***	***	***	***	***	***	***	***	***	***
Dillingham	DAMA Villages	Satellite		***	***	***	***	***	***	***	***	***	***	***	***
Dutch Harbor	Barrow	Satellite		***	***	***	***	***	***	***	***	***	***	***	***
Dutch Harbor	Bethel	Satellite		***	***	***	***	***	***	***	***	***	***	***	***
Dutch Harbor	Coldfoot	Satellite		***	***	***	***	***	***	***	***	***	***	***	***
Dutch Harbor	Cordova	Satellite		***	***	***	***	***	***	***	***	***	***	***	***
Dutch Harbor	Dillingham	Satellite		***	***	***	***	***	***	***	***	***	***	***	***
Dutch Harbor	Fairbanks	Satellite		***	***	***	***	***	***	***	***	***	***	***	***
Dutch Harbor	Juneau	Satellite		***	***	***	***	***	***	***	***	***	***	***	***

Dutch Harbor	King Salmon	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Dutch Harbor	Kodiak	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Dutch Harbor	Kotzebue	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Dutch Harbor	Nome	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Dutch Harbor	Seattle	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Dutch Harbor	DAMA Villages	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Dutch Harbor	Barrow	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Dutch Harbor	Bethel	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Eagle River	Cordova	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Eagle River	Delta Jct.	Terrestrial	Terrestrial	Anchorage	***	***	***	***	***	***	***	***	***	***	***	***
Eagle River	Dillingham	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Eagle River	Dutch Harbor	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Eagle River	Fairbanks	Terrestrial	Terrestrial	Anchorage	***	***	***	***	***	***	***	***	***	***	***	***
Eagle River	Glennallen	Terrestrial	Terrestrial	Anchorage	***	***	***	***	***	***	***	***	***	***	***	***
Eagle River	Juneau	Terrestrial	Terrestrial	Anchorage	***	***	***	***	***	***	***	***	***	***	***	***
Eagle River	Kenai	Terrestrial	Terrestrial	Anchorage	***	***	***	***	***	***	***	***	***	***	***	***
Eagle River	Ketchikan	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Eagle River	King Salmon	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Eagle River	Kodiak	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Eagle River	Kotzebue	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Eagle River	Nome	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Eagle River	Prudhoe Bay	Terrestrial	Terrestrial	Anchorage	***	***	***	***	***	***	***	***	***	***	***	***

Eagle River	Seattle	Terrestrial	Terrestrial	Anchorage	***	***	***	***	***	***	***	***	***	***	***	***
Eagle River	Seward	Terrestrial			***	***	***	***	***	***	***	***	***	***	***	***
Eagle River	Valdez	Terrestrial	Terrestrial	Anchorage	***	***	***	***	***	***	***	***	***	***	***	***
Eagle River	DAMA Villages	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Eagle River	Whittier	Terrestrial	Terrestrial	Anchorage	***	***	***	***	***	***	***	***	***	***	***	***
Fairbanks	Barrow	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Fairbanks	Bethel	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Fairbanks	Cordova	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Fairbanks	Delta Jct.	Terrestrial			***	***	***	***	***	***	***	***	***	***	***	***
Fairbanks	Glennallen	Terrestrial			***	***	***	***	***	***	***	***	***	***	***	***
Fairbanks	Juneau	Terrestrial			***	***	***	***	***	***	***	***	***	***	***	***
Fairbanks	Kenai	Terrestrial	Terrestrial	Anchorage	***	***	***	***	***	***	***	***	***	***	***	***
Fairbanks	Ketchikan	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Fairbanks	King Salmon	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Fairbanks	Kodiak	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Fairbanks	Kotzebue	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Fairbanks	Nome	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Fairbanks	Prudhoe Bay	Terrestrial			***	***	***	***	***	***	***	***	***	***	***	***
Fairbanks	Seattle	Terrestrial			***	***	***	***	***	***	***	***	***	***	***	***
Fairbanks	Valdez	Terrestrial			***	***	***	***	***	***	***	***	***	***	***	***
Fairbanks	DAMA Villages	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Glennallen	Delta Jct.	Terrestrial			***	***	***	***	***	***	***	***	***	***	***	***
Glennallen	Fairbanks	Terrestrial			***	***	***	***	***	***	***	***	***	***	***	***
Glennallen	Juneau	Terrestrial			***	***	***	***	***	***	***	***	***	***	***	***
Glennallen	Kenai	Terrestrial	Terrestrial		***	***	***	***	***	***	***	***	***	***	***	***
Glennallen	Prudhoe Bay	Terrestrial			***	***	***	***	***	***	***	***	***	***	***	***
Glennallen	Seattle	Terrestrial			***	***	***	***	***	***	***	***	***	***	***	***
Glennallen	Valdez	Terrestrial			***	***	***	***	***	***	***	***	***	***	***	***
Glennallen	DAMA Villages	Terrestrial	Satellite	Anchorage	***	***	***	***	***	***	***	***	***	***	***	***
Homer	Cordova	Terrestrial	Satellite	Anchorage	***	***	***	***	***	***	***	***	***	***	***	***
Homer	Delta Jct.	Terrestrial	Terrestrial	Anchorage	***	***	***	***	***	***	***	***	***	***	***	***
Homer	Dillingham	Terrestrial	Satellite	Anchorage	***	***	***	***	***	***	***	***	***	***	***	***
Homer	Dutch Harbor	Terrestrial	Satellite	Anchorage	***	***	***	***	***	***	***	***	***	***	***	***

Homer	Eagle River	Terrestrial			***	***	***	***	***	***	***	***	***	***	***	***
Homer	Fairbanks	Terrestrial	Terrestrial	Anchorage	***	***	***	***	***	***	***	***	***	***	***	***
Homer	Glennallen	Terrestrial	Terrestrial	Anchorage	***	***	***	***	***	***	***	***	***	***	***	***
Homer	Juneau	Terrestrial	Terrestrial	Anchorage	***	***	***	***	***	***	***	***	***	***	***	***
Homer	Kenai	Terrestrial			***	***	***	***	***	***	***	***	***	***	***	***
Homer	Ketchikan	Terrestrial	Satellite	Anchorage	***	***	***	***	***	***	***	***	***	***	***	***
Homer	King Salmon	Terrestrial	Satellite	Anchorage	***	***	***	***	***	***	***	***	***	***	***	***
Homer	Kodiak	Terrestrial	Satellite	Anchorage	***	***	***	***	***	***	***	***	***	***	***	***
Homer	Prudhoe Bay	Terrestrial	Terrestrial	Anchorage	***	***	***	***	***	***	***	***	***	***	***	***
Homer	Seattle	Terrestrial	Terrestrial	Anchorage	***	***	***	***	***	***	***	***	***	***	***	***
Homer	Whittier	Terrestrial	Terrestrial	Anchorage	***	***	***	***	***	***	***	***	***	***	***	***
Juneau	Barrow	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Juneau	Bethel	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Juneau	Cordova	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Juneau	Delta Jct.	Terrestrial	Terrestrial	Anchorage	***	***	***	***	***	***	***	***	***	***	***	***
Juneau	Dillingham	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Juneau	Dutch Harbor	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Juneau	Eagle River	Terrestrial	Terrestrial		***	***	***	***	***	***	***	***	***	***	***	***
Juneau	Fairbanks	Terrestrial			***	***	***	***	***	***	***	***	***	***	***	***
Juneau	Glennallen	Terrestrial			***	***	***	***	***	***	***	***	***	***	***	***
Juneau	Homer	Terrestrial	Terrestrial		***	***	***	***	***	***	***	***	***	***	***	***
Juneau	Kenai	Terrestrial	Terrestrial		***	***	***	***	***	***	***	***	***	***	***	***
Juneau	Ketchikan	Terrestrial			***	***	***	***	***	***	***	***	***	***	***	***
Juneau	King Salmon	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Juneau	Kodiak	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Juneau	Kotzebue	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Juneau	Petersburg	Terrestrial			***	***	***	***	***	***	***	***	***	***	***	***
Juneau	Nome	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Juneau	Prudhoe Bay	Terrestrial			***	***	***	***	***	***	***	***	***	***	***	***
Juneau	Seattle	Terrestrial			***	***	***	***	***	***	***	***	***	***	***	***
Juneau	Seward	Terrestrial	Terrestrial		***	***	***	***	***	***	***	***	***	***	***	***
Juneau	Sitka	Terrestrial			***	***	***	***	***	***	***	***	***	***	***	***
Juneau	Skagway	Terrestrial			***	***	***	***	***	***	***	***	***	***	***	***
Juneau	Valdez	Terrestrial	Terrestrial	Anchorage	***	***	***	***	***	***	***	***	***	***	***	***
Juneau	DAMA Villages	Satellite			***	***	***	***	***	***	***	***	***	***	***	***

Juneau	Whittier	Terrestrial	Terrestrial	Anchorage	***	***	***	***	***	***	***	***	***	***	***	***
Kenai	Cordova	Terrestrial	Satellite	Anchorage	***	***	***	***	***	***	***	***	***	***	***	***
Kenai	Delta Jct.	Terrestrial	Terrestrial	Anchorage	***	***	***	***	***	***	***	***	***	***	***	***
Kenai	Dillingham	Terrestrial	Satellite	Anchorage	***	***	***	***	***	***	***	***	***	***	***	***
Kenai	Dutch Harbor	Terrestrial	Satellite	Anchorage	***	***	***	***	***	***	***	***	***	***	***	***
Kenai	Eagle River	Terrestrial		Anchorage	***	***	***	***	***	***	***	***	***	***	***	***
Kenai	Fairbanks	Terrestrial	Terrestrial	Anchorage	***	***	***	***	***	***	***	***	***	***	***	***
Kenai	Glennallen	Terrestrial	Terrestrial	Anchorage	***	***	***	***	***	***	***	***	***	***	***	***
Kenai	Homer	Terrestrial			***	***	***	***	***	***	***	***	***	***	***	***
Kenai	Juneau	Terrestrial	Terrestrial	Anchorage	***	***	***	***	***	***	***	***	***	***	***	***
Kenai	King Salmon	Terrestrial	Satellite	Anchorage	***	***	***	***	***	***	***	***	***	***	***	***
Kenai	Kodiak	Terrestrial	Satellite	Anchorage	***	***	***	***	***	***	***	***	***	***	***	***
Kenai	Nome	Terrestrial	Satellite	Anchorage	***	***	***	***	***	***	***	***	***	***	***	***
Kenai	Prudhoe Bay	Terrestrial	Terrestrial	Anchorage	***	***	***	***	***	***	***	***	***	***	***	***
Kenai	Seattle	Terrestrial	Terrestrial	Anchorage	***	***	***	***	***	***	***	***	***	***	***	***
Kenai	Sitka	Terrestrial	Terrestrial	Terrestrial	***	***	***	***	***	***	***	***	***	***	***	***
Kenai	Valdez	Terrestrial	Terrestrial	Anchorage	***	***	***	***	***	***	***	***	***	***	***	***
Kenai	DAMA Villages	Terrestrial	Satellite	Anchorage	***	***	***	***	***	***	***	***	***	***	***	***
Kenai	Whittier	Terrestrial	Terrestrial	Anchorage	***	***	***	***	***	***	***	***	***	***	***	***
Ketchikan	Barrow	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Ketchikan	Bethel	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Ketchikan	Cordova	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Ketchikan	Delta Jct.	Satellite	Terrestrial	Anchorage	***	***	***	***	***	***	***	***	***	***	***	***
Ketchikan	Dillingham	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Ketchikan	Dutch Harbor	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Ketchikan	Eagle River	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Ketchikan	Fairbanks	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Ketchikan	Glennallen	Satellite	Terrestrial	Anchorage	***	***	***	***	***	***	***	***	***	***	***	***
Ketchikan	Homer	Terrestrial	Terrestrial	Terrestrial	***	***	***	***	***	***	***	***	***	***	***	***
Ketchikan	Juneau	Terrestrial			***	***	***	***	***	***	***	***	***	***	***	***
Ketchikan	Kenai	Satellite	Terrestrial		***	***	***	***	***	***	***	***	***	***	***	***
Ketchikan	King Salmon	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Ketchikan	Kodiak	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Ketchikan	Kotzebue	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Ketchikan	Nome	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Ketchikan	Prudhoe Bay	Satellite	Terrestrial	Fairbanks	***	***	***	***	***	***	***	***	***	***	***	***

Ketchikan	Seattle	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Ketchikan	Valdez	Satellite	Terrestrial		***	***	***	***	***	***	***	***	***	***	***	***
Ketchikan	DAMA Villages	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
King Salmon	Barrow	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
King Salmon	Bethel	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
King Salmon	Cordova	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
King Salmon	Dillingham	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
King Salmon	Dutch Harbor	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
King Salmon	Eagle River	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
King Salmon	Fairbanks	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
King Salmon	Homer	Satellite	Terrestrial	Anchorage	***	***	***	***	***	***	***	***	***	***	***	***
King Salmon	Juneau	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
King Salmon	Kenai	Satellite	Terrestrial	Anchorage	***	***	***	***	***	***	***	***	***	***	***	***
King Salmon	Ketchikan	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
King Salmon	Kodiak	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
King Salmon	Kotzebue	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
King Salmon	Nome	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
King Salmon	Seattle	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
King Salmon	Sitka	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
King Salmon	DAMA Villages	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Kodiak	Barrow	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Kodiak	Bethel	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Kodiak	Cordova	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Kodiak	Dillingham	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Kodiak	Dutch Harbor	Satellite			***	***	***	***	***	***	***	***	***	***	***	***

Kodiak	Eagle River	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Kodiak	Fairbanks	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Kodiak	Homer	Satellite	Terrestrial	Anchorage	***	***	***	***	***	***	***	***	***	***	***	***
Kodiak	Juneau	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Kodiak	Kenai	Satellite	Terrestrial	Anchorage	***	***	***	***	***	***	***	***	***	***	***	***
Kodiak	Ketchikan	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Kodiak	King Salmon	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Kodiak	Kotzebue	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Kodiak	Nome	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Kodiak	Prudhoe Bay	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Kodiak	Seattle	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Kodiak	Seward	Satellite	Terrestrial	Anchorage	***	***	***	***	***	***	***	***	***	***	***	***
Kodiak	Sitka	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Kodiak	Valdez	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Kodiak	DAMA Villages	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Kotzebue	Barrow	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Kotzebue	Bethel	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Kotzebue	Cordova	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Kotzebue	Dillingham	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Kotzebue	Dutch Harbor	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Kotzebue	Eagle River	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Kotzebue	Fairbanks	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Kotzebue	Juneau	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Kotzebue	King Salmon	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Kotzebue	Kodiak	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Kotzebue	Nome	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Kotzebue	Seattle	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Kotzebue	DAMA Villages	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Nome	Barrow	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Nome	Bethel	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Nome	Cordova	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Nome	Dillingham	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Nome	Dutch Harbor	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Nome	Eagle River	Satellite			***	***	***	***	***	***	***	***	***	***	***	***

Nome	Fairbanks	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Nome	Juneau	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Nome	Ketchikan	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Nome	King Salmon	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Nome	Kodiak	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Nome	Kotzebue	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Nome	Seattle	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Nome	DAMA Villages	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Palmer	DAMA Villages	Terrestrial	Satellite	Anchorage	***	***	***	***	***	***	***	***	***	***	***	***
Prudhoe Bay	Barrow	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Prudhoe Bay	Bethel	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Prudhoe Bay	Coldfoot	Terrestrial			***	***	***	***	***	***	***	***	***	***	***	***
Prudhoe Bay	Dillingham	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Prudhoe Bay	Dutch Harbor	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Prudhoe Bay	Eagle River	Terrestrial			***	***	***	***	***	***	***	***	***	***	***	***
Prudhoe Bay	Fairbanks	Terrestrial			***	***	***	***	***	***	***	***	***	***	***	***
Prudhoe Bay	Glennallen	Terrestrial			***	***	***	***	***	***	***	***	***	***	***	***
Prudhoe Bay	Juneau	Terrestrial			***	***	***	***	***	***	***	***	***	***	***	***
Prudhoe Bay	Kenai	Terrestrial	Terrestrial	Anchorage	***	***	***	***	***	***	***	***	***	***	***	***
Prudhoe Bay	Ketchikan	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Prudhoe Bay	King Salmon	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Prudhoe Bay	Kodiak	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Prudhoe Bay	Kotzebue	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Prudhoe Bay	Seattle	Terrestrial			***	***	***	***	***	***	***	***	***	***	***	***
Prudhoe Bay	Valdez	Terrestrial			***	***	***	***	***	***	***	***	***	***	***	***

Prudhoe Bay	DAMA Villages	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Seattle	Barrow	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Seattle	Bethel	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Seattle	Cordova	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Seattle	Delta Jct.	Terrestrial			***	***	***	***	***	***	***	***	***	***	***	***
Seattle	Dillingham	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Seattle	Dutch Harbor	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Seattle	Eagle River	Terrestrial	Terrestrial	Anchorage	***	***	***	***	***	***	***	***	***	***	***	***
Seattle	Fairbanks	Terrestrial			***	***	***	***	***	***	***	***	***	***	***	***
Seattle	Glennallen	Terrestrial			***	***	***	***	***	***	***	***	***	***	***	***
Seattle	Homer	Terrestrial	Terrestrial	Anchorage	***	***	***	***	***	***	***	***	***	***	***	***
Seattle	Juneau	Terrestrial			***	***	***	***	***	***	***	***	***	***	***	***
Seattle	Kenai	Terrestrial	Terrestrial	Anchorage	***	***	***	***	***	***	***	***	***	***	***	***
Seattle	Ketchikan	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Seattle	King Salmon	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Seattle	Kodiak	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Seattle	Kotzebue	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Seattle	Nome	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Seattle	Prudhoe Bay	Terrestrial			***	***	***	***	***	***	***	***	***	***	***	***
Seattle	Seward	Terrestrial	Terrestrial	Anchorage	***	***	***	***	***	***	***	***	***	***	***	***
Seattle	Sitka	Terrestrial	Terrestrial	Juneau	***	***	***	***	***	***	***	***	***	***	***	***
Seattle	Valdez	Terrestrial	Terrestrial	Anchorage	***	***	***	***	***	***	***	***	***	***	***	***
Seattle	DAMA Villages	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Seattle	Whittier	Terrestrial			***	***	***	***	***	***	***	***	***	***	***	***
Seward	Cordova	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Seward	Eagle River	Terrestrial	Terrestrial	Anchorage	***	***	***	***	***	***	***	***	***	***	***	***
Seward	Fairbanks	Terrestrial	Terrestrial	Anchorage	***	***	***	***	***	***	***	***	***	***	***	***
Seward	Juneau	Terrestrial	Terrestrial	Anchorage	***	***	***	***	***	***	***	***	***	***	***	***
Sitka	Fairbanks	Terrestrial	Terrestrial	Juneau	***	***	***	***	***	***	***	***	***	***	***	***
Sitka	Juneau	Terrestrial			***	***	***	***	***	***	***	***	***	***	***	***
Sitka	Kodiak	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Sitka	Seattle	Terrestrial	Terrestrial	Juneau	***	***	***	***	***	***	***	***	***	***	***	***
Sitka	Valdez	Terrestrial	Terrestrial	Terrestrial	***	***	***	***	***	***	***	***	***	***	***	***
Sitka	DAMA Villages	Terrestrial	Satellite	Juneau	***	***	***	***	***	***	***	***	***	***	***	***
Valdez	Cordova	Satellite			***	***	***	***	***	***	***	***	***	***	***	***

Valdez	Delta Jct.	Terrestrial			***	***	***	***	***	***	***	***	***	***	***	***
Valdez	Dillingham	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Valdez	Dutch Harbor	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Valdez	Fairbanks	Terrestrial			***	***	***	***	***	***	***	***	***	***	***	***
Valdez	Glennallen	Terrestrial			***	***	***	***	***	***	***	***	***	***	***	***
Valdez	Homer	Terrestrial	Terrestrial	Anchorage	***	***	***	***	***	***	***	***	***	***	***	***
Valdez	Juneau	Terrestrial	Terrestrial	Anchorage	***	***	***	***	***	***	***	***	***	***	***	***
Valdez	Kenai	Terrestrial	Terrestrial	Anchorage	***	***	***	***	***	***	***	***	***	***	***	***
Valdez	Ketchikan	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Valdez	King Salmon	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Valdez	Kodiak	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Valdez	Prudhoe Bay	Terrestrial			***	***	***	***	***	***	***	***	***	***	***	***
Valdez	Seattle	Terrestrial	Terrestrial	Anchorage	***	***	***	***	***	***	***	***	***	***	***	***
Valdez	Seward	Terrestrial	Terrestrial	Anchorage	***	***	***	***	***	***	***	***	***	***	***	***
Valdez	DAMA Villages	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
DAMA Villages	Barrow	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
DAMA Villages	Bethel	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
DAMA Villages	Cordova	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
DAMA Villages	Dillingham	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
DAMA Villages	Dutch Harbor	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
DAMA Villages	Eagle River	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
DAMA Villages	Fairbanks	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
DAMA Villages	Juneau	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
DAMA Villages	Kenai	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
DAMA Villages	Ketchikan	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
DAMA Villages	King Salmon	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
DAMA Villages	Kodiak	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
DAMA Villages	Kotzebue	Satellite			***	***	***	***	***	***	***	***	***	***	***	***

DAMA Villages	Nome	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
DAMA Villages	North Pole	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
DAMA Villages	Prudhoe Bay	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
DAMA Villages	Seattle	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
DAMA Villages	Seward	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
DAMA Villages	Sitka	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
DAMA Villages	Valdez	Satellite			***	***	***	***	***	***	***	***	***	***	***	***
Wasilla	DAMA Villages	Terrestrial	Satellite	Anchorage	***	***	***	***	***	***	***	***	***	***	***	***
Whittier	Cordova	Terrestrial	Satellite	Anchorage	***	***	***	***	***	***	***	***	***	***	***	***
Whittier	Ketchikan	Terrestrial	Satellite	Anchorage	***	***	***	***	***	***	***	***	***	***	***	***
Whittier	King Salmon	Terrestrial	Satellite	Anchorage	***	***	***	***	***	***	***	***	***	***	***	***
Whittier	Kodiak	Terrestrial	Satellite	Anchorage	***	***	***	***	***	***	***	***	***	***	***	***
Whittier	Kotzebue	Terrestrial	Satellite	Anchorage	***	***	***	***	***	***	***	***	***	***	***	***
Whittier	Seattle	Terrestrial	Terrestrial	Anchorage	***	***	***	***	***	***	***	***	***	***	***	***
Whittier	DAMA Villages	Terrestrial	Satellite	Anchorage	***	***	***	***	***	***	***	***	***	***	***	***

Note:

*** does ***.

*** is *** on *** at the *** the *** is ***.

06.21.2007

GCI   *** & *** Pricing

GCI will lease *** or  *** of *** Sonet fiber optic capacity between

		MRC		Install
Service
***	***	$	***	$	***

	***	$	***	$	***

	***	$	***	$	***

Service
***
	***	$	***	$	***

	***	$	***	$	***

	***	$	***	$	***

Service
***
	***	$	***	$	***

	***	$	***	$	***

	***	$	***	$	***

	***	$	***	$	***

Note:

*** does *** the ***.

The *** is *** from the *** to the ***.

*** does ***.

Facilities have not been verified at this time.

06.21.2007

GCI Verizon Networx Cable Modem

DOCSIS	Service Locations
Primary	Secondary
Anchorage	Ketchikan
Fairbanks	Cordova
Juneau	Petersberg
Kenai/Soldotna	Wrangell
Mat-Su	Kodiak
Bethel
Barrow
Homer

Speed	Primary Locations	Secondary Locations
	Mrc	Mrc
***	***	***
***	***	***
***	***	***
***	***	***

GCI deos not offer cable/cable modem services based on zip codes. It is highly possible that GCI could have a customer on one side of the street but not the other (and be in the same zip code). Zip code would provide merely a guideline, same as the city name

Note:

*** does ***.

*** is *** on *** at the *** the *** is ***.

06.21.2007

GCI Verizon Networx

*** pricing using *** connected to ***

*** will *** the *** and
*** will *** the *** and
***.

GCI MPLS Pricing

CAR	Gold
16K	$	***
64K	$	***
128K	$	***
256K	$	***
384K	$	***
512K	$	***
768K	$	***
1024K	$	***
1536K	$	***
3.0M	$	***
6.0M	$	***
12M	$	***
22.5M	$	***

Port
64K	$	***
128K	$	***
256K	$	***
384K	$	***
512K	$	***
768K	$	***
1024K	$	***
1536K	$	***
3.0M	$	***
6.0M	$	***
12M	$	***
45M	$	***

Serving Wire Centers
Anchorage -
ANCRAKXC
ANCRAKXN
ANCRAKXS
ANCRAKXW
ANCRAKXE

Fairbanks -
FRBNAKXA
FRBNAKXC

Juneau -
JUNEAKXA
JUNEAKXS

Note:

*** does ***.

*** is *** on *** at the *** the *** is ***.

06.21.2007

GCI Verizon Networx Ethernet Access

Broadband Ethernet Access

GCI Metro Ethernet TLS Access

Available: Anchorage, Fairbanks, Juneau Only

	MRC		Install
1.5 Mbps	$	***	$	***
10 Mbps	$	***	$	***
100 Mbps	$	***	$	***
1 Gbps	$	***	$	***
10 Gbps	$	***	$	***

Serving Wire Centers
Anchorage
ANCRAKXC
ANCRAKXN
ANCRAKXS
ANCRAKXW
ANCRAKXE

Fairbanks
FRBNAKXA
FRBNAKXC

Juneau
JUNEAKXA
JUNEAKXS

Note:

*** does ***.

*** is *** on *** at the *** the *** is ***.

06.21.2007

GCI Verizon Networx

Alaska Dedicated Internet Speeds

Service Locations: Anchorage, Fairbanks, Juneau, Palmer, Wasilla, Soldotna, Seward, Valdez

	MRC		Install
Dedicated DS0 – OCONUS 0744365	$	***	$	***
Dedicated FT1 (2XDS0) – OCONUS 0744366	$	***	$	***
Dedicated FT1 (3XDS0) – OCONUS 0744367	$	***	$	***
Dedicated FT1 (4XDS0) – OCONUS 0744368	$	***	$	***
Dedicated FT1 (5XDS0) – OCONUS 0744369	$	***	$	***
Dedicated FT1 (6XDS0) – OCONUS 0744370	$	***	$	***
Dedicated FT1 (7XDS0) – OCONUS 0744371	$	***	$	***
Dedicated FT1 (8XDS0) – OCONUS 0744372	$	***	$	***
Dedicated T1 – OCONUS 744373	$	***	$	***
Dedicated FT3 (2XDS1) – OCONUS 0744374	$	***	$	***
Dedicated FT3 (3XDS1) – OCONUS 0744375	$	***	$	***
Dedicated FT3 (4XDS1) – OCONUS 0744376	$	***	$	***
Dedicated FT3 (5XDS1) – OCONUS 0744377	$	***	$	***
Dedicated FT3 (6XDS1) – OCONUS 0744378	$	***	$	***
Dedicated FT3 (7XDS1) – OCONUS 0744379	$	***	$	***
Dedicated FT3 (8XDS1) – OCONUS 0744380	$	***	$	***
Dedicated T3 – OCONUS 0744383	$	***	$	***

Service Locations: Homer, Prudhoe Bay, Wrangell, Barrow, Bethel, Cordova, Dillingham, Ketchikan, King Salmon, Kodiak, Kotzebue, Nome, Petersberg, Sitka

	MRC		Install
Dedicated DS0 – OCONUS 0744365	$	***	$	***
Dedicated FT1 (2XDS0) – OCONUS 0744366	$	***	$	***
Dedicated FT1 (3XDS0) – OCONUS 0744367	$	***	$	***
Dedicated FT1 (4XDS0) – OCONUS 0744368	$	***	$	***
Dedicated FT1 (5XDS0) – OCONUS 0744369	$	***	$	***
Dedicated FT1 (6XDS0) – OCONUS 0744370	$	***	$	***
Dedicated FT1 (7XDS0) – OCONUS 0744371	$	***	$	***
Dedicated FT1 (8XDS0) – OCONUS 0744372	$	***	$	***
Dedicated T1 – OCONUS 744373	$	***	$	***
Dedicated FT3 (2XDS1) – OCONUS 0744374	$	***	$	***
Dedicated FT3 (3XDS1) – OCONUS 0744375	$	***	$	***

Dedicated FT3 (4XDS1) – OCONUS 0744376	$	***	$	***
Dedicated FT3 (5XDS1) – OCONUS 0744377	$	***	$	***
Dedicated FT3 (6XDS1) – OCONUS 0744378	$	***	$	***
Dedicated FT3 (7XDS1) – OCONUS 0744379	$	***	$	***
Dedicated FT3 (8XDS1) – OCONUS 0744380	$	***	$	***
Dedicated T3 – OCONUS 0744383		***

Note:

*** does ***.

*** is *** on *** at the *** the *** is ***.

06.21.2007

GCI Verizon Networx

Broadband Access Requirements

DSL Services (GCI LIVEWIRE PROCESS)

DSL rates are for Anchorage only in the North, East, South and Central wire center areas. The customer’s premises must be within 20K feet from the physical wire center.

Speed	CLIN NRC	CLIN MRC	GCI MRC		GCI NRC
ADSL 384kbps/128	760229	760329	$	***	$	***
ADSL 1.536/384	760230	760330	$	***	$	***
SDSL 1z92/192	760235	760335	$	***	$	***
SDSL 384/384	760236	760336	$	***	$	***
SDSL 768/768	760237	760337	$	***	$	***
SDSL 1.5/1.5	760238	760338	$	***	$	***
ISDL 128/128	760240	760340	$	***	$	***

Serving Wire Centers
Anchorage -
ANCRAKXC
ANCRAKXS
ANCRAKXN
ANCRAKXE

Metro Ethernet

Available Anchorage, Fairbanks, Juneau Only

Speed	CLIN NRC	CLIN MRC	GCI MRC		GCI NRC
NMLI Ethernet Lan Port 1.5 Mbps			$	***	$	***
NMLI Ethernet Lan Port 10 Mbps	760251	760451	$	***	$	***
NMLI Ethernet Lan Port 100 Mbps	760252	760452	$	***	$	***
NMLI Ethernet Lan Port 1 Gbps	760253	760453	$	***	$	***
NMLI Ethernet Lan Port 10 Gbps	760254	760454	$	***	$	***

Serving Wire Centers
Anchorage -
ANCRAKXC
ANCRAKXN
ANCRAKXS
ANCRAKXW
ANCRAKXE

Fairbanks –
FRBNAKXA
FRBNAKXC

Juneau –
JUNEAKXA
JUNEAKXS

Cable Modem Access

Cable Modem rate are applicable for any GCI cable serviceable customer in Anchorage, Fairbanks, Kenai/Soldotna, Juneau, Palmer/Wasilla area.

Speed	GCI MRC		GCI NRC
512/64	$	***	$	***
1.0/128	$	***	$	***
1.5/192	$	***	$	***
2.4/256	$	***	$	***
512/512	$	***	$	***
768/768	$	***	$	***
1.5/768	$	***	$	***
1.5/1.5	$	***	$	***
2.0/1.5	$	***	$	***

FTTP Optional

Speed		GCI MRC	GCI NRC
3.0/256	(10GB usage)
5.0/256	(20GB usage)	***	$	***
7.0/384	(30GB usage)	***	$	***
10/384	(40GB usage)	***	$	***
512/512	(Unlimited usage)	***	$	***
768/768	(Unlimited usage)	***	$	***
1.5/768	(Unlimited usage)	***	$	***
1.5/1.5	(Unlimited usage)	***	$	***
2.0/1.5	(Unlimited usage)	***	$	***
1.0/256	(5GB Usage)	***	$	***
2.0/256	(10GB Usage)	***	$	***
3.0/384	(20GB Usage)	***	$	***
4.0/384	(30GB Usage)	***	$	***

Note:

*** does ***.

*** is *** on *** at the *** the *** is ***.

06.21.2007

GCI Verizon Networx

Combined Services Business Lines

MRC
Anchorage
Business	$	***

Fairbanks
Business	$	***

Juneau
Business	$	***

This flat monthly rate for unlimited use per line and includes:

Local calling in the cities in which GCI provides commercial local service (Anchorage, Fairbanks & Juneau).

Intra-state calling terminating within Alaska.

Handoff of all other originating calls to the Verizon Business POP in Seattle

Note:

*** does***.

*** is*** on*** at the*** the*** is***.

06.21.2007

GCI   MCI Networx

GCI Local Private Line Rates

High Capacity Service

***

Anchorage
Channel Termination	***	$	***	per***
Channel Milage	***	$	***	per***
Channel Milage Termination	***	$	***	per***
Non recurring	***	$	***	per***

Mileage Chart

Wire		Elemen-	Fort			West/Fire		Rabbit	Bird/	Gird-
Center	North	dorf	Rich	Central	East	Island	South	Creek	Indian	wood	O’Malley
NWC	0	5	10	2	5	4	5	9	22	31	8
ELM2	5	0	6	6	5	9	9	13	24	33	11
FRWC	10	6	0	10	6	13	12	13	22	29	12
CWC	2	6	10	0	5	3	4	8	21	30	6
EWC	5	5	6	5	0	8	7	8	20	28	7
WWC	4	9	13	3	8	0	4	8	21	31	7
SWC	5	9	12	4	7	4	0	5	18	28	4
RCWC	9	13	13	8	8	8	5	0	13	23	2
IBWC	22	24	22	21	20	21	18	13	0	11	15
GIRD	31	33	29	30	28	31	28	23	11	0	24
OMWC	8	11	12	6	7	7	4	2	15	24	0

Pricing Chart

see separate tab for NXX’s that make up Anchorage Wire Centers

Wire			Elemen-		Fort						West/Fire				Rabbit		Bird/		Gird-
Center	North		dorf		Rich		Central		East		Island		South		Creek		Indian		wood		O’Malley
NWC	$	***	$	***	$	***	$	***	$	***	$	***	$	***	$	***	$	***	$	***	$	***
ELM2	$	***	$	***	$	***	$	***	$	***	$	***	$	***	$	***	$	***	$	***	$	***
FRWC	$	***	$	***	$	***	$	***	$	***	$	***	$	***	$	***	$	***	$	***	$	***
CWC	$	***	$	***	$	***	$	***	$	***	$	***	$	***	$	***	$	***	$	***	$	***
EWC	$	***	$	***	$	***	$	***	$	***	$	***	$	***	$	***	$	***	$	***	$	***
WWC	$	***	$	***	$	***	$	***	$	***	$	***	$	***	$	***	$	***	$	***	$	***
SWC	$	***	$	***	$	***	$	***	$	***	$	***	$	***	$	***	$	***	$	***	$	***
RCWC	$	***	$	***	$	***	$	***	$	***	$	***	$	***	$	***	$	***	$	***	$	***
IBWC	$	***	$	***	$	***	$	***	$	***	$	***	$	***	$	***	$	***	$	***	$	***

GIRD	$	***	$	***	$	***	$	***	$	***	$	***	$	***	$	***	$	***	$	***	$	***
OMWC	$	***	$	***	$	***	$	***	$	***	$	***	$	***	$	***	$	***	$	***	$	***

Anchorage, Fairbanks & Juneau Local PL Pricing

***	No miles		1 mile	2 miles		3 miles		4 miles		5 miles		6 miles		7 miles		8 miles		9 miles		NRC
	$	***	***	$	***	$	***	$	***	$	***	$	***	$	***	$	***	$	***	$	***

***	$	***	***	$	***	$	***	$	***	$	***	$	***	$	***	$	***	$	***	$	***

Note:

*** does ***.

*** is *** on *** at the *** the *** is ***.

06.21.2007

GCI   MCI Networx

IPS dial back up
***:	***	***

06.21.2007

GCI   Verizon  Networx

GCI Local Services

Pricing by Type of Service

Primary Rate Interface (PRI) Service

Anchorage, Fairbanks and Juneau

MRC
PRI Count	1 through 4		$	***
PRI Count	5 or more		$	***
PRI Count	28 or more	**	$	***

* 5 FCC Subscriber Line Charges and 1 Line Port charge will be charged in addition.

** Minimum of 28 PRI volume requirement system-wide.  The PRI’s must terminate in a GCI co-location room, and customer agrees to purchase all PRI’s from GCI (where GCI offers Local Services) and co-locate with GCI

*** Non Recurring Charges are waived

MRC
Digital Subscriber Service
Anchorage
DSS T-1 (Denali Summit)	$	***
Fairbanks
DSS T-1 (Denali Summit)	$	***
Juneau
DSS T-1 (Denali Summit)	$	***

* 5 FCC Subscriber Line Charges and 1 Line Port charge will be charged in addition.

MRC
Simple and Complex Business Lines
Anchorage
Business Simple	$	***
Business Complex	$	***

Fairbanks
Business Simple	$	***
Business Complex	$	***

Juneau
Business Simple	$	***
Business Complex	$	***

Basic Rate Interface (BRI) Service
Anchorage, Fairbanks and Juneau
see separate tab for NXX’s that make up Anchorage Wire Centers see separate tab for nxx’s that make up Fairbanks and Juneau service area

MRC
No use	1 thru 9	$	***
No use	9 thru19	$	***
No use	20 thru 29	$	***
No use	30 or more	$	***

Unlimited	1 thru 9	$	***
Unlimited	9 thru19	$	***
Unlimited	20 thru 29	$	***
Unlimited	30 or more	$	***

Metered	1 thru 9	$	***
Metered	9 thru19	$	***
Metered	20 thru 29	$	***
Metered	30 or more	$	***

Note:
*** does ***.
*** is *** on *** at the *** the *** is ***.

GCI Verizon Networx

Anchorage Local Calling area NXX’s

222	223	227
229	230	231
240	242	243
244	245	248
249	250	257
258	261	263
264	265	266
267	268	269
270	271	272
273	274	275
276	277	278
279	280	297
330	331	333
337	338	341
342	343	344
345	346	348
349	350	351
360	365	380
382	440	441
444	522	550
561	562	563
564	565	566
569	570	575
646	677	727
729	742	748
751	762	770
777	786	787
792	793	868
929	936	980
992

Bird-Indian-Rainbow		653

Chugiak		688

Eagle River	622	689	694	696	860	854	862	864	870

Elmendorf AFB	551	552	580	753

Fort Richardson	384	428

Girdwood-Portage	754	783

Hope-Sunrise	782

GCI   Verizon  Networx

Juneau Local Calling area

NXX’s

907	209	JUNEAU	AK	JUNEAKBDCM0
907	321	JUNEAU	AK	JUNEAKTUCM1
907	463	JUNEAU	AK	JUNEAKXADS1
907	465	JUNEAU	AK	JUNEAKXADS1
907	523	JUNEAU	AK	JUNEAKGCDS0
907	586	JUNEAU	AK	JUNEAKXADS1
907	635	JUNEAU	AK	LNPNAKZACM2
907	713	JUNEAU	AK	JUNEAKXADS1
907	723	JUNEAU	AK	JUNEAKBDCM0
907	789	JUNEAU	AK	JUNEAKXSRS1
907	790	JUNEAU	AK	JUNEAKXSRS1
907	796	JUNEAU	AK	JUNEAKXSRS1
907	957	JUNEAU	AK	JUNEAKBD0MD
907	957	JUNEAU	AK	JUNEAKBDCM0
907	957	JUNEAU	AK	JUNEAKBDCM0
907	957	JUNEAU	AK	JUNEAKBDCM0
907	957	JUNEAU	AK	JUNEAKBD0MD
907	988	JUNEAU	AK	JUNEAKTUCM1
907	780	LEMONCREEK	AK	JUNEAKXBRS1

GCI   Verizon  Networx

Fairabnks  Local Calling area

NXX’s

Eielson

907	372	EIELSONAFB	AK	ELSNAKXADS1
907	377	EIELSONAFB	AK	ELSNAKXGDS1

Fairbanks/Ft. Wainwright/North Pole

907	322	FAIRBANKS	AK	FRBNAKZACM1
907	347	FAIRBANKS	AK	FRBNAKHSCM1
907	374	FAIRBANKS	AK	FRBNAK07DS0
907	378	FAIRBANKS	AK	FRBNAKHSCM1
907	388	FAIRBANKS	AK	FRBNAKHSCM1
907	450	FAIRBANKS	AK	FRBNAKXADS1
907	451	FAIRBANKS	AK	FRBNAKXADS1
907	452	FAIRBANKS	AK	FRBNAKXADS1
907	455	FAIRBANKS	AK	FRBNAKXADS1
907	456	FAIRBANKS	AK	FRBNAKXADS1
907	457	FAIRBANKS	AK	FRBNAKXADS1
907	458	FAIRBANKS	AK	FRBNAKXADS1
907	459	FAIRBANKS	AK	FRBNAKXADS1
907	460	FAIRBANKS	AK	FRBNAKZACM1
907	474	FAIRBANKS	AK	FRBNAKXADS1
907	479	FAIRBANKS	AK	FRBNAKXADS1
907	496	FAIRBANKS	AK	FRBNAK01DS0
907	590	FAIRBANKS	AK	FRBNAKZACM1
907	687	FAIRBANKS	AK	FRBNAKXC0MD
907	699	FAIRBANKS	AK	FRBNAKZACM1
907	712	FAIRBANKS	AK	FRBNAKXADS1
907	888	FAIRBANKS	AK	FRBNAKZA1PB
907	978	FAIRBANKS	AK	FRBNAKHSCM1
907	356	FTWAINWRIT	AK	FTWRAKXADS1
907	488	NORTH POLE	AK	NRPLAKXADS1
907	490	NORTH POLE	AK	NRPLAKXADS1
907	750	NORTH POLE	AK	FRBNAKXC0MD

GCI   Verizon  Networx

Anchorage  Wire Line/Local Loop Pricing

*** are *** from the *** to the ***.

There are no *** on ***.

*** are a *** from the ***

Rates are subject to  tariff changes

			2 Wire	4 Wire	9.6K	56K	64K	T-1
	Miles	Code	2	0004	0096	0056	0064	1536
NECA Channel Terms			***	***	***	***	***	***
NECA Mileage Terms			***	***	***	***	***	***
NECA Mileage			***	***	***	***	***	***
NECA Install (Non Anchorage)			***	***	***	***	***	***

Anc Channel Terms			***	***	***	***	***	***
Anc Mileage Terms			***	***	***	***	***	***
Anc Mileage			***	***	***	***	***	***
Anchorage Install			***	***	***	***	***	***

			2 Wire		4 Wire		9.6K		56K		64K		T-1
Anchorage - NWC	—	12	$	***	$	***	$	***	$	***	$	***	$	***
Anchorage - SWC	—	13	$	***	$	***	$	***	$	***	$	***	$	***
Anchorage - CWC	2	14	$	***	$	***	$	***	$	***	$	***	$	***
Anchorage - EWC	5	15	$	***	$	***	$	***	$	***	$	***	$	***
Anchorage - WWC	4	16	$	***	$	***	$	***	$	***	$	***	$	***
Anchorage - ELM	5	17	$	***	$	***	$	***	$	***	$	***	$	***
Anchorage - FTR	12	18	$	***	$	***	$	***	$	***	$	***	$	***

Anchorage - OMWC	4	19	$ ***	$ ***	$ ***	$	***	$	***	$	***
Anchorage - RCWC	5	20	$ ***	$ ***	$ ***	$	***	$	***	$	***
Anchorage - IND	18	21	$ ***	$ ***	$ ***	$	***	$	***	$	***
Anchorage - GRD	28	22	$ ***	$ ***	$ ***	$	***	$	***	$	***

907	240	ANCHORAGE	AK	ANCRAKXCCM2	Central Wire Center
907	242	ANCHORAGE	AK	ANCRAKXCCM2	Central Wire Center
907	244	ANCHORAGE	AK	ANCRAKXCCM2	Central Wire Center
907	440	ANCHORAGE	AK	ANCRAKXCCM2	Central Wire Center
907	441	ANCHORAGE	AK	ANCRAKXCCM2	Central Wire Center
907	529	ANCHORAGE	AK	ANCRAKXCCM2	Central Wire Center
907	575	ANCHORAGE	AK	ANCRAKXCCM2	Central Wire Center
907	632	ANCHORAGE	AK	ANCRAKXCCM2	Central Wire Center
907	748	ANCHORAGE	AK	ANCRAKXCCM2	Central Wire Center
907	261	ANCHORAGE	AK	ANCRAKXCDS1	Central Wire Center
907	271	ANCHORAGE	AK	ANCRAKXCDS1	Central Wire Center
907	273	ANCHORAGE	AK	ANCRAKXCDS1	Central Wire Center
907	550	ANCHORAGE	AK	ANCRAKXCDS1	Central Wire Center
907	561	ANCHORAGE	AK	ANCRAKXCDS1	Central Wire Center
907	562	ANCHORAGE	AK	ANCRAKXCDS1	Central Wire Center
907	563	ANCHORAGE	AK	ANCRAKXCDS1	Central Wire Center
907	564	ANCHORAGE	AK	ANCRAKXCDS1	Central Wire Center
907	565	ANCHORAGE	AK	ANCRAKXCDS1	Central Wire Center
907	566	ANCHORAGE	AK	ANCRAKXCDS1	Central Wire Center
907	569	ANCHORAGE	AK	ANCRAKXCDS1	Central Wire Center
907	570	ANCHORAGE	AK	ANCRAKXCDS1	Central Wire Center
907	729	ANCHORAGE	AK	ANCRAKXCDS1	Central Wire Center
907	751	ANCHORAGE	AK	ANCRAKXCDS1	Central Wire Center
907	762	ANCHORAGE	AK	ANCRAKXCDS1	Central Wire Center
907	786	ANCHORAGE	AK	ANCRAKXCDS1	Central Wire Center
907	992	ANCHORAGE	AK	ANCRAKXCDS1	Central Wire Center
907	743	ANCHORAGE	AK	ANCRAKXCRSG	Central Wire Center
907	770	ANCHORAGE	AK	ANCRAKXCRSG	Central Wire Center
907	269	ANCHORAGE	AK	ANCRAKXEDS1	East Wire Center
907	330	ANCHORAGE	AK	ANCRAKXEDS1	East Wire Center
907	331	ANCHORAGE	AK	ANCRAKXEDS1	East Wire Center
907	332	ANCHORAGE	AK	ANCRAKXEDS1	East Wire Center
907	333	ANCHORAGE	AK	ANCRAKXEDS1	East Wire Center
907	337	ANCHORAGE	AK	ANCRAKXEDS1	East Wire Center

907	338	ANCHORAGE	AK	ANCRAKXEDS1	East Wire Center
907	538	ANCHORAGE	AK	ANCRAKXEDS1	East Wire Center
907	339	ANCHORAGE	AK	ANCRAKXERSG	East Wire Center
907	929	ANCHORAGE	AK	ANCRAKXERSG	East Wire Center
907	257	ANCHORAGE	AK	ANCRAKXNDS1	North Wire Center
907	258	ANCHORAGE	AK	ANCRAKXNDS1	North Wire Center
907	263	ANCHORAGE	AK	ANCRAKXNDS1	North Wire Center
907	264	ANCHORAGE	AK	ANCRAKXNDS1	North Wire Center
907	265	ANCHORAGE	AK	ANCRAKXNDS1	North Wire Center
907	270	ANCHORAGE	AK	ANCRAKXNDS1	North Wire Center
907	272	ANCHORAGE	AK	ANCRAKXNDS1	North Wire Center
907	274	ANCHORAGE	AK	ANCRAKXNDS1	North Wire Center
907	276	ANCHORAGE	AK	ANCRAKXNDS1	North Wire Center
907	277	ANCHORAGE	AK	ANCRAKXNDS1	North Wire Center
907	278	ANCHORAGE	AK	ANCRAKXNDS1	North Wire Center
907	279	ANCHORAGE	AK	ANCRAKXNDS1	North Wire Center
907	280	ANCHORAGE	AK	ANCRAKXNDS1	North Wire Center
907	297	ANCHORAGE	AK	ANCRAKXNDS1	North Wire Center
907	343	ANCHORAGE	AK	ANCRAKXNDS1	North Wire Center
907	742	ANCHORAGE	AK	ANCRAKXNDS1	North Wire Center
907	777	ANCHORAGE	AK	ANCRAKXNDS1	North Wire Center
907	787	ANCHORAGE	AK	ANCRAKXNDS1	North Wire Center
907	792	ANCHORAGE	AK	ANCRAKXNDS1	North Wire Center
907	793	ANCHORAGE	AK	ANCRAKXNDS1	North Wire Center
907	936	ANCHORAGE	AK	ANCRAKXNDS1	North Wire Center
907	222	ANCHORAGE	AK	ANCRAKXNRSG	North Wire Center
907	646	ANCHORAGE	AK	ANCRAKXNRSG	North Wire Center
907	346	ANCHORAGE	AK	ANCRAKXORS1	O’Malley Wire Center OMWC
907	345	ANCHORAGE	AK	ANCRAKXRRS1	Rabbit Creek RCWC
907	348	ANCHORAGE	AK	ANCRAKXRRS1	Rabbit Creek RCWC
907	267	ANCHORAGE	AK	ANCRAKXSDS1	South Wire Center
907	275	ANCHORAGE	AK	ANCRAKXSDS1	South Wire Center
907	336	ANCHORAGE	AK	ANCRAKXSDS1	South Wire Center
907	341	ANCHORAGE	AK	ANCRAKXSDS1	South Wire Center
907	344	ANCHORAGE	AK	ANCRAKXSDS1	South Wire Center
907	349	ANCHORAGE	AK	ANCRAKXSDS1	South Wire Center
907	365	ANCHORAGE	AK	ANCRAKXSDS1	South Wire Center
907	380	ANCHORAGE	AK	ANCRAKXSDS1	South Wire Center
907	522	ANCHORAGE	AK	ANCRAKXSDS1	South Wire Center
907	782	ANCHORAGE	AK	ANCRAKXSDS1	South Wire Center
907	644	ANCHORAGE	AK	ANCRAKXSRSG	South Wire Center
907	868	ANCHORAGE	AK	ANCRAKXSRSG	South Wire Center
907	243	ANCHORAGE	AK	ANCRAKXWDS1	West Wire Center

907	245	ANCHORAGE	AK	ANCRAKXWDS1	West Wire Center
907	248	ANCHORAGE	AK	ANCRAKXWDS1	West Wire Center
907	249	ANCHORAGE	AK	ANCRAKXWDS1	West Wire Center
907	266	ANCHORAGE	AK	ANCRAKXWDS1	West Wire Center
907	342	ANCHORAGE	AK	ANCRAKXWDS1	West Wire Center
907	677	ANCHORAGE	AK	ANCRAKXWRSG	West Wire Center
907	887	ANCHORAGE	AK	ANCRAKZA1PB	Military misc Nxx
907	753	ELMEDRFAFB	AK	ELMNAKXARS1	Elemendorf Wire Center ELM
907	551	ELMEDRFAFB	AK	ELMNAKXG552	Elemendorf Wire Center ELM
907	552	ELMEDRFAFB	AK	ELMNAKXG552	Elemendorf Wire Center ELM
907	580	ELMEDRFAFB	AK	ELMNAKXG552	Elemendorf Wire Center ELM
907	428	FTRICHADSN	AK	FTRCAKXARS1	Fort Richardson Wire Center FTR
907	384	FT RICH	AK	FTRCAKXG384	Fort Richardson Wire Center FTR
907	754	GIRDWOOD	AK	GRWDAKXARS1	Girdwood Wire Center GRD
907	783	GIRDWOOD	AK	GRWDAKXARS1	Girdwood Wire Center GRD

907	727	ANCHORAGE	AK	ANCRAK02CM0	wireless NXX
907	744	ANCHORAGE	AK	ANCRAK02CM0	wireless NXX
907	764	ANCHORAGE	AK	ANCRAK02CM0	wireless NXX
907	884	ANCHORAGE	AK	ANCRAK02CM0	wireless NXX
907	231	ANCHORAGE	AK	ANCRAK500MD	wireless NXX
907	268	ANCHORAGE	AK	ANCRAK500MD	wireless NXX
907	375	ANCHORAGE	AK	ANCRAKBZ01T	wireless NXX
907	444	ANCHORAGE	AK	ANCRAKBZ01T	wireless NXX
907	334	ANCHORAGE	AK	ANCRAKGCDS0	wireless NXX
907	223	ANCHORAGE	AK	ANCRAKMWCM1	wireless NXX
907	227	ANCHORAGE	AK	ANCRAKMWCM1	wireless NXX
907	229	ANCHORAGE	AK	ANCRAKMWCM1	wireless NXX
907	230	ANCHORAGE	AK	ANCRAKMWCM1	wireless NXX
907	250	ANCHORAGE	AK	ANCRAKMWCM1	wireless NXX
907	301	ANCHORAGE	AK	ANCRAKMWCM1	wireless NXX
907	317	ANCHORAGE	AK	ANCRAKMWCM1	wireless NXX
907	350	ANCHORAGE	AK	ANCRAKMWCM1	wireless NXX
907	351	ANCHORAGE	AK	ANCRAKMWCM1	wireless NXX
907	360	ANCHORAGE	AK	ANCRAKMWCM1	wireless NXX

907	830	ANCHORAGE	AK	ANCRAKMWCM1	wireless NXX
907	952	ANCHORAGE	AK	ANCRAKMWCM1	wireless NXX
907	382	GIRDWOOD	AK	ANCRAKMWCM4	wireless NXX

GCI   Verizon  Networx

Alaska Local Loop Pricing

*** are *** from the *** to the ***.

There are no *** on ***.

*** are a *** from the ***

Rates are subject to  tariff changes

			2 Wire		4 Wire		9.6K		56K		64K		T - 1
	Miles	Code	0002		0004		0096		0056		0064		1536
NECA Channel Terms			$	***	$	***	$	***	$	***	$	***	$	***
NECA Mileage Terms			$	***	$	***	$	***	$	***	$	***	$	***
NECA Mileage			$	***	$	***	$	***	$	***	$	***	$	***
NECA Install (Non Anchorage)			$	***	$	***	$	***	$	***	$	***	$	***
Adak	—	11	$	***	$	***	$	***	$	***	$	***	$	***	907	855	ADAK T.C.	AK	ADAKAKZA855
Barrow	—	26	$	***	$	***	$	***	$	***	$	***	$	***	907	852	BARROW	AK	BRRWAKXADS1
Bethel	—	27	$	***	$	***	$	***	$	***	$	***	$	***	907	543	BETHEL	AK	BETHAKXADS0
			$	***	$	***	$	***	$	***	$	***	$	***	907	544	BETHEL	AK	BETHAKAFCM1
Big Lake		28	$	***	$	***	$	***	$	***	$	***	$	***	907	892	BIG LAKE	AK
Big Lake - Wasilla	26	29	$	***	$	***	$	***	$	***	$	***	$	***					BGLKAKXARS1
Chugiak	8	31	$	***	$	***	$	***	$	***	$	***	$	***	907	688	CHUGIAK	AK	CHGKAKXARS1
Cold Bay	—	32	$	***	$	***	$	***	$	***	$	***	$	***	907	532	COLD BAY	AK	CLBAAKXA532
Cordova	—	33	$	***	$	***	$	***	$	***	$	***	$	***	907	253	CORDOVA	AK	ANCRAKZA04T
															907	424	CORDOVA	AK	CRDVAKXACG1
															907	429	CORDOVA	AK	CRDVAKXACM1
Craig	—	34	$	***	$	***	$	***	$	***	$	***	$	***	907	826	CRAIG	AK	CRAGAKXADS1
Prudhoe Bay	—	35	$	***	$	***	$	***	$	***	$	***	$	***	907	448	DEADHORSE	AK	DHRSAKXACM1

															907	659	DEADHORSE	AK	DHRSAKXA659
															907	670	DEADHORSE	AK	DHRSAKXA659
															907	943	DEADHORSE	AK	FRBNAKZACM1
Delta Junction	—	36	$	***	$	***	$	***	$	***	$	***	$	***	907	895	DELTA JCT	AK	DLJTAKXADS1
Dillingham	—	37	$	***	$	***	$	***	$	***	$	***	$	***	907	842	DILLINGHAM	AK	DLHMAKXADS0
Dutch Harbor	—	38	$	***	$	***	$	***	$	***	$	***	$	***	907	359	UNALASKA	AK	DUHRAK01CM0
															907	391	UNALASKA	AK	UNLSAKBBCM1
															907	581	UNALASKA	UNALASKA	UNLSAKXA581
Eagle River	—	39	$	***	$	***	$	***	$	***	$	***	$	***	907	622	EAGLERIVER	AK	EGRVAKXA69X
															907	689	EAGLERIVER	AK	EGRVAKXA01T
															907	694	EAGLERIVER	AK	EGRVAKXA69X
															907	696	EAGLERIVER	AK	EGRVAKXA69X
															907	854	EAGLERIVER	AK	EGRVAKXA0MD
															907	860	EAGLERIVER	AK	EGRVAKXA69X
															907	862	EAGLERIVER	AK	EGRVAKXA69X
															907	864	EAGLERIVER	AK	EGRVAKXA69X
															907	870	EAGLERIVER	AK	EGRVAKXA69X
Eielson	23	40	$	***	$	***	$	***	$	***	$	***	$	***	907	372	EIELSONAFB	AK	ELSNAKXADS1
															907	377	EIELSONAFB	AK	ELSNAKXGDS1
Fairbanks	—	41	$	***	$	***	$	***	$	***	$	***	$	***		see separate tab
Ft. Greely	3	43	$	***	$	***	$	***	$	***	$	***	$	***	907	869	FORTGREELY	AK	FTGRAKXARS1
															907	873	FORTGREELY	AK	FTGRAKXGDS1
Ft. Wainwright	4	44	$	***	$	***	$	***	$	***	$	***	$	***	907	353	FTWAINWRIT	AK	FTWRAKXGDS1
Galena	—	45	$	***	$	***	$	***	$	***	$	***	$	***	907	656	GALENA	AK	GALNAKXA656

Glennallen	—	46	$	***	$	***	$	***	$	***	$	***	$	***	907	259	GLENNALLEN	AK	ANCRAKZA04T
															907	320	GLENNALLEN	AK	GLALAKACH01
															907	822	GLENNALLEN	AK	GLALAKXA822
Gustavus	—	47	$	***	$	***	$	***	$	***	$	***	$	***	907	697	GUSTAVUS	AK	GSTVAKXADS1
Haines	—	48	$	***	$	***	$	***	$	***	$	***	$	***	907	766	HAINES	AK	HANSAKXADS0
Homer	—	49	$	***	$	***	$	***	$	***	$	***	$	***	907	226	HOMER	AK	HOMRAKXADS1
															907	235	HOMER	AK	HOMRAKXADS1
															907	299	HOMER	AK	HOMRAKMCH01
															907	399	HOMER	AK	HOMRAKXA0MD
Juneau	—	50	$	***	$	***	$	***	$	***	$	***	$	***	see separate tab
Juneau - Lemon Creek	6	51	$	***	$	***	$	***	$	***	$	***	$	***	see separate tab
Juneau - Sterling	9	52	$	***	$	***	$	***	$	***	$	***	$	***	see separate tab
Kenai	—	53	$	***	$	***	$	***	$	***	$	***	$	***	907	283	KENAI	AK	KENAAKXADS1
															907	335	KENAI	AK	KENAAKXADS1
															907	690	KENAI	AK	KENAAKXA0MD
Ketchikan	—	54	$	***	$	***	$	***	$	***	$	***	$	***	907	225	KETCHIKAN	AK	KTCHAKXBDS1
															907	228	KETCHIKAN	AK	KTCHAKXBDS1
															907	247	KETCHIKAN	AK	KTCHAKXBDS1
															907	254	KETCHIKAN	AK	KTCHAKZA2MD
															907	617	KETCHIKAN	AK	JUNEAKBDCM0
King Cove	—	55	$	***	$	***	$	***	$	***	$	***	$	***	907	497	KING COVE	AK	KGCVAKXA497
King Salmon	—	56	$	***	$	***	$	***	$	***	$	***	$	***	907	246	KINGSALMON	AK	KGSLAKXACG1

															907	439	KINGSALMON	AK	KGSLAKBBCM1
Klawock	—	57	$	***	$	***	$	***	$	***	$	***	$	***	907	755	KLAWOCK	AK	KLWKAKXADS1
Kodiak	—	58	$	***	$	***	$	***	$	***	$	***	$	***	907	481	KODIAK	AK	KODKAKXCDS1
															907	486	KODIAK	AK	KODKAKXCDS1
															907	528	KODIAK	AK	KODKAKBBCM1
															907	654	KODIAK	AK	KODKAKXCCM0
Kodiak Base	5	59	$	***	$	***	$	***	$	***	$	***	$	***	907	487	KODIAKUSCG	AK	KODKAKAGRS1
Kotzebue	—	60	$	***	$	***	$	***	$	***	$	***	$	***	907	442	KOTZEBUE	AK	KTZBAKXADS1
Level Island	—	61	$	***	$	***	$	***	$	***	$	***	$	***
Metlakatla	—	62	$	***	$	***	$	***	$	***	$	***	$	***	907	886	METLAKATLA	AK	MTKTAKXADS0
Middleton Island	—	63	$	***	$	***	$	***	$	***	$	***	$	***
Nikiski	13	64	$	***	$	***	$	***	$	***	$	***	$	***
Ninilchik	56	65	$	***	$	***	$	***	$	***	$	***	$	***	907	567	NINILCHIK	AK	NCHKAKXARS0
Nome	—	66	$	***	$	***	$	***	$	***	$	***	$	***	907	443	NOME	AK	NOMEAKXADS0
															907	466	NOME	AK	NOMEAK01CM0
North Kenai	13	67	$	***	$	***	$	***	$	***	$	***	$	***	907	776	NORTHKENAI	AK	NKENAKXARS1
North Pole	12	68	$	***	$	***	$	***	$	***	$	***	$	***	907	488	NORTH POLE	AK	NRPLAKXADS1
															907	490	NORTH POLE	AK	NRPLAKXADS1
															907	750	NORTH POLE	AK	FRBNAKXC0MD
Palmer	—	69	$	***	$	***	$	***	$	***	$	***	$	***	907	745	PALMER	AK	PLMRAKXADS1

															907	746	PALMER	AK	PLMRAKXADS1
															907	761	PALMER	AK	PLMRAKXADS1
															907	775	PALMER	AK	ANCRAK02CM0
															907	861	PALMER	AK	PLMRAKXADS1
															907	982	PALMER	AK	PLMRAKXA0MD
Petersburg	—	70	$	***	$	***	$	***	$	***	$	***	$	***	907	772	PETERSBURG	AK	PTBRAKXADS0
Seward	—	71	$	***	$	***	$	***	$	***	$	***	$	***	907	224	SEWARD	AK	SWRDAKXADS0
															907	362	SEWARD	AK	SWRDAKZA0MD
															907	491	SEWARD	AK	SWRDAKMCH01
Sitka	—	72	$	***	$	***	$	***	$	***	$	***	$	***	907	738	SITKA	AK	SITKAKXADS1
															907	747	SITKA	AK	SITKAKXADS1
															907	752	SITKA	AK	SITKAKAC0MD
															907	966	SITKA	AK	SITKAKXADS1
Skagway	—	73	$	***	$	***	$	***	$	***	$	***	$	***	907	983	SKAGWAY	AK	SKWYAKXADS2
Soldotna	8	74	$	***	$	***	$	***	$	***	$	***	$	***	907	252	SOLDOTNA	AK	SLDTAKMCCM1
															907	260	SOLDOTNA	AK	SLDTAKXADS2
															907	262	SOLDOTNA	AK	SLDTAKXADS2
															907	394	SOLDOTNA	AK	SLDTAKXA0MD
															907	398	SOLDOTNA	AK	SLDTAKXA0MD
															907	598	SOLDOTNA	AK	SLDTAKXA0MD
															907	714	SOLDOTNA	AK	SLDTAKXADS2
															907	953	SOLDOTNA	AK	SLDTAKMCCM1
St. Paul	—	75	$	***	$	***	$	***	$	***	$	***	$	***	907	546	ST PAUL	AK	STPLAKXADS1
Talkeetna	63	76	$	***	$	***	$	***	$	***	$	***	$	***	907	733	TALKEETNA	AK	TLKTAKXA733
Tok	—	77	$	***	$	***	$	***	$	***	$	***	$	***	907	883	TOK	AK	TOK AKXADS1
Valdez	—	78	$	***	$	***	$	***	$	***	$	***	$	***	907	255	VALDEZ	AK	VLDZAKGMCM1

															907	831	VALDEZ	AK	VLDZAKXACM1
															907	834	VALDEZ	AK	VLDZAKXA835
															907	835	VALDEZ	AK	VLDZAKXA835
Wasilla	12	79	$	***	$	***	$	***	$	***	$	***	$	***	907	232	WASILLA	AK	WSLLAKMCCM1
															907	352	WASILLA	AK	WSLLAKXADS1
															907	354	WASILLA	AK	WSLLAKXACM1
															907	355	WASILLA	AK	WSLLAKMKCM1
															907	357	WASILLA	AK	WSLLAKXADS1
															907	373	WASILLA	AK	WSLLAKXADS1
															907	376	WASILLA	AK	WSLLAKXADS1
															907	430	WASILLA	AK	WSLLAKMKCM1
															907	715	WASILLA	AK	ANCRAKXCCM4
															907	730	WASILLA	AK	WSLLAKXACM1
															907	841	WASILLA	AK	WSLLAKMCCM1
															907	863	WASILLA	AK	WSLLAKXACM1
Wasilla - Palmer	12	80	$	***	$	***	$	***	$	***	$	***	$	***
Wrangell	—	81	$	***	$	***	$	***	$	***	$	***	$	***	907	874	WRANGELL	AK	WRGLAKXADS0
Red Dog Mine		88	$	***	$	***	$	***	$	***	$	***	$	***	907	426	RED DOG MN	AK	RDDGAKXADS1
Juneau - Douglas	2	89	$	***	$	***	$	***	$	***	$	***	$	***	907	364	DOUGLAS	AK	DGLSAKXARS1
Yakutat		91	$	***	$	***	$	***	$	***	$	***	$	***	907	784	YAKUTAT	AK	YKUTAKXADS1

Exhibit G

ICD – BILLING FEED

[This ICD – BILLING FEED is considered proprietary and confidential by Verizon,  (a party to the Agreement), is not considered by the Company as material to investment decisions by investors or prospective investors in the Company, and therefore is not included in this filing with the Securities and Exchange Commission.]

Exhibit H

ICD – ORDER AND INVENTORY

(Reserved)

Exhibit I

ICD – MANUAL ASR

(Reserved)